UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04391

                           Old Mutual Advisor Funds II
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

        William H. Rheiner, Esq.                    Andra C. Ozols, Esq.
   Ballard Spahr Andrews & Ingersoll              Old Mutual Capital, Inc.
     1735 Market Street, 51st Floor         4643 South Ulster Street, Suite 600
      Philadelphia, PA 19103-7599                     Denver, CO 80237
             (215) 864-8600                            (720) 200-7725

      Registrant's telephone number, including area code: 1-888-724-4669

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2007

Item 1.  Reports to Stockholders.

[LOGO]   OLD MUTUAL
         Advisor Funds II

Equity Funds

Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds

Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

ANNUAL REPORT        |       March 31, 2007

TABLE OF CONTENTS

About This Report                                                              1

Message to Shareholders                                                        3

Management Overview and Schedules of Investments

Equity Funds

Old Mutual Analytic U.S. Long/Short Fund
 Class Z (OBDEX), Advisor Class (OALSX), Class A (OADEX), Class C (OCDEX),
 Class R (ORLSX), Institutional Class (OISLX)                                  4

Old Mutual Barrow Hanley Value Fund
 Class Z (OBFOX), Advisor Class (OCLFX), Class A (OAFOX), Class C (OCFOX),
 Class R (ORBHX), Institutional Class (OIBHX)                                 11

Old Mutual Columbus Circle Technology and Communications Fund
 Class Z (OBTCX), Advisor Class (OTNAX), Class A (OATCX), Class C (OCOMX),
 Class R (ORCTX), Institutional Class (OICTX)                                 16

Old Mutual Emerging Growth Fund
 Class Z (OBEHX), Advisor Class (OAEMX), Class A (OAEGX), Class C (OCEGX),
 Class R (OREGX), Institutional Class (OIEGX)                                 21

Old Mutual Focused Fund
 Class Z (OBFVX), Advisor Class (OAVFX), Class A (OAFCX), Class C (OCFCX),
 Class R (ORFCX), Institutional Class (OIFCX)                                 27

Old Mutual Growth Fund
 Class Z (OBHGX), Advisor Class (OBGWX), Class A (OAHGX), Class C (OCHGX),
 Class R (ORGHX), Institutional Class (OIGHX)                                 31

Old Mutual Heitman REIT Fund
 Class Z (OBRTX), Advisor Class (OBRAX), Class A (OARTX), Class C (OCRTX),
 Class R (ORHRX), Institutional Class (OIHRX)                                 40

Old Mutual Large Cap Fund
 Class Z (OLCVX), Advisor Class (OBLWX), Class A (OLLLX), Class C (OCCAX),
 Class R (ORLAX), Institutional Class (OILCX)                                 44

Old Mutual Large Cap Growth Fund
 Class Z (OBHLX), Advisor Class (OBLAX), Class A (OALHX), Class C (OCLHX),
 Class R (ORGGX), Institutional Class (OIGGX)                                 48

Old Mutual Large Cap Growth Concentrated Fund
 Class Z (OLCPX), Advisor Class (OLTAX), Class A (OLGBX), Class C (OCLAX),
 Class R (ORLLX), Institutional Class (OILLX)                                 55

Old Mutual Mid-Cap Fund
 Class Z (OBMEX), Advisor Class (OZZAX), Class A (OAMJX), Class C (OCCPX),
 Class R (ORMMX), Institutional Class (OIMMX)                                 61

Old Mutual Select Growth Fund
 Class Z (OBHEX), Advisor Class (OAGSX), Class A (OAHEX), Class C (OCHEX),
 Class R (ORGSX), Institutional Class (OIGSX)                                 66

Old Mutual Small Cap Fund
 Class Z (OBSWX), Advisor Class (OVAAX), Class A (OSAMX), Class C (OSCMX),
 Class R (ORSCX), Institutional Class (OICSX)                                 72

Old Mutual Strategic Small Company Fund
 Class Z (OSSCX), Advisor Class (OBSSX), Class A (OSSAX), Class C (OCSSX),
 Class R (ORSSX), Institutional Class (OISSX)                                 81

Old Mutual TS&W Small Cap Value Fund
 Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                            92

TABLE OF CONTENTS - concluded

Fixed-Income Funds

Old Mutual Cash Reserves Fund
 Class Z (OBCXX)                                                              98

Old Mutual Dwight Intermediate Fixed Income Fund
 Class Z (OBFJX), Advisor Class (OADIX), Class A (OAFJX), Class C (OCIRX),
 Class R (ORDIX), Institutional Class (OIDIX)                                102

Old Mutual Dwight Short Term Fixed Income Fund
 Class Z (OBCPX), Advisor Class (OACPX), Class A (OIRAX), Class C (OIRCX),
 Class R (ORDSX), Institutional Class (OIDSX)                                109

Statements of Assets & Liabilities                                           116

Statements of Operations                                                     122

Statements of Changes in Net Assets                                          126

Financial Highlights                                                         132

Notes to Financial Statements                                                145

Report of Independent Registered Public Accounting Firm                      172

Notice to Shareholders                                                       173

Proxy Voting and Portfolio Holdings                                          174

Fund Expenses Example                                                        175

Board of Trustees and Officers of the Trust                                  179

Board Review and Approval of Investment
Management Agreements                                                        181

Board Review and Approval of Investment
Sub-Advisory Agreement With Ashfield Partners, LLC                           193

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds offer Class A, Class C, Class Z, Advisor Class, Class R and Institutional Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Advisor Class shares are subject to an annual service fee of 0.25%. Class R shares are subject to aggregate annual distribution and service fees of 0.50%. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA

This report reflects views, opinions, and Fund holdings as of March 31, 2007, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2007 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Dow Jones Wilshire Real Estate Securities Index

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

ABOUT THIS REPORT - concluded

Lehman Intermediate U.S. Aggregate Index
The Lehman Intermediate U.S. Aggregate Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average
Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 359 mutual funds (as of March 31, 2007) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index
The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index
The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 3000(R) Index
The unmanaged Russell 3000(R) Index measures the performance of the largest 3,000 publicly traded U.S. companies based on market capitalization.

Russell 3000(R) Growth Index
The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Growth Index
The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index
The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000(R) Growth Index
The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000(R) Value Index
The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000(R) Value Index
Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell Midcap(R) Growth Index
The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

S&P 500 Index
The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MidCap 400 Index
The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

I am pleased to share this review of the fiscal year ended March 31, 2007 with you. It was an encouraging year for Old Mutual Advisor Funds II as our nation's economy continued to expand at a moderate pace and our organization made progress on many operational and strategic goals. The period was not without its challenges, however.

Macroeconomic warning signs, including an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts), declining housing market, as well as fears of higher inflation and economic slowdown, led to ongoing speculation and concern. Investors, however, took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity and most of the major equity indexes ended the period in firmly positive territory. Overall, the S&P 500 Index gained 11.83% during the fiscal year ended March 31, 2007 and value stocks outperformed their growth counterparts, as measured by the returns of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes.

We are pleased to report that, against this backdrop, Old Mutual Advisor Funds II produced generally positive results. For more complete information, please refer to the subsequent pages, which discuss each of the Fund's individual activities and returns in greater detail.

On the operational front, we have made healthy progress. In our efforts to build an even more responsive organization, our executive management team was strengthened and expanded. An additional initiative put into action during the period to better serve shareholders was our expanded share class offering. In addition, in February of 2007, we welcomed a new interim sub-advisor to Old Mutual Advisor Funds II when the Board of Trustees appointed Ashfield Capital Partners, LLC ("Ashfield") to assume management of a portion of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund. Ashfield's final appointment will become effective upon shareholder approval.

Our focus in the coming year is to continue to make strides toward increasing operational efficiencies throughout our organization that are aimed at enhancing shareholder value. It is our hope that the strategies we pursue will help position us to succeed in a rapidly changing business environment that requires the vision, resources and flexibility to adapt quickly.

Much progress has been made this year, but our work is far from done. As always, enhancements to our communications and processes are imperative as we continue to strive to more effectively serve you. To this end, we encourage you to contact us if there is anything we can do to serve you better. Feel free to contact me directly at President@oldmutualcapital.com or please see the back cover of this report for other appropriate contact information.

As we enter a new fiscal year, we believe that Old Mutual Advisor Funds II is positioned to capitalize on both the investment environment and our operational and competitive initiatives. As always, we thank you for your continued investment.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Advisor Funds II

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, Inc.

Performance Highlights

- During the one-year period ended March 31, 2007, the Fund's Class Z shares gained 21.74%, significantly outperforming the 11.83% return of its benchmark, the S&P 500 Index.

- During the period, stock selection within the energy consumer discretionary, information technology and financials sectors contributed positively to performance while stock selection in telecommunications services, health care and utilities detracted from relative results.

- Long positions in oil and natural gas production company Exxon Mobil, digital television entertainment provider DIRECTV Group, and manufacturer and distributor of tires and related products Goodyear Tire & Rubber contributed to the Fund's strong absolute performance during the period.

- A long position in NVR (no longer a Fund holding), a U.S. homebuilder, and short positions in Rambus, a technology company that invents and licenses chip interface technologies, and OSI Pharmaceuticals (no longer a Fund holding), a biotechnology company, detracted from the Fund's performance during the period.

Q. How did the Fund perform relative to its benchmarks?

A. During the one-year period ended March 31, 2007, the Old Mutual Analytic U.S. Long/Short Fund's (the "Fund") Class Z shares gained 21.74%, significantly outperforming the 11.83% return of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 6.

Q. What investment environment did the Fund face during the past year?

A. The U.S. equity market posted strong returns with the S&P 500 Index gaining 11.83% during the fiscal year. Economic news released during the period was mixed. Falling energy costs and optimism for corporate earnings helped rally the markets, while a sharp slowdown in the housing market, with declining median home prices for the first time in almost two decades, rattled investor confidence. The Federal Reserve ended its two-year campaign to increase interest rates, with short-term rates remaining at 5.25% after 17 consecutive rate increases, and diminishing concerns about interest rates and inflation.

Q. Which market factors influenced the Fund's relative performance?

A. The Fund's sub-advisor, Analytic Investors, Inc.'s ("Analytic"), process is based on the premise that investor behavior changes, but changes slowly, and is persistent from month-to-month. Investor behavior observed during the period was fairly consistent with that observed over the prior three years. For example, stocks with above average sales-to-price and cash-flow-to-price ratios performed well, and the Fund was positioned to benefit from investor emphasis on these characteristics. An overweight relative to the benchmark in companies with strong projected earnings growth also contributed positively to performance. A negative tilt toward companies with above average trading volume also helped performance over the period. On the flip side, however, an overweight to companies with higher than average price momentum dampened performance over the year, as did an overweight to companies with above average return on equity.

Q. How did portfolio composition affect Fund performance?

A. During the period, stock selection within the energy, consumer discretionary, information technology and financials sectors contributed positively to performance while stock selection in telecommunications services, health care and utilities detracted from relative results.

Long positions in oil and natural gas production company Exxon Mobil, digital television entertainment provider DIRECTV Group, and manufacturer and distributor of tires and related products, Goodyear Tire & Rubber contributed to the Fund's strong absolute performance during the period. Exxon Mobil posted a $10.5 billion third-quarter profit, the second-largest quarterly profit in history for a publicly listed U.S. company. The company attributed the record profit to earnings gains in operations and an increase in production for the first nine months of the year. Despite the fact that the telecommunications services sector generally detracted from performance, DIRECTV Group reached an agreement with Major League Baseball worth $700 million over seven years for an "Extra Innings Package" and contributed to performance during the period. Goodyear Tire & Rubber took steps to improve its standing with credit agencies and investors and ended a protracted strike just before the end of 2006, setting the company up for sizable stock-price gains in early 2007.

Analytic U.S. Long/Short Fund

A long position in NVR (no longer a Fund holding), a U.S. homebuilder, and short positions in Rambus, a technology company that invents and licenses chip interface technologies, and OSI Pharmaceuticals (no longer a Fund holding), a biotechnology company, detracted from the Fund's performance during the period. NVR reported a 39.2% loss in the fourth quarter which resulted from declines in new home orders and high cancellation rates for new home orders. Despite contributions to performance from the information technology sector, Rambus' stock increased on news that the Federal Trade Commission had lifted restrictions preventing the company from collecting certain royalties and the Fund's short position detracted from performance. Similarly, the short position in OSI Pharmaceuticals detracted from Fund performance when OSI Pharmaceuticals posted a narrower than expected loss, beating analyst revenue estimates and causing the stock to rally.

Q. What is the investment outlook for the U.S. equity market?

A. Analytic's process is based on the belief that there is persistency in the types of stock characteristics investors prefer. The Fund is positioned toward stocks with attractive sales and cash-flow-to-price ratios, while de-emphasizing stocks with higher than average dividend yields. Additionally, Analytic favors stocks with strong price momentum and avoids companies with higher than average trading volumes.

Top Ten Holdings as of March 31, 2007

Exxon Mobil    6.5%
JPMorgan Chase 4.7%
International Business
Machines       4.6%
Bank of America   4.2%
Hewlett-Packard   4.1%
McKesson       3.9%
Goldman Sachs Group     3.6%
Cardinal Health   3.6%
Tyco International      3.4%
Sears Holdings 3.4%

As a % of Total
Fund Investments* 42.0%

*Top Ten Holdings are all long positions.

Analytic U.S. Long/Short Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One               Annualized      Annualized        Annualized        Annualized
                         Date              Year Return       3 Year Return   5 Year Return     10 Year Return    Inception to Date
Class Z*                 07/01/93          21.74%            13.66%          7.04%             9.83%             11.51%
Advisor Class            12/20/06 (1)      n/a               n/a             n/a               n/a               4.96%(+)
Class A with load        07/31/03          14.38%            11.15%          n/a               n/a               12.98%
Class A without load     07/31/03          21.33%            13.37%          n/a               n/a               14.83%
Class C with load        07/31/03          19.52%            12.53%          n/a               n/a               13.99%
Class C without load     07/31/03          20.52%            12.53%          n/a               n/a               13.99%
Class R                  12/20/06 (1)      n/a               n/a             n/a               n/a               4.89%(+)
Institutional Class      12/20/06 (1)      n/a               n/a             n/a               n/a               5.11%(+)
S&P 500 Index            07/01/93          11.83%            10.06%          6.27%             8.20%             10.76%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2

* Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic Investors, Inc. and had investment goals, strategies and policies that were substantially similar to the Fund.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.56% and 1.24%; 1.58% and 1.51%; 2.47% and 1.48%; 3.95% and 2.24%; 1.83% and
1.76%; and 1.07% and 1.06%, respectively. Expenses for Advisor Class, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual
Analytic U.S.
Long/Short Fund,
Class Z            10,000    14,937    18,250    21,384    17,736    18,182    12,940    17,405    18,883    20,990    25,553
S&P 500 Index      10,000    14,800    17,532    20,677    16,194    16,233    12,214    16,504    17,608    19,673    22,000

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

15%   Consumer Discretionary
6%    Consumer Staples
9%    Energy
21%   Financials
1%    Government
11%   Health Care
11%   Industrials
17%   Information Technology
3%    Materials
4%    Telecommunications Services
2%    Utilities

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 102.8%
Aerospace/Defense - 3.5%
Boeing (A)                                 53,851      $     4,788
Raytheon                                   12,763            669
Total Aerospace/Defense                                      5,457
Agricultural Operations - 0.5%
Archer-Daniels-Midland                     20,771            762
Total Agricultural Operations                                762
Airlines - 2.0%
AMR*                                       82,538            2,513
UAL*                                       13,203            504
Total Airlines                                               3,017
Apparel Manufacturers - 0.1%
Hanesbrands*                               3,652             107
Total Apparel Manufacturers                                  107
Auto-Cars/Light Trucks - 4.2%
Ford Motor (A)                             533,675           4,211
General Motors                             74,556            2,284
Total Auto-Cars/Light Trucks                                 6,495
Broadcast Services/Programming - 0.0%
Clear Channel Communications               1,407             49
Total Broadcast Services/Programming                         49
Cable TV - 5.0%
Cablevision Systems, Cl A (A)              152,686           4,646
Comcast, Cl A*                             30,013            779
DIRECTV Group*                             91,734            2,116
EchoStar Communications, Cl A*             5,317             231
Total Cable TV                                               7,772
Casino Hotels - 0.0%
Harrah's Entertainment                     338               29
Total Casino Hotels                                          29
Cellular Telecom - 0.6%
US Cellular*                               11,907            875
Total Cellular Telecom                                       875
Computer Services - 0.6%
Computer Sciences*                         583               30
Electronic Data Systems                    31,194            864
Total Computer Services                                      894

Description                                      Shares            Value (000)
Computers - 9.0%
Hewlett-Packard (A)                              162,014     $     6,503
International Business Machines (A)              77,378            7,294
Total Computers                                                    13,797
Consumer Products-Miscellaneous - 0.7%
Clorox                                           17,578            1,120
Total Consumer Products-Miscellaneous                              1,120
Containers-Metal/Glass - 1.9%
Crown Holdings*                                  76,388            1,868
Owens-Illinois*                                  40,980            1,056
Total Containers-Metal/Glass                                       2,924
Distribution/Wholesale - 0.9%
Ingram Micro, Cl A*                              72,238            1,395
Total Distribution/Wholesale                                       1,395
Diversified Manufacturing Operations - 3.6%
Tyco International (A)                           174,457           5,504
Total Diversified Manufacturing Operations                         5,504
Electric-Generation - 1.7%
AES*                                             124,235           2,674
Total Electric-Generation                                          2,674
Electric-Integrated - 0.5%
Public Service Enterprise Group                  6,410             532
TXU                                              2,665             171
Total Electric-Integrated                                          703
Electronic Parts Distribution - 4.6%
Arrow Electronics*                               100,121           3,780
Avnet*                                           90,842            3,283
Total Electronic Parts Distribution                                7,063
Engineering/R & D Services - 0.0%
Jacobs Engineering Group*                        1,294             60
Total Engineering/R & D Services                                   60
Fiduciary Banks - 0.0%
Mellon Financial                                 1,278             55
Total Fiduciary Banks                                              55
Finance-Credit Card - 0.7%
American Express                                 19,104            1,077
Total Finance-Credit Card                                          1,077

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Finance-Investment Banker/Broker - 8.6%
Goldman Sachs Group (A)                    27,786      $     5,742
JPMorgan Chase (A)                         155,832           7,539
Total Finance-Investment Banker/Broker                       13,281
Finance-Mortgage Loan/Banker - 1.8%
Fannie Mae                                 50,399            2,751
Total Finance-Mortgage Loan/Banker                           2,751
Food-Meat Products - 2.8%
Tyson Foods, Cl A                          224,228           4,352
Total Food-Meat Products                                     4,352
Food-Retail - 0.2%
Kroger                                     8,958             253
Total Food-Retail                                            253
Health Care Cost Containment - 4.0%
McKesson (A)                               105,424           6,172
Total Health Care Cost Containment                           6,172
Hotels & Motels - 0.0%
Marriott International, Cl A               234               11
Total Hotels & Motels                                        11
Independent Power Producer - 0.0%
Dynegy, Cl A*                              1,841             17
Total Independent Power Producer                             17
Life/Health Insurance - 0.4%
Cigna                                      4,067             580
Conseco*                                   6,089             106
Total Life/Health Insurance                                  686
Machinery-Pumps - 0.1%
Flowserve                                  2,903             166
Total Machinery-Pumps                                        166
Machinery-Construction & Mining - 1.2%
Terex*                                     26,013            1,867
Total Machinery-Construction & Mining                        1,867
Medical-HMO - 1.0%
Humana*                                    26,274            1,524
Total Medical-HMO                                            1,524
Medical-Wholesale Drug Distributors - 3.9%
AmerisourceBergen                          5,748             303
Cardinal Health (A)                        77,708            5,669
Total Medical-Wholesale Drug Distributors                    5,972

Description                                Shares            Value (000)
Metal-Diversified - 0.0%
Freeport-McMoRan Copper & Gold, Cl B       722         $     48
Total Metal-Diversified                                      48
Multi-Line Insurance - 5.6%
ACE                                        46,154            2,633
CNA Financial*                             397               17
Loews                                      31,674            1,439
Metlife (A)                                70,686            4,464
Total Multi-Line Insurance                                   8,553
Oil & Gas Drilling - 0.8%
Transocean*                                15,850            1,295
Total Oil & Gas Drilling                                     1,295
Oil Companies-Integrated - 8.4%
ConocoPhillips                             2,229             152
Exxon Mobil (A)                            137,966           10,410
Marathon Oil                               24,682            2,439
Total Oil Companies-Integrated                               13,001
Paper & Related Products - 1.0%
Smurfit-Stone Container*                   134,188           1,511
Total Paper & Related Products                               1,511
Pharmacy Services - 2.4%
Medco Health Solutions*                    49,905            3,620
Total Pharmacy Services                                      3,620
Printing-Commercial - 0.6%
RR Donnelley & Sons                        24,260            888
Total Printing-Commercial                                    888
Property/Casualty Insurance - 0.3%
First American                             8,301             421
Total Property/Casualty Insurance                            421
Retail-Automobile - 0.0%
United Auto Group                          1,788             36
Total Retail-Automobile                                      36
Retail-Consumer Electronics - 0.1%
Best Buy                                   1,517             74
Circuit City Stores                        2,726             50
Total Retail-Consumer Electronics                            124
Retail-Drug Store - 0.1%
CVS/Caremark                               3,819             130
Total Retail-Drug Store                                      130

                                     Shares/Face
Description                          Amount (000)            Value (000)
Retail-Major Department Store - 3.6%
Sears Holdings* (A)                  30,506            $     5,496
Total Retail-Major Department Store                          5,496
Retail-Office Supplies - 0.3%
Office Depot*                        11,639                  409
Total Retail-Office Supplies                                 409
Rubber-Tires - 2.4%
Goodyear Tire & Rubber*              120,977                 3,773
Total Rubber-Tires                                           3,773
Super-Regional Banks-US - 4.3%
Bank of America (A)                  130,932                 6,680
Total Super-Regional Banks-US                                6,680
Telephone-Integrated - 3.4%
Qwest Communications International*  328,682                 2,955
Sprint Nextel                        121,044                 2,295
Total Telephone-Integrated                                   5,250
Tobacco - 2.2%
Loews Corp-Carolina Group            45,218                  3,420
Total Tobacco                                                3,420
Transport-Services - 1.0%
FedEx                                14,080                  1,513
Total Transport-Services                                     1,513
Web Portals/ISP - 2.2%
Google, Cl A*                        7,338                   3,362
Total Web Portals/ISP                                        3,362
Total Common Stock (Cost $153,439)                           158,411
Treasury Bill - 0.8%
U.S. Treasury Bill (B) (C)
4.960%, 07/05/07                     $1,200                  1,185
Total Treasury Bill (Cost $1,184)                            1,185
Warrants - 0.0%
Alcatel-Lucent, Expires 12/10/07*    9                       1
Total Warrants (Cost $-)                                     1
Total Investments - 103.6% (Cost $154,623)                   159,597
Securities Sold Short - (17.1)%
Common Stock - (17.1)%
Airlines - (1.9)%
Southwest Airlines                   (204,276)               (3,003)
Total Airlines                                               (3,003)

Description                                Shares            Value (000)
Applications Software - (0.7)%
Red Hat*                                   (48,859)    $     (1,120)
Total Applications Software                                  (1,120)
Auto-Medium & Heavy Duty Trucks - (0.1)%
Oshkosh Truck                              (1,521)           (81)
Total Auto-Medium & Heavy Duty Trucks                        (81)
Broadcast Services/Programming - (1.7)%
Discovery Holding, Cl A*                   (136,397)         (2,609)
Total Broadcast Services/Programming                         (2,609)
Building-Residential/Commercial - (0.6)%
MDC Holdings                               (6,491)           (312)
Standard-Pacific                           (32,061)          (669)
Total Building-Residential/Commercial                        (981)
Commercial Banks-Western US - (0.0)%
East West Bancorp                          (736)             (27)
Total Commercial Banks-Western US                            (27)
Computers-Memory Devices - (2.0)%
Sandisk*                                   (72,001)          (3,154)
Total Computers-Memory Devices                               (3,154)
Computers-Integrated Systems - (0.1)%
Riverbed Technology*                       (4,082)           (113)
Total Computers-Integrated Systems                           (113)
Consulting Services - (0.1)%
Corporate Executive Board                  (1,348)           (102)
Total Consulting Services                                    (102)
Data Processing/Management - (0.3)%
Paychex                                    (10,883)          (412)
Total Data Processing/Management                             (412)
Electronic Components-Miscellaneous - (2.3)%
Gentex                                     (216,147)         (3,512)
Total Electronic Components-Miscellaneous                    (3,512)
Electronic Components-Semiconductors - (3.1)%
PMC-Sierra*                                (204,747)         (1,435)
Rambus*                                    (126,061)         (2,679)
Silicon Laboratories*                      (22,215)          (665)
Total Electronic Components-Semiconductors                   (4,779)

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Medical Instruments - (0.7)%
Boston Scientific*                               (69,713) $        (1,014)
Total Medical Instruments                                          (1,014)
Retirement/Aged Care - (0.2)%
Brookdale Senior Living                          (6,740)           (301)
Total Retirement/Aged Care                                         (301)
S&L/Thrifts-Eastern US - (2.8)%
Hudson City Bancorp                              (312,444)         (4,274)
Total S&L/Thrifts-Eastern US                                       (4,274)
Therapeutics - (0.5)%
Amylin Pharmaceuticals*                          (22,571)          (844)
Total Therapeutics                                                 (844)
Total Securities Sold Short (Proceeds $(26,429))                   (26,326)
Other Assets and Liabilities, Net - 13.5%                          20,745
Net Assets - 100.0%                              $                 154,016
The Fund had the following futures contracts open as of
March 31, 2007:
                         Number      Contract                      Unrealized
Contract                 of          Value                         Appreciation
Description              Contracts   (000)       Expiration        (000)
S&P 500 Composite
E-Mini Index - Long      3           $ 215       June 2007         $ 6
S&P 500 Composite
Index - Long             58          20,752      June 2007         227
                                                                   $233

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL BARROW HANLEY VALUE FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2007, the Old Mutual Barrow Hanley Value Fund's (the "Fund") Class Z shares gained 14.03%, outperforming the 11.83% return of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 13.

Q.    What investment environment did the Fund face during the past year?

A. The 12-month period exhibited strong positive returns for large-cap equities. Strong but volatile corporate profits, stable Federal Reserve ("Fed") monetary policy and fixed- income returns of 6.50%, as measured by the Lehman Intermediate U.S. Aggregate Index, characterized the period. As the period came to a close, Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") noted that while price/earnings ("P/E") multiples were not low on an absolute basis, they were reasonable considering interest rates and overall profitability. Corporate free cash flow was at record levels and dividend increases and share buybacks were strong. During a period like this one, with strong absolute returns, funds with significant cash reserves were penalized. The Fund had very low cash reserve balances, however, and benefited from this trend.

Q.    Which market factors influenced the Fund's relative performance?

A. The Fund's relative performance was positively impacted by the market's growing interest in dividend-paying securities such as utility funds. Barrow Hanley notes, however, that there could be an end in sight for the 15% tax rate on dividend income. During the period, utility funds and real estate investment trusts ("REITs") experienced dramatic inflows.

Q.    How did portfolio composition affect Fund performance?

A. The Fund's selectivity in the consumer staples and information technology sectors contributed to its relative outperformance of the benchmark during the period. Additionally, an overweight relative to the benchmark in the utilities sector added value during the period. From a sector perspective, the main detractor from performance was stock selection in the financials sector. In addition, the Fund had no exposure to the strong performing REIT market due to the sub-advisor's concern about a bubble in the sector as well as increasing mortgage delinquencies and falling net interest margins that impacted other stocks in this sector. Stock selection in the energy and consumer discretionary sectors also detracted from the Fund's relative performance.

Despite poor performance from the consumer discretionary sector as a whole, at the individual stock level, Fund performance was boosted by holdings in Altria Group (formerly Phillip Morris) and Imperial Tobacco Group, both of which are tobacco product manufacturers, marketers and sellers. The Fund's holdings in the integrated energy company Entergy also contributed to its gains. These companies experienced strong earnings gains with above-average dividend expectations. In the case of Altria Group, the finalization of the Kraft Foods spin-off in March of 2007 boosted performance. Barrow Hanley believes Entergy, the power company that serves New Orleans, may be overcoming the after-effects of the New Orleans hurricane damage, which impacted results for an extended period of time. Additionally, the Fund has an above-average investment in stocks that produced dividend yields, particularly those in telecommunications services, electric utilities and health care.


Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares gained 14.03%, outperforming the 11.83% return of its benchmark, the S&P 500 Index.

- Selectivity in the consumer staples and information technology sectors and an overweight in the utilities sector contributed to the Fund's relative outperformance of its benchmark during the period.

- Stock selection in the financials, energy and consumer discretionary sectors detracted from relative performance.

- The Fund's above-average investment in dividend- paying stocks contributed to performance.


Barrow Hanley Value Fund

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.

Top Ten Holdings as of March 31, 2007

Altria Group                  7.8%
Imperial Tobacco Group ADR    5.1%
Entergy                       4.4%
Bristol-Myers Squibb          4.2%
Diageo ADR                    4.2%
Verizon Communications        3.8%
Wyeth                         3.7%
Bank of America               3.7%
WellPoint                     3.5%
Pfizer                        3.5%

As a % of Total
Fund Investments             43.9%

Individual stocks that detracted from absolute results included diversified technology company 3M (no longer a Fund holding), along with energy provider BP (no longer a Fund holding), and consumer finance company Capital One Financial. Barrow Hanley sold 3M and BP during the year because of concern about the companies' P/E ratios, which were higher than that of the Fund's portfolio as a whole. The Fund continues to hold Capital One Financial because it has the Fund's lowest P/E despite exhibiting flat earnings during the year. Barrow Hanley believes that this stock may be poised for growth in 2008.

Q. What is the investment outlook for the large-cap value equity market?

A. Barrow Hanley believes equity markets may be positioned to continue to benefit from growth in corporate profits and the restraint of the Fed monetary policy. If additional concerns over housing prices, oil production in the Middle East and emerging investment markets do not materialize, the sub-advisor is cautiously optimistic for 2007.

Barrow Hanley Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One               Annualized          Annualized        Annualized
                         Date              Year Return       3 Year Return       5 Year Return     Inception to Date
Class Z*                 09/10/98          14.03%            8.38%               4.97%             11.67%
Advisor Class            06/30/03          13.83%            8.14%               n/a               9.72%
Class A with load        07/31/03          7.32%             6.01%               n/a               8.20%
Class A without load     07/31/03          13.86%            8.13%               n/a               9.97%
Class C with load        07/31/03          12.25%            7.26%               n/a               9.11%
Class C without load     07/31/03          12.78%            7.26%               n/a               9.11%
Class R                  12/20/06 (1)      n/a               n/a                 n/a               1.38%(+)
Institutional Class      12/20/06 (1)      n/a               n/a                 n/a               1.61%(+)
S&P 500 Index            09/10/98          11.83%            10.06%              6.27%             6.10%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

* Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by a sub-advisor different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.10%; 2.68% and 1.35%; 1.79% and 1.35%; 2.56% and 2.10%; 1.62% and
1.60%; and 0.92% and 0.90%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                   9/10/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Barrow
Hanley Value Fund,
Class Z             10,000    11,231    10,847    16,698    20,175    14,984    20,201    21,543    22,553    25,717
S&P 500 Index       10,000    13,233    15,607    12,223    12,253    9,219     12,457    13,290    14,849    16,606

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

5%    Consumer Discretionary
18%   Consumer Staples
6%    Energy
24%   Financials
16%   Health Care
10%   Industrials
4%    Information Technology
2%    Materials
7%    Telecommunications Services
8%    Utilities

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Common Stock - 99.7%
Aerospace/Defense - 3.0%
Northrop Grumman                                 53,500      $     3,971
Total Aerospace/Defense                                            3,971
Beverages-Wine/Spirits - 4.2%
Diageo ADR                                       67,600            5,472
Total Beverages-Wine/Spirits                                       5,472
Chemicals-Diversified - 2.1%
Lyondell Chemical                                91,900            2,754
Total Chemicals-Diversified                                        2,754
Computers - 2.8%
Hewlett-Packard                                  92,900            3,729
Total Computers                                                    3,729
Cruise Lines - 2.4%
Carnival                                         67,100            3,144
Total Cruise Lines                                                 3,144
Diversified Manufacturing Operations - 6.5%
General Electric                                 37,800            1,337
Honeywell International                          62,300            2,870
Illinois Tool Works                              84,700            4,370
Total Diversified Manufacturing Operations                         8,577
Electric-Integrated - 8.3%
Dominion Resources                               20,600            1,829
Duke Energy                                      161,600           3,279
Entergy                                          55,000            5,770
Total Electric-Integrated                                          10,878
Finance-Credit Card - 2.2%
American Express                                 51,700            2,916
Total Finance-Credit Card                                          2,916
Finance-Investment Banker/Broker - 6.1%
Citigroup                                        85,700            4,400
Merrill Lynch                                    43,800            3,577
Total Finance-Investment Banker/Broker                             7,977
Finance-Mortgage Loan/Banker - 3.3%
Freddie Mac                                      73,700            4,384
Total Finance-Mortgage Loan/Banker                                 4,384
Food-Miscellaneous/Diversified - 0.9%
ConAgra Foods                                    48,400            1,206
Total Food-Miscellaneous/Diversified                               1,206

Description                                Shares            Value (000)
Medical Labs & Testing Services - 1.0%
Quest Diagnostics                          26,700      $     1,331
Total Medical Labs & Testing Services                        1,331
Medical-Drugs - 11.5%
Bristol-Myers Squibb                       200,000           5,552
Pfizer                                     182,100           4,600
Wyeth                                      97,700            4,888
Total Medical-Drugs                                          15,040
Medical-HMO - 3.5%
WellPoint*                                 56,900            4,615
Total Medical-HMO                                            4,615
Multi-Line Insurance - 6.3%
Allstate                                   67,200            4,036
American International Group               62,000            4,168
Total Multi-Line Insurance                                   8,204
Oil Companies-Integrated - 3.3%
Occidental Petroleum                       88,000            4,339
Total Oil Companies-Integrated                               4,339
Pipelines - 2.9%
El Paso                                    118,800           1,719
Spectra Energy                             80,800            2,123
Total Pipelines                                              3,842
Publishing-Periodicals - 0.3%
Idearc                                     9,150             321
Total Publishing-Periodicals                                 321
Super-Regional Banks-US - 5.9%
Bank of America                            95,000            4,847
Capital One Financial                      38,400            2,897
Total Super-Regional Banks-US                                7,744
Telephone-Integrated - 6.7%
AT&T                                       96,300            3,797
Verizon Communications                     130,600           4,952
Total Telephone-Integrated                                   8,749
Tobacco - 12.9%
Altria Group                               115,900           10,177
Imperial Tobacco Group ADR                 74,500            6,686
Total Tobacco                                                16,863

Description                                Shares            Value (000)
Tools-Hand Held - 2.5%
Stanley Works                              59,100      $     3,272
Total Tools-Hand Held                                        3,272
Wireless Equipment - 1.1%
Nokia ADR                                  63,900            1,465
Total Wireless Equipment                                     1,465
Total Common Stock (Cost $102,768)                           130,793
Total Investments - 99.7% (Cost $102,768)                    130,793
Other Assets and Liabilities, Net - 0.3%                     431
Net Assets - 100.0%                                    $     131,224

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors

Performance Highlights

- The Fund's Class Z shares posted a 0.77% return for the one-year period ended March 31, 2007. The Fund underperformed its benchmark, the NYSE Arca Tech 100 Index, which posted a 1.37% return for the period.

- Notable contributors to performance during the one-year period were: Apple, a leading personal computer and MP3 producer; Akamai Technologies, a provider of content and application delivery technology that speeds up Internet performance for corporations; and First Solar, a low-cost designer and manufacturer of thin-film solar modules.

- Marvell Technology Group (no longer a Fund holding), a leading chip communications semiconductor company; Trident Microsystems (no longer a Fund holding), a producer of image-processing chips for liquid crystal display and high definition ("HD") televisions; and SiRF Technology Holdings, the leading producer of global positioning satellite ("GPS") semiconductors, were notable detractors from performance during the period.

Q. How did the Fund perform relative to its benchmarks?

A. The Old Mutual Columbus Circle Technology and Communications Fund's (the "Fund") Class Z shares posted a 0.77% return for the one-year period ended March 31, 2007. The Fund underperformed its benchmark, the NYSE Arca Tech 100 Index, which posted a 1.37% return for the period. Performance for all share classes can be found on page 18.

Q. What investment environment did the Fund face during the past year?

A. Technology-sector stocks rose modestly during the one-year period ended March 31, 2007, but experienced increased volatility due to fears of the impact that tighter credit standards might have on the U.S. consumer. A resilient consumer, solid gross domestic product growth and record corporate margins, however, kept spending on technology goods at healthy levels. During the year, the U.S. consumer was aided by solid employment growth and lower energy prices, offsetting declining housing prices and tighter credit standards. Technology companies continued to see solid capital expenditures, as enterprises were generally flush with cash and began to invest in new growth-oriented projects as opposed to the cost-cutting activities seen earlier in the decade.

Q. Which market factors influenced the Fund's relative performance?

A. During a fiscal year characterized by increased volatility and concerns over consumer spending, enterprises with larger market capitalizations and telecommunications equipment stocks outperformed. During the same time period, smaller market capitalization and consumer-oriented stocks underperformed.

Q. How did portfolio composition affect Fund performance?

A. Notable contributors to performance during the one-year period were:
Apple, a leading personal computer and MP3 producer; Akamai Technologies, a provider of content and application delivery technology that speeds up Internet performance for corporations; and First Solar, a low-cost designer and manufacturer of thin-film solar modules. Apple significantly beat earnings expectations due to better than expected margins. Margin upside was driven by personal computer sales and lower memory prices for its primary MP3 product, the iPod. Additionally, the company announced several new products including iPod Nano refreshes and iTV appliance. Akamai Technologies surpassed estimates and significantly improved its stated outlook as it continued to benefit from a leadership position and the increased amount of content being delivered over the Internet. The World Cup and the downloading of popular network television series are two examples of increasing amounts of high value content distributed via the Internet that contributed to Akamai Technologies' outperformance. First Solar significantly exceeded fourth-quarter revenue and margin expectations as the firm's Ohio plant achieved a faster than expected ramp-up in capacity and the firm experienced favorable pricing, better yields and lower than expected manufacturing costs. Due to the low-cost nature of First Solar's technology and the global desire for cleaner energy, the company continues to see robust demand in several regions of the world.

Marvell Technology Group (no longer a Fund holding), a leading chip communications semiconductor company; Trident Microsystems (no longer a Fund holding), a producer of image-processing chips for liquid crystal display and high definition ("HD") televisions; and SiRF Technology Holdings, the leading producer of global positioning satellite ("GPS") semiconductors, were notable detractors from performance during the


Columbus Circle Technology and Communications Fund period. Marvell Technology Group suffered through a semiconductor inventory correction during the year and made an acquisition to enter the cell phone market that Columbus Circle Investors ("Columbus Circle") considers risky. Trident Microsystems and SiRF Technology Holdings faced increased competition in their respective markets. Despite beating expectations during the year, Trident Microsystems' stock fell as competition emerged from companies like Broadcom and Mediatek. SiRF Technology Holdings released second-quarter results that were in line, but below investor expectations, and the company's third-quarter guidance was also below expectations. End unit demand from leading GPS vendors such as Garmin and Tom Tom remained strong, but GPS semiconductor components underwent an inventory correction as second tier manufacturers lost market share. Marvell Technology Group and Trident Microsystems were sold by the Fund's sub-advisor, Columbus Circle, and are no longer held by the Fund.

Q. What is the investment outlook for the technology sector of the equity market?

A. While economic growth has moderated and lending standards have tightened, Columbus Circle believes we will see a continuation of solid fundamentals into 2007. This outlook is based on the sub-advisor's forecast for solid employment and wage growth, strong corporate cash flows and pent-up demand (caused by under-investment in technology). In addition, video streaming over the Internet is the most significant secular driver of technology spending this decade. As always, the Fund will continue to focus on dynamic companies in attractive markets that are positioned to benefit from positive industry dynamics and dominant secular trends. The emerging themes Columbus Circle remains focused on are video, Internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization), and emerging consumer trends such as HD televisions, music/video downloading and location-based services. The Fund is poised to capitalize on these themes, the resurgent technology spending environment, as well as emerging technologies.

Top Ten Holdings as of March 31, 2007

Apple             5.2%
Google, Cl A      4.7%
Cisco Systems     4.6%
Microsoft         4.2%
Qualcomm          4.1%
Adobe Systems     3.4%
Lockheed Martin   3.3%
Hewlett-Packard   3.2%
Shire ADR         2.7%
International
Business
Machines          2.6%

As a % of Total
Fund Investments  38.0%

Columbus Circle Technology and
Communications Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                           Inception         One            Annualized       Annualized        Annualized        Annualized
                           Date              Year Return    3 Year Return    5 Year Return     10 Year Return    Inception to Date
Class Z*                   09/29/95          0.77%          6.85%            (2.34)%           1.45%             4.85%
Advisor Class              12/29/00          0.47%          6.61%            (2.58)%           n/a               (14.48)%
Class A with load          09/30/03          (5.31)%        4.50%            n/a               n/a               6.98%
Class A without load       09/30/03          0.46%          6.59%            n/a               n/a               8.81%
Class C with load          09/30/03          (1.31)%        5.79%            n/a               n/a               7.99%
Class C without load       09/30/03          (0.31)%        5.79%            n/a               n/a               7.99%
Class R                    12/20/06 (1)      n/a            n/a              n/a               n/a               0.69%(+)
Institutional Class        12/20/06 (1)      n/a            n/a              n/a               n/a               0.92%(+)
NYSE Arca Tech 100 Index   09/29/95          1.37%          7.74%            5.58%             14.15%            13.94%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

* Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.84% and 1.45%; 10.22% and 1.69%; 8.11% and 1.70%; 6.06% and 2.45%; 1.96% and 1.93%; and 1.04% and 1.04%,
respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                      3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Columbus
Circle Technology
and Communications
Fund, Class Z          10,000    13,829    20,098    67,124    17,318    13,002    6,427     9,469     9,143     11,464    11,552
NYSE Arca Tech
100 Index              10,000    14,346    20,681    48,406    27,626    28,642    19,142    30,046    30,605    37,069    37,577


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

4%    Consumer Discretionary
13%   Health Care
6%    Industrials
71%   Information Technology
1%    Repurchase Agreement
5%    Telecommunications Services

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 98.0%
Advertising Sales - 1.9%
Focus Media Holding ADR*                   19,900      $     1,561
Lamar Advertising, Cl A                    22,900            1,442
Total Advertising Sales                                      3,003
Aerospace/Defense - 3.2%
Lockheed Martin                            52,900            5,132
Total Aerospace/Defense                                      5,132
Applications Software - 4.1%
Microsoft                                  238,000           6,633
Total Applications Software                                  6,633
Cable TV - 1.8%
Comcast, Cl A*                             109,600           2,844
Total Cable TV                                               2,844
Cellular Telecommunications - 1.8%
NII Holdings*                              38,300            2,841
Total Cellular Telecommunications                            2,841
Computer Services - 2.3%
Cognizant Technology Solutions, Cl A*      23,100            2,039
DST Systems*                               22,500            1,692
Total Computer Services                                      3,731
Computer Software - 1.3%
Omniture*                                  114,600           2,089
Total Computer Software                                      2,089
Computers - 12.9%
Apple*                                     88,200            8,195
Hewlett-Packard                            126,500           5,078
International Business Machines            43,200            4,072
Research In Motion*                        13,900            1,897
Sun Microsystems*                          257,500           1,547
Total Computers                                              20,789
Computers-Memory Devices - 2.2%
Network Appliance*                         99,800            3,645
Total Computers-Memory Devices                               3,645
Data Processing/Management - 1.5%
Fiserv*                                    46,500            2,467
Total Data Processing/Management                             2,467
E-Commerce/Services - 1.5%
eBay*                                      75,800            2,513
Total E-Commerce/Services                                    2,513

Description                                Shares            Value (000)
Electronic Components-Semiconductors - 7.1%
Broadcom, Cl A*                            97,546      $     3,128
MEMC Electronic Materials*                 40,500            2,454
Netlogic Microsystems*                     73,600            1,959
ON Semiconductor*                          270,500           2,413
Silicon Motion Technology ADR*             32,500            732
SiRF Technology Holdings*                  30,000            833
Total Electronic Components-Semiconductors                   11,519
Electronic Forms - 3.3%
Adobe Systems*                             127,606           5,321
Total Electronic Forms                                       5,321
Electronic Measuring Instruments - 1.7%
Trimble Navigation*                        101,300           2,719
Total Electronic Measuring Instruments                       2,719
Energy-Alternate Sources - 1.5%
First Solar*                               45,600            2,372
Total Energy-Alternate Sources                               2,372
Enterprise Software/Services - 2.3%
Oracle*                                    205,900           3,733
Total Enterprise Software/Services                           3,733
Industrial Audio & Video Products - 1.0%
SRS Labs*                                  113,530           1,581
Total Industrial Audio & Video Products                      1,581
Instruments-Scientific - 2.3%
Thermo Fisher Scientific*                  80,700            3,773
Total Instruments-Scientific                                 3,773
Internet Infrastructure Software - 2.5%
Akamai Technologies*                       39,000            1,947
F5 Networks*                               31,500            2,100
Total Internet Infrastructure Software                       4,047
Internet Security - 4.4%
Blue Coat Systems*                         75,800            2,784
Vasco Data Security International*         113,700           2,032
VeriSign*                                  90,800            2,281
Total Internet Security                                      7,097
Medical Instruments - 2.9%
Intuitive Surgical*                        23,300            2,833
St. Jude Medical*                          48,400            1,820
Total Medical Instruments                                    4,653

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007


Description                          Shares      Value (000)
Medical-Biomedical/Genetic - 3.4%
Celgene*                             30,007      $ 1,574
Genentech*                           46,900      3,852
Total Medical-Biomedical/Genetic                 5,426

Medical-Drugs - 2.7%
Shire ADR                            69,800      4,321
Total Medical-Drugs                              4,321

Multimedia - 0.9%
Time Warner                          71,700      1,414
Total Multimedia                                 1,414
Networking Products - 4.5%
Cisco Systems*                       281,500     7,187
Total Networking Products                        7,187
Semiconductor Equipment - 2.0%

Applied Materials (H)                176,900     3,241

Total Semiconductor Equipment                    3,241
Telecommunications Equipment - 4.1%

Arris Group*                         112,200     1,580

CommScope*                           75,800      3,252
Sonus Networks*                      212,100     1,711
Total Telecommunications Equipment               6,543
Telecommunications Services - 1.4%
NeuStar, Cl A*                       78,128      2,222
Total Telecommunications Services                2,222
Web Hosting/Design - 1.4%
Equinix*                             26,300      2,252
Total Web Hosting/Design                         2,252
Web Portals/ISP - 4.6%
Google, Cl A*                        16,200      7,422
Total Web Portals/ISP                            7,422
Wire & Cable Products - 1.2%
Belden CDT                           37,500      2,010
Total Wire & Cable Products                      2,010

                                           Shares/Face Amount
Description                                (000)/Contracts   Value (000)
Wireless Equipment - 6.7%
American Tower, Cl A*                      63,100            $ 2,458
Ericsson ADR                               47,700            1,769
Qualcomm                                   152,400           6,501
Total Wireless Equipment                                     10,728

X-Ray Equipment - 1.6%
Hologic*                                   44,700            2,576
Total X-Ray Equipment                                        2,576

Total Common Stock (Cost $122,969)                           157,844
Warrants - 0.0%
Alcatel-Lucent, Expires 12/10/07*          1,046             1
Total Warrants (Cost $-)                                     1
Repurchase Agreement - 1.2%
Morgan Stanley
5.140%, dated 03/30/07 to be

repurchased on 04/02/07, repurchase
price $1,822,061 (collateralized by a
U.S. Government obligation, par
value $1,865,000, 5.35%, 03/19/14,

total market value $1,860,477) (D)         $1,821            1,821

Total Repurchase Agreement (Cost $1,821)                     1,821
Total Investments - 99.2% (Cost $124,790)                    159,666
Written Options - (0.1)%
Applied Materials, July 2007, 100 Call,
Strike Price $19                           (1,041)           (94)
Total Written Options (Proceeds $(107))                      (94)
Other Assets and Liabilities, Net - 0.9%                     1,457
Net Assets - 100.0%                                          $ 161,029


For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL EMERGING GROWTH FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners, LLC

Performance Highlights

- During the fiscal year ended March 31, 2007, the Fund's Class Z shares posted a (0.25%) return, under-performing the 1.57% return posted by its benchmark, the Russell 2000(R) Growth Index.

- Stock selection in telecommunications services, information technology and financials contributed positively to performance during the fiscal year.

- Though health care did not perform exceptionally well during the period, Conceptus was one of the top contributors to performance during the period.

- Stocks in the consumer discretionary, energy and consumer staples sectors detracted from the Fund's relative performance during the period primarily due to stock selection.

- Stocks such as Rackable Systems (no longer a Fund holding), Neoware (no longer a Fund holding) and Keryx Biopharmaceuticals eroded the Fund's absolute performance.


Q. How did the Fund perform relative to its benchmarks?

A. During the fiscal year ended March 31, 2007, the Old Mutual Emerging Growth Fund's (the "Fund") Class Z shares posted a (0.25%) return, underperforming the 1.57% return posted by its benchmark, the Russell 2000(R) Growth Index. Performance for all share classes can be found on page 23.

Q. What investment environment did the Fund face during the past year?

A. During the fiscal year, the markets exhibited notable volatility. The second and third quarters of 2006 were marked by weakening consumer sentiment, rising energy prices, rising interest rates and uncertainty over inflation, all contributing to fears of a possible recession. In this environment, the Federal Reserve held interest rates steady after 17 consecutive increases. Toward the end of the summer and in early September, energy prices fell and consumer sentiment gained strength heading into the holiday season. Despite a solid fourth quarter in 2006 and first quarter in 2007, fundamental growth managers still saw some of the uncertainty that played out earlier in 2006. Energy prices started to rise in early 2007 and the market was temporarily rocked by two events. First, it reacted negatively to news that subprime mortgage defaults were more prevalent than previously announced. Though the market's reaction was pronounced, investors took a relatively sensible perspective and the market did not experience sharp selloffs, unlike in the second and third quarters of 2006 when stocks with generally no fundamental problems experienced sharp selloffs. Second, concerns about possible slowing growth in the Chinese markets triggered further selling. This situation was also short lived but demonstrated the impact the Chinese economy now has on the global economy and investor sentiment in the United States. In March, those concerns subsided and the market began to rally, with leadership generally coming from faster growing companies.

Q. Which market factors influenced the Fund's relative performance?

A. The investment environment was difficult for fundamentals-first, bottom-up active growth managers to navigate, particularly in the second and third quarters of 2006. The concern caused by rising interest rates, weak consumer sentiment and fears of a recession, coupled with the annual rebalancing of the Russell 2000(R) Growth Index on June 30, 2006, impacted performance significantly. This economic uncertainty carried over into the third quarter triggering significant selloffs of companies that did not have any known fundamental problems. The market came back in-line at the end of September and rewarded the sub-advisor's small-cap growth, fundamentals-first approach. Outperformance in the fourth quarter of 2006 and first quarter of 2007 enabled the Fund to end the year with marginal underperformance relative to the Index.

Q. How did portfolio composition affect Fund performance?

A. Stock selection in telecommunications services, information technology and financials contributed positively to performance during the fiscal year.
Cogent Communications Group and CommScope were among the top contributors to performance during the period. These companies have benefited from the push to finish installing the "last mile" of cable to homes and businesses and the need to constantly enhance services to provide faster video over the Internet. Commscope is a provider of cabling and connectivity solutions for communications networks and service providers. Most of the company's business provides cable services for communications infrastructure. Commscope benefited from the expansion of cable/broadband networks to enable video over the Internet and the ability to raise prices for the first time in six years. The company's bottom line growth exceeded top line growth, factors that Copper Rock Capital Partners, LLC ("Copper Rock") seeks when selecting a stock. Cogent


Emerging Growth Fund

Communications Group is an Internet service provider that packages high quality bandwidth at lower costs and the company has seen revenues increase since early 2006. Cogent Communications' proprietary technology is capitalizing on the expanding use of virtual networks that allow corporations to operate efficiently with multiple locations rather than a central campus. Though health care did not perform exceptionally during the period, Conceptus was another one of the top contributors to performance during the period. The company manufactures the permanent birth control system Essure(R) and continued to gain market share during the period.

Stocks in the consumer discretionary, energy and consumer staples sectors detracted from the Fund's relative performance during the period primarily due to stock selection. Additionally, stocks such as Rackable Systems (no longer a Fund holding), Neoware (no longer a Fund holding) and Keryx Biopharmaceuticals eroded the Fund's absolute performance. Although holdings in the information technology sector generally contributed to performance, Rackable Systems, which engages in the design, manufacture and implementation of computer servers and storage systems in the United States was a Fund holding and was hurt by increased competition during the period. Similarly, thin-client computing solution provider Neoware announced lower than expected sales and the stock underperformed. Keryx Biopharmaceuticals develops and markets pharmaceutical products for life threatening diseases including cancer and diabetes. At the end of 2007 but more likely 2008, the company is expected to release data on one of its drugs which prolongs kidney function in some diabetics. Due to the timing of the data release, the investor community has taken a wait and see attitude, which has impacted the stock's value. Copper Rock continues to hold the stock in anticipation that the stock will trade favorably upon the release.

Q. What is the investment outlook for the small-cap growth market?

A. Heading into the second quarter of 2007, Copper Rock continues to manage the portfolio with its fundamentals-first, bottom-up approach. Despite signs of moderate slowing in the U.S. economy and some underlying risks of rising inflation, there is still liquidity in the equity market, which is positive for cash rich, small-cap companies. The sub-advisor continues to believe that inflation can be contained, that a recession is not in the horizon and that the stage may be set for the markets to experience a mid-cycle slowdown which has historically led stocks to rally. If the economy does experience a mid-cycle slowdown, Copper Rock believes the Federal Reserve might ease interest rates in the second half of 2007 and such a scenario may bode well for small-cap companies and growth in general.

In light of this, the Fund has significant overweight positions in sectors such as technology and business services, specifically in companies that are growing faster than their peers or are finding opportunities in niches, such as software as a service. Within financial services, the sub-advisor continues to find attractive companies such as asset managers and publicly traded exchanges where trading volume is increasing and margins continue to rise. In Copper Rock's view, these exchanges should continue to benefit from the trend in consolidation. The Fund remains underweight in traditional banks and, amidst signs of weakening consumer sentiment and current rising energy prices, the sub-advisor maintains underweight positions relative to the benchmark in retail and pure cyclical areas, including materials, autos and transportation and housing. Within health care, which tends to outperform when growth is in favor, the Fund is overweight relative to the benchmark in health care services, where Copper Rock continues to find attractive companies. The Fund remains underweight relative to the benchmark in biotechnology, drug delivery systems and equipment due to a lack of stocks that meet the sub-advisor's investment criteria.

OLD MUTUAL EMERGING GROWTH FUND - continued

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners, LLC

Top Ten Holdings as of March 31, 2007

BE Aerospace                  2.6%
Psychiatric Solutions         2.6%
Affiliated Managers Group     2.5%
Blackboard                    2.1%
Dresser-Rand Group            2.0%
Pinnacle Entertainment        2.0%
Cbeyond                       2.0%
DealerTrack Holdings          2.0%
Radiation Therapy Services    1.9%
Varian Semiconductor
Equipment Associates          1.8%

As a % of Total
Fund Investments              21.5%

Emerging Growth Fund
22

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception         One            Annualized      Annualized       Annualized        Annualized
                               Date              Year Return    3 Year Return   5 Year Return    10 Year Return    Inception to Date
Class Z                        06/14/93          (0.25)%        7.64%           2.10%            (0.82)%           5.48%
Advisor Class                  12/20/06 (1)      n/a            n/a             n/a              n/a               3.75%(+)
Class A with load              09/30/03          (6.24)%        5.27%           n/a              n/a               5.97%
Class A without load           09/30/03          (0.51)%        7.36%           n/a              n/a               7.77%
Class C with load              09/30/03          (2.22)%        6.55%           n/a              n/a               6.97%
Class C without load           09/30/03          (1.23)%        6.55%           n/a              n/a               6.97%
Class R                        12/20/06 (1)      n/a            n/a             n/a              n/a               3.68%(+)
Institutional Class            12/20/06 (1)      n/a            n/a             n/a              n/a               3.88%(+)
Russell 2000(R) Growth Index   06/14/93          1.57%          9.41%           7.88%            6.31%             7.40%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.57% and 1.30%; 1.58% and 1.55%; 8.19% and 1.55%; 6.89% and 2.30%; 1.83% and
1.80%; and 1.03% and 1.03%, respectively. Expenses for Advisor Class, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual
Emerging Growth
Fund, Class Z      10,000    13,411    10,741    21,625    9,309     8,300     4,632     7,385     7,245     9,234     9,211
Russell 2000
Growth Index       10,000    14,117    12,558    19,973    12,022    12,617    8,626     14,074    14,197    18,149    18,434

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings at March 31, 2007 - % of Total Fund Investments

1%    Investment Company
14%   Consumer Discretionary
1%    Consumer Staples
6%    Energy
8%    Financials
19%   Health Care
13%   Industrials
33%   Information Technology
5%    Telecommunications Services

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 97.9%
Aerospace/Defense-Equipment - 2.6%
BE Aerospace*                              131,789     $     4,178
Total Aerospace/Defense-Equipment                            4,178
Applications Software - 1.7%
American Reprographics*                    53,050            1,633
Nuance Communications*                     71,460            1,094
Total Applications Software                                  2,727
Auction House/Art Dealer - 0.7%
Sotheby's                                  26,870            1,195
Total Auction House/Art Dealer                               1,195
Audio/Video Products - 0.6%
DTS*                                       39,830            965
Total Audio/Video Products                                   965
Auto-Medium & Heavy Duty Trucks - 1.1%
Force Protection*                          93,490            1,754
Total Auto-Medium & Heavy Duty Trucks                        1,754
Auto/Truck Parts & Equipment-Original - 1.2%
Amerigon*                                  158,176           1,969
Total Auto/Truck Parts & Equipment-Original                  1,969
Commercial Banks-Eastern US - 1.5%
Signature Bank*                            72,160            2,348
Total Commercial Banks-Eastern US                            2,348
Commercial Banks-Western US - 0.6%
Community Bancorp*                         30,992            953
Total Commercial Banks-Western US                            953
Commercial Services - 3.0%
ExlService Holdings*                       53,601            1,106
PeopleSupport*                             83,715            959
TeleTech Holdings*                         74,875            2,747
Total Commercial Services                                    4,812
Computer Services - 0.8%
Syntel                                     38,641            1,339
Total Computer Services                                      1,339
Computer Software - 1.0%
Double-Take Software*                      115,450           1,560
Total Computer Software                                      1,560
Computers-Integrated Systems - 1.1%
Riverbed Technology*                       65,975            1,824
Total Computers-Integrated Systems                           1,824

Description                                Shares            Value (000)
Consulting Services - 2.7%
Advisory Board*                            50,920      $     2,578
Corporate Executive Board                  11,222            852
Huron Consulting Group*                    16,398            998
Total Consulting Services                                    4,428
Data Processing/Management - 0.8%
Commvault Systems*                         84,305            1,366
Total Data Processing/Management                             1,366
Diagnostic Kits - 1.3%
Quidel*                                    169,181           2,030
Total Diagnostic Kits                                        2,030
E-Services/Consulting - 0.8%
Perficient*                                61,851            1,223
Total E-Services/Consulting                                  1,223
Educational Software - 2.1%
Blackboard*                                101,300           3,407
Total Educational Software                                   3,407
Electronic Components-Semiconductors - 2.1%
Applied Micro Circuits*                    499,000           1,822
Netlogic Microsystems*                     59,700            1,589
Total Electronic Components-Semiconductors                   3,411
Electronic Design Automation - 1.1%
Comtech Group*                             97,440            1,703
Total Electronic Design Automation                           1,703
Electronic Measuring Instruments - 1.6%
Itron*                                     39,060            2,540
Total Electronic Measuring Instruments                       2,540
Enterprise Software/Services - 2.4%
Concur Technologies*                       115,294           2,013
Ultimate Software Group*                   71,735            1,879
Total Enterprise Software/Services                           3,892
Entertainment Software - 1.6%
THQ*                                       73,100            2,499
Total Entertainment Software                                 2,499
Finance-Commercial - 0.4%
NewStar Financial*                         41,750            700
Total Finance-Commercial                                     700
Finance-Investment Banker/Broker - 0.2%
Evercore Partners, Cl A                    8,432             263
Total Finance-Investment Banker/Broker                       263

Description                                Shares            Value (000)
Finance-Other Services - 2.6%
GFI Group*                                 33,210      $     2,257
International Securities
Exchange Holdings                          37,921            1,851
Total Finance-Other Services                                 4,108
Food-Miscellaneous/Diversified - 0.9%
SunOpta*                                   118,330           1,408
Total Food-Miscellaneous/Diversified                         1,408
Gambling (Non-Hotel) - 2.0%
Pinnacle Entertainment*                    108,392           3,151
Total Gambling (Non-Hotel)                                   3,151
Human Resources - 1.2%
Kenexa*                                    64,657            2,013
Total Human Resources                                        2,013
Import/Export - 0.4%
Castle Brands*                             91,873            637
Total Import/Export                                          637
Industrial Audio & Video Products - 0.7%
SRS Labs*                                  76,300            1,063
Total Industrial Audio & Video Products                      1,063
Internet Application Software - 2.8%
DealerTrack Holdings*                      102,105           3,137
Vocus*                                     67,093            1,350
Total Internet Application Software                          4,487
Internet Connective Services - 1.4%
Cogent Communications Group*               98,243            2,321
Total Internet Connective Services                           2,321
Internet Financial Services - 1.2%
Online Resources*                          172,260           1,976
Total Internet Financial Services                            1,976
Internet Infrastructure Software - 0.7%
Opsware*                                   160,446           1,163
Total Internet Infrastructure Software                       1,163
Investment Management/Advisory Services - 2.5%
Affiliated Managers Group*                 36,760            3,983
Total Investment Management/
Advisory Services                                            3,983
Medical Imaging Systems - 0.6%
Vital Images*                              31,395            1,044
Total Medical Imaging Systems                                1,044

Description                                Shares            Value (000)
Medical Information Systems - 1.4%
Allscripts Healthcare Solutions*           82,390      $     2,209
Total Medical Information Systems                            2,209
Medical Instruments - 2.5%
Abaxis*                                    27,705            675
Conceptus*                                 139,550           2,791
Micrus Endovascular*                       25,332            604
Total Medical Instruments                                    4,070
Medical-Biomedical/Genetic - 2.0%
Keryx Biopharmaceuticals*                  146,350           1,540
Lifecell*                                  68,890            1,720
Total Medical-Biomedical/Genetic                             3,260
Medical-Drugs - 2.5%
Indevus Pharmaceuticals*                   120,590           852
Medicis Pharmaceutical, Cl A               37,760            1,164
Santarus*                                  285,100           2,007
Total Medical-Drugs                                          4,023
Medical-Outpatient/Home Medical - 1.9%
Radiation Therapy Services*                100,340           3,074
Total Medical-Outpatient/Home Medical                        3,074
Metal Processors & Fabricators - 0.4%
Ladish*                                    18,503            696
Total Metal Processors & Fabricators                         696
Networking Products - 1.1%
Switch & Data Facilities*                  101,231           1,834
Total Networking Products                                    1,834
Oil Companies-Exploration & Production - 3.0%
Arena Resources*                           29,950            1,501
ATP Oil & Gas*                             44,280            1,665
Parallel Petroleum*                        70,590            1,620
Total Oil Companies-Exploration & Production                 4,786
Oil Field Machinery & Equipment - 2.6%
Dresser-Rand Group*                        105,200           3,204
Metretek Technologies*                     74,950            1,000
Total Oil Field Machinery & Equipment                        4,204
Oil-Field Services - 0.8%
W-H Energy Services*                       28,040            1,311
Total Oil-Field Services                                     1,311
Physical Therapy/Rehabilitation Centers - 2.6%
Psychiatric Solutions*                     102,795           4,144
Total Physical Therapy/Rehabilitation Centers                4,144

OLD MUTUAL EMERGING GROWTH FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Retail-Discount - 1.1%
Citi Trends*                               42,509      $     1,817
Total Retail-Discount                                        1,817
Retail-Restaurants - 1.4%
BJ's Restaurants*                          40,750            861
Chipotle Mexican Grill, Cl A*              21,820            1,355
Total Retail-Restaurants                                     2,216
Retail-Sporting Goods - 2.2%
Hibbett Sports*                            63,775            1,824
Zumiez*                                    44,000            1,765
Total Retail-Sporting Goods                                  3,589
Schools - 5.0%
Capella Education*                         57,150            1,917
DeVry                                      39,025            1,146
ITT Educational Services*                  28,300            2,306
Strayer Education                          21,370            2,671
Total Schools                                                8,040
Semiconductor Equipment - 3.5%
Tessera Technologies*                      67,880            2,697
Varian Semiconductor Equipment
Associates*                                53,740            2,869
Total Semiconductor Equipment                                5,566
Telecommunications Equipment - 1.7%
CommScope*                                 62,454            2,679
Total Telecommunications Equipment                           2,679
Telecommunications Services - 4.8%
Cbeyond*                                   107,175           3,143
Lightbridge*                               48,860            858
Orbcomm*                                   110,500           1,409
Time Warner Telecom, Cl A*                 114,660           2,382
Total Telecommunications Services                            7,792
Therapeutics - 1.1%
Theravance*                                60,570            1,787
Total Therapeutics                                           1,787
Transactional Software - 2.5%
Innerworkings*                             164,863           1,945
VeriFone Holdings*                         54,571            2,005
Total Transactional Software                                 3,950

Description                                Shares            Value (000)
Web Hosting/Design - 1.2%
Equinix*                                   22,700      $     1,944
Total Web Hosting/Design                                     1,944
Wound, Burn & Skin Care - 0.8%
Obagi Medical Products*                    88,418            1,302
Total Wound, Burn & Skin Care                                1,302
X-Ray Equipment - 1.8%
Hologic*                                   49,230            2,837
Total X-Ray Equipment                                        2,837
Total Common Stock (Cost $136,896)                           157,570
Investment Company - 0.7%
Index Fund-Small Cap - 0.7%
iShares Russell 2000 Growth Index Fund     15,000            1,201
Total Investment Company (Cost $1,182)                       1,201
Total Investments - 98.6% (Cost $138,078)                    158,771
Other Assets and Liabilities, Net - 1.4%                     2,177
Net Assets - 100.0%                                    $     160,948

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL FOCUSED FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Q. How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2007, the Old Mutual Focused Fund's (the "Fund") Class Z shares posted strong performance, returning 15.85%. The Fund outperformed the 11.83% return posted by its benchmark, the S&P 500 Index, and the 11.28% return posted by the Russell 3000(R) Index for the same period. Performance for all share classes can be found on page 28.

Q. What investment environment did the Fund face during the past year?

A. The equity markets faced a sharp selloff in late February and early March as investors reacted to overseas market declines, an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts), and continued signs of weakness in the housing and related subprime-mortgage lending markets. However, the markets were favored with historically high corporate profit margins, continued share buybacks, and high levels of private equity activity.

Q. Which market factors influenced the Fund's relative performance?

A. Stock-specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results during the period.

Q. How did portfolio composition affect Fund performance?

A. Stock selection in the financials, consumer discretionary and information technology sectors contributed positively to Fund performance during the time period. However, upward revaluation of the insurance industry and continued earnings strength in capital markets companies also aided the financials sector. On the individual holding front, Comcast, MasterCard (no longer a Fund holding) and EMC were notable contributors to Fund performance for the 12 months ended March 31, 2007. Cable operator Comcast has been rolling out digital cable, voice, and Internet services in their `triple play' package. Furthermore, rapid customer acceptance, coupled with a perceived reduction in the competitive threats from traditional phone and satellite operators, helped to boost investor confidence in the company. Credit card processor MasterCard aided Fund performance as the company's stock price rose despite discounts placed on its stock price following its Initial Public Offering as solid near-term earnings results and continued progress in operational efficiency and volume gains led to market revaluation. The stock was sold as it appreciated toward the sub-advisor's forecasted valuation level. Finally, enterprise software provider EMC re-purchased almost $3 billion worth of its own stock in 2006, with another $2 billion possible repurchase in 2007. The likelihood of continued integration and cross-selling of its suite of storage and security products and services was also recognized by the market and contributed to performance as well.

The Fund's stock selection in the energy sector, lack of exposure to the utilities sector, and stock selection in the industrials sector detracted from performance during the period. Stock selection in Maxim Integrated Products, Capital One Financial and Nabors Industries (no longer a Fund holding) also weighed on Fund returns. Maxim Integrated Products, a semiconductor manufacturer, affected Fund performance negatively as a result of a short holding period by the Fund. Additionally, the market's perception of Capital One Financial, a bank and credit card provider, turned negative resulting from fears of a potentially weak consumer sentiment following any subprime mortgage meltdown. To that end, offshore driller Nabors Industries was also hurt as a weak pricing environment during the summer of 2006 impacted the stock during its tenure in the Fund.

Q. What is the investment outlook for the large-cap stock market?

A. Fluctuations in topical macroeconomic themes like inflation and interest rate policy do not typically divert the sub-advisor's attention from finding companies that may be positioned to perform well over the long term. The sub-advisor continually endeavors to look beyond short-term investor sentiment.

Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares posted strong performance, returning 15.85%. The Fund outperformed the 11.83% return posted by its benchmark, the S&P 500 Index, and the 11.28% return posted by the Russell 3000(R) Index for the same period.

- Comcast, MasterCard (no longer a fund holding) and EMC were notable contributors to Fund performance for the 12 months ended March 31, 2007.

- Stock selection in Maxim Integrated Products, Capital One Financial and Nabors Industries (no longer a Fund holding) weighed on Fund returns.

Top Ten Holdings as of March 31, 2007

Microsoft                       9.8%
General Electric                9.5%
Maxim Integrated Products       6.2%
3M                              4.5%
Automatic Data Processing       4.3%
XL Capital, Cl A                4.1%
Capital One Financial           4.0%
Symantec                        3.9%
Berkshire Hathaway, Cl A        3.8%
EMC                             3.6%

As a % of Total
Fund Investments                53.7%

Focused Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception         One            Annualized         Annualized        Annualized
                               Date              Year Return    3 Year Return      5 Year Return     Inception to Date
Class Z                        02/12/99          15.85%         11.28%             7.90%             12.13%
Advisor Class                  12/20/06 (1)      n/a            n/a                n/a               (3.13)%(+)
Class A with load              09/30/03          8.87%          8.83%              n/a               12.21%
Class A without load           09/30/03          15.52%         11.00%             n/a               14.12%
Class C with load              09/30/03          13.69%         10.19%             n/a               13.28%
Class C without load           09/30/03          14.69%         10.19%             n/a               13.28%
Class R                        12/20/06 (1)      n/a            n/a                n/a               (3.22)%(+)
Institutional Class            12/20/06 (1)      n/a            n/a                n/a               (2.97)%(+)
S&P 500 Index(2)               02/12/99          11.83%         10.06%             6.27%             3.10%
Russell 3000(R) Index (2)      02/12/99          11.28%         10.84%             7.23%             4.50%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2)The Fund has changed its performance benchmark from the Russell 3000(R) Index to the S&P 500 Index as the S&P 500 Index better reflects the Fund's investment strategy.

Class A shares have a current maximum up-front sales charge of 5.75% and Class shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.44% and 1.15%; .54% and 1.40%; 1.73% and 1.40%; 5.22% and 2.15%; 1.79% and
1.65%; and 0.85% and 0.80%, respectively. Expenses for Advisor Class, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                       2/12/1999 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Focused
Fund, Class Z           10,000    10,136    19,174    18,485    17,343    12,858    18,404    19,924    21,892    25,362
Russell 3000 Index      10,000    10,427    12,750    9,912     10,088    7,600     10,502    11,247    12,853    14,303
S&P 500 Index           10,000    10,475    12,354    9,675     9,699     7,297     9,860     10,520    11,754    13,144

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

2%    Consumer Discretionary
12%   Consumer Staples
3%    Energy
18%   Financials
7%    Health Care
17%   Industrials
33%   Information Technology
5%    Materials
3%    Repurchase Agreement

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Common Stock - 97.8%
Applications Software - 9.6%
Microsoft                                        100,420     $     2,799
Total Applications Software                                        2,799
Beverages-Non-Alcoholic - 3.5%
Coca-Cola                                        20,900            1,003
Total Beverages-Non-Alcoholic                                      1,003
Cable TV - 2.5%
Comcast, Cl A*                                   28,465            725
Total Cable TV                                                     725
Chemicals-Diversified - 2.7%
E.I. du Pont de Nemours                          16,090            795
Total Chemicals-Diversified                                        795
Computers - 2.9%
Dell*                                            35,860            832
Total Computers                                                    832
Computers-Memory Devices - 3.6%
EMC*                                             74,380            1,030
Total Computers-Memory Devices                                     1,030
Data Processing/Management - 4.2%
Automatic Data Processing                        25,300            1,225
Total Data Processing/Management                                   1,225
Diversified Manufacturing Operations - 16.7%
3M                                               16,670            1,274
Dover                                            18,210            889
General Electric                                 76,100            2,691
Total Diversified Manufacturing Operations                         4,854
Finance-Investment Banker/Broker - 1.0%
Morgan Stanley                                   3,720             293
Total Finance-Investment Banker/Broker                             293
Food-Miscellaneous/Diversified - 1.9%
Unilever                                         18,850            551
Total Food-Miscellaneous/Diversified                               551
Food-Wholesale/Distribution - 3.5%
Sysco                                            29,710            1,005
Total Food-Wholesale/Distribution                                  1,005
Insurance Brokers - 2.2%
Marsh & McLennan                                 22,200            650
Total Insurance Brokers                                            650

Description                          Shares            Value (000)
Internet Security - 3.8%
Symantec*                            64,501      $     1,116
Total Internet Security                                1,116
Medical Instruments - 2.0%
Medtronic                            11,820            580
Total Medical Instruments                              580
Medical-Drugs - 5.3%
Pfizer                               31,100            786
Wyeth                                15,100            755
Total Medical-Drugs                                    1,541
Metal-Aluminum - 2.3%
Alcoa                                19,850            673
Total Metal-Aluminum                                   673
Multi-Line Insurance - 4.0%
XL Capital, Cl A                     16,570            1,159
Total Multi-Line Insurance                             1,159
Networking Products - 3.3%
Cisco Systems*                       37,770            964
Total Networking Products                              964
Pipelines - 3.2%
El Paso                              64,040            927
Total Pipelines                                        927
Property/Casualty Insurance - 2.8%
Travelers                            15,580            807
Total Property/Casualty Insurance                      807
Reinsurance - 3.8%
Berkshire Hathaway, Cl A*            10                1,090
Total Reinsurance                                      1,090
Retail-Drug Store - 3.1%
CVS                                  26,520            905
Total Retail-Drug Store                                905
Semiconductor Components-Integrated Circuits - 6.0%
Maxim Integrated Products            59,700            1,755
Total Semiconductor Components-
Integrated Circuits                                    1,755
Super-Regional Banks-US - 3.9%
Capital One Financial                15,100            1,140
Total Super-Regional Banks-US                          1,140
Total Common Stock (Cost $26,149)                      28,419

OLD MUTUAL FOCUSED FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

                                           Face
Description                                Amount (000)            Value (000)
Repurchase Agreement - 2.8%
Morgan Stanley
 5.05%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $808,163 (collateralized by a
 U.S. Government obligation, par value
 $756,212, 2.375%, 01/15/25, total
 market value $824,006)(D)                    $808              $     808
Total Repurchase Agreement (Cost $808)                          808
Total Investments -100.6% (Cost $26,957)                        29,227
Other Assets and Liabilities, Net - (0.6)%                      (169)
Net Assets - 100.0%                                             $     29,058

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL GROWTH FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

Q. How did the Fund perform relative to its benchmarks?

A. The Old Mutual Growth Fund's (the "Fund") Class Z shares returned 2.97% for the one-year period ended March 31, 2007. The Fund trailed the return posted by its benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, which gained 6.90% and 8.44%, respectively. Performance for all share classes can be found on page 33.

Q. What investment environment did the Fund face during the past year?

A. Mid-cap stocks trailed large caps, but beat small caps during the 12-month period. The start of the period presented a challenging environment for all market capitalization ranges and styles of the U.S. and international stock markets. There was a broad-based stock market selloff that affected most economic sectors. The third quarter of 2006 saw the second consecutive quarter of outperformance by the larger capitalization S&P 500 Index, which gained 11.83% for the one-year period ended March 31, 2007, relative to the S&P MidCap 400 Index. In addition to the tilt toward larger capitalization stocks, there was a rotation from a defensive allocation, assumed in April, to a more aggressive stance during the latter part of August and into September. Companies with the highest volatility, lowest return on equity and lowest earnings stability led their counterparts. Toward the end of 2006, the market continued to rally, but favored small- and large-capitalization stocks. Thus far, 2007 has favored mid-cap stocks and the S&P MidCap 400 Index has outperformed large-cap stocks and small-cap stocks.

Q. Which market factors influenced the Fund's relative performance?

A. The Fund's underperformance can be primarily attributed to a market bias that prevailed throughout the period: the stocks of companies with average earnings growth and relatively low price-to-earnings multiples generally performed best. Conversely, the stocks of companies with the strongest earnings and highest multiples - the kind of stocks that the Fund emphasizes
- performed less favorably. Corporate earnings have generally been strong, so investors were disinclined to pay premium share prices as long as companies with lower price-to-earnings multiples showed signs of earnings power.

Q. How did portfolio composition affect Fund performance?

A. From a sector perspective, an overweight in utilities and stock selection in industrials contributed positively to the Fund's performance relative to the Russell Midcap(R) Growth Index during the period, while stock selection in telecommunications services, despite being one of the top performing sectors, detracted marginally. Other detractors, primarily due to stock selection, included information technology, consumer staples and health care.

On the stock selection front, Akamai Technologies, Precision Castparts and Cognizant Technology Solutions were positive contributors to absolute performance, while Florida Rock Industries (no longer a Fund holding), JDS Uniphase (no longer a Fund holding) and Helmerich & Payne (no longer a Fund holding) detracted from performance. Akamai Technologies and Cognizant Technology Solutions contributed positively to the Fund's performance despite the fact that the information technology sector as a whole was a detractor. Akamai Technologies provides services and solutions for digital media distribution and storage, content and application delivery, application performance services, on demand managed services and Web site intelligence. The company's stock was up sharply during the period benefiting from strong growth in streaming live

Performance Highlights

- The Fund's Class Z shares returned 2.97% for the one-year period ended March 31, 2007. The Fund trailed the return posted by its benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, which gained 6.90% and 8.44%, respectively.

- From a sector perspective, an overweight in utilities and stock selection in industrials contributed positively to the Fund's performance relative to the Russell Midcap(R) Growth Index during the period, while stock selection in telecommunications services, despite being one of the top performing sectors, detracted marginally.

- Other detractors included information technology, consumer staples and health care sectors.

- On the stock selection front, Akamai Technologies, Precision Castparts and Cognizant Technology Solutions were positive contributors to absolute performance, while Florida Rock Industries (no longer a Fund holding), JDS Uniphase (no longer a Fund holding) and Helmerich & Payne (no longer a Fund holding) detracted from performance.

Growth Fund

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Munder Capital Management and Turner Investment Partners, Inc.

Top Ten Holdings as of March 31, 2007

National Oilwell Varco        1.7%
NII Holdings                  1.7%
GameStop, Cl A                1.6%
Affiliated Managers Group     1.5%
Akamai Technologies           1.3%
Northeast Utilities           1.3%
McDermott International       1.2%
General Cable                 1.2%
L-3 Communications
Holdings                      1.1%
Hologic                       1.1%

As a % of Total
Fund Investments              13.7%

video. Precision Castparts engages in the manufacture of metal components and products and in the provision of investment castings, forgings, and fasteners/fastener systems for critical aerospace and industrial gas turbine applications. The company benefited from numerous acquisitions as well as from strong revenue and margin growth in its forged products business. Information technology consulting, technology and outsourcing services provider Cognizant Technology Solutions benefited in response to continued strong business momentum for outsourcing to India. On the other side of the equation, Florida Rock Industries, a construction materials company, underperformed as the stock slowed down in conjunction with the slowdown in the housing market in 2006. JDS Uniphase provides communications test and measurement solutions, and optical products. The stock underperformed as the company implemented a restructuring plan in hopes of improving operating margins. The stock of Helmerich & Payne, a company that engages in the contract drilling of oil and gas wells, was down due to pricing concerns for its drilling services and a drop in oil and gas prices over the course of the year. The contract drilling business accounts for almost all of the company's operating revenues.

Q. What is the investment outlook for the mid-cap growth market?

A. Turner Investment Partners, Inc. ("Turner") believes that 2007 may bring higher price-to-earnings ratios and stock prices. In Turner's estimation, this could bode well for high-quality stocks. Turner believes corporate earnings may slow initially, but pick up later in the period. Historically, Turner believes the economic cycle has been the prime driver of a multiple expansion, and it believes that the economy will keep growing and reaccelerate slightly later in the year to the benefit of the stock market. In managing its portion of the Fund, Turner's focus, as always, remains on owning stocks that it thinks have the strongest earnings prospects. The sub-advisor currently favors shares of companies in the high-end retailer, casino/gaming, medical supplies, hotel, investment-management, oil-well equipment, biotechnology, steel, semiconductor, telecommunications and wireless industries.

Munder Capital Management ("Munder") believes the market is fairly robust and equity valuations remain reasonable. In Munder's view, if the Federal Reserve were to lower rates later in 2007, the economy may be unaffected or perhaps improve. Munder also believes that the correction experienced late in the period increased some healthy skepticism and brought some fear back to the market. When investors look at individual stocks, they typically look for strong valuations and fundamentals. Munder sees both attributes in growth-style stocks, as it forecasts stronger earnings growth in growth style stocks than in value style stocks. The difference between the two styles has been fairly wide as of late and Munder believes this will continue. Therefore, Munder is of the mind that value stocks may feel the slowdown more so than growth.

Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                                 Inception       One            Annualized      Annualized       Annualized        Annualized
                                 Date            Year Return    3 Year Return   5 Year Return    10 Year Return    Inception to Date
Class Z                          12/19/85        2.97%          9.23%           4.76%            3.28%             11.13%
Advisor Class                    08/16/96        2.70%          8.91%           4.48%            3.03%             1.03%
Class A with load                09/30/03        (3.19)%        6.83%           n/a              n/a               8.70%
Class A without load             09/30/03        2.73%          8.96%           n/a              n/a               10.56%
Class C with load                09/30/03        0.94%          8.14%           n/a              n/a               9.72%
Class C without load             09/30/03        1.94%          8.14%           n/a              n/a               9.72%
Class R                          12/20/06 (1)    n/a            n/a             n/a              n/a               3.56%(+)
Institutional Class              12/20/06 (1)    n/a            n/a             n/a              n/a               3.73%(+)
Russell Midcap(R) Growth Index   12/19/85        6.90%          12.41%          9.45%            9.44%             11.95%
S&P MidCap 400 Index             12/19/85        8.44%          13.35%          10.70%           14.28%            15.11%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.33% and 1.10%; 7.85% and 1.35%; 5.41% and 1.35%; 5.91% and 2.10%; 1.66% and
1.60%; and 0.90% and 0.90%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual
Growth Fund,
Class Z            10,000    13,405    11,638    28,929    12,564    10,946    8,033     10,599    10,610    13,414    13,812
Russell Midcap
Growth Index       10,000    14,236    15,502    27,469    14,992    15,697    11,599    17,355    18,797    23,060    24,652
S&P MidCap 400
Index              10,000    14,899    14,968    20,669    19,230    22,863    17,501    26,095    28,816    35,046    38,004

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

16%   Consumer Discretionary
3%    Consumer Staples
8%    Energy
13%   Financials
13%   Health Care
14%   Industrials
20%   Information Technology
5%    Materials
1%    Repurchase Agreement
4%    Telecommunications Services
3%    Utilities

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 99.5%
Advanced Materials/Products - 0.0%
Ceradyne*                                  700         $     38
Total Advanced Materials/Products                            38
Advertising Sales - 1.0%
Focus Media Holding ADR*                   32,470            2,548
Lamar Advertising, Cl A                    41,550            2,616
Total Advertising Sales                                      5,164
Agricultural Chemicals - 0.9%
Agrium                                     70,480            2,702
Syngenta ADR                               53,775            2,046
Total Agricultural Chemicals                                 4,748
Agricultural Operations - 0.4%
Bunge                                      23,340            1,919
Total Agricultural Operations                                1,919
Airlines - 0.3%
US Airways Group*                          34,870            1,586
Total Airlines                                               1,586
Apparel Manufacturers - 2.2%
Coach*                                     100,683           5,039
Guess?                                     76,270            3,088
Polo Ralph Lauren                          42,290            3,728
Total Apparel Manufacturers                                  11,855
Applications Software - 0.6%
Salesforce.com*                            68,130            2,917
Total Applications Software                                  2,917
Auction House/Art Dealer - 0.8%
Ritchie Bros. Auctioneers                  23,525            1,377
Sotheby's                                  67,950            3,022
Total Auction House/Art Dealer                               4,399
Audio/Video Products - 0.5%
Harman International                       26,690            2,564
Total Audio/Video Products                                   2,564
Auto-Medium & Heavy Duty Trucks - 1.0%
Oshkosh Truck                              98,725            5,232
Total Auto-Medium & Heavy Duty Trucks                        5,232
Beverages-Non-Alcoholic - 0.3%
Hansen Natural*                            36,720            1,391
Total Beverages-Non-Alcoholic                                1,391

Description                                Shares            Value (000)
Building-Residential/Commercial - 0.4%
Pulte Homes                                89,950      $     2,380
Total Building-Residential/Commercial                        2,380
Casino Hotels - 1.3%
MGM Mirage*                                30,680            2,133
Wynn Resorts                               51,360            4,872
Total Casino Hotels                                          7,005
Casino Services - 1.1%
International Game Technology              146,140           5,901
Total Casino Services                                        5,901
Cellular Telecommunications - 1.9%
Leap Wireless International*               23,717            1,565
NII Holdings*                              118,395           8,782
Total Cellular Telecommunications                            10,347
Chemicals-Diversified - 0.8%
Celanese, Ser A                            33,740            1,040
FMC                                        45,800            3,455
Total Chemicals-Diversified                                  4,495
Commercial Banks Non-US - 0.6%
HDFC Bank ADR                              46,075            2,970
Total Commercial Banks Non-US                                2,970
Commercial Banks-Southern US - 1.0%
Compass Bancshares                         53,600            3,688
Synovus Financial                          56,770            1,836
Total Commercial Banks-Southern US                           5,524
Commercial Banks-Western US - 0.5%
Zions Bancorporation                       31,500            2,662
Total Commercial Banks-Western US                            2,662
Commercial Services-Finance - 0.7%
Wright Express*                            129,475           3,927
Total Commercial Services-Finance                            3,927
Computer Services - 0.9%
Cognizant Technology Solutions, Cl A*      52,151            4,603
Total Computer Services                                      4,603
Computer Software - 0.7%
Blackbaud                                  156,150           3,813
Total Computer Software                                      3,813

Description                                      Shares            Value (000)
Computers-Memory Devices - 0.2%
Isilon Systems*                                  64,504      $     1,043
Total Computers-Memory Devices                                     1,043
Computers-Peripheral Equipment - 0.6%
Logitech International*                          119,325           3,321
Total Computers-Peripheral Equipment                               3,321
Consumer Products-Miscellaneous - 0.6%
Jarden*                                          80,400            3,079
Total Consumer Products-Miscellaneous                              3,079
Containers-Metal/Glass - 0.6%
Owens-Illinois*                                  123,850           3,192
Total Containers-Metal/Glass                                       3,192
Cosmetics & Toiletries - 0.6%
Avon Products                                    85,670            3,192
Total Cosmetics & Toiletries                                       3,192
Data Processing/Management - 1.9%
Fidelity National Information Services           51,725            2,352
Fiserv*                                          66,130            3,509
NAVTEQ*                                          41,925            1,446
Paychex                                          75,290            2,851
Total Data Processing/Management                                   10,158
Diagnostic Equipment - 0.5%
Cytyc*                                           83,375            2,852
Total Diagnostic Equipment                                         2,852
Dialysis Centers - 0.4%
DaVita*                                          42,825            2,283
Total Dialysis Centers                                             2,283
Disposable Medical Products - 0.3%
C.R. Bard                                        17,700            1,407
Total Disposable Medical Products                                  1,407
Diversified Manufacturing Operations - 1.2%
Harsco                                           62,220            2,791
Roper Industries                                 64,320            3,530
Total Diversified Manufacturing Operations                         6,321
E-Marketing/Information - 1.1%
aQuantive*                                       210,885           5,886
Total E-Marketing/Information                                      5,886
Electric Products-Miscellaneous - 0.4%
Ametek                                           68,220            2,356
Total Electric Products-Miscellaneous                              2,356

Description                                Shares            Value (000)
Electric-Integrated - 1.8%
Entergy                                    25,475      $     2,673
Northeast Utilities                        203,850           6,680
Total Electric-Integrated                                    9,353
Electric-Transmission - 0.7%
ITC Holdings                               91,675            3,969
Total Electric-Transmission                                  3,969
Electronic Components-Semiconductors - 1.7%
Altera                                     153,350           3,065
Intersil, Cl A                             131,890           3,494
Microchip Technology                       74,025            2,630
Total Electronic Components-Semiconductors                   9,189
Electronic Measuring Instruments - 0.8%
Itron*                                     63,650            4,140
Total Electronic Measuring Instruments                       4,140
Electronics-Military - 1.1%
L-3 Communications Holdings                69,400            6,070
Total Electronics-Military                                   6,070
Engineering/R&D Services - 2.2%
EMCOR Group*                               94,675            5,584
McDermott International*                   129,772           6,356
Total Engineering/R&D Services                               11,940
Entertainment Software - 1.1%
Activision*                                111,310           2,108
Electronic Arts*                           78,730            3,965
Total Entertainment Software                                 6,073
Fiduciary Banks - 0.6%
Northern Trust                             51,930            3,123
Total Fiduciary Banks                                        3,123
Finance-Investment Banker/Broker - 0.8%
Greenhill                                  27,370            1,680
TD Ameritrade Holding*                     163,915           2,439
Total Finance-Investment Banker/Broker                       4,119
Finance-Other Services - 1.6%
Cbot Holdings, Cl A*                       4,720             857
Chicago Mercantile Exchange
Holdings, Cl A                             7,550             4,020
IntercontinentalExchange*                  28,920            3,534
Total Finance-Other Services                                 8,411

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Financial Guarantee Insurance - 0.7%
PMI Group                                  84,750      $     3,832
Total Financial Guarantee Insurance                          3,832
Food-Baking - 0.7%
Flowers Foods                              127,300           3,841
Total Food-Baking                                            3,841
Food-Confectionery - 0.5%
WM Wrigley Jr.                             52,280            2,663
Total Food-Confectionery                                     2,663
Food-Wholesale/Distribution - 0.5%
United Natural Foods*                      93,975            2,879
Total Food-Wholesale/Distribution                            2,879
Funeral Services & Related Items - 0.6%
Service Corp International                 267,825           3,176
Total Funeral Services & Related Items                       3,176
Hazardous Waste Disposal - 1.1%
Stericycle*                                72,225            5,886
Total Hazardous Waste Disposal                               5,886
Hotels & Motels - 0.8%
Hilton Hotels                              113,240           4,072
Total Hotels & Motels                                        4,072
Human Resources - 1.0%
Monster Worldwide*                         66,570            3,154
Robert Half International                  63,420            2,347
Total Human Resources                                        5,501
Industrial Gases - 1.2%
Airgas                                     84,975            3,582
Praxair                                    48,250            3,038
Total Industrial Gases                                       6,620
Instruments-Scientific - 0.9%
Thermo Fisher Scientific*                  98,330            4,597
Total Instruments-Scientific                                 4,597
Internet Connective Services - 0.2%
Cogent Communications Group*               43,360            1,025
Total Internet Connective Services                           1,025
Internet Infrastructure Software - 2.2%
Akamai Technologies*                       133,940           6,686
F5 Networks*                               73,090            4,874
Total Internet Infrastructure Software                       11,560

Description                                Shares            Value (000)
Internet Security - 0.6%
VeriSign*                                  127,650     $     3,207
Total Internet Security                                      3,207
Internet Telephony - 0.8%
j2 Global Communications*                  148,550           4,118
Total Internet Telephony                                     4,118
Investment Management/Advisory Services - 3.1%
Affiliated Managers Group*                 75,700            8,202
Blackrock                                  23,225            3,630
T Rowe Price Group                         94,950            4,481
Total Investment Management/
Advisory Services                                            16,313
Leisure & Recreational Products - 0.6%
WMS Industries*                            75,660            2,969
Total Leisure & Recreational Products                        2,969
Medical Instruments - 1.3%
Intuitive Surgical*                        11,700            1,422
Kyphon*                                    29,230            1,320
St. Jude Medical*                          90,650            3,409
Techne*                                    10,225            584
Total Medical Instruments                                    6,735
Medical Labs & Testing Services - 0.6%
Laboratory Corp of America Holdings*       44,800            3,254
Total Medical Labs & Testing Services                        3,254
Medical Products - 0.4%
Henry Schein*                              38,890            2,146
Total Medical Products                                       2,146
Medical-Biomedical/Genetic - 1.7%
Alexion Pharmaceuticals*                   42,780            1,850
Celgene*                                   109,780           5,759
Nektar Therapeutics*                       36,450            476
Vertex Pharmaceuticals*                    31,750            890
Total Medical-Biomedical/Genetic                             8,975
Medical-Drugs - 1.6%
Allergan                                   22,830            2,530
Cephalon*                                  22,400            1,595
Medicis Pharmaceutical, Cl A               49,660            1,531
Shire ADR                                  50,030            3,097
Total Medical-Drugs                                          8,753
Medical-HMO - 0.2%
Health Net*                                23,960            1,289
Total Medical-HMO                                            1,289

Description                                Shares            Value (000)
Medical-Hospitals - 0.2%
Universal Health Services, Cl B            22,020      $     1,261
Total Medical-Hospitals                                      1,261
Metal Processors & Fabricators - 0.9%
Precision Castparts                        44,300            4,609
Total Metal Processors & Fabricators                         4,609
Networking Products - 1.2%
Atheros Communications*                    99,620            2,384
BigBand Networks*                          60,400            1,088
Polycom*                                   84,790            2,826
Total Networking Products                                    6,298
Oil Companies-Exploration & Production - 2.6%
Chesapeake Energy                          101,975           3,149
Quicksilver Resources*                     50,880            2,023
Range Resources                            113,430           3,789
XTO Energy                                 89,425            4,901
Total Oil Companies-Exploration & Production                 13,862
Oil Field Machinery & Equipment - 2.4%
Cameron International*                     52,190            3,277
National Oilwell Varco*                    118,510           9,219
Total Oil Field Machinery & Equipment                        12,496
Oil Refining & Marketing - 0.2%
Frontier Oil                               24,400            796
Total Oil Refining & Marketing                               796
Oil-Field Services - 1.9%
Core Laboratories*                         25,350            2,125
Oil States International*                  52,475            1,684
Superior Energy Services*                  90,775            3,129
Tetra Technologies*                        71,700            1,772
Weatherford International*                 29,825            1,345
Total Oil-Field Services                                     10,055
Pharmacy Services - 0.3%
Express Scripts*                           22,010            1,777
Total Pharmacy Services                                      1,777
Physical Therapy/Rehabilitation Centers - 1.0%
Psychiatric Solutions*                     128,815           5,193
Total Physical Therapy/Rehabilitation Centers                5,193
Pipelines - 1.8%
Equitable Resources                        121,800           5,885
Williams                                   125,350           3,568
Total Pipelines                                              9,453

Description                                Shares            Value (000)
Printing-Commercial - 0.5%
VistaPrint*                                63,510      $     2,432
Total Printing-Commercial                                    2,432
Private Corrections - 0.2%
Corrections Corp. of America*              23,840            1,259
Total Private Corrections                                    1,259
Property/Casualty Insurance - 0.6%
ProAssurance*                              65,050            3,327
Total Property/Casualty Insurance                            3,327
Racetracks - 1.0%
Penn National Gaming*                      131,325           5,571
Total Racetracks                                             5,571
Real Estate Management/Services - 1.2%
CB Richard Ellis Group, Cl A*              76,700            2,622
Jones Lang LaSalle                         36,575            3,814
Total Real Estate Management/Services                        6,436
Reinsurance - 0.8%
Axis Capital Holdings                      122,400           4,145
Total Reinsurance                                            4,145
REITs-Diversified - 0.5%
iStar Financial                            50,900            2,384
Total REITs-Diversified                                      2,384
REITs-Mortgage - 0.5%
American Home Mortgage Investment          89,825            2,424
RAIT Financial Trust                       14,475            405
Total REITs-Mortgage                                         2,829
REITs-Regional Malls - 0.3%
Macerich                                   16,170            1,494
Total REITs-Regional Malls                                   1,494
Research & Development - 0.3%
Pharmaceutical Product Development         39,980            1,347
Total Research & Development                                 1,347
Respiratory Products - 1.0%
Resmed*                                    106,050           5,342
Total Respiratory Products                                   5,342
Retail-Apparel/Shoe - 1.3%
Childrens Place Retail Stores*             70                4
JOS A Bank Clothiers*                      85,725            3,031
Under Armour, Cl A*                        71,040            3,644
Total Retail-Apparel/Shoe                                    6,679

OLD MUTUAL GROWTH FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Retail-Automobile - 0.3%
United Auto Group                          85,250      $     1,731
Total Retail-Automobile                                      1,731
Retail-Computer Equipment - 1.6%
GameStop, Cl A*                            253,275           8,249
Total Retail-Computer Equipment                              8,249
Retail-Jewelry - 0.6%
Tiffany                                    70,625            3,212
Total Retail-Jewelry                                         3,212
Retail-Sporting Goods - 0.9%
Dick's Sporting Goods*                     85,250            4,967
Total Retail-Sporting Goods                                  4,967
Rubber-Tires - 0.7%
Goodyear Tire & Rubber*                    111,740           3,485
Total Rubber-Tires                                           3,485
Semiconductor Components-Integrated Circuits - 0.9%
Integrated Device Technology*              173,740           2,679
Maxim Integrated Products                  65,570            1,928
Total Semiconductor Components-
Integrated Circuits                                          4,607
Semiconductor Equipment - 2.7%
Formfactor*                                60,150            2,692
Kla-Tencor                                 92,140            4,913
Varian Semiconductor Equipment
Associates*                                80,320            4,288
Veeco Instruments*                         135,050           2,633
Total Semiconductor Equipment                                14,526
Steel-Producers - 0.6%
Carpenter Technology                       28,525            3,445
Total Steel-Producers                                        3,445
Steel-Specialty - 0.5%
Allegheny Technologies                     25,460            2,716
Total Steel-Specialty                                        2,716
Storage/Warehousing - 0.7%
Mobile Mini*                               133,100           3,564
Total Storage/Warehousing                                    3,564
Telecommunications Equipment - 1.1%
CommScope*                                 110,975           4,761
Sonus Networks*                            130,800           1,055
Total Telecommunications Equipment                           5,816

Description                                Shares            Value (000)
Telecommunications Services - 0.3%
SAVVIS*                                    36,350      $     1,740
Total Telecommunications Services                            1,740
Telephone-Integrated - 0.4%
Level 3 Communications*                    371,190           2,264
Total Telephone-Integrated                                   2,264
Transport-Marine - 0.8%
American Commercial Lines*                 131,400           4,133
Total Transport-Marine                                       4,133
Transport-Rail - 0.5%
CSX                                        72,310            2,896
Total Transport-Rail                                         2,896
Transport-Services - 0.7%
CH Robinson Worldwide                      72,600            3,466
Total Transport-Services                                     3,466
Transport-Truck - 0.5%
Old Dominion Freight Line*                 98,050            2,825
Total Transport-Truck                                        2,825
Veterinary Diagnostics - 0.9%
VCA Antech*                                136,825           4,968
Total Veterinary Diagnostics                                 4,968
Wire & Cable Products - 1.2%
General Cable*                             114,270           6,106
Total Wire & Cable Products                                  6,106
Wireless Equipment - 1.8%
American Tower, Cl A*                      102,010           3,973
Crown Castle International*                170,953           5,493
Total Wireless Equipment                                     9,466
X-Ray Equipment - 1.1%
Hologic*                                   102,495           5,908
Total X-Ray Equipment                                        5,908
Total Common Stock (Cost $436,275)                           529,463
Investment Company - 0.1%
Index Fund-Midcap - 0.1%
Midcap SPDR Trust Series 1                 2,250             348
Total Investment Company (Cost $329)                         348

                                           Face
Description                                Amount (000)            Value (000)
Repurchase Agreement - 0.8%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $4,320,273 (collateralized by a
 U.S. Government obligation, par
 value $4,630,000, 0.00%, 03/20/08,
 total market value $4,409,149)(D)          $4,318            $4,318
Total Repurchase Agreement (Cost $4,318)                      4,318
Total Investments - 100.4% (Cost $440,922)                    534,129
Other Assets and Liabilities, Net - (0.4)%                    (2,025)
Net Assets - 100.0%                                           $532,104

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL HEITMAN REIT FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Heitman Real Estate Securities, LLC

Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares posted a 19.20% gain. Despite producing strong absolute performance, the Fund fell short of its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which gained 21.96%, but outperformed the 11.83% return of the S&P 500 Index, for the same time period.

- During the fiscal year, the diversified, local retail and regional retail sectors contributed to the Fund's performance. However, office property, apartments and storage were sectors that weighed on performance during the period.

- Simon Property Group, Boston Properties and Vornado Realty Trust aided Fund performance.

- Detracting from performance during the period were Liberty Property Trust (no longer a Fund holding), Brookfield Properties and American Financial Realty Trust (no longer a Fund holding).

Heitman REIT Fund

Q. How did the Fund perform relative to its benchmark?

A. For the fiscal year ended March 31, 2007, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares posted a 19.20% gain. Despite producing strong absolute performance, the Fund fell short of its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which gained 21.96%, but outperformed the 11.83% return of the S&P 500 Index, for the same time period. Performance for all share classes can be found on page 42.

Q. What investment environment did the Fund face during the past year?

A. The real estate investment trust ("REIT") market generated strong returns during the fiscal year ended March 31, 2007. Many sectors of the REIT market were driven by merger and acquisition ("M&A") activity during 2006. Heitman Real Estate Securities, LLC ("Heitman") notes that the financial characteristics of many outperforming companies during this period were not those of growth-at-a-reasonable-price ("GARP") companies in which the sub-adviser invests. The sub-advisor notes that many of the outperformers possessed poor financial attributes including high leverage ratios, low growth rates and high price multiples. In addition to strong M&A activity the REIT market continued to raise capital for global REIT investment strategies. Significant capital flows pushed certain large-capitalization REIT prices and valuations higher.

Q. Which market factors influenced the Fund's relative performance?

A. Heitman, as a manager employing a GARP philosophy, was challenged to outperform its benchmark during the period. The market seemed to favor growth at any price at times and any stock with a possibility of being involved in an M&A transaction saw strong performance irrespective of the firm's management strategy.

Q. How did portfolio composition affect Fund performance?

A. During the fiscal year, the diversified (investments in a variety of property types), local retail and regional retail sectors contributed to the Fund's performance. On the other side of the coin, office property, apartments and storage were sectors that detracted from performance during the period. These sector contributors and detractors were primarily due to stock selection within the sectors.

On the individual security front, Simon Property Group, Boston Properties and Vornado Realty Trust aided Fund performance. Simon Property Group, REIT engaged in the ownership, development and management of retail real estate, experienced strong performance and attractive valuations as its large, geographically diverse portfolio dominated by class-A malls and conservative capital structure relative to its peers benefited performance. Boston Properties, which focuses on class-A office space primarily located in the Boston, Washington D.C., New York, San Francisco and Princeton markets, benefited the Fund's performance during the period. The company's continued implementation of its strategy to increase its development program and concurrently sell large non-core assets resulted in accelerated net asset value ("NAV") growth. Vornado Realty Trust, one of the largest owners and managers of real estate in the United States, benefited from its exposure to New York City's strong market and positive net operating income growth.

Detracting from performance during the period were Liberty Property Trust (no longer a Fund holding), Brookfield Properties and American Financial Realty Trust (no longer a Fund holding). Liberty Property Trust, a REIT that focuses on office and industrial buildings underperformed due to two primary factors. First, during the second quarter of 2006, the firm announced that it would sell far more assets than it had previously communicated in its 2006 guidance and, as a result, the company's estimates for earnings from operations dropped. At the same time, the sale of the Comcast Center was accomplished at a much lower yield than the firm had previously projected. Heitman's outlook for Brookfield Properties, a company that owns, manages and develops premier office properties in select North American markets, remains strong despite its underperformance. The sub-advisor does not believe that its under-performance was related to any company-specific issues and points out that the company maintains a high-quality asset composition, is concentrated in high-barrier-to-entry markets and possesses a talented management team. American Financial Realty Trust, a REIT that acquires properties from and leases properties to regulated financial institutions, underperformed as a turnaround opportunity for the company ultimately did not materialize.

Q. What is the investment outlook for the REIT market?

A. Heitman is cautiously optimistic about the outlook for the REIT market. The firm notes that it has believed for some time that, as real estate fundamentals improved, it would be most important to those property sectors that were seeing positive fundamental changes. Today, in the midst of the recovery in fundamentals, the sub-advisor notes that it is difficult to make sector predictions since all property sectors are improving. Heitman will instead focus on sectors' change in growth rates from one year to the next and on valuations.

Top Ten Holdings as of March 31, 2007

Simon Property Group          10.0%
Prologis                      6.3%
Vornado Realty Trust          6.3%
Host Hotels & Resorts         4.9%
Boston Properties             4.8%
Archstone-Smith Trust         4.8%
AvalonBay Communities         4.6%
Equity Residential            4.4%
Public Storage                4.0%
General Growth Properties     4.0%

As a % of Total
Fund Investments              54.1%

Heitman REIT Fund

OLD MUTUAL HEITMAN REIT FUND - concluded

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One             Annualized       Annualized        Annualized        Annualized
                         Date              Year Return     3 Year Return    5 Year Return     10 Year Return    Inception to Date
Class Z*                 03/13/89          19.20%          22.05%           21.12%            14.65%            12.65%
Advisor Class**          05/15/95          18.95%          21.78%           20.83%            14.24%            16.32%
Class A with load        09/30/03          12.07%          19.38%           n/a               n/a               23.30%
Class A without load     09/30/03          18.89%          21.76%           n/a               n/a               25.41%
Class C with load        09/30/03          17.07%          20.88%           n/a               n/a               24.50%
Class C without load     09/30/03          18.07%          20.88%           n/a               n/a               24.50%
Class R                  12/20/06 (1)      n/a             n/a              n/a               n/a               3.15%(+)
Institutional Class      12/20/06 (1)      n/a             n/a              n/a               n/a               3.37%(+)
Dow Jones Wilshire Real
Estate Securities Index  03/13/89          21.96%          24.51%           22.80%            15.25%            11.01%
S&P 500 Index            03/13/89          11.83%          10.06%           6.27%             8.20%             11.48%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-2.

* Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

** Data includes performance of a predecessor fund class whose inception date was May 15, 1995.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.30% and 1.25%; 1.54% and 1.50%; 2.71% and 1.50%; 3.35% and 2.25%; 1.69% and
1.67%; and 0.98% and 0.95%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                      3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Heitman
REIT Fund,
Class Z                10,000    11,943    9,484     10,014    12,020    15,055    14,192    21,584    23,949    32,923    39,244
Wilshire Real Estate
Securities Index       10,000    11,673    9,375     9,666     12,163    14,803    14,075    21,415    24,094    33,894    41,337
S&P 500 Index          10,000    14,800    17,532    20,677    16,194    16,233    12,214    16,504    17,608    19,673    22,000

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

18%    Apartments
10%    Diversified
7%     Hotels
2%     Hotels & Motels
1%     Manufactured Homes
15%    Office Property
3%     Real Estate Operation/Development
18%    Regional Malls
13%    Shopping Centers
5%     Storage
8%     Warehouse/Industrial

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 99.6%
Hotels & Motels - 2.1%
Starwood Hotels & Resorts Worldwide        63,000      $     4,085
Total Hotels & Motels                                        4,085
Real Estate Operation/Development - 2.9%
Brookfield Properties                      143,100           5,767
Total Real Estate Operation/Development                      5,767
REITs-Apartments - 18.4%
Archstone-Smith Trust                      176,700           9,591
AvalonBay Communities                      69,500            9,035
BRE Properties                             50,400            3,183
Equity Residential                         182,600           8,807
GMH Communities Trust                      153,100           1,529
UDR                                        148,600           4,550
Total REITs-Apartments                                       36,695
REITs-Diversified - 9.7%
Digital Realty Trust                       108,200           4,317
PS Business Parks                          35,200            2,483
Vornado Realty Trust                       104,100           12,423
Total REITs-Diversified                                      19,223
REITs-Hotels - 7.1%
DiamondRock Hospitality                    228,400           4,339
Host Hotels & Resorts                      368,830           9,704
Total REITs-Hotels                                           14,043
REITs-Manufactured Homes - 1.0%
Equity Lifestyle Properties                38,400            2,075
Total REITs-Manufactured Homes                               2,075
REITs-Office Property - 14.6%
Alexandria Real Estate Equities            45,300            4,547
BioMed Realty Trust                        73,700            1,938
Boston Properties                          81,700            9,592
Corporate Office Properties Trust          90,800            4,148
Kilroy Realty                              27,300            2,013
SL Green Realty                            49,900            6,845
Total REITs-Office Property                                  29,083

Description                          Shares            Value (000)
REITs-Regional Malls - 18.5%
General Growth Properties            122,400     $     7,903
Macerich                             43,800            4,045
Simon Property Group                 177,500           19,747
Taubman Centers                      87,200            5,057
Total REITs-Regional Malls                             36,752
REITs-Shopping Centers - 12.7%
Developers Diversified Realty        95,200            5,988
Federal Realty Investment Trust      55,300            5,011
Kimco Realty                         148,700           7,248
Regency Centers                      84,400            7,052
Total REITs-Shopping Centers                           25,299
REITs-Storage - 5.0%
Public Storage                       84,300            7,981
U-Store-It Trust                     100,600           2,024
Total REITs-Storage                                    10,005
REITs-Warehouse/Industrial - 7.6%
EastGroup Properties                 50,300            2,567
Prologis                             191,880           12,459
Total REITs-Warehouse/Industrial                       15,026
Total Common Stock (Cost $133,571)                     198,053
Total Investments - 99.6% (Cost $133,571)              198,053
Other Assets and Liabilities, Net - 0.4%               833
Net Assets - 100.0%                              $     198,886

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares returned 17.32%, outperforming the 11.83% return posted by its benchmark, the S&P 500 Index.

- Financials, information technology and consumer discretionary were sectors that contributed positively to performance.

- Positive relative results came from MasterCard (no longer a Fund holding), Comcast, and EMC.

- Relatively low levels of exposure to the utilities and telecommunications services sectors and stock selection in the health care sector negatively impacted the Fund.

- Exposure to such companies as Amgen, United Parcel Service (no longer a Fund holding), and Maxim Integrated Products detracted from the Fund's relative results.


Top Ten Holdings as of
March 31, 2007
Microsoft                      5.4%
Automatic Data Processing      4.1%
3M                             4.0%
General Electric               3.9%
Symantec                       3.8%
Maxim Integrated Products      3.7%
American International Group   3.7%
Sysco                          3.5%
Wyeth                          3.4%
Dell                           3.4%
As a % of Total
Fund Investments               38.9%

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2007, the Old Mutual Large Cap Fund's (the "Fund") Class Z shares returned 17.32%, outperforming the 11.83% return posted by its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 45.

Q.    What investment environment did the Fund face during the past year?

A. Historically high corporate profit margins, continued share buybacks, and high levels of private equity activity seemed to offset potentially troublesome signs coming from an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts), overseas market declines, and a declining housing environment. Furthermore, the sharp stock selloff in late February and early March did not translate to the end of the market's seven-month rally. As the period closed, overall equity markets recovered from prior months' declines.

Q.    Which market factors influenced the Fund's relative performance?

A. Stock-specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results during the period.

Q.    How did portfolio composition affect Fund performance?

A. Financials, information technology and consumer discretionary were sectors that contributed positively to performance. Positive relative results came from MasterCard (no longer a Fund holding), Comcast, and EMC. Credit card processor MasterCard aided Fund performance as the company's stock price rose despite discounts placed on its stock price following its Initial Public Offering as solid near-term earnings results and continued progress in operational efficiency and volume gains led to market revaluation. The stock was sold as it appreciated toward the sub-advisor's forecasted valuation level. Similarly, cable operator Comcast helped advance Fund returns. Comcast has been rolling out digital cable, voice, and Internet services in their `triple play' package, and more rapid customer acceptance, coupled with a perceived reduction in the competitive threats from traditional phone and satellite operators, helped to boost their investor confidence. Enterprise software provider EMC also weighed in positively. EMC company management purchased almost $3 billion worth of the company's stock in 2006 with another $2 billion possible repurchase in 2007. Investors also recognized the potential for continued integration and cross-selling of its suite of storage and security products and services.

Relatively low levels of exposure to the utilities and telecommunications services sectors and stock selection in the health care sector negatively impacted Fund results for the 12 months ended March 31, 2007. Exposure to such companies as Amgen, United Parcel Service (no longer a Fund holding), and Maxim Integrated Products detracted from the Fund's relative results. Amgen, a biotechnology firm, had a series of negative announcements concerning current sales and future opportunities. Package delivery firm United Parcel Service also negatively impacted Fund performance as the company missed earnings expectations and did not produce anticipated operating leverage from increased volumes. Finally, semiconductor manufacturer Maxim Integrated Products was held for a short period by the Fund and was another Fund performance detractor.

Q.    What is the investment outlook for the large-cap stock market?

A. The sub-advisor endeavors to look beyond short-term investor sentiment. It believes fluctuations in topical macroeconomic themes like inflation and interest rate policy should not divert attention from finding companies that may be positioned to perform well over the long term.


Large Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One               Annualized      Annualized        Annualized        Annualized
                         Date              Year Return       3 Year Return   5 Year Return     10 Year Return    Inception to Date
Class Z                  12/31/96          17.32%            9.48%           3.82%             10.35%            10.20%
Advisor Class            12/29/00          17.04%            9.20%           3.56%             n/a               2.14%
Class A with load        09/30/03          10.27%            7.06%           n/a               n/a               8.64%
Class A without load     09/30/03          16.99%            9.20%           n/a               n/a               10.50%
Class C with load        09/30/03          15.21%            8.41%           n/a               n/a               9.69%
Class C without load     09/30/03          16.21%            8.41%           n/a               n/a               9.69%
Class R                  12/20/06 (1)      n/a               n/a             n/a               n/a               (2.17)%(+)
Institutional Class      12/20/06 (1)      n/a               n/a             n/a               n/a               (1.91)%(+)
S&P 500 Index            12/31/96          11.83%            10.06%          6.27%             8.20%             8.27%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.22% and 1.15%; 2.34% and 1.40%; 4.48% and 1.40%; 7.38% and 2.15%; 1.62% and
1.62%; and 0.83% and 0.83%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Large
Cap Fund,
Class Z            10,000    13,947    16,777    19,168    23,082   22,191     16,037    20,399    20,956    22,813    26,764
S&P 500 Index      10,000    14,800    17,532    20,677    16,194   16,233     12,214    16,504    17,608    19,673    22,000

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

4%    Consumer Discretionary
12%   Consumer Staples
5%    Energy
19%   Financials
12%   Health Care
12%   Industrials
29%   Information Technology
5%    Materials
2%    Utilities

OLD MUTUAL LARGE CAP FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Common Stock - 99.1%
Applications Software - 5.3%
Microsoft                                        195,250     $     5,442
Total Applications Software                                        5,442
Beverages-Non-Alcoholic - 2.0%
Coca-Cola                                        42,800            2,054
Total Beverages-Non-Alcoholic                                      2,054
Cable TV - 2.0%
Comcast, Cl A*                                   80,620            2,053
Total Cable TV                                                     2,053
Chemicals-Diversified - 2.5%
E.I. du Pont de Nemours                          52,910            2,615
Total Chemicals-Diversified                                        2,615
Computers - 3.3%
Dell*                                            147,250           3,418
Total Computers                                                    3,418
Computers-Memory Devices - 2.6%
EMC*                                             196,150           2,717
Total Computers-Memory Devices                                     2,717
Data Processing/Management - 4.1%
Automatic Data Processing                        86,020            4,163
Total Data Processing/Management                                   4,163
Diversified Manufacturing Operations - 10.6%
3M                                               53,600            4,097
General Electric                                 113,200           4,003
Tyco International                               89,400            2,820
Total Diversified Manufacturing Operations                         10,920
Electric-Integrated - 1.8%
Dominion Resources                               20,400            1,811
Total Electric-Integrated                                          1,811
Finance-Investment Banker/Broker - 1.0%
Morgan Stanley                                   13,170            1,037
Total Finance-Investment Banker/Broker                             1,037
Food-Miscellaneous/Diversified - 1.5%
Unilever                                         52,980            1,548
Total Food-Miscellaneous/Diversified                               1,548
Food-Wholesale/Distribution - 3.5%
Sysco                                            105,451           3,567
Total Food-Wholesale/Distribution                                  3,567

Description                          Shares            Value (000)
Insurance Brokers - 2.5%
Marsh & McLennan                     87,550      $     2,564
Total Insurance Brokers                                2,564
Internet Security - 3.8%
Symantec*                            223,067           3,859
Total Internet Security                                3,859
Life/Health Insurance - 1.4%
Aflac                                30,700            1,445
Total Life/Health Insurance                            1,445
Medical Instruments - 2.0%
Medtronic                            41,920            2,057
Total Medical Instruments                              2,057
Medical-Biomedical/Genetic - 2.0%
Amgen*                               36,000            2,012
Total Medical-Biomedical/Genetic                       2,012
Medical-Drugs - 6.4%
Pfizer                               126,190           3,188
Wyeth                                68,450            3,424
Total Medical-Drugs                                    6,612
Medical-Generic Drugs - 1.3%
Teva Pharmaceutical Industries ADR   36,200            1,355
Total Medical-Generic Drugs                            1,355
Metal-Aluminum - 2.3%
Alcoa                                70,260            2,382
Total Metal-Aluminum                                   2,382
Multi-Line Insurance - 6.9%
American International Group         56,200            3,778
XL Capital, Cl A                     46,550            3,256
Total Multi-Line Insurance                             7,034
Networking Products - 3.3%
Cisco Systems*                       131,280           3,352
Total Networking Products                              3,352
Non-Hazardous Waste Disposal - 1.5%
Waste Management                     43,800            1,507
Total Non-Hazardous Waste Disposal                     1,507
Oil Companies-Integrated - 1.9%
ConocoPhillips                       27,800            1,900
Total Oil Companies-Integrated                         1,900

Description                          Shares            Value (000)
Pipelines - 3.2%
El Paso                              227,110     $     3,286
Total Pipelines                                        3,286
Property/Casualty Insurance - 2.4%
Travelers                            47,550            2,462
Total Property/Casualty Insurance                      2,462
Reinsurance - 3.1%
Berkshire Hathaway, Cl A*            29                3,161
Total Reinsurance                                      3,161
Retail-Building Products - 1.8%
Lowe's                               57,850            1,822
Total Retail-Building Products                         1,822
Retail-Discount - 1.9%
Wal-Mart Stores                      41,950            1,969
Total Retail-Discount                                  1,969
Retail-Drug Store - 3.0%
CVS                                  90,850            3,102
Total Retail-Drug Store                                3,102
Semiconductor Components-Integrated Circuits - 3.7%
Maxim Integrated Products            128,500           3,778
Total Semiconductor Components-
Integrated Circuits                                    3,778
Super-Regional Banks-US - 2.0%
Capital One Financial                27,210            2,053
Total Super-Regional Banks-US                          2,053
Wireless Equipment - 2.5%
Qualcomm                             60,050            2,562
Total Wireless Equipment                               2,562
Total Common Stock (Cost $93,526)                      101,619
Total Investments - 99.1% (Cost $93,526)               101,619
Other Assets and Liabilities, Net - 0.9%               972
Net Assets - 100.0%                              $     102,591

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners,
Inc.

Performance Highlights

- For the one-year period ended March 31, 2007, the Fund's Class Z shares posted a 2.45% return, underperforming the 7.06% gain of the Russell 1000(R) Growth Index.

- Sectors such as industrials, financials and telecommunications services contributed positively to the Fund's relative performance, while energy, information technology and health care detracted from relative results.

- Individual stocks that contributed to the Fund's performance during the period included Apple, Goldman Sachs Group and Deere.

- Chico's FAS (no longer a Fund holding), eBay and Corning (no longer a Fund holding) detracted from Fund returns.

Effective February 10, 2007, the Board of Trustees of Old Mutual Advisor Funds II appointed Ashfield Capital Partners, LLC ("Ashfield") as interim co-sub-advisor to the Old Mutual Large Cap Growth Fund pending shareholder approval of the final sub-advisory agreement.

Q. How did the Fund perform relative to its benchmarks?

A. For the one-year period ended March 31, 2007, the Old Mutual Large Cap Growth Fund's (the "Fund") Class Z shares posted a 2.45% return, underperforming the 7.06% gain of its benchmark, the Russell 1000(R) Growth Index. Performance for all share classes can be found on page 50.

Q. What investment environment did the Fund face during the past year?

A. Concerns over a weak housing market and related subprime-mortgage lending activity as well as an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) were largely offset by historically high corporate profit margins, significant private equity activity and continued share buybacks. Large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, gained 7.06% during the one-year period. Large-cap growth stocks underperformed their value counterpart, as measured by the Russell 1000(R) Value Index, which climbed 16.83% during the period.

Q. Which market factors influenced the Fund's relative performance?

A. The Fund's underperformance can be attributed primarily to a market bias that prevailed throughout the period: the stocks of companies with average earnings growth and relatively low price-to-earnings multiples generally performed best. Conversely, the stocks of companies with the strongest earnings and highest multiples - the kind of stocks that the Fund emphasizes
- performed less favorably. Corporate earnings have generally been strong, so investors were unwilling to pay premium share prices as long as companies with lower price-to-earnings multiples showed some earnings power.

Q. How did portfolio composition affect Fund performance?

A. The effect of portfolio composition on Fund performance was mixed during the fiscal year. Sectors such as industrials, financials and telecommunications services contributed positively to the Fund's relative performance, while energy, information technology and health care generally detracted from relative results. Individual stocks that contributed to the Fund's performance during the period included Apple, Goldman Sachs Group and Deere. On the other hand, Chico's FAS (no longer a Fund holding), eBay and Corning (no longer a Fund holding) detracted from Fund returns.

Apple is a leading personal computer and MP3 producer. Despite other holdings in the information technology sector that detracted from Fund performance, Apple continued to see solid upside driven by strong MAC and iPod sales during the period and the stock benefited accordingly. Goldman Sachs Group, a provider of investment banking, securities and investment management services, continues to post better than expected earnings driven by investment banking and fixed-income, currency and commodities trading. Manufacturer and distributor of agricultural and commercial equipment Deere outperformed during the period driven by its agriculture business as farmers bought and upgraded equipment.

Large Cap Growth Fund

Chico's FAS (no longer a Fund holding) is a specialty retailer of casual-to-dressy clothing, intimates, complementary accessories and other non-clothing gift items. The company's stock decreased in value as the company changed its composition of new store openings by increasing the number of new Soma stores and trimming the number of Chico's stores it planned on opening. Online marketplace provider eBay's earnings guidance suggested maturing growth in the United States and Germany, causing the stock price to decline. Corning (no longer a Fund holding), a provider of technology-based products in the United States, came under pressure during the period after announcing an oversupply of flat panel televisions.

Q. What is the investment outlook for the large-cap growth market?

A. Ashfield believes equities are positioned to continue to outperform other asset classes over the next year. The sub-advisor believes that equity fundamentals remain solid and that economic growth appears projected to moderate to a more sustainable rate, which Ashfield expects may enable corporate profits to grow at a pace that is more consistent with historical averages. Given where the economy is in the economic expansion cycle and compelling valuations, Ashfield believes large-cap growth equities are positioned to fair better than they have in the recent past.

Turner Investment Partners, Inc. ("Turner") believes that 2007 should be a year in which price-to-earnings ratios expand and stocks in aggregate climb higher. In this sub-advisor's estimation, the possibility of higher price-to-earnings ratios could bode well for high quality stocks, especially high quality large-cap stocks. Turner's focus remains on owning stocks that it believes have the strongest earnings prospects. The sub-advisor currently favors shares of companies in computer technology, telecommunications, financial services, casino/gaming, semiconductor, computer services, metals, pharmaceuticals and machinery/agriculture.


Russell 1000(R) Value Index: Measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

Top Ten Holdings as of March 31, 2007

General Electric        3.3%
Procter & Gamble        2.7%
Cisco Systems           2.6%
PepsiCo                 2.4%
Google, Cl A            2.4%
State Street            2.0%
T Rowe Price Group      2.0%
Fiserv                  1.9%
Texas Instruments       1.7%
Qualcomm                1.7%

As a % of Total
Fund Investments        22.7%

Large Cap Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception       One            Annualized      Annualized        Annualized        Annualized
                               Date            Year Return    3 Year Return   5 Year Return     10 Year Return    Inception to Date
Class Z                        04/05/95        2.45%          5.70%           3.52%             9.14%             11.10%
Advisor Class                  12/29/00        2.18%          5.42%           3.24%             n/a               (3.68)%
Class A with load              07/31/03        (3.66)%        3.37%           n/a               n/a               6.32%
Class A without load           07/31/03        2.21%          5.43%           n/a               n/a               8.04%
Class C with load              07/31/03        0.44%          4.64%           n/a               n/a               7.23%
Class C without load           07/31/03        1.44%          4.64%           n/a               n/a               7.23%
Class R                        12/20/06 (1)    n/a            n/a             n/a               n/a               (0.09)%(+)
Institutional Class            12/20/06 (1)    n/a            n/a             n/a               n/a               0.13%(+)
Russell 1000(R) Growth Index   04/05/95        7.06%          7.01%           3.47%             5.51%             8.41%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.25%; 2.72% and 1.50%; 4.49% and 1.50%; 7.59% and 2.25%; 1.71% and
1.71%; and 0.93% and 0.93%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Large
Cap Growth
Fund, Class Z      10,000    16,080    18,637    37,013    23,484    20,173    15,487    20,308    19,693    23,405    23,978
Russell 1000
Growth Index       10,000    14,946    19,147    25,680    14,710    14,416    10,558    13,955    14,117    15,972    17,100

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

10%   Consumer Discretionary
8%    Consumer Staples
8%    Energy
15%   Financials
14%   Health Care
12%   Industrials
27%   Information Technology
1%    Materials
1%    Repurchase Agreement
4%    Telecommunications Services

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                          Shares            Value (000)
Common Stock - 99.3%
Agricultural Chemicals - 0.6%
Monsanto                             10,360      $     569
Total Agricultural Chemicals                           569
Airlines - 0.5%
UAL*                                 11,610            443
Total Airlines                                         443
Apparel Manufacturers - 1.1%
Coach*                               10,990            550
Polo Ralph Lauren                    4,370             385
Total Apparel Manufacturers                            935
Applications Software - 2.0%
Microsoft                            48,700            1,357
Salesforce.com*                      9,680             415
Total Applications Software                            1,772
Athletic Footwear - 0.5%
Nike, Cl B                           4,180             444
Total Athletic Footwear                                444
Audio/Video Products - 0.5%
Harman International                 4,220             405
Total Audio/Video Products                             405
Beverages-Non-Alcoholic - 2.7%
Hansen Natural*                      7,380             279
PepsiCo                              32,360            2,057
Total Beverages-Non-Alcoholic                          2,336
Cable TV - 0.9%
Comcast, Cl A*                       16,970            440
Rodgers Communications, Cl B         9,490             311
Total Cable TV                                         751
Casino Hotels - 0.6%
Las Vegas Sands*                     5,610             486
Total Casino Hotels                                    486
Casino Services - 1.4%
International Game Technology        29,730            1,201
Total Casino Services                                  1,201
Cellular Telecommunications - 2.0%
Leap Wireless International*         8,420             556
NII Holdings*                        15,710            1,165
Total Cellular Telecommunications                      1,721

Description                                      Shares            Value (000)
Coal - 0.4%
Consol Energy                                    8,200       $     321
Total Coal                                                         321
Computer Services - 0.5%
Cognizant Technology Solutions, Cl A*            5,460             482
Total Computer Services                                            482
Computers - 3.6%
Apple*                                           15,180            1,410
Dell*                                            19,160            445
International Business Machines                  9,720             916
Sun Microsystems*                                57,010            343
Total Computers                                                    3,114
Computers-Memory Devices - 0.9%
Network Appliance*                               14,400            526
SanDisk*                                         5,390             236
Total Computers-Memory Devices                                     762
Consulting Services - 1.1%
Accenture, Cl A                                  25,200            971
Total Consulting Services                                          971
Cosmetics & Toiletries - 3.2%
Avon Products                                    11,880            442
Procter & Gamble                                 36,460            2,303
Total Cosmetics & Toiletries                                       2,745
Data Processing/Management - 2.5%
Fiserv*                                          30,340            1,610
Paychex                                          15,740            596
Total Data Processing/Management                                   2,206
Disposable Medical Products - 0.8%
C.R. Bard                                        8,300             660
Total Disposable Medical Products                                  660
Diversified Manufacturing Operations - 6.3%
3M                                               12,000            917
Danaher                                          6,300             450
General Electric                                 81,145            2,869
Illinois Tool Works                              17,400            898
Roper Industries                                 6,980             383
Total Diversified Manufacturing Operations                         5,517
E-Commerce/Services - 0.9%
eBay*                                            22,600            749
Total E-Commerce/Services                                          749

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Electronic Components-Semiconductors - 3.9%
Altera                                     26,200      $     524
Broadcom, Cl A*                            15,200            487
Intel                                      47,500            909
Texas Instruments                          49,120            1,478
Total Electronic Components-Semiconductors                   3,398
Energy-Alternate Sources - 0.4%
Sunpower, Cl A*                            7,210             328
Total Energy-Alternate Sources                               328
Engineering/R&D Services - 1.2%
Jacobs Engineering Group*                  22,600            1,054
Total Engineering/R&D Services                               1,054
Entertainment Software - 1.6%
Electronic Arts*                           26,840            1,352
Total Entertainment Software                                 1,352
Fiduciary Banks - 2.0%
State Street                               27,220            1,763
Total Fiduciary Banks                                        1,763
Finance-Credit Card - 1.0%
American Express                           16,120            909
Total Finance-Credit Card                                    909
Finance-Investment Banker/Broker - 5.1%
Charles Schwab                             47,390            867
Goldman Sachs Group                        6,820             1,409
Merrill Lynch                              7,910             646
Morgan Stanley                             9,190             724
UBS                                        13,060            776
Total Finance-Investment Banker/Broker                       4,422
Finance-Other Services - 2.8%
Chicago Mercantile Exchange
Holdings, Cl A                             2,075             1,105
IntercontinentalExchange*                  4,800             587
Nymex Holdings*                            5,510             748
Total Finance-Other Services                                 2,440
Hotels & Motels - 0.8%
Marriott International, Cl A               13,800            676
Total Hotels & Motels                                        676
Human Resources - 0.8%
Robert Half International                  18,250            675
Total Human Resources                                        675
Industrial Automation/Robot - 1.0%
Rockwell Automation                        14,200            850
Total Industrial Automation/Robot                            850

Description                                Shares            Value (000)
Industrial Gases - 0.8%
Praxair                                    10,670      $     672
Total Industrial Gases                                       672
Instruments-Scientific - 0.5%
Thermo Fisher Scientific*                  10,100            472
Total Instruments-Scientific                                 472
Internet Infrastructure Software - 0.4%
Akamai Technologies*                       6,340             317
Total Internet Infrastructure Software                       317
Investment Management/Advisory Services - 2.9%
Franklin Resources                         7,300             882
T Rowe Price Group                         35,650            1,682
Total Investment Management/Advisory Services                2,564
Machinery-Farm - 0.6%
Deere                                      4,460             485
Total Machinery-Farm                                         485
Medical Instruments - 1.6%
Intuitive Surgical*                        1,950             237
Medtronic                                  17,360            852
St. Jude Medical*                          7,530             283
Total Medical Instruments                                    1,372
Medical Products - 3.3%
Baxter International                       12,910            680
Becton Dickinson                           11,300            869
Johnson & Johnson                          13,940            840
Stryker                                    7,400             491
Total Medical Products                                       2,880
Medical-Biomedical/Genetic - 2.0%
Amgen*                                     14,200            794
Celgene*                                   9,140             479
Genentech*                                 5,460             448
Total Medical-Biomedical/Genetic                             1,721
Medical-Drugs - 3.1%
Abbott Laboratories                        17,100            954
Allergan                                   4,800             532
Novartis ADR                               5,790             316
Roche Holdings ADR                         5,290             466
Shire ADR                                  6,810             422
Total Medical-Drugs                                          2,690
Medical-HMO - 1.9%
Aetna                                      21,000            920
UnitedHealth Group                         14,300            757
Total Medical-HMO                                            1,677

Description                                Shares            Value (000)
Metal Processors & Fabricators - 0.5%
Precision Castparts                        4,640       $     483
Total Metal Processors & Fabricators                         483
Multimedia - 0.8%
News, Cl A                                 29,090            673
Total Multimedia                                             673
Networking Products - 2.6%
Cisco Systems*                             88,740            2,266
Total Networking Products                                    2,266
Non-Ferrous Metals - 0.7%
Cameco                                     14,190            581
Total Non-Ferrous Metals                                     581
Oil Companies-Exploration & Production - 1.2%
Southwestern Energy*                       5,310             218
XTO Energy                                 14,620            801
Total Oil Companies-Exploration & Production                 1,019
Oil Companies-Integrated - 0.5%
Marathon Oil                               4,050             400
Total Oil Companies-Integrated                               400
Oil Field Machinery & Equipment - 0.8%
Cameron International*                     11,120            698
Total Oil Field Machinery & Equipment                        698
Oil-Field Services - 3.4%
BJ Services                                32,900            918
Halliburton                                22,600            717
Schlumberger                               19,190            1,326
Total Oil-Field Services                                     2,961
Pipelines - 0.9%
Williams                                   26,320            749
Total Pipelines                                              749
Real Estate Management/Services - 0.8%
CB Richard Ellis Group, Cl A*              20,120            688
Total Real Estate Management/Services                        688
Retail-Building Products - 0.5%
Lowe's                                     15,000            472
Total Retail-Building Products                               472
Retail-Discount - 1.0%
Wal-Mart Stores                            18,600            873
Total Retail-Discount                                        873

Description                          Shares            Value (000)
Retail-Drug Store - 1.4%
CVS                                  15,080      $     515
Walgreen                             14,900            684
Total Retail-Drug Store                                1,199
Retail-Jewelry - 0.8%
Tiffany                              16,300            741
Total Retail-Jewelry                                   741
Retail-Office Supplies - 0.8%
Office Depot*                        18,760            659
Total Retail-Office Supplies                           659
Retail-Restaurants - 1.3%
McDonald's                           15,200            685
Starbucks*                           15,680            492
Total Retail-Restaurants                               1,177
Semiconductor Equipment - 0.9%
Kla-Tencor                           14,920            796
Total Semiconductor Equipment                          796
Telecommunications Services - 1.0%
Time Warner Telecom, Cl A*           40,690            845
Total Telecommunications Services                      845
Telephone-Integrated - 0.4%
Level 3 Communications*              59,030            360
Total Telephone-Integrated                             360
Therapeutics - 0.9%
Gilead Sciences*                     10,530            806
Total Therapeutics                                     806
Transport-Services - 1.4%
CH Robinson Worldwide                10,940            523
Expeditors International Washington  16,200            669
Total Transport-Services                               1,192
Water - 0.2%
Aqua America                         9,040             203
Total Water                                            203
Web Portals/ISP - 3.2%
Google, Cl A*                        4,425             2,027
Yahoo!*                              24,100            754
Total Web Portals/ISP                                  2,781

OLD MUTUAL LARGE CAP GROWTH FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                           Shares/Face
Description                                Amount (000)            Value (000)
Wireless Equipment - 2.6%
Crown Castle International*                14,670            $     471
Nokia ADR                                  15,380                  352
Qualcomm                                   33,750                  1,440
Total Wireless Equipment                                           2,263
Total Common Stock (Cost $77,809)                                  86,192
Repurchase Agreement - 0.8%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $704,372 (collateralized by various
 U.S. Government obligations, ranging
 in par value from $105,000 - $625,000,
 0.00% - 5.35%, 04/19/07 - 03/19/14,
 total market value $728,195)(D)           $704                    704
Total Repurchase Agreement (Cost $704)                             704
Total Investments - 100.1% (Cost $78,513)                          86,896
Other Assets and Liabilities, Net - (0.1)%                         (55)
Net Assets - 100.0%                                          $     86,841

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners,
Inc.

Effective February 10, 2007, the Board of Trustees of Old Mutual Advisor Funds II appointed Ashfield Capital Partners, LLC ("Ashfield") as interim co-sub-advisor to the Old Mutual Large Cap Growth Concentrated Fund pending shareholder approval of the final sub-advisory agreement.

Q. How did the Fund perform relative to its benchmarks?

A. Over the fiscal year ended March 31, 2007, the Old Mutual Large Cap Growth Concentrated Fund's (the "Fund") Class Z shares returned 2.81%, underperforming the 7.06% return for its benchmark, the Russell 1000(R) Growth Index. Performance for all share classes can be found on page 57.

Q. What investment environment did the Fund face during the past year?

A. Concerns over a weak housing market and related subprime-mortgage lending activity as well as an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) were largely offset by historically high corporate profit margins, significant private equity activity, and continued share buybacks. Large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, gained 7.06% during the one-year period. Large-cap growth stocks underperformed their value counterpart, as measured by the Russell 1000(R) Value Index, which climbed 16.83% during the period.

Q. Which market factors influenced the Fund's relative performance?

A. The Fund's underperformance can be attributed primarily to a market bias that prevailed throughout the period: the stocks of companies with average earnings growth and relatively low price-to-earnings multiples generally performed best. Conversely, the stocks of companies with the strongest earnings and highest multiples - the kind of stocks that the Fund emphasizes
- performed less favorably. Corporate earnings were generally strong, and investors were unwilling to pay premium share prices as long as companies with lower price-to-earnings multiples showed some earnings power.

Q. How did portfolio composition affect Fund performance?

A. The effect of portfolio composition on Fund performance was mixed during the fiscal year. Sectors such as industrials, financials and consumer discretionary contributed positively to the Fund's relative performance, while information technology, energy and consumer staples generally detracted from relative results. Individual stocks that contributed to the Fund's performance during the period included Apple, Goldman Sachs Group and Chicago Mercantile Exchange Holdings. On the other hand, Qualcomm, eBay and Valero Energy (no longer a Fund holding) detracted from Fund returns.

Apple is a leading personal computer and MP3 producer. Despite other holdings in the information technology sector that detracted from Fund performance, Apple continued to see solid upside driven by strong MAC and iPod sales during the period and the stock benefited accordingly. Goldman Sachs Group, a provider of investment banking, securities, and investment management services, continues to post better than expected earnings driven by investment banking and fixed-income, currency and commodities trading. Futures exchange Chicago Mercantile Exchange Holdings underwent merger talks with the Chicago Board of Trade and InterContinental Exchange, Inc., which drove the company's stock price higher during the period.

Performance Highlights

- Over the fiscal year ended March 31, 2007, the Fund's Class Z shares returned 2.81%, underperforming the 7.06% return for its benchmark, the Russell 1000(R) Growth Index.

- Sectors such as industrials, financials and consumer discretionary contributed positively to the Fund's relative performance, while information technology, energy and consumer staples detracted from relative results.

- Individual stocks that contributed to the Fund's performance during the period included Apple, Goldman Sachs Group and Chicago Mercantile Exchange Holdings. On the other hand, Qualcomm, eBay and Valero Energy (no longer a Fund holding) detracted from Fund returns.

Large Cap Growth Concentrated Fund

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners,
Inc.

Top Ten Holdings as of March 31, 2007

General Electric        3.7%
Google, Cl A            3.5%
Procter & Gamble        3.4%
Cisco Systems           3.2%
Apple                   2.6%
International Game
Technology              2.5%
Texas Instruments       2.4%
PepsiCo                 2.4%
Gilead Sciences         2.3%
NII Holdings            2.3%

As a % of Total
Fund Investments        28.3%

Qualcomm engages in the design, development, manufacture and marketing of digital wireless telecommunications products and services based on its Code Division Multiple Access technology. The company came under pressure due to patent disputes with Broadcom and its stock suffered accordingly. Online marketplace provider eBay's earnings guidance suggested maturing growth in the United States and Germany causing the stock price to decline. Valero Energy, an oil refiner and retailer, faced economic growth concerns in 2007 weighing on refining margins during the period.

Q. What is the investment outlook for the large-cap growth market?

A. Ashfield believes equities are positioned to continue to outperform other asset classes over the next year. The sub-advisor believes that equity fundamentals remain solid and that economic growth appears projected to moderate to a more sustainable rate, which Ashfield expects may enable corporate profits to grow at a pace that is more consistent with historical averages. Given where the economy is in the economic expansion cycle and compelling valuations, Ashfield believes large-cap growth equities are positioned to fair better than they have in the recent past.

Turner Investment Partners, Inc. ("Turner") believes that 2007 should be a year in which price-to-earnings ratios expand and stocks in aggregate climb higher. In the sub-advisor's estimation, the possibility of higher price-to-earnings ratios could bode well for high quality stocks, especially high quality large-cap stocks. Turner's focus remains on owning stocks that it believes have the strongest earnings prospects. The sub-advisor currently favors shares of companies in the financial services, telecommunications, internet, high-end retailer, casino-gaming, oil well equipment, brokerage, investment management, natural gas-utility and wireless industries.


Russell 1000(R) Value Index: Measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

Large Cap Growth Concentrated Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception       One            Annualized      Annualized        Annualized        Annualized
                               Date            Year Return    3 Year Return   5 Year Return     10 Year Return    Inception to Date
Class Z                        11/29/96        2.81%          6.53%           3.83%             10.52%            9.35%
Advisor Class                  12/29/00        2.56%          6.24%           3.58%             n/a               (5.24)%
Class A with load              09/30/03        (3.36)%        4.17%           n/a               n/a               7.37%
Class A without load           09/30/03        2.55%          6.25%           n/a               n/a               9.20%
Class C with load              09/30/03        0.79%          5.46%           n/a               n/a               8.40%
Class C without load           09/30/03        1.79%          5.46%           n/a               n/a               8.40%
Class R                        12/20/06 (1)    n/a            n/a             n/a               n/a               (0.44)%(+)
Institutional Class            12/20/06 (1)    n/a            n/a             n/a               n/a               (0.22)%(+)
Russell 1000(R) Growth Index   11/29/96        7.06%          7.01%           3.47%             5.51%             5.20%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.51% and 1.25%; 5.05% and 1.50%; 2.78% and 1.50%; 5.00% and 2.25%; 1.78% and
1.75%; and 0.97% and 0.95%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Large
Cap Growth
Concentrated Fund,
Class Z            10,000    17,276    26,349    57,410    26,500    22,541    16,888    22,498    20,876    26,456    27,200
Russell 1000
Growth Index       10,000    14,946    19,147    25,680    14,710    14,416    10,558    13,955    14,117    15,972    17,100

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

9%    Consumer Discretionary
8%    Consumer Staples
6%    Energy
16%   Financials
13%   Health Care
12%   Industrials
28%   Information Technology
2%    Materials
1%    Repurchase Agreement
5%    Telecommunications Services

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 99.2%
Agricultural Chemicals - 1.9%
Monsanto                                   37,770      $     2,076
Total Agricultural Chemicals                                 2,076
Apparel Manufacturers - 1.3%
Coach*                                     29,820            1,493
Total Apparel Manufacturers                                  1,493
Applications Software - 1.5%
Microsoft                                  59,100            1,647
Total Applications Software                                  1,647
Beverages-Non-Alcoholic - 2.4%
PepsiCo                                    41,920            2,664
Total Beverages-Non-Alcoholic                                2,664
Cable TV - 1.0%
Comcast, Cl A*                             42,000            1,090
Total Cable TV                                               1,090
Casino Hotels - 1.2%
Las Vegas Sands*                           15,860            1,374
Total Casino Hotels                                          1,374
Casino Services - 2.5%
International Game Technology              69,050            2,788
Total Casino Services                                        2,788
Cellular Telecommunications - 2.3%
NII Holdings*                              34,020            2,524
Total Cellular Telecommunications                            2,524
Coal - 1.5%
Consol Energy                              43,500            1,702
Total Coal                                                   1,702
Computer Services - 1.2%
Cognizant Technology Solutions, Cl A*      15,500            1,368
Total Computer Services                                      1,368
Computers - 3.8%
Apple*                                     31,100            2,889
International Business Machines            14,500            1,367
Total Computers                                              4,256
Computers-Memory Devices - 0.7%
Network Appliance*                         22,700            829
Total Computers-Memory Devices                               829

Description                                      Shares            Value (000)
Consulting Services - 1.0%
Accenture, Cl A                                  29,400      $     1,133
Total Consulting Services                                          1,133
Cosmetics & Toiletries - 3.4%
Procter & Gamble                                 59,800            3,777
Total Cosmetics & Toiletries                                       3,777
Data Processing/Management - 1.0%
Fiserv*                                          21,500            1,141
Total Data Processing/Management                                   1,141
Diversified Manufacturing Operations - 6.5%
Danaher                                          19,600            1,400
General Electric                                 117,450           4,153
Illinois Tool Works                              33,400            1,724
Total Diversified Manufacturing Operations                         7,277
E-Commerce/Services - 1.3%
eBay*                                            42,600            1,412
Total E-Commerce/Services                                          1,412
Electronic Components-Semiconductors - 4.4%
Broadcom, Cl A*                                  31,070            997
Intel                                            67,900            1,299
Texas Instruments                                88,750            2,671
Total Electronic Components-Semiconductors                        4,967
Energy-Alternate Sources - 1.1%
Sunpower, Cl A*                                  28,270            1,286
Total Energy-Alternate Sources                                     1,286
Engineering/R&D Services - 1.8%
Jacobs Engineering Group*                        44,200            2,062
Total Engineering/R&D Services                                     2,062
Entertainment Software - 1.3%
Electronic Arts*                                 28,900            1,455
Total Entertainment Software                                       1,455
Fiduciary Banks - 1.3%
State Street                                     22,530            1,459
Total Fiduciary Banks                                              1,459
Finance-Investment Banker/Broker - 7.0%
Charles Schwab                                   127,730           2,336
Goldman Sachs Group                              11,650            2,407
Morgan Stanley                                   21,300            1,678
UBS                                              25,010            1,486
Total Finance-Investment Banker/Broker                             7,907

Description                                Shares            Value (000)
Finance-Other Services - 3.1%
Chicago Mercantile Exchange
Holdings, Cl A                             4,260       $     2,268
IntercontinentalExchange*                  10,340            1,264
Total Finance-Other Services                                 3,532
Hotels & Motels - 1.8%
Marriott International, Cl A               40,700            1,993
Total Hotels & Motels                                        1,993
Human Resources - 1.6%
Robert Half International                  49,200            1,821
Total Human Resources                                        1,821
Industrial Gases - 0.8%
Praxair                                    13,500            850
Total Industrial Gases                                       850
Internet Infrastructure Software - 0.6%
Akamai Technologies*                       13,210            660
Total Internet Infrastructure Software                       660
Investment Management/Advisory Services - 2.7%
Franklin Resources                         16,400            1,981
T Rowe Price Group                         23,200            1,095
Total Investment Management/Advisory Services                3,076
Medical Instruments - 1.7%
Intuitive Surgical*                        6,950             845
Medtronic                                  21,200            1,040
Total Medical Instruments                                    1,885
Medical Products - 4.0%
Baxter International                       39,380            2,074
Becton Dickinson                           18,500            1,422
Johnson & Johnson                          17,400            1,049
Total Medical Products                                       4,545
Medical-Biomedical/Genetic - 0.8%
Amgen*                                     16,500            922
Total Medical-Biomedical/Genetic                             922
Medical-Drugs - 3.1%
Abbott Laboratories                        30,200            1,685
Allergan                                   15,680            1,738
Total Medical-Drugs                                          3,423
Medical-HMO - 1.0%
Aetna                                      26,800            1,174
Total Medical-HMO                                            1,174

Description                                Shares      Value (000)
Networking Products - 3.2%
Cisco Systems*                             140,960 $   3,599
Total Networking Products                              3,599
Oil Companies-Exploration & Production - 1.9%
XTO Energy                                 39,190      2,148
Total Oil Companies-Exploration & Production           2,148
Oil-Field Services - 3.0%
Halliburton                                51,200      1,625
Schlumberger                               25,280      1,747
Total Oil-Field Services                               3,372
Real Estate Management/Services - 1.5%
CB Richard Ellis Group, Cl A*              50,290      1,719
Total Real Estate Management/Services                  1,719
Retail-Discount - 0.8%
Wal-Mart Stores                            17,900      840
Total Retail-Discount                                  840
Retail-Drug Store - 1.3%
Walgreen                                   31,400      1,441
Total Retail-Drug Store                                1,441
Retail-Jewelry - 1.0%
Tiffany                                    25,200      1,146
Total Retail-Jewelry                                   1,146
Semiconductor Equipment - 1.4%
Kla-Tencor                                 29,496      1,573
Total Semiconductor Equipment                          1,573
Telecommunications Equipment-Fiber Optics - 1.1%
Corning*                                   52,900      1,203
Total Telecommunications
Equipment-Fiber Optics                                 1,203
Telecommunications Services - 1.8%
Time Warner Telecom, Cl A*                 96,400      2,002
Total Telecommunications Services                      2,002
Therapeutics - 2.3%
Gilead Sciences*                           34,150      2,613
Total Therapeutics                                     2,613
Transport-Services - 2.1%
CH Robinson Worldwide                      26,560      1,268
Expeditors International Washington        25,700      1,062
Total Transport-Services                               2,330

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

                                           Shares/Face
Description                                Amount (000)            Value (000)
Web Portals/ISP - 3.4%
Google, Cl A*                              8,440             $     3,867
Total Web Portals/ISP                                              3,867
Wireless Equipment - 1.8%
Crown Castle International*                34,580                  1,111
Qualcomm                                   20,280                  865
Total Wireless Equipment                                           1,976
Total Common Stock (Cost $101,656)                                 111,397
Repurchase Agreement - 0.9%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $1,013,859 (collateralized by a
 U.S. Government obligation, par value
 $1,040,000, 5.35%, 03/19/14 total
 market value $1,037,478)(D)               $1,013                  1,013
Total Repurchase Agreement (Cost $1,013)                           1,013
Total Investments - 100.1% (Cost $102,669)                         112,410
Other Assets and Liabilities, Net - (0.1)%                         (62)
Net Assets - 100.0%                                          $     112,348

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL MID-CAP FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Q. How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2007, the Old Mutual Mid-Cap Fund (the "Fund") underperformed its benchmark, the S&P MidCap 400 Index, despite posting a positive return on an absolute basis. The Fund's Class Z shares returned 7.91% while the S&P MidCap 400 Index returned 8.44%. Performance for all share classes can be found on page 62.

Q. What investment environment did the Fund face during the past year?

A. Despite macroeconomic warning signs from an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) and a declining housing environment, investors took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity. A sharp stock selloff in late February and early March seemed to signal the end of the market's seven-month rally as investors reacted to overseas market declines and continued signs of weakness in the housing and related subprime-mortgage lending markets. As the period closed, however, overall equity markets and mid-cap stocks, in particular, recovered from the prior months' declines.

Q. Which market factors influenced the Fund's relative performance?

A. Stock-specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results during the period.

Q. How did portfolio composition affect Fund performance?

A. Stock selection in the financials, consumer discretionary and industrials sectors all contributed positively to Fund performance. Independent power producer Reliant Energy benefited from private equity interest, improved profitability and continued positive guidance from management. Avnet, an electronic component distributor, revised its earnings per share upward throughout the period due to a strong semiconductor market, synergies from prior acquisitions, and a successful focus on profitability and cost control. Also aiding Fund performance, the office supply retailer OfficeMax successfully executed an improved logistics and distribution turnaround, which resulted in strong margin improvements and earnings-per-share growth.

Despite the performance contributors over the period, stock selection in the health care, materials and energy sectors negatively impacted Fund performance. Preliminary prescription data from biotechnology firm CV Therapeutics (no longer a Fund holding) disappointed the market by reporting slower than expected sales in addition to reporting both positive and negative drug trial results. Specialty pharmaceutical designer Angiotech Pharmaceuticals experienced sales shortfalls in their primary revenue generator, Taxus. Additionally, the market seemed to anticipate risks related to products that would compete with Angiotech Pharmaceuticals' drug-eluting stent product. Also depressing Fund performance was map technology provider Navteq (no longer a Fund holding), due to uncertainty surrounding the ability of its small, but fast-growing, portable navigation business to make up for its less robust in-car navigation business.

Q. What is the investment outlook for the mid-cap equity market?

A. Macroeconomic preoccupations with inflation and interest rate policy tend to drive investor sentiment in the short term. Liberty Ridge Capital, Inc. focuses on finding mid-cap companies positioned to perform well regardless of newspaper headlines and event-driven pressures. The firm does not focus on factors that cause short-term market fluctuations and do not have demonstrative correlation to long-term performance.

Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares underperformed its benchmark, the S&P MidCap 400 Index, despite posting a positive return on an absolute basis. The Fund's Class Z shares returned 7.91% while the S&P MidCap 400 Index returned 8.44%.

- Stock selection in the financials, consumer discretionary and industrials sectors all contributed positively to Fund performance, while stock selection in the health care, materials and energy sectors negatively impacted Fund performance.

- Stock-specific factors generally accounted for the Fund's relative results for the 12 months ended March 31, 2007.

- Improved profitability and continued positive guidance helped the leading individual stock contributors, while negative news and uncertainty led to some weakness.

Top Ten Holdings as of March 31, 2007

Invitrogen                      2.0%
Goodrich                        2.0%
Aspen Insurance Holdings        2.0%
Lincare Holdings                1.9%
Pitney Bowes                    1.9%
Lawson Software                 1.9%
Citrix Systems                  1.9%
Maxim Integrated Products       1.9%
ChoicePoint                     1.9%
Allied World Assurance
Holdings                        1.9%

As a % of Total
Fund Investments                19.3%

Mid-Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One               Annualized          Annualized        Annualized
                         Date              Year Return       3 Year Return       5 Year Return     Inception to Date
Class Z                  04/30/97          7.91%             11.60%              9.62%             16.86%
Advisor Class            10/31/01          7.66%             11.31%              9.35%             11.10%
Class A with load        07/31/03          1.46%             9.14%               n/a               13.57%
Class A without load     07/31/03          7.66%             11.31%              n/a               15.42%
Class C with load        07/31/03          6.00%             10.50%              n/a               14.59%
Class C without load     07/31/03          6.82%             10.50%              n/a               14.59%
Class R                  12/20/06 (1)      n/a               n/a                 n/a               1.74%(+)
Institutional Class      12/20/06 (1)      n/a               n/a                 n/a               1.93%(+)
S&P MidCap 400 Index     04/30/97          8.44%             13.35%              10.70%            14.11%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.38% and 1.20%; 1.61% and 1.45%; 3.77% and 1.45%; 3.76% and 2.20%; 1.75% and
1.70%; and 1.02% and 1.00%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  4/30/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Mid Cap
Fund, Class Z      10,000    16,107    17,452    24,819    27,159    29,604    23,115    33,722    36,956    43,430    46,866
S&P MidCap 400
Index              10,000    14,524    14,590    20,148    18,746    22,287    17,060    25,437    28,090    34,163    37,047

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

8%    Consumer Discretionary
1%    Consumer Staples
8%    Energy
15%   Financials
14%   Health Care
14%   Industrials
28%   Information Technology
7%    Materials
2%    Repurchase Agreement
3%    Utilities

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                          Shares            Value (000)
Common Stock - 98.6%
Advertising Services - 1.0%
Getty Images*                        50,120      $     2,437
Total Advertising Services                             2,437
Aerospace/Defense-Equipment - 2.7%
DRS Technologies                     34,300            1,790
Goodrich                             98,330            5,062
Total Aerospace/Defense-Equipment                      6,852
Agricultural Operations - 0.2%
Tejon Ranch*                         10,580            500
Total Agricultural Operations                          500
Airlines - 1.0%
UAL*                                 66,490            2,538
Total Airlines                                         2,538
Applications Software - 3.0%
Citrix Systems*                      148,800           4,766
Intuit*                              56,520            1,546
Satyam Computer Services ADR         56,910            1,292
Total Applications Software                            7,604
Building-Heavy Construction - 1.1%
Washington Group International*      43,940            2,919
Total Building-Heavy Construction                      2,919
Chemicals-Diversified - 0.6%
Lyondell Chemical                    51,100            1,532
Total Chemicals-Diversified                            1,532
Coal - 0.9%
Arch Coal                            73,380            2,252
Total Coal                                             2,252
Commercial Services - 1.9%
ChoicePoint*                         126,430           4,732
Total Commercial Services                              4,732
Computer Services - 0.4%
Unisys*                              129,060           1,088
Total Computer Services                                1,088
Computers - 1.0%
Rackable Systems*                    145,130           2,463
Total Computers                                        2,463
Computers-Memory Devices - 0.8%
Smart Modular Technologies*          160,800           2,057
Total Computers-Memory Devices                         2,057

Description                                      Shares            Value (000)
Data Processing/Management - 0.9%
Fair Isaac                                       57,140      $     2,210
Total Data Processing/Management                                   2,210
Dental Supplies & Equipment - 0.8%
Patterson*                                       54,660            1,940
Total Dental Supplies & Equipment                                  1,940
Dialysis Centers - 1.1%
DaVita*                                          50,910            2,715
Total Dialysis Centers                                             2,715
Diversified Manufacturing Operations - 1.2%
Dover                                            65,080            3,177
Total Diversified Manufacturing Operations                         3,177
E-Commerce/Services - 1.8%
Expedia*                                         195,310           4,527
Total E-Commerce/Services                                          4,527
Electronic Components-Miscellaneous - 2.7%
Celestica*                                       318,330           1,951
Flextronics International*                       329,730           3,607
Jabil Circuit                                    59,580            1,276
Total Electronic Components-Miscellaneous                          6,834
Electronic Components-Semiconductors - 6.5%
DSP Group*                                       236,470           4,493
International Rectifier*                         70,470            2,693
PMC-Sierra*                                      431,090           3,022
QLogic*                                          134,040           2,279
Semtech*                                         300,920           4,056
Total Electronic Components-Semiconductors                        16,543
Electronic Parts Distribution - 0.5%
Avnet*                                           37,800            1,366
Total Electronic Parts Distribution                                1,366
Enterprise Software/Services - 1.9%
Lawson Software*                                 596,990           4,830
Total Enterprise Software/Services                                 4,830
Entertainment Software - 0.5%
Electronic Arts*                                 26,310            1,325
Total Entertainment Software                                       1,325
Finance-Consumer Loans - 1.3%
First Marblehead                                 73,845            3,315
Total Finance-Consumer Loans                                       3,315

OLD MUTUAL MID-CAP FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Finance-Investment Banker/Broker - 2.4%
Greenhill                                  53,650      $     3,293
optionsXpress Holdings                     122,080           2,874
Total Finance-Investment Banker/Broker                       6,167
Finance-Other Services - 1.5%
Asset Acceptance Capital*                  241,390           3,734
Total Finance-Other Services                                 3,734
Food-Wholesale/Distribution - 1.4%
United Natural Foods*                      119,070           3,648
Total Food-Wholesale/Distribution                            3,648
Gas-Distribution - 0.7%
WGL Holdings                               58,400            1,868
Total Gas-Distribution                                       1,868
Golf - 0.8%
Callaway Golf                              136,430           2,150
Total Golf                                                   2,150
Hotels & Motels - 1.5%
InterContinental Hotels ADR                72,740            1,799
Wyndham Worldwide*                         59,160            2,020
Total Hotels & Motels                                        3,819
Independent Power Producer - 2.2%
Calpine*                                   255,950           525
Mirant*                                    37,060            1,499
Reliant Energy*                            173,530           3,526
Total Independent Power Producer                             5,550
Industrial Automation/Robot - 0.8%
Cognex                                     95,020            2,059
Total Industrial Automation/Robot                            2,059
Industrial Gases - 1.1%
Air Products & Chemicals                   38,290            2,832
Total Industrial Gases                                       2,832
Internet Security - 1.5%
Checkfree*                                 100,110           3,713
Total Internet Security                                      3,713
Linen Supply & Related Items - 1.0%
Cintas                                     69,240            2,500
Total Linen Supply & Related Items                           2,500
Machinery-Print Trade - 1.5%
Zebra Technologies, Cl A*                  97,770            3,775
Total Machinery-Print Trade                                  3,775

Description                                Shares            Value (000)
Medical Information Systems - 1.6%
IMS Health                                 133,630     $     3,964
Total Medical Information Systems                            3,964
Medical Instruments - 1.1%
St. Jude Medical*                          76,680            2,884
Total Medical Instruments                                    2,884
Medical-Biomedical/Genetic - 2.8%
Invitrogen*                                79,920            5,087
Medimmune*                                 53,020            1,929
Total Medical-Biomedical/Genetic                             7,016
Medical-Drugs - 0.7%
Angiotech Pharmaceuticals*                 325,930           1,786
Total Medical-Drugs                                          1,786
Medical-Outpatient/Home Medical - 1.9%
Lincare Holdings*                          132,745           4,865
Total Medical-Outpatient/Home Medical                        4,865
Metal Processors & Fabricators - 0.5%
Haynes International*                      18,790            1,370
Total Metal Processors & Fabricators                         1,370
Miscellaneous Manufacturing - 1.0%
Aptargroup                                 37,800            2,530
Total Miscellaneous Manufacturing                            2,530
Multi-Line Insurance - 1.0%
XL Capital, Cl A                           36,790            2,574
Total Multi-Line Insurance                                   2,574
Non-Ferrous Metals - 1.1%
USEC*                                      178,020           2,893
Total Non-Ferrous Metals                                     2,893
Non-Hazardous Waste Disposal - 0.8%
Allied Waste Industries*                   167,640           2,111
Total Non-Hazardous Waste Disposal                           2,111
Office Automation & Equipment - 1.9%
Pitney Bowes                               106,950           4,855
Total Office Automation & Equipment                          4,855
Oil & Gas Drilling - 2.1%
Pride International*                       112,250           3,379
Rowan                                      58,410            1,896
Total Oil & Gas Drilling                                     5,275
Oil Companies-Exploration & Production - 0.7%
Mariner Energy*                            92,650            1,772
Total Oil Companies-Exploration & Production                 1,772

Description                          Shares            Value (000)
Oil-Field Services - 1.2%
Hanover Compressor*                  131,650     $     2,929
Total Oil-Field Services                               2,929
Paper & Related Products - 3.2%
Abitibi-Consolidated                 1,516,000         4,275
Smurfit-Stone Container*             343,140           3,864
Total Paper & Related Products                         8,139
Pharmacy Services - 1.6%
Omnicare                             99,240            3,947
Total Pharmacy Services                                3,947
Pipelines - 1.6%
El Paso                              289,140           4,184
Total Pipelines                                        4,184
Platinum - 0.8%
Stillwater Mining*                   169,910           2,156
Total Platinum                                         2,156
Printing-Commercial - 1.7%
RR Donnelley & Sons                  118,540           4,337
Total Printing-Commercial                              4,337
Publishing-Books - 0.5%
Scholastic*                          40,670            1,265
Total Publishing-Books                                 1,265
Reinsurance - 7.9%
Allied World Assurance Holdings      108,780           4,650
Aspen Insurance Holdings             190,250           4,986
Axis Capital Holdings                90,920            3,079
Everest Re Group                     31,710            3,050
Montpelier Re Holdings               245,920           4,264
Total Reinsurance                                      20,029
REITs-Hotels - 0.6%
Host Hotels & Resorts                56,520            1,487
Total REITs-Hotels                                     1,487
Rental Auto/Equipment - 0.5%
Avis Budget Group*                   50,300            1,374
Total Rental Auto/Equipment                            1,374
Retail-Office Supplies - 1.1%
OfficeMax                            50,660            2,672
Total Retail-Office Supplies                           2,672

                               Shares/Face
Description                    Amount (000)            Value (000)
Retail-Restaurants - 1.3%
Cheesecake Factory*            119,940           $     3,196
Total Retail-Restaurants                               3,196
Retirement/Aged Care - 1.0%
Sunrise Senior Living*         63,410                  2,506
Total Retirement/Aged Care                             2,506

Semiconductor Components-Integrated Circuits - 2.8%
Cypress Semiconductor*                     49,380            916
Integrated Device Technology*              95,100            1,467
Maxim Integrated Products                  161,940           4,761
Total Semiconductor Components-
Integrated Circuits                                          7,144
Telecommunications Equipment - 2.2%
Andrew*                                    171,440           1,815
Plantronics                                163,455           3,861
Total Telecommunications Equipment                           5,676
Telecommunications Services - 0.8%
Amdocs*                                    53,780            1,962
Total Telecommunications Services                            1,962
Therapeutics - 1.7%
Medicines*                                 173,960           4,363
Total Therapeutics                                           4,363
Transport-Equipment & Leasing - 0.7%
GATX                                       39,110            1,869
Total Transport-Equipment & Leasing                          1,869
Total Common Stock (Cost $222,756)                           250,701
Repurchase Agreement - 1.8%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $4,583,352 (collateralized by a
 U.S. Government obligation, par value
 $4,625,000, 5.70%, 01/12/17 total
 market value $4,677,771)(D)               $4,581            4,581
Total Repurchase Agreement (Cost $4,581)                     4,581
Total Investments - 100.4% (Cost $227,337)                   255,282
Other Assets and Liabilities, Net - (0.4)%                   (1,094)
Net Assets - 100.0%                                    $     254,188

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SELECT GROWTH FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners,
Inc.

Performance Highlights

- Over the fiscal year ended March 31, 2007, the Fund's Class Z shares returned 3.78%, underperforming the 6.53% return for its benchmark, the Russell 3000(R) Growth Index.

- Sectors such as industrials, materials and health care contributed positively to the Fund's relative performance, while information technology, energy and consumer discretionary detracted from relative results.

- Individual stocks that contributed to the Fund's performance during the period included Apple, Deere and Google.

- Qualcomm, eBay (no longer a Fund holding) and Starbucks (no longer a Fund holding) detracted from Fund returns.


Effective February 10, 2007, the Board of Trustees of Old Mutual Advisor Funds II appointed Ashfield Capital Partners, LLC ("Ashfield") as interim co-sub-advisor to the Old Mutual Select Growth Fund pending shareholder approval of the final sub-advisory agreement.

Q.    How did the Fund perform relative to its benchmarks?

A. Over the fiscal year ended March 31, 2007, the Old Mutual Select Growth Fund's (the "Fund") Class Z shares returned 3.78%, underperforming the 6.53% return of its benchmark, the Russell 3000(R) Growth Index. Performance for all share classes can be found on page 68.

Q.    What investment environment did the Fund face during the past year?

A. Concerns over a weak housing market and related subprime-mortgage lending activity as well as an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) were largely offset by historically high corporate profit margins, significant private equity activity, and continued share buybacks. Large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, gained 7.06% during the one-year period. Large-cap growth stocks underperformed their value counterpart, as measured by the Russell 1000(R) Value Index, which climbed 16.83% during the period.

Q.    Which market factors influenced the Fund's relative performance?

A. The Fund's relative underperformance can be attributed primarily to a market bias that prevailed throughout the period: the stocks of companies with average earnings growth and relatively low price-to-earnings multiples generally performed best. Conversely, the stocks of companies with the strongest earnings and highest multiples - the kind of stocks that the Fund emphasizes - performed less favorably. Corporate earnings have generally been strong, so investors were unwilling to pay premium share prices as long as companies with lower price-to-earnings multiples showed some earnings power.

Q.    How did portfolio composition affect Fund performance?

A. The effect of portfolio composition on Fund performance was mixed during the fiscal year. Sectors such as industrials, materials and health care contributed positively to the Fund's relative performance, while information technology, energy and consumer discretionary generally detracted from relative results. Individual stocks that contributed to the Fund's performance during the period included Apple, Deere and Google. On the other hand, Qualcomm, eBay (no longer a Fund holding) and Starbucks (no longer a Fund holding) detracted from Fund returns.

Apple is a leading personal computer and MP3 producer. Despite other holdings in the information technology sector that detracted from Fund performance, Apple continued to see solid upside driven by strong MAC and iPod sales during the period and the stock benefited accordingly. Manufacturer and distributor of agricultural and commercial equipment Deere outperformed during the period driven by its agriculture business as farmers bought and upgraded equipment. Targeted advertising and Internet search solutions provider Google benefited from its acquisition of YouTube during the period.

Qualcomm engages in the design, development, manufacture and marketing of digital wireless telecommunications products and services based on its Code Division Multiple Access technology. The company came under pressure due to patent disputes with Broadcom and its stock suffered accordingly. Online marketplace provider eBay's


Select Growth Fund
earnings guidance suggested maturing growth in the United States and Germany, causing the stock price to decline. Worldwide coffee bean purchaser, roaster and seller Starbucks, traded down for the period due to investor concerns following the leak of an internal memo issued by Howard Schultz, founder and chairman, highlighting risks related to the Starbuck's brand.

Q. What is the investment outlook for the large-cap growth market?

A. Ashfield believes equities are positioned to continue to outperform other asset classes over the next year. The sub-advisor believes that equity fundamentals remain solid and that economic growth appears projected to moderate to a more sustainable rate, which Ashfield expects may enable corporate profits to grow at a pace that is more consistent with historical averages. Given where the economy is in the economic expansion cycle and compelling valuations, Ashfield believes large-cap growth equities are positioned to fair better than they have in the recent past.

Turner Investment Partners, Inc. ("Turner") believes that 2007 should be a year in which price-to-earnings ratios expand and stocks in aggregate climb higher. In the sub-advisor's estimation, the possibility of higher price-to-earnings ratios could bode well for high quality stocks, especially high quality large-cap stocks. Turner's focus remains on owning stocks that it believes have the strongest earnings prospects. The sub-advisor currently favors shares of companies in computer technology, telecommunications, financial services, casino/gaming, semiconductor, computer services, metals, pharmaceuticals, and machinery/agriculture.


Russell 1000(R) Value Index: Measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

Top Ten Holdings as of March 31, 2007

Cisco Systems                   4.0%
Apple                           4.0%
Chicago Mercantile
Exchange Holdings, Cl A         3.5%
Corning                         3.1%
Google, Cl A                    3.1%
Cephalon                        2.8%
Akamai Technologies             2.6%
Cameco                          2.6%
Texas Instruments               2.6%
Monsanto                        2.4%

As a % of Total
Fund Investments                30.7%

Select Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception       One            Annualized      Annualized        Annualized        Annualized
                               Date            Year Return    3 Year Return   5 Year Return     10 Year Return    Inception to Date
Class Z                        04/05/95        3.78%          6.92%           2.37%             6.69%             10.03%
Advisor Class                  12/20/06 (1)    n/a            n/a             n/a               n/a               0.16%(+)
Class A with load              09/30/03        (2.43)%        4.57%           n/a               n/a               6.05%
Class A without load           09/30/03        3.51%          6.65%           n/a               n/a               7.87%
Class C with load              09/30/03        1.79%          5.87%           n/a               n/a               7.07%
Class C without load           09/30/03        2.79%          5.87%           n/a               n/a               7.07%
Class R                        12/20/06 (1)    n/a            n/a             n/a               n/a               0.12%(+)
Institutional Class            12/20/06 (1)    n/a            n/a             n/a               n/a               0.31%(+)
Russell 3000(R) Growth Index   04/05/95        6.53%          7.22%           3.81%             5.54%             8.03%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these periods, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.61% and 1.25%; 1.58% and 1.50%; 5.23% and 1.50%; 8.93% and 2.25%; 1.83% and
1.75%; and 0.98% and 0.95%, respectively. Expenses for Advisor Class, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                  3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual
Select Growth
Fund, Class Z      10,000    15,179    16,298    55,546    19,869    16,998    11,744    15,631    14,913    18,412    19,108
Russell 3000
Growth Index       10,000    14,864    18,483    25,095    14,425    14,213    10,364    13,903    14,063    16,088    17,138

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

8%    Consumer Discretionary
3%    Consumer Staples
4%    Energy
11%   Financials
16%   Health Care
13%   Industrials
38%   Information Technology
4%    Materials
1%    Repurchase Agreement
2%    Telecommunications Services

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 99.2%
Advanced Materials/Products - 1.3%
Ceradyne*                                  27,700      $     1,516
Total Advanced Materials/Products                            1,516
Aerospace/Defense - 1.0%
Boeing                                     12,900            1,147
Total Aerospace/Defense                                      1,147
Agricultural Chemicals - 2.4%
Monsanto                                   51,130            2,810
Total Agricultural Chemicals                                 2,810
Apparel Manufacturers - 3.3%
Coach*                                     38,800            1,942
Guess?                                     47,830            1,937
Total Apparel Manufacturers                                  3,879
Applications Software - 3.6%
Microsoft                                  83,800            2,336
Salesforce.com*                            44,770            1,917
Total Applications Software                                  4,253
Beverages-Non-Alcoholic - 1.0%
PepsiCo                                    19,000            1,208
Total Beverages-Non-Alcoholic                                1,208
Building Products-Light Fixtures - 1.0%
Genlyte Group*                             16,500            1,164
Total Building Products-Light Fixtures                       1,164
Casino Services - 1.5%
International Game Technology              45,620            1,842
Total Casino Services                                        1,842
Cellular Telecommunications - 1.9%
NII Holdings*                              30,410            2,256
Total Cellular Telecommunications                            2,256
Coffee - 1.5%
Green Mountain Coffee Roasters*            29,300            1,847
Total Coffee                                                 1,847
Computer Services - 1.0%
Cognizant Technology Solutions, Cl A*      13,100            1,156
Total Computer Services                                      1,156

Description                                      Shares            Value (000)
Computers - 9.3%
Apple*                                           50,500      $     4,692
Dell*                                            113,940           2,645
International Business Machines                  15,400            1,452
Sun Microsystems*                                386,420           2,322
Total Computers                                                    11,111
Computers-Memory Devices - 1.4%
SanDisk*                                         38,750            1,697
Total Computers-Memory Devices                                     1,697
Data Processing/Management - 1.2%
SEI Investments                                  24,500            1,476
Total Data Processing/Management                                   1,476
Diversified Manufacturing Operations - 2.3%
Danaher                                          20,800            1,486
General Electric                                 34,200            1,209
Total Diversified Manufacturing Operations                         2,695
Electronic Components-Semiconductors - 4.5%
Broadcom, Cl A*                                  70,200            2,251
Texas Instruments                                102,980           3,100
Total Electronic Components-Semiconductors                         5,351
Electronic Connectors - 1.2%
Amphenol, Cl A                                   22,500            1,453
Total Electronic Connectors                                        1,453
Engineering/R&D Services - 1.6%
ABB ADR                                          112,380           1,931
Total Engineering/R&D Services                                     1,931
Finance-Consumer Loans - 1.1%
First Marblehead                                 28,100            1,261
Total Finance-Consumer Loans                                       1,261
Finance-Investment Banker/Broker - 1.7%
Goldman Sachs Group                              9,550             1,973
Total Finance-Investment Banker/Broker                             1,973
Finance-Other Services - 3.5%
Chicago Mercantile Exchange
Holdings, Cl A                                   7,740             4,121
Total Finance-Other Services                                       4,121
Hotels & Motels - 1.3%
Marriott International, Cl A                     30,900            1,513
Total Hotels & Motels                                              1,513

OLD MUTUAL SELECT GROWTH FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Human Resources - 1.4%
Robert Half International                  44,800      $     1,658
Total Human Resources                                        1,658
Instruments-Scientific - 1.6%
Thermo Fisher Scientific*                  40,450            1,891
Total Instruments-Scientific                                 1,891
Internet Infrastructure Software - 3.5%
Akamai Technologies*                       62,500            3,120
F5 Networks*                               16,430            1,096
Total Internet Infrastructure Software                       4,216
Investment Management/Advisory Services - 1.5%
Affiliated Managers Group*                 16,300            1,766
Total Investment Management/Advisory Services                1,766
Machinery-Farm - 1.7%
Deere                                      19,070            2,072
Total Machinery-Farm                                         2,072
Machinery-General Industry - 1.5%
Manitowoc Company                          27,300            1,734
Total Machinery-General Industry                             1,734
Medical Instruments - 1.6%
Intuitive Surgical*                        15,550            1,890
Total Medical Instruments                                    1,890
Medical Products - 1.4%
Stryker                                    24,400            1,618
Total Medical Products                                       1,618
Medical-Biomedical/Genetic - 1.2%
Genentech*                                 17,500            1,437
Total Medical-Biomedical/Genetic                             1,437
Medical-Drugs - 6.1%
Allergan                                   21,590            2,393
Cephalon*                                  46,920            3,341
Schering-Plough                            61,600            1,571
Total Medical-Drugs                                          7,305
Medical-HMO - 1.1%
Aetna                                      28,500            1,248
Total Medical-HMO                                            1,248
Metal Processors & Fabricators - 1.6%
Precision Castparts                        18,000            1,873
Total Metal Processors & Fabricators                         1,873

Description                                Shares            Value (000)
Networking Products - 4.0%
Cisco Systems*                             184,420     $     4,708
Total Networking Products                                    4,708
Non-Ferrous Metals - 2.6%
Cameco                                     75,900            3,107
Total Non-Ferrous Metals                                     3,107
Oil-Field Services - 1.3%
Tidewater                                  26,900            1,576
Total Oil-Field Services                                     1,576
Property/Casualty Insurance - 1.2%
WR Berkley                                 44,600            1,477
Total Property/Casualty Insurance                            1,477
Real Estate Management/Services - 1.3%
Jones Lang LaSalle                         14,600            1,523
Total Real Estate Management/Services                        1,523
Retail-Apparel/Shoe - 0.9%
Abercrombie & Fitch, Cl A                  14,900            1,128
Total Retail-Apparel/Shoe                                    1,128
Retail-Discount - 1.2%
Target                                     24,600            1,458
Total Retail-Discount                                        1,458
Semiconductor Equipment - 2.1%
Kla-Tencor                                 46,730            2,492
Total Semiconductor Equipment                                2,492
Steel-Specialty - 1.1%
Allegheny Technologies                     12,500            1,334
Total Steel-Specialty                                        1,334
Telecommunications Equipment-Fiber Optics - 3.1%
Corning*                                   163,210           3,711
Total Telecommunications Equipment-Fiber Optics              3,711
Therapeutics - 3.0%
Gilead Sciences*                           35,880            2,745
United Therapeutics*                       16,200            871
Total Therapeutics                                           3,616
Web Portals/ISP - 3.1%
Google, Cl A*                              8,030             3,679
Total Web Portals/ISP                                        3,679

                                           Shares/Face
Description                                Amount (000)            Value (000)
Wireless Equipment - 1.5%
Qualcomm                                   42,840            $     1,828
Total Wireless Equipment                                           1,828
Total Common Stock (Cost $107,898)                                 118,005
Repurchase Agreement - 0.6%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $644,795 (collateralized by various
 U.S. Government obligations,
 ranging in par value from $13,000 -
 $2,500,000, 0.00% - 5.12%,
 01/11/08 - 04/15/11, total market
 value $2,415,948)(D)                      $645                    645
Total Repurchase Agreement (Cost $645)                             645
Total Investments - 99.8% (Cost $108,543)                          118,650
Other Assets and Liabilities, Net - 0.2%                           268
Net Assets - 100.0%                                          $     118,918

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SMALL CAP FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

Performance Highlights

- For the one-year period ended March 31, 2007, the Fund's Class Z shares posted an 11.38% gain, outperforming the 5.91% return of its benchmark, the Russell 2000(R) Index.

- During the fiscal year, stock selection in the information technology, consumer discretionary and financials sectors aided the Fund's performance relative to the Russell 2000(R) Index.

- Individual holdings that contributed to the Fund's outperformance included Sinclair Broadcast Group, First Marblehead and Mediacom Communications.

- During the same time period, stock selection in materials, an underweight in consumer staples and an overweight in industrials detracted from relative results.

- Angiotech Pharmaceuticals, IMAX (no longer a Fund holding) and Stone Energy detracted from Fund returns.

Q. How did the Fund perform relative to its benchmarks?

A. For the one-year period ended March 31, 2007, the Old Mutual Small Cap Fund's (the "Fund") Class Z shares posted an 11.38% gain, outperforming the 5.91% return of its benchmark, the Russell 2000(R) Index. Performance for all share classes can be found on page 74.

Q. What investment environment did the Fund face during the past year?

A. Investors took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity, supporting major equity indexes through the end of 2006, despite macroeconomic warning signs from an inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) and declining housing prices. A sharp selloff in late February and early March seemed to signal the end of the market's seven-month rally, with investors reacting to overseas market declines and continued signs of weakness in the housing and related subprime-mortgage lending markets. As the period closed, however, overall markets recovered from the prior months' declines and the Russell 2000(R) Index ended the period in firmly positive territory.

Q. Which market factors influenced the Fund's relative performance?

A. Eagle Asset Management, Inc. ("Eagle") notes that volatility in commodity stocks, the outperformance of value-style investments and the outperformance of small-cap stocks influenced Fund performance during the period. Moreover, Eagle notes that strong performance from the yield sector of the market - an area generally under-owned by the small-cap market and believed by many strategists to be historically overvalued -presented headwinds for small-cap managers. The yield sector does not typically correspond to Eagle's characteristic investment strategy for the portion of the Fund that it oversees.

Eagle also points out that a strong global economy increased demand for cyclical products while the slowdown in capital spending created capacity constraints in many basic industries. As a result, many cyclical industry groups that have performed poorly in the past 20 years (refiners, chemicals, containers, metals and mining, for example) outperformed during the period. The outperformance of value-style investments has been generally benign to Fund performance, but Eagle believes this trend may reverse itself and has positioned the Fund accordingly.

Liberty Ridge Capital, Inc. ("Liberty Ridge") notes that stock-specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results during the period. Relative gains came by and large from stock selection, while overall sector positioning detracted marginally from results.

Q. How did portfolio composition affect Fund performance?

A. During the fiscal year, stock selection in the information technology, consumer discretionary and financials sectors aided the Fund's performance relative to the Russell 2000(R) Index. Individual holdings that contributed to the Fund's outperformance included Sinclair Broadcast Group, First Marblehead and Mediacom Communications. Regional broadcaster Sinclair Broadcast Group made significant progress signing up major cable companies to retransmission agreements during the period. Additionally, local television revenues are projected to be stronger in 2007 than previously anticipated, given the early and heavy political spending associated with the 2008

Small Cap Fund
presidential election in what is traditionally considered an "off-year" for such spending. Student loan facilitator First Marblehead recovered from what Liberty Ridge believes was an overreaction to potential client losses in the fourth quarter of 2005. Regional broadcaster Mediacom Communications benefited from low levels of competition from traditional telephone companies in its rural markets.

During the same time period, stock selection in materials, an underweight in consumer staples and an overweight in industrials detracted from relative results. Additionally Angiotech Pharmaceuticals, IMAX (no longer a Fund holding) and Stone Energy detracted from Fund returns. Specialty pharmaceutical designer Angiotech Pharmaceuticals saw sales shortfalls from its primary revenue generator, Taxus, when questions about safety arose. The market seemed unenthusiastic about the company's remaining pipeline of pharmaceuticals and the company's stock declined. Risks from a series of soon-to-be-released competitive products in the drug-eluting stent market have caused further weakness for this company's stock. Movie-theatre designer and operator IMAX disappointed investors when it failed to attract a buyer at an attractive enough bid after a five-month auction process. Lastly, Stone Energy, an oil and gas producer, disappointed the market with a failed merger agreement.

Q. What is the investment outlook for the small-cap equity market?

A. Eagle notes that its concerns over the materials, energy and utilities sectors have not materialized over the past year. The sub-advisor believes, however, that its bias against cyclical stocks will work in the Fund's favor over the longer term. Eagle was discouraged by the relative performance of cyclical stocks during the market's rough patch in late February and early March. Instead of seeing these vulnerable stocks falling more than the average, all stocks traded down more or less evenly. It is Eagle's belief that as the business cycle matures, growth rates and profitability between stable firms and variable firms may begin to diverge.

While macroeconomic preoccupations such as the direction of inflation and changes in interest rate policy tend to drive investor sentiment in the short-term, Liberty Ridge focuses on finding companies that are positioned to do well regardless of headlines in the paper. The firm believes a long-term outlook rewards investors over time and is comfortable with its current holdings.


Top Ten Holdings as of March 31, 2007

Star Gas Partners               1.2%
Vail Resorts                    1.1%
Teledyne Technologies           1.1%
Orthofix International          1.1%
Affiliated Managers Group       1.1%
Washington Group
International                   1.1%
Wright Express                  1.0%
Harman International            1.0%
Amphenol, Cl A                  1.0%
Abitibi-Consolidated            1.0%

As a % of Total
Fund Investments                10.7%

Small Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One               Annualized          Annualized        Annualized
                         Date              Year Return       3 Year Return       5 Year Return     Inception to Date
Class Z                  04/30/97          11.38%            11.20%              6.20%             12.75%
Advisor Class            12/29/00          11.11%            10.92%              5.95%             5.50%
Class A with load        09/30/03          4.73%             8.76%               n/a               13.40%
Class A without load     09/30/03          11.12%            10.93%              n/a               15.32%
Class C with load        09/30/03          9.23%             10.09%              n/a               14.44%
Class C without load     09/30/03          10.23%            10.09%              n/a               14.44%
Class R                  12/20/06 (1)      n/a               n/a                 n/a               4.46%(+)
Institutional Class      12/20/06 (1)      n/a               n/a                 n/a               4.69%(+)
Russell 2000(R) Index    04/30/97          5.91%             12.00%              10.95%            10.28%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-advisor different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.67% and 1.25%; 70.89% and 1.50%; 4.65% and 1.50%; 5.88% and 2.25%; 1.94%
and 1.75%; and 1.11% and 1.10%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                    4/30/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual Small
Cap Fund,
Class Z              10,000    16,228    12,832    21,142    21,774    24,330    15,634    23,905    26,109    29,514    32,872
Russell 2000 Index   10,000    14,162    11,859    16,281    13,785    15,712    11,476    18,802    19,819    24,942    26,416

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

1%    Investment Company
14%   Consumer Discretionary
1%    Consumer Staples
5%    Energy
18%   Financials
14%   Health Care
16%   Industrials
25%   Information Technology
4%    Materials
1%    Telecommunications Services
1%    Utilities

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Common Stock - 94.3%
Aerospace/Defense - 1.1%
Aerovironment*                                   2,030       $     46
Teledyne Technologies*                           13,055            489
Total Aerospace/Defense                                            535
Aerospace/Defense-Equipment - 1.0%
BE Aerospace*                                    5,555             176
DRS Technologies                                 5,210             272
Total Aerospace/Defense-Equipment                                  448
Agricultural Chemicals - 0.3%
UAP Holding                                      4,900             127
Total Agricultural Chemicals                                       127
Agricultural Operations - 0.4%
Tejon Ranch*                                     3,985             188
Total Agricultural Operations                                      188
Airlines - 0.4%
Republic Airways Holdings*                       7,260             167
Total Airlines                                                     167
Applications Software - 0.9%
American Reprographics*                          7,570             233
Progress Software*                               6,340             198
Total Applications Software                                        431
Auction House/Art Dealer - 0.4%
Sotheby's                                        3,785             168
Total Auction House/Art Dealer                                     168
Audio/Video Products - 1.0%
Harman International                             4,785             460
Total Audio/Video Products                                         460
Auto-Medium & Heavy Duty Trucks - 0.6%
Oshkosh Truck                                    5,255             278
Total Auto-Medium & Heavy Duty Trucks                              278
Auto/Truck Parts & Equipment-Original - 0.7%
BorgWarner                                       4,540             342
Total Auto/Truck Parts & Equipment-Original                        342
Broadcast Services/Programming - 1.0%
Discovery Holding, Cl A*                         19,600            375
Nexstar Broadcasting Group, Cl A*                8,490             82
Total Broadcast Services/Programming                               457

Description                                Shares      Value (000)
Building & Construction Products-Miscellaneous - 0.6%
Drew Industries*                           10,300      $     295
Total Building & Construction Products-
Miscellaneous                                                295
Building Products-Doors & Windows - 0.1%
Apogee Enterprises                         1,380             28
Total Building Products-Doors & Windows                      28
Building Products-Light Fixtures - 0.5%
Genlyte Group*                             3,210             226
Total Building Products-Light Fixtures                       226
Building-Heavy Construction - 1.0%
Washington Group International*            7,020             466
Total Building-Heavy Construction                            466
Building-Mobile Home/Manufactured Housing - 0.3%
Williams Scotsman International*           7,380             145
Total Building-Mobile Home/
Manufactured Housing                                         145
Cable TV - 0.3%
Mediacom Communications, Cl A*             17,750            144
Total Cable TV                                               144
Chemicals-Diversified - 0.7%
Celanese, Ser A                            7,325             226
Olin                                       5,715             97
Total Chemicals-Diversified                                  323
Chemicals-Specialty - 0.1%
Hercules*                                  3,325             65
Total Chemicals-Specialty                                    65
Circuit Boards - 0.4%
Park Electrochemical                       6,760             183
Total Circuit Boards                                         183
Coal - 0.6%
Alpha Natural Resources*                   8,390             131
Massey Energy                              6,930             166
Total Coal                                                   297
Commercial Banks-Central US - 0.4%
Irwin Financial                            11,210            209
Total Commercial Banks-Central US                            209
Commercial Banks-Western US - 0.7%
SVB Financial Group*                       6,310             307
Total Commercial Banks-Western US                            307

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Commercial Services - 0.9%
Arbitron                                   5,570       $     262
PHH*                                       4,430             135
Total Commercial Services                                    397
Commercial Services-Finance - 1.0%
Wright Express*                            15,195            461
Total Commercial Services-Finance                            461
Communications Software - 0.6%
Avid Technology*                           8,390             293
Total Communications Software                                293
Computer Aided Design - 0.8%
Ansys*                                     7,585             385
Total Computer Aided Design                                  385
Computer Services - 1.3%
IHS, Cl A*                                 5,805             239
Perot Systems, Cl A*                       21,510            384
Total Computer Services                                      623
Computer Software - 0.5%
Blackbaud                                  8,775             214
Total Computer Software                                      214
Computers-Integrated Systems - 0.7%
Micros Systems*                            6,275             339
Total Computers-Integrated Systems                           339
Consulting Services - 1.4%
Corporate Executive Board                  2,770             211
CRA International*                         3,930             205
LECG*                                      15,690            227
Total Consulting Services                                    643
Containers-Metal/Glass - 0.7%
Greif, Cl A                                1,560             173
Silgan Holdings                            3,420             175
Total Containers-Metal/Glass                                 348
Data Processing/Management - 1.2%
Acxiom                                     7,520             161
Dun & Bradstreet                           2,405             220
Fair Isaac                                 5,050             195
Total Data Processing/Management                             576
Dental Supplies & Equipment - 0.3%
Sirona Dental Systems                      3,915             135
Total Dental Supplies & Equipment                            135

Description                                      Shares            Value (000)
Diagnostic Equipment - 0.6%
Cytyc*                                           8,255       $     282
Total Diagnostic Equipment                                         282
Diagnostic Kits - 1.1%
Dade Behring Holdings                            5,785             254
Meridian Bioscience                              8,790             244
Total Diagnostic Kits                                              498
Dialysis Centers - 0.4%
Dialysis Corp of America*                        15,800            200
Total Dialysis Centers                                             200
Disposable Medical Products - 0.7%
Arrow International                              3,080             99
C.R. Bard                                        2,780             221
Total Disposable Medical Products                                  320
Distribution/Wholesale - 0.7%
Beacon Roofing Supply*                           8,120             131
Bell Microproducts*                              28,520            183
Total Distribution/Wholesale                                       314
Diversified Manufacturing Operations - 0.8%
ESCO Technologies*                               5,820             261
Roper Industries                                 2,425             133
Total Diversified Manufacturing Operations                         394
Diversified Operations - 0.4%
Walter Industries                                6,980             173
Total Diversified Operations                                       173
E-Commerce/Products - 0.4%
Nutri/System*                                    3,440             180
Total E-Commerce/Products                                          180
Electric Products-Miscellaneous - 0.2%
Ametek                                           3,352             116
Total Electric Products-Miscellaneous                              116
Electronic Components-Miscellaneous - 1.1%
Celestica*                                       44,620            274
Daktronics                                       7,985             219
Total Electronic Components-Miscellaneous                          493
Electronic Components-Semiconductors - 2.7%
Diodes*                                          8,315             290
DSP Group*                                       19,460            370
Ikanos Communications*                           16,990            132
ON Semiconductor*                                23,035            205

Description                                Shares            Value (000)
Electronic Components-Semiconductors - continued
Silicon Image*                             7,740       $     63
Zoran*                                     11,610            198
Total Electronic Components-Semiconductors                   1,258
Electronic Connectors - 1.0%
Amphenol, Cl A                             7,005             452
Total Electronic Connectors                                  452
Electronic Design Automation - 0.7%
Synplicity*                                49,490            346
Total Electronic Design Automation                           346
Electronic Measuring Instruments - 1.3%
Flir Systems*                              4,655             166
National Instruments                       7,990             210
Orbotech*                                  9,445             208
Total Electronic Measuring Instruments                       584
Electronics-Military - 0.5%
EDO                                        9,280             243
Total Electronics-Military                                   243
Enterprise Software/Services - 1.2%
Lawson Software*                           26,340            213
Novell*                                    46,150            333
Total Enterprise Software/Services                           546
Finance-Consumer Loans - 1.6%
Encore Capital Group*                      28,440            283
First Marblehead                           3,032             136
Nelnet, Cl A                               5,070             122
Portfolio Recovery Associates*             4,890             218
Total Finance-Consumer Loans                                 759
Finance-Other Services - 0.8%
Asset Acceptance Capital*                  25,305            392
Total Finance-Other Services                                 392
Financial Guarantee Insurance - 2.3%
AMBAC Financial Group                      2,755             238
MBIA                                       4,995             327
Primus Guaranty*                           10,275            127
Ram Holdings*                              9,120             139
Security Capital Assurance                 8,960             253
Total Financial Guarantee Insurance                          1,084
Food-Baking - 0.5%
Flowers Foods                              8,365             252
Total Food-Baking                                            252

Description                                Shares            Value (000)
Health Care Cost Containment - 0.3%
Hooper Holmes*                             34,890      $     156
Total Health Care Cost Containment                           156
Hotels & Motels - 0.3%
Lodgian*                                   9,010             120
Total Hotels & Motels                                        120
Human Resources - 0.4%
Hudson Highland Group*                     12,170            190
Total Human Resources                                        190
Industrial Audio & Video Products - 0.7%
Dolby Laboratories, Cl A*                  9,600             331
Total Industrial Audio & Video Products                      331
Industrial Automation/Robot - 0.5%
Cognex                                     9,820             213
Total Industrial Automation/Robot                            213
Instruments-Scientific - 0.3%
Varian*                                    2,100             122
Total Instruments-Scientific                                 122
Internet Application Software - 0.6%
Cryptologic                                7,100             178
DealerTrack Holdings*                      2,815             86
Total Internet Application Software                          264
Internet Security - 0.2%
Ipass*                                     15,080            76
Total Internet Security                                      76
Investment Management/Advisory Services - 1.8%
Affiliated Managers Group*                 4,345             471
AllianceBernstein Holding                  3,940             348
Total Investment Management/Advisory Services                819
Lasers-Systems/Components - 1.3%
Electro Scientific Industries*             18,270            351
Rofin-Sinar Technologies*                  4,510             267
Total Lasers-Systems/Components                              618
Life/Health Insurance - 0.6%
Stancorp Financial Group                   5,815             286
Total Life/Health Insurance                                  286
Machinery-Pumps - 0.1%
Graco                                      890               35
Total Machinery-Pumps                                        35

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Medical Instruments - 2.6%
Cambridge Heart*                           39,900      $     127
Edwards Lifesciences*                      6,730             341
Natus Medical*                             17,200            305
Symmetry Medical*                          22,400            366
Techne*                                    1,190             68
Total Medical Instruments                                    1,207
Medical Products - 1.5%
Orthofix International*                    9,450             483
Syneron Medical*                           8,180             221
Total Medical Products                                       704
Medical-Biomedical/Genetic - 2.2%
Barrier Therapeutics*                      48,610            335
Cambrex                                    9,700             239
Martek Biosciences*                        8,960             185
Orchid Cellmark*                           19,370            121
Qiagen*                                    9,635             165
Total Medical-Biomedical/Genetic                             1,045
Medical-Drugs - 2.0%
Angiotech Pharmaceuticals*                 35,115            192
Aspreva Pharmaceuticals*                   8,710             188
Axcan Pharma*                              17,130            283
Valeant Pharmaceuticals International      15,050            260
Total Medical-Drugs                                          923
Medical-Generic Drugs - 0.7%
Perrigo                                    18,580            328
Total Medical-Generic Drugs                                  328
Miscellaneous Manufacturing - 0.5%
Reddy Ice Holdings                         7,420             224
Total Miscellaneous Manufacturing                            224
Multi-Line Insurance - 0.6%
Assurant                                   4,930             264
Total Multi-Line Insurance                                   264
Multimedia - 0.8%
Entravision Communications, Cl A*          12,115            113
Gemstar-TV Guide International*            61,980            260
Total Multimedia                                             373
Networking Products - 0.5%
Foundry Networks*                          11,415            155
Netgear*                                   2,050             58
Total Networking Products                                    213

Description                                Shares            Value (000)
Non-Hazardous Waste Disposal - 0.4%
Waste Connections*                         6,517       $     195
Total Non-Hazardous Waste Disposal                           195
Office Furnishings-Original - 0.5%
Steelcase, Cl A                            12,045            240
Total Office Furnishings-Original                            240
Oil Companies-Exploration & Production - 1.0%
Southwestern Energy*                       6,060             248
Stone Energy*                              7,225             215
Total Oil Companies-Exploration & Production                 463
Oil Field Machinery & Equipment - 1.1%
Dril-Quip*                                 4,490             194
FMC Technologies*                          4,695             328
Total Oil Field Machinery & Equipment                        522
Oil-Field Services - 1.5%
Key Energy Services*                       12,290            201
Oceaneering International*                 2,815             119
Tetra Technologies*                        8,990             222
W-H Energy Services*                       2,895             135
Total Oil-Field Services                                     677
Paper & Related Products - 2.2%
Abitibi-Consolidated                       149,340           421
Bowater                                    9,930             237
Caraustar Industries*                      13,920            87
Neenah Paper                               6,405             255
Total Paper & Related Products                               1,000
Printing-Commercial - 0.6%
Consolidated Graphics*                     3,740             277
Total Printing-Commercial                                    277
Property/Casualty Insurance - 1.9%
Arch Capital Group*                        5,870             401
CNA Surety*                                10,585            223
RLI                                        4,770             262
Total Property/Casualty Insurance                            886
Publishing-Books - 0.9%
John Wiley & Sons, Cl A                    8,700             329
Scholastic*                                3,380             105
Total Publishing-Books                                       434
Publishing-Periodicals - 0.5%
Playboy Enterprises, Cl B*                 23,530            242
Total Publishing-Periodicals                                 242

Description                          Shares            Value (000)
Radio - 0.5%
Radio One, Cl D*                     33,230      $     215
Total Radio                                            215
Reinsurance - 3.7%
Allied World Assurance Holdings      2,650             114
Aspen Insurance Holdings             14,240            373
Endurance Specialty Holdings         9,620             344
IPC Holdings                         3,950             114
Montpelier Re Holdings               21,350            370
Platinum Underwriters Holdings       11,910            382
Total Reinsurance                                      1,697
REITs-Hotels - 0.4%
Ashford Hospitality Trust            15,350            183
Total REITs-Hotels                                     183
REITs-Mortgage - 1.2%
Gramercy Capital                     5,905             181
KKR Financial                        13,740            377
Total REITs-Mortgage                                   558
REITs-Office Property - 0.3%
American Financial Realty Trust      14,580            147
Total REITs-Office Property                            147
Resorts/Theme Parks - 1.1%
Vail Resorts*                        9,215             501
Total Resorts/Theme Parks                              501
Retail-Apparel/Shoe - 1.9%
Footstar*                            40,110            343
Genesco*                             4,490             187
Kenneth Cole Productions, Cl A       9,560             245
Men's Wearhouse                      2,645             124
Total Retail-Apparel/Shoe                              899
Retail-Auto Parts - 0.5%
Advance Auto Parts                   5,620             217
Total Retail-Auto Parts                                217
Retail-Bookstore - 0.3%
Barnes & Noble                       3,675             145
Total Retail-Bookstore                                 145
Retail-Office Supplies - 0.3%
School Specialty*                    4,220             152
Total Retail-Office Supplies                           152

Description                                Shares            Value (000)
Retail-Propane Distributors - 1.1%
Star Gas Partners*                         131,040     $     512
Total Retail-Propane Distributors                            512
Retail-Video Rental - 0.5%
Blockbuster, Cl A*                         33,235            214
Total Retail-Video Rental                                    214
S&L/Thrifts-Eastern US - 0.3%
Brookline Bancorp                          9,380             119
Total S&L/Thrifts-Eastern US                                 119
Satellite Telecom - 0.4%
Loral Space & Communications*              3,720             189
Total Satellite Telecom                                      189
Schools - 0.9%
Capella Education*                         4,440             149
Learning Tree International*               22,050            248
Total Schools                                                397
Semiconductor Components-Integrated Circuits - 0.4%
ChipMOS TECHNOLOGIES*                      24,680            171
Total Semiconductor Components-
Integrated Circuits                                          171
Semiconductor Equipment - 2.3%
Brooks Automation*                         16,580            284
Cabot Microelectronics*                    6,230             209
Entegris*                                  21,295            228
MKS Instruments*                           6,570             168
Ultratech*                                 11,800            160
Total Semiconductor Equipment                                1,049
Specified Purpose Acquisition - 0.2%
Marathon Acquisition*                      10,600            97
Total Specified Purpose Acquisition                          97
Steel Pipe & Tube - 0.5%
Mueller Water Products, Cl A               13,840            191
Mueller Water Products, Cl B               3,266             44
Total Steel Pipe & Tube                                      235
Telecommunications Equipment - 2.2%
CommScope*                                 8,640             371
Plantronics                                14,040            331
Tollgrade Communications*                  24,830            312
Total Telecommunications Equipment                           1,014

OLD MUTUAL SMALL CAP FUND - concluded

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Telecommunications Equipment-Fiber Optics - 0.2%
Oplink Communications*                     6,480       $     116
Total Telecommunications Equipment-Fiber Optics              116
Telecommunications Services - 1.3%
Mastec*                                    21,430            236
NeuStar, Cl A*                             8,555             243
Time Warner Telecom, Cl A*                 4,995             104
Total Telecommunications Services                            583
Telephone-Integrated - 0.3%
IDT, Cl B                                  13,580            154
Total Telephone-Integrated                                   154
Television - 0.4%
Sinclair Broadcast Group, Cl A             11,370            176
Total Television                                             176
Transport-Equipment & Leasing - 0.6%
GATX                                       3,710             178
Greenbrier                                 3,380             90
Total Transport-Equipment & Leasing                          268
Travel Services - 0.7%
Ambassadors Group                          10,000            332
Total Travel Services                                        332
Veterinary Diagnostics - 0.1%
Animal Health International*               5,405             65
Total Veterinary Diagnostics                                 65
Wire & Cable Products - 0.7%
General Cable*                             5,720             306
Total Wire & Cable Products                                  306
Total Common Stock (Cost $38,410)                            43,747
Investment Company - 0.5%
Index Fund-Small Cap - 0.5%
iShares Russell 2000 Index Fund            2,900             230
Total Investment Company (Cost $204)                         230
Total Investments - 94.8% (Cost $38,614)                     43,977
Other Assets and Liabilities, Net - 5.2%                     2,412
Net Assets - 100.0%                                    $     46,389

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.

Q. How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2007, the Old Mutual Strategic Small Company Fund's (the "Fund") Class Z shares posted a 5.12% return, underperforming the 5.91% return of its benchmark, the Russell 2000(R) Index. Performance for all share classes can be found on page 84.

Q. What investment environment did the Fund face during the past year?

A. During the fiscal year, the markets exhibited notable volatility. The second and third quarters of 2006 were marked by weakening consumer sentiment, rising energy prices, rising interest rates and uncertainty over inflation, all contributing to fears of a possible recession. In this environment the Federal Reserve held interest rates steady after 17 consecutive increases. Toward the end of the summer and in early September, energy prices fell and consumer sentiment gained strength heading into the holiday season. Despite a solid fourth quarter in 2006 and first quarter in 2007, fundamental growth managers still saw some of the uncertainty that played out earlier in 2006. Energy prices started to rise in early 2007 and the market was temporarily rocked by two events. First, it reacted negatively to news that subprime mortgage defaults were more prevalent than previously announced. Though the market's reaction was pronounced, investors took a relatively sensible perspective and the market did not experience sharp selloffs, unlike in the second and third quarters of 2006 when stocks with no known fundamental problems experienced sharp selloffs. Second, concerns about possible slowing growth in the Chinese markets triggered further selling. This situation was also short lived but demonstrated the impact the Chinese economy now has on the global economy and investor sentiment in the United States. In March, those concerns subsided and the market began to rally, with leadership generally coming from faster growing companies.

Q. Which market factors influenced the Fund's relative performance?

A. The investment environment described above was difficult for active growth managers to navigate, particularly in the second and third quarters of 2006. During this period, companies with growth rates that are normally attractive to Copper Rock Capital Partners, LLC ("Copper Rock"), experienced little, if any, growth. The market came back in-line at the end of September and rewarded Copper Rock's small-cap growth, fundamentals-first approach.

Eagle Asset Management, Inc. ("Eagle") notes that volatility in commodity stocks, the outperformance of value-style investments and the outperformance of small-cap stocks influenced Fund performance during the period. Moreover, Eagle notes that strong performance from the yield sector of the market- an area generally under-owned by the small-cap market and believed by many strategists to be historically overvalued -presented headwinds for small-cap managers. The yield sector does not typically correspond to Eagle's characteristic investment strategy for the portion of the Fund that it oversees.

Liberty Ridge Capital, Inc. ("Liberty Ridge") notes that stock-specific factors, rather than macroeconomic themes, generally accounted for its portion of the Fund's relative results during the 12 months ended March 31, 2007. Relative gains came by and large from stock selection, while overall sector positioning detracted marginally from results.

Performance Highlights

- For the fiscal year ended March 31, 2007, the Fund's Class Z shares posted a 5.12% return, under-performing the 5.91% return of its benchmark, the Russell 2000(R) Index.

- Stock selection in the information technology, telecommunications services and financials sectors contributed to the Fund's relative performance during the fiscal year ended March 31, 2007.

- Stock holdings in CommScope, Cogent Communications Group and General Cable contributed to the Fund's absolute gains.

- The materials and energy sectors, led by stock selection, detracted from the Fund's relative performance while an overweight in health care also weighted on returns.

- Stocks such as Rackable Systems (no longer a Fund holding), Neoware (no longer a Fund holding) and Keryx Biopharmaceuticals eroded the Fund's absolute performance.

Strategic Small Company Fund

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.

Top Ten Holdings as of March 31, 2007

Affiliated Managers Group       1.8%
BE Aerospace                    1.5%
Psychiatric Solutions           1.3%
CommScope                       1.2%
DealerTrack Holdings            1.1%
Blackboard                      1.1%
Dresser-Rand Group              1.0%
Radiation Therapy Services      1.0%
Pinnacle Entertainment          1.0%
Cbeyond                         1.0%

As a % of Total
Fund Investments                12.0%

Q. How did portfolio composition affect Fund performance?

A. Stock selection in the information technology, telecommunications services and financials sectors contributed to the Fund's relative performance during the fiscal year ended March 31, 2007. Additionally, stock holdings in CommScope, Cogent Communications Group and General Cable contributed to the Fund's absolute gains. These companies have benefited from the push to finish installing the "last mile" of cable to homes and businesses and the need to constantly enhance services to provide faster video over the Internet. CommScope is a provider of cabling and connectivity solutions for communications networks and service providers. Most of the company's business provides cable services for communications infrastructure. Currently, CommScope is profiting from the expansion of cable/broadband networks to enable video over the Internet and the ability to raise prices for the first time in six years. The company's bottom line growth exceeded top line growth, factors that Copper Rock seeks when selecting a stock. Cogent Communications Group is an Internet service provider that packages high quality bandwidth at lower costs and the company has seen revenues increase since early 2006. Cogent Communications' proprietary technology is capitalizing on the expanding use of virtual networks that allow corporations to operate efficiently with multiple locations rather than a central campus. General Cable, a manufacturer and distributor of cabling products and copper, aluminum and fiber optic wire, benefited from the "cabling and communications cycle" described above to finish installation of cable services to homes and businesses and to enable video and other communication over the Internet.

Stock selection in the materials and energy sectors detracted from the Fund's relative performance while an overweight in health care also weighted on returns. At the same time, stocks such as Rackable Systems (no longer a Fund holding), Neoware (no longer a Fund holding) and Keryx Biopharmaceuticals eroded the Fund's absolute performance. Despite contributions from the information technology sector, Rackable Systems and Neoware were affected by company-specific factors during the period. Rackable Systems engages in the design, manufacture and implementation of computer servers and storage systems in the United States and was hurt by increasing competition during the period. Thin-client computing solution provider Neoware announced lower than expected sales and the stock underperformed. Keryx Biopharmaceuticals develops and markets pharmaceutical products for life threatening diseases including cancer and diabetes. At the end of 2007 but more likely 2008, the company is expected to release data on one of its drugs which prolongs kidney function in some diabetics. Due to the timing of the data release, the investor community has taken a wait and see attitude, which has impacted the stock's value. Copper Rock continues to hold the stock in anticipation that the stock will trade favorably upon the release.

Q. What is the investment outlook for the small-cap equity market?

A. Heading into the second quarter of 2007, Copper Rock continues to manage its portion of the Fund with its fundamentals-first, bottom-up approach. Despite signs of moderate slowing in the U.S. economy and some underlying risks of rising inflation, there is still liquidity in the equity market, which is positive for cash rich, small-cap companies. Copper Rock continues to believe that inflation can be contained, that a recession is not on the horizon and that the stage is set for the markets to experience a mid-cycle slowdown which has historically led stocks to rally. If the economy does experience a mid-cycle slowdown, Copper Rock believes that the Federal Reserve might ease interest rates in the second half of 2007 and that such a scenario may bode well for small-cap companies and growth in general.

Strategic Small Company Fund

Eagle notes that its concerns over the materials, energy and utilities sectors have not materialized over the past year. The sub-advisor believes, however, that its bias against cyclical stocks will work in the Fund's favor over the longer term. Eagle was discouraged by the relative performance of cyclical stocks during the market's rough patch in late February and early March. Instead of seeing these vulnerable stocks falling more than the average, all stocks traded down more or less evenly. It is Eagle's belief that as the business cycle matures, growth rates and profitability between stable firms and variable firms may begin to diverge.

While macroeconomic preoccupations such as the direction of inflation and changes in interest rate policy tend to drive investor sentiment in the short-term, Liberty Ridge focuses on finding companies that are positioned to do well regardless of headlines in the paper. The firm believes a long-term outlook rewards investors over time and is comfortable with its current holdings.

Strategic Small Company Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                         Inception         One            Annualized        Annualized        Annualized        Annualized
                         Date              Year Return    3 Year Return     5 Year Return     10 Year Return    Inception to Date
Class Z                  12/31/96          5.12%          10.23%            6.50%             11.45%            9.86%
Advisor Class            08/30/02          4.82%          9.96%             n/a               n/a               14.94%
Class A with load        07/31/03          (1.17)%        7.81%             n/a               n/a               10.86%
Class A without load     07/31/03          4.88%          9.95%             n/a               n/a               12.68%
Class C with load        07/31/03          3.32%          9.13%             n/a               n/a               11.83%
Class C without load     07/31/03          4.07%          9.13%             n/a               n/a               11.83%
Class R                  12/20/06 (1)      n/a            n/a               n/a               n/a               4.02%(+)
Institutional Class      12/20/06 (1)      n/a            n/a               n/a               n/a               4.25%(+)
Russell 2000(R) Index    12/31/96          5.91%          12.00%            10.95%            10.23%            9.40%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisors different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.63% and 1.35%; 2.17% and 1.60%; 2.13% and 1.60%; 7.29% and 2.35%; 1.91% and
1.83%; and 1.09% and 1.08%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                     3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006 3/31/2007
Old Mutual
Strategic Small
Company Fund,
Class Z               10,000    15,654    13,381    26,727    19,500    21,583    14,076    22,083    23,357    28,136    29,577
Russell 2000 Index    10,000    14,201    11,892    16,326    13,824    15,756    11,508    18,854    19,874    25,011    26,490

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

14%   Consumer Discretionary
1%    Consumer Staples
6%    Energy
13%   Financials
16%   Health Care
14%   Industrials
29%   Information Technology
2%    Materials
1%    Repurchase Agreement
3%    Telecommunications Services
1%    Utilities

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                      Shares            Value (000)
Common Stock - 99.0%
Aerospace/Defense - 0.6%
Aerovironment*                                   910         $     21
Teledyne Technologies*                           5,815             218
Total Aerospace/Defense                                            239
Aerospace/Defense-Equipment - 1.8%
BE Aerospace*                                    17,833            565
DRS Technologies                                 2,320             121
Total Aerospace/Defense-Equipment                                  686
Agricultural Chemicals - 0.1%
UAP Holding                                      2,110             55
Total Agricultural Chemicals                                       55
Agricultural Operations - 0.2%
Tejon Ranch*                                     1,857             88
Total Agricultural Operations                                      88
Airlines - 0.2%
Republic Airways Holdings*                       3,160             73
Total Airlines                                                     73
Applications Software - 1.3%
American Reprographics*                          9,361             288
Nuance Communications*                           8,186             125
Progress Software*                               2,655             83
Total Applications Software                                        496
Auction House/Art Dealer - 0.6%
Sotheby's                                        4,695             209
Total Auction House/Art Dealer                                     209
Audio/Video Products - 0.8%
DTS*                                             4,607             112
Harman International                             2,105             202
Total Audio/Video Products                                         314
Auto-Medium & Heavy Duty Trucks - 0.9%
Force Protection*                                10,706            201
Oshkosh Truck                                    2,315             123
Total Auto-Medium & Heavy Duty Trucks                              324
Auto/Truck Parts & Equipment-Original - 1.0%
Amerigon*                                        19,193            239
BorgWarner                                       1,895             143
Total Auto/Truck Parts & Equipment-Original                        382
Broadcast Services/Programming - 0.5%
Discovery Holding, Cl A*                         8,720             167
Nexstar Broadcasting Group, Cl A*                3,703             35
Total Broadcast Services/Programming                               202

Description                                Shares            Value (000)
Building & Construction Products-Miscellaneous - 0.3%
Drew Industries*                           4,540       $     130
Total Building & Construction Products-
Miscellaneous                                                130
Building Products-Doors & Windows - 0.0%
Apogee Enterprises                         595               12
Total Building Products-Doors & Windows                      12
Building Products-Light Fixtures - 0.3%
Genlyte Group*                             1,340             95
Total Building Products-Light Fixtures                       95
Building-Heavy Construction - 0.5%
Washington Group International*            3,080             205
Total Building-Heavy Construction                            205
Building-Mobile Home/Manufactured Housing - 0.2%
Williams Scotsman International*           3,300             65
Total Building-Mobile Home/
Manufactured Housing                                         65
Cable TV - 0.2%
Mediacom Communications, Cl A*             7,732             63
Total Cable TV                                               63
Chemicals-Diversified - 0.4%
Celanese, Ser A                            3,115             96
Olin                                       2,630             45
Total Chemicals-Diversified                                  141
Chemicals-Specialty - 0.1%
Hercules*                                  1,442             28
Total Chemicals-Specialty                                    28
Circuit Boards - 0.2%
Park Electrochemical                       3,140             85
Total Circuit Boards                                         85
Coal - 0.4%
Alpha Natural Resources*                   3,860             60
Massey Energy                              3,100             75
Total Coal                                                   135
Commercial Banks-Central US - 0.3%
Irwin Financial                            5,150             96
Total Commercial Banks-Central US                            96
Commercial Banks-Eastern US - 0.7%
Signature Bank*                            8,664             282
Total Commercial Banks-Eastern US                            282

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Commercial Banks-Western US - 0.7%
Community Bancorp*                         3,689       $     113
SVB Financial Group*                       2,934             143
Total Commercial Banks-Western US                            256
Commercial Services - 1.9%
Arbitron                                   2,520             118
ExlService Holdings*                       6,400             132
PeopleSupport*                             9,611             110
PHH*                                       1,800             55
TeleTech Holdings*                         8,586             315
Total Commercial Services                                    730
Commercial Services-Finance - 0.6%
Wright Express*                            6,897             209
Total Commercial Services-Finance                            209
Communications Software - 0.3%
Avid Technology*                           3,750             131
Total Communications Software                                131
Computer Aided Design - 0.4%
Ansys*                                     3,295             167
Total Computer Aided Design                                  167
Computer Services - 1.1%
IHS, Cl A*                                 2,585             106
Perot Systems, Cl A*                       9,352             167
Syntel                                     4,440             154
Total Computer Services                                      427
Computer Software - 0.7%
Blackbaud                                  3,660             90
Double-Take Software*                      13,710            185
Total Computer Software                                      275
Computers-Integrated Systems - 0.9%
Micros Systems*                            2,625             142
Riverbed Technology*                       7,505             207
Total Computers-Integrated Systems                           349
Consulting Services - 2.1%
Advisory Board*                            5,898             298
Corporate Executive Board                  2,455             186
CRA International*                         1,640             86
Huron Consulting Group*                    1,884             115
LECG*                                      7,020             102
Total Consulting Services                                    787
Containers-Metal/Glass - 0.4%
Greif, Cl A                                650               72
Silgan Holdings                            1,425             73
Total Containers-Metal/Glass                                 145

Description                                      Shares            Value (000)
Data Processing/Management - 1.1%
Acxiom                                           3,270       $     70
Commvault Systems*                               9,575             155
Dun & Bradstreet                                 1,005             92
Fair Isaac                                       2,200             85
Total Data Processing/Management                                   402
Dental Supplies & Equipment - 0.1%
Sirona Dental Systems                            1,630             56
Total Dental Supplies & Equipment                                  56
Diagnostic Equipment - 0.3%
Cytyc*                                           3,770             129
Total Diagnostic Equipment                                         129
Diagnostic Kits - 1.2%
Dade Behring Holdings                            2,640             115
Meridian Bioscience                              3,810             106
Quidel*                                          20,232            243
Total Diagnostic Kits                                              464
Dialysis Centers - 0.2%
Dialysis Corp of America*                        6,880             87
Total Dialysis Centers                                             87
Disposable Medical Products - 0.4%
Arrow International                              1,335             43
C.R. Bard                                        1,225             97
Total Disposable Medical Products                                  140
Distribution/Wholesale - 0.4%
Beacon Roofing Supply*                           3,770             61
Bell Microproducts*                              13,220            85
Total Distribution/Wholesale                                       146
Diversified Manufacturing Operations - 0.4%
ESCO Technologies*                               2,435             109
Roper Industries                                 825               45
Total Diversified Manufacturing Operations                         154
Diversified Operations - 0.2%
Walter Industries                                3,000             74
Total Diversified Operations                                       74
E-Commerce/Products - 0.2%
Nutri/System*                                    1,540             81
Total E-Commerce/Products                                          81
E-Services/Consulting - 0.4%
Perficient*                                      7,090             140
Total E-Services/Consulting                                        140

Description                                Shares            Value (000)
Educational Software - 1.1%
Blackboard*                                12,126      $     408
Total Educational Software                                   408
Electric Products-Miscellaneous - 0.1%
Ametek                                     1,532             53
Total Electric Products-Miscellaneous                        53
Electronic Components-Miscellaneous - 0.6%
Celestica*                                 19,970            123
Daktronics                                 3,465             95
Total Electronic Components-Miscellaneous                    218
Electronic Components-Semiconductors - 2.5%
Applied Micro Circuits*                    56,760            207
Diodes*                                    3,465             121
DSP Group*                                 8,670             165
Ikanos Communications*                     7,280             57
Netlogic Microsystems*                     6,812             181
ON Semiconductor*                          9,775             87
Silicon Image*                             3,370             27
Zoran*                                     5,390             92
Total Electronic Components-Semiconductors                   937
Electronic Connectors - 0.5%
Amphenol, Cl A                             2,935             190
Total Electronic Connectors                                  190
Electronic Design Automation - 0.9%
Comtech Group*                             11,166            195
Synplicity*                                22,360            157
Total Electronic Design Automation                           352
Electronic Measuring Instruments - 1.4%
Flir Systems*                              1,940             69
Itron*                                     4,473             291
National Instruments                       3,440             90
Orbotech*                                  4,110             91
Total Electronic Measuring Instruments                       541
Electronics-Military - 0.3%
EDO                                        4,140             108
Total Electronics-Military                                   108
Enterprise Software/Services - 1.8%
Concur Technologies*                       13,263            232
Lawson Software*                           12,090            98
Novell*                                    19,970            144
Ultimate Software Group*                   8,218             215
Total Enterprise Software/Services                           689
Entertainment Software - 0.8%
THQ*                                       8,319             284
Total Entertainment Software                                 284

Description                                Shares            Value (000)
Finance-Commercial - 0.2%
NewStar Financial*                         4,996       $     84
Total Finance-Commercial                                     84
Finance-Consumer Loans - 0.9%
Encore Capital Group*                      13,000            129
First Marblehead                           1,337             60
Nelnet, Cl A                               2,270             55
Portfolio Recovery Associates*             2,379             106
Total Finance-Consumer Loans                                 350
Finance-Investment Banker/Broker - 0.1%
Evercore Partners, Cl A                    1,012             32
Total Finance-Investment Banker/Broker                       32
Finance-Other Services - 1.7%
Asset Acceptance Capital*                  11,497            178
GFI Group*                                 3,833             260
International Securities
Exchange Holdings                          4,507             220
Total Finance-Other Services                                 658
Financial Guarantee Insurance - 1.3%
AMBAC Financial Group                      1,255             109
MBIA                                       2,280             149
Primus Guaranty*                           4,450             55
Ram Holdings*                              3,940             60
Security Capital Assurance                 3,860             109
Total Financial Guarantee Insurance                          482
Food-Baking - 0.3%
Flowers Foods                              3,625             109
Total Food-Baking                                            109
Food-Miscellaneous/Diversified - 0.4%
SunOpta*                                   13,706            163
Total Food-Miscellaneous/Diversified                         163
Gambling (Non-Hotel) - 1.0%
Pinnacle Entertainment*                    12,415            361
Total Gambling (Non-Hotel)                                   361
Health Care Cost Containment - 0.2%
Hooper Holmes*                             16,190            72
Total Health Care Cost Containment                           72
Hotels & Motels - 0.1%
Lodgian*                                   4,030             54
Total Hotels & Motels                                        54
Human Resources - 0.9%
Hudson Highland Group*                     5,700             89
Kenexa*                                    7,657             238
Total Human Resources                                        327

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Import/Export - 0.2%
Castle Brands*                             10,980      $     76
Total Import/Export                                          76
Industrial Audio & Video Products - 0.7%
Dolby Laboratories, Cl A*                  4,020             139
SRS Labs*                                  8,847             123
Total Industrial Audio & Video Products                      262
Industrial Automation/Robot - 0.2%
Cognex                                     4,250             92
Total Industrial Automation/Robot                            92
Instruments-Scientific - 0.1%
Varian*                                    960               56
Total Instruments-Scientific                                 56
Internet Application Software - 1.7%
Cryptologic                                3,300             82
DealerTrack Holdings*                      13,300            409
Vocus*                                     8,057             162
Total Internet Application Software                          653
Internet Connective Services - 0.7%
Cogent Communications Group*               11,719            277
Total Internet Connective Services                           277
Internet Financial Services - 0.6%
Online Resources*                          19,660            226
Total Internet Financial Services                            226
Internet Infrastructure Software - 0.4%
Opsware*                                   19,052            138
Total Internet Infrastructure Software                       138
Internet Security - 0.1%
Ipass*                                     6,750             34
Total Internet Security                                      34
Investment Management/Advisory Services - 2.2%
Affiliated Managers Group*                 6,194             671
AllianceBernstein Holding                  1,725             153
Total Investment Management/Advisory Services                824
Lasers-Systems/Components - 0.7%
Electro Scientific Industries*             8,160             157
Rofin-Sinar Technologies*                  1,985             117
Total Lasers-Systems/Components                              274
Life/Health Insurance - 0.3%
Stancorp Financial Group                   2,520             124
Total Life/Health Insurance                                  124

Description                                Shares            Value (000)
Machinery-Pumps - 0.0%
Graco                                      390         $     15
Total Machinery-Pumps                                        15
Medical Imaging Systems - 0.3%
Vital Images*                              3,706             123
Total Medical Imaging Systems                                123
Medical Information Systems - 0.7%
Allscripts Healthcare Solutions*           9,405             252
Total Medical Information Systems                            252
Medical Instruments - 2.7%
Abaxis*                                    3,170             77
Cambridge Heart*                           17,860            57
Conceptus*                                 16,681            333
Edwards Lifesciences*                      3,075             156
Micrus Endovascular*                       2,905             69
Natus Medical*                             7,760             138
Symmetry Medical*                          10,030            164
Techne*                                    520               30
Total Medical Instruments                                    1,024
Medical Products - 0.8%
Orthofix International*                    4,095             209
Syneron Medical*                           3,780             102
Total Medical Products                                       311
Medical-Biomedical/Genetic - 2.2%
Barrier Therapeutics*                      22,430            155
Cambrex                                    4,340             107
Keryx Biopharmaceuticals*                  17,477            184
Lifecell*                                  7,865             196
Martek Biosciences*                        3,900             80
Orchid Cellmark*                           8,650             54
Qiagen*                                    4,190             72
Total Medical-Biomedical/Genetic                             848
Medical-Drugs - 2.3%
Angiotech Pharmaceuticals*                 14,914            82
Aspreva Pharmaceuticals*                   3,900             84
Axcan Pharma*                              7,460             123
Indevus Pharmaceuticals*                   14,290            101
Medicis Pharmaceutical, Cl A               4,330             133
Santarus*                                  34,054            240
Valeant Pharmaceuticals International      6,730             116
Total Medical-Drugs                                          879
Medical-Generic Drugs - 0.4%
Perrigo                                    8,779             155
Total Medical-Generic Drugs                                  155

Description                                Shares            Value (000)
Medical-Outpatient/Home Medical - 1.0%
Radiation Therapy Services*                11,997      $     368
Total Medical-Outpatient/Home Medical                        368
Metal Processors & Fabricators - 0.2%
Ladish*                                    2,191             82
Total Metal Processors & Fabricators                         82
Miscellaneous Manufacturing - 0.3%
Reddy Ice Holdings                         3,215             97
Total Miscellaneous Manufacturing                            97
Multi-Line Insurance - 0.3%
Assurant                                   2,250             121
Total Multi-Line Insurance                                   121
Multimedia - 0.4%
Entravision Communications, Cl A*          5,337             50
Gemstar-TV Guide International*            28,760            120
Total Multimedia                                             170
Networking Products - 0.8%
Foundry Networks*                          5,296             72
Netgear*                                   950               27
Switch & Data Facilities*                  11,558            209
Total Networking Products                                    308
Non-Hazardous Waste Disposal - 0.2%
Waste Connections*                         2,745             82
Total Non-Hazardous Waste Disposal                           82
Office Furnishings-Original - 0.3%
Steelcase, Cl A                            5,040             100
Total Office Furnishings-Original                            100
Oil Companies-Exploration & Production - 2.0%
Arena Resources*                           3,430             172
ATP Oil & Gas*                             5,316             200
Parallel Petroleum*                        8,090             186
Southwestern Energy*                       2,660             109
Stone Energy*                              3,322             98
Total Oil Companies-Exploration & Production                 765
Oil Field Machinery & Equipment - 1.9%
Dresser-Rand Group*                        12,563            383
Dril-Quip*                                 1,965             85
FMC Technologies*                          2,145             149
Metretek Technologies*                     8,974             120
Total Oil Field Machinery & Equipment                        737
Oil-Field Services - 1.2%
Key Energy Services*                       5,350             88
Oceaneering International*                 1,220             51

Description                                      Shares            Value (000)
Oil-Field Services - continued
Tetra Technologies*                              4,000       $     99
W-H Energy Services*                             4,565             213
Total Oil-Field Services                                           451
Paper & Related Products - 1.2%
Abitibi-Consolidated                             66,370            187
Bowater                                          4,610             110
Caraustar Industries*                            6,300             39
Neenah Paper                                     2,859             114
Total Paper & Related Products                                     450
Physical Therapy/Rehabilitation Centers - 1.3%
Psychiatric Solutions*                           12,273            495
Total Physical Therapy/Rehabilitation Centers                      495
Printing-Commercial - 0.3%
Consolidated Graphics*                           1,660             123
Total Printing-Commercial                                          123
Property/Casualty Insurance - 1.0%
Arch Capital Group*                              2,445             167
CNA Surety*                                      4,585             97
RLI                                              2,065             113
Total Property/Casualty Insurance                                  377
Publishing-Books - 0.5%
John Wiley & Sons, Cl A                          3,865             146
Scholastic*                                      1,507             47
Total Publishing-Books                                             193
Publishing-Periodicals - 0.3%
Playboy Enterprises, Cl B*                       11,100            114
Total Publishing-Periodicals                                       114
Radio - 0.3%
Radio One, Cl D*                                 15,152            98
Total Radio                                                        98
Reinsurance - 2.0%
Allied World Assurance Holdings                  1,150             49
Aspen Insurance Holdings                         6,416             168
Endurance Specialty Holdings                     4,212             151
IPC Holdings                                     1,715             49
Montpelier Re Holdings                           9,610             167
Platinum Underwriters Holdings                   5,410             174
Total Reinsurance                                                  758
REITs-Hotels - 0.2%
Ashford Hospitality Trust                        6,513             78
Total REITs-Hotels                                                 78

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
REITs-Mortgage - 0.6%
Gramercy Capital                           2,600       $     80
KKR Financial                              5,970             164
Total REITs-Mortgage                                         244
REITs-Office Property - 0.2%
American Financial Realty Trust            6,315             64
Total REITs-Office Property                                  64
Resorts/Theme Parks - 0.6%
Vail Resorts*                              3,990             217
Total Resorts/Theme Parks                                    217
Retail-Apparel/Shoe - 1.0%
Footstar*                                  17,900            153
Genesco*                                   1,905             79
Kenneth Cole Productions, Cl A             4,200             108
Men's Wearhouse                            1,175             55
Total Retail-Apparel/Shoe                                    395
Retail-Auto Parts - 0.3%
Advance Auto Parts                         2,730             105
Total Retail-Auto Parts                                      105
Retail-Bookstore - 0.2%
Barnes & Noble                             1,530             60
Total Retail-Bookstore                                       60
Retail-Discount - 0.6%
Citi Trends*                               5,103             218
Total Retail-Discount                                        218
Retail-Office Supplies - 0.2%
School Specialty*                          1,830             66
Total Retail-Office Supplies                                 66
Retail-Propane Distributors - 0.6%
Star Gas Partners*                         58,640            229
Total Retail-Propane Distributors                            229
Retail-Restaurants - 0.7%
BJ's Restaurants*                          4,851             103
Chipotle Mexican Grill, Cl A*              2,484             154
Total Retail-Restaurants                                     257
Retail-Sporting Goods - 1.1%
Hibbett Sports*                            7,251             207
Zumiez*                                    5,277             212
Total Retail-Sporting Goods                                  419
Retail-Video Rental - 0.3%
Blockbuster, Cl A*                         14,871            96
Total Retail-Video Rental                                    96

Description                                Shares            Value (000)
S&L/Thrifts-Eastern US - 0.1%
Brookline Bancorp                          4,320       $     55
Total S&L/Thrifts-Eastern US                                 55
Satellite Telecom - 0.2%
Loral Space & Communications*              1,670             85
Total Satellite Telecom                                      85
Schools - 2.8%
Capella Education*                         8,744             293
DeVry                                      2,212             65
ITT Educational Services*                  3,357             274
Learning Tree International*               10,150            114
Strayer Education                          2,452             306
Total Schools                                                1,052
Semiconductor Components-Integrated Circuits - 0.2%
ChipMOS TECHNOLOGIES*                      10,760            74
Total Semiconductor Components-
Integrated Circuits                                          74
Semiconductor Equipment - 3.0%
Brooks Automation*                         7,630             131
Cabot Microelectronics*                    2,790             93
Entegris*                                  9,415             101
MKS Instruments*                           2,855             73
Tessera Technologies*                      8,023             319
Ultratech*                                 4,810             65
Varian Semiconductor Equipment
Associates*                                6,388             341
Total Semiconductor Equipment                                1,123
Specified Purpose Acquisition - 0.1%
Marathon Acquisition*                      4,740             44
Total Specified Purpose Acquisition                          44
Steel Pipe & Tube - 0.3%
Mueller Water Products, Cl A               6,400             88
Mueller Water Products, Cl B               1,458             20
Total Steel Pipe & Tube                                      108
Telecommunications Equipment - 2.0%
CommScope*                                 10,883            467
Plantronics                                6,600             156
Tollgrade Communications*                  11,170            140
Total Telecommunications Equipment                           763
Telecommunications Equipment-Fiber Optics - 0.1%
Oplink Communications*                     2,800             50
Total Telecommunications Equipment-Fiber Optics              50

Description                               Shares      Value (000)

Telecommunications Services - 3.1%
Cbeyond*                                  12,242      $ 359
Lightbridge*                              5,600       99
Mastec*                                   10,000      110
NeuStar, Cl A*                            3,705       105
Orbcomm*                                  13,194      168
Time Warner Telecom, Cl A*                15,320      318
Total Telecommunications Services                     1,159

Telephone-Integrated - 0.2%
IDT, Cl B                                 5,920       67
Total Telephone-Integrated                            67

Television - 0.2%
Sinclair Broadcast Group, Cl A            4,946       76
Total Television                                      76

Therapeutics - 0.5%
Theravance*                               6,912       204
Total Therapeutics                                    204

Transactional Software - 1.2%
Innerworkings*                            18,896      223
VeriFone Holdings*                        6,258       230
Total Transactional Software                          453

Transport-Equipment & Leasing - 0.3%
GATX                                      1,694       81
Greenbrier                                1,520       41
Total Transport-Equipment & Leasing                   122

Travel Services - 0.4%
Ambassadors Group                         4,335       144
Total Travel Services                                 144

Veterinary Diagnostics - 0.1%
Animal Health International*              2,375       29
Total Veterinary Diagnostics                          29

Web Hosting/Design - 0.6%
Equinix*                                  2,711       232
Total Web Hosting/Design                              232

Wire & Cable Products - 0.2%
General Cable*                            1,250       67
Total Wire & Cable Products                           67

                                    Shares/Face
Description                         Amount (000)      Value (000)

Wound, Burn & Skin Care - 0.4%
Obagi Medical Products*                   10,855      $ 160
Total Wound, Burn & Skin Care                         160

X-Ray Equipment - 0.9%
Hologic*                                  5,642       325
Total X-Ray Equipment                                 325

Total Common Stock (Cost $32,699)                     37,598

Repurchase Agreement - 1.1%
Morgan Stanley
  5.05%, dated 03/30/07, to be
  repurchased on 04/02/07, repurchase
  price $430,123 (collaterlized by a
  U.S. Treasury obligation, par value
  $402,473, 2.375%, 01/15/25, total
  market value $438,554)(D)               $430        430
Total Repurchase Agreement (Cost $430)                430
Total Investments - 100.1% (Cost $33,129)             38,028
Other Assets and Liabilities, Net - (0.1)%            (52)
Net Assets - 100.0%                                   $ 37,976

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W SMALL CAP VALUE FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, Inc.

Performance Highlights

- For the one-year period ended March 31, 2007, the Fund's Class Z shares posted an 8.80% return, underperforming the 10.38% return of its benchmark, the Russell 2000(R) Value Index.

- Led primarily by stock selection, the financials and information technology sectors contributed positively to the Fund's performance during the period.

- Stock selection in materials, industrials and consumer discretionary detracted from the Fund's performance relative to the Russell 2000(R) Value Index.

- AGCO, Jones Lang LaSalle and Energen contributed to the Fund's positive performance during the fiscal year.

- Individual holdings that detracted from relative results included American Science & Engineering, JOS A Bank Clothiers and DRS Technologies (no longer a Fund holding).

Q.    How did the Fund perform relative to its benchmarks?

A. For the one-year period ended March 31, 2007, the Old Mutual TS&W Small Cap Value Fund's (the "Fund") Class Z shares posted an 8.80% return, underperforming the 10.38% return of its benchmark, the Russell 2000(R) Value Index. Performance for all share classes can be found on page 94.

Q.    What investment environment did the Fund face during the past year?

A. The investment environment during the fiscal year was generally positive for small-cap stocks. As noted above, the Russell 2000(R) Value Index gained 10.38% for the period, with each of the 10 economic sectors that make up the Index delivering positive returns for the 12-month period. A flat-to-inverted yield curve (a situation that arises when long-term bonds yield the same or less than their short-term counterparts) and fears of an economic deceleration or recession aided the performance of more defensive sectors, such as consumer staples, which posted the strongest gains. Conversely, the technology and financial services sectors produced the weakest, albeit still positive, returns. Divergent economic forecasts also contributed to an environment characterized by a high degree of volatility, as a shift in investor psychology toward defensive stocks precipitated changes in market leadership. Finally, Thompson, Siegel & Walmsley, Inc. ("TS&W") notes that lower quality stocks with negative earnings also outperformed during the period.

Q.    Which market factors influenced the Fund's relative performance?

A. Companies with negative earnings, where the Fund has negligible exposure, enjoyed above-average performance during the period, as did stocks priced below $5 per share. In the context of a "junk rally" (and given the bias toward high quality stocks in the Fund's portfolio) TS&W was pleased with the Fund's performance. While the above- referenced volatility and shift in investor psychology can negatively impact short-term results, the sub-advisor believes periods such as these are typically brief in duration and refrains from implementing pronounced changes in investment strategy. In short, TS&W believes that sticking to its disciplined investment process is the best way to add value to the Fund over the long term.

Q.    How did portfolio composition affect Fund performance?

A. Led primarily by stock selection, the financials and information technology sectors contributed positively to the Fund's performance during the period. An overweight in the energy sector also added value. Individual holdings in AGCO, Jones Lang LaSalle and Energen contributed to the Fund's positive performance during the fiscal year. AGCO, a manufacturer and worldwide distributor of agricultural equipment and related replacement parts was aided by a strong improvement in the North American farming business. Jones Lang LaSalle, an integrated real estate and investment management services firm, produced strong gains as an improvement in commercial real estate trends helped the firm's business. The energy holding company, Energen, benefited from commodity price strength and hedged production during the period.

From a sector perspective, stock selection in materials, industrials and consumer discretionary detracted from the Fund's performance relative to the Russell 2000(R) Value Index. Individual holdings that detracted from relative results included American Science & Engineering, JOS A Bank Clothiers and DRS Technologies (no longer a Fund holding). American Science & Engineering, a manufacturer and marketer of X-ray and other


TS&W Small Cap Value Fund
inspection solutions worldwide, was unfavorably impacted by a negative year-over-year backlog and order trends. JOS A Bank Clothiers, retailer and marketer of men's tailored and casual clothing and accessories, underperformed due to below-expectation gross margin performance, which has since improved in TS&W's opinion. Despite strong performance in the information technology sector DRS Technologies, provider of defense electronic products, services, and support, underperformed as the integration of Engineered Support Systems, Inc. (a sizeable acquisition for DRS Technologies) proved more difficult than the sub-advisor anticipated.

Q. What is the investment outlook for the small-cap value equity market?

A. TS&W believes the U.S. economy is positioned to remain on a moderate growth path over the next 12 months. While the sub-advisor expects growth to be below its long-term trend, it does not expect consumers to reduce spending enough to push the economy into recession. Nor does TS&W foresee a recession triggered by a contracting housing market. The sub-advisor notes, however, that the inflation rate could remain a concern due to high energy and commodity prices - consequences of robust global economic growth - but that U.S. inflation remains at low levels relative to historical trends. Therefore the sub-advisor does not foresee an upward movement in prices that would force the Federal Reserve to resume its campaign to increase interest rates. In summary, although weakness in housing markets may persist, TS&W believes economic growth, moderate inflation and stable interest rates should promote healthy, if somewhat slower, corporate profit growth and sustain both consumer and investor confidence.

Top Ten Holdings as of March 31, 2007

Jones Lang LaSalle              2.3%
El Paso Electric                2.1%
Philadelphia Consolidated
Holding                         2.0%
GATX                            2.0%
Airgas                          1.7%
Chicago Bridge & Iron           1.6%
Energen                         1.6%
Aaron Rents                     1.6%
Jack in the Box                 1.5%
LaSalle Hotel Properties        1.5%

As a % of Total
Fund Investments                17.9%

TS&W Small Cap Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                               Inception   One               Annualized          Annualized        Annualized
                               Date        Year Return       3 Year Return       5 Year Return     Inception to Date
Class Z*                       07/31/00    8.80%             18.05%              17.50%            20.46%
Class A with load              07/31/03    2.31%             15.44%              n/a               20.62%
Class A without load           07/31/03    8.54%             17.74%              n/a               22.59%
Class C with load              07/31/03    6.79%             16.87%              n/a               21.66%
Class C without load           07/31/03    7.71%             16.87%              n/a               21.66%
Russell 2000(R) Value Index    07/31/00    10.38%            14.47%              13.61%            15.78%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A and Class C shares (as reported in the June 4, 2007 prospectus) are 1.45% and 1.30%; 2.17% and 1.55%; 2.79% and
2.30%, respectively.

Value of a $10,000 Investment

                             7/31/2000   3/31/2001   3/31/2002   3/31/2003   3/31/2004   3/31/2005   3/31/2006   3/31/2007
Old Mutual TS&W Small Cap
Value Fund, Class Z           10,000      11,863      15,439      13,254      21,020      25,903      31,781      34,577
Russell 2000 Value Index      10,000      11,338      14,030      10,765      17,708      19,441      24,062      26,560

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

1%    Investment Company
13%   Consumer Discretionary
4%    Consumer Staples
7%    Energy
27%   Financials
6%    Health Care
15%   Industrials
14%   Information Technology
7%    Materials
1%    Repurchase Agreement
5%    Utilities

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Common Stock - 98.7%
Advanced Materials/Products - 0.7%
Ceradyne*                                  9,200       $     504
Total Advanced Materials/Products                            504
Aerospace/Defense-Equipment - 1.0%
Curtiss-Wright                             17,800            686
Total Aerospace/Defense-Equipment                            686
Auction House/Art Dealer - 1.3%
Sotheby's                                  20,000            889
Total Auction House/Art Dealer                               889
Building Products-Cement/Aggregate - 1.4%
Texas Industries                           12,800            967
Total Building Products-Cement/Aggregate                     967
Building-Heavy Construction - 2.5%
Chicago Bridge & Iron                      36,700            1,129
Granite Construction                       10,900            602
Total Building-Heavy Construction                            1,731
Chemicals-Specialty - 1.4%
Terra Industries*                          53,750            941
Total Chemicals-Specialty                                    941
Commercial Banks-Central US - 1.5%
Sterling Bancshares                        44,350            496
Wintrust Financial                         11,950            533
Total Commercial Banks-Central US                            1,029
Commercial Banks-Western US - 3.2%
CVB Financial                              38,451            458
Hanmi Financial                            29,100            555
Sterling Financial                         17,900            558
UCBH Holdings                              35,900            668
Total Commercial Banks-Western US                            2,239
Computer Aided Design - 1.0%
Ansys*                                     13,100            665
Total Computer Aided Design                                  665
Computer Services - 1.3%
Perot Systems, Cl A*                       51,750            925
Total Computer Services                                      925
Computers-Integrated Systems - 2.1%
Micros Systems*                            12,700            685
MTS Systems                                20,000            777
Total Computers-Integrated Systems                           1,462

Description                                      Shares            Value (000)
Computers-Memory Devices - 2.2%
Hutchinson Technology*                           31,300      $     731
Imation                                          18,900            763
Total Computers-Memory Devices                                     1,494
Decision Support Software - 0.8%
SPSS*                                            14,900            538
Total Decision Support Software                                    538
Diversified Manufacturing Operations - 1.3%
AO Smith                                         17,650            675
ESCO Technologies*                               4,600             206
Total Diversified Manufacturing Operations                         881
Electric Products-Miscellaneous - 1.1%
Lamson & Sessions*                               26,500            736
Total Electric Products-Miscellaneous                              736
Electric-Integrated - 3.1%
El Paso Electric*                                53,800            1,418
Westar Energy                                    25,400            699
Total Electric-Integrated                                          2,117
Electronic Security Devices - 1.0%
American Science & Engineering*                  13,100            690
Total Electronic Security Devices                                  690
Energy-Alternate Sources - 0.4%
Headwaters*                                      14,200            310
Total Energy-Alternate Sources                                     310
Enterprise Software/Services - 1.0%
Sybase*                                          27,600            698
Total Enterprise Software/Services                                 698
Entertainment Software - 1.2%
THQ*                                             23,400            800
Total Entertainment Software                                       800
Finance-Consumer Loans - 2.1%
Asta Funding                                     19,600            847
World Acceptance*                                14,500            579
Total Finance-Consumer Loans                                       1,426
Food-Retail - 1.5%
Great Atlantic & Pacific Tea                     30,500            1,012
Total Food-Retail                                                  1,012
Gambling (Non-Hotel) - 0.6%
Isle of Capri Casinos*                           17,050            437
Total Gambling (Non-Hotel)                                         437

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

Description                                Shares            Value (000)
Gas-Distribution - 1.6%
Energen                                    21,650      $     1,102
Total Gas-Distribution                                       1,102
Gold Mining - 1.3%
Royal Gold                                 30,200            909
Total Gold Mining                                            909
Industrial Gases - 1.7%
Airgas                                     27,600            1,163
Total Industrial Gases                                       1,163
Insurance Brokers - 1.4%
Hilb Rogal & Hobbs                         19,600            961
Total Insurance Brokers                                      961
Machinery-Construction & Mining - 1.1%
Bucyrus International, Cl A                14,500            747
Total Machinery-Construction & Mining                        747
Machinery-Farm - 1.4%
AGCO*                                      25,500            943
Total Machinery-Farm                                         943
Medical-Generic Drugs - 0.9%
Alpharma, Cl A                             26,700            643
Total Medical-Generic Drugs                                  643
Medical-Outpatient/Home Medical - 1.2%
Amedisys*                                  25,166            816
Total Medical-Outpatient/Home Medical                        816
Motion Pictures & Services - 1.1%
Lions Gate Entertainment*                  66,800            763
Total Motion Pictures & Services                             763
Oil Companies-Exploration & Production - 3.6%
Berry Petroleum, Cl A                      22,500            690
GMX Resources*                             15,200            467
Penn Virginia                              9,050             664
Unit*                                      13,100            663
Total Oil Companies-Exploration & Production                 2,484
Oil Field Machinery & Equipment - 0.6%
Gulf Island Fabrication                    15,300            409
Total Oil Field Machinery & Equipment                        409
Property/Casualty Insurance - 4.4%
FPIC Insurance Group*                      16,000            715
Philadelphia Consolidated Holding*         32,000            1,408
Selective Insurance Group                  35,600            906
Total Property/Casualty Insurance                            3,029

Description                                Shares            Value (000)
Real Estate Management/Services - 2.3%
Jones Lang LaSalle                         14,900      $     1,554
Total Real Estate Management/Services                        1,554
Reinsurance - 2.4%
IPC Holdings                               28,900            834
Max Re Capital                             30,900            787
Total Reinsurance                                            1,621
REITs-Apartments - 0.9%
Post Properties                            14,100            645
Total REITs-Apartments                                       645
REITs-Diversified - 1.1%
PS Business Parks                          10,500            740
Total REITs-Diversified                                      740
REITs-Health Care - 1.1%
Omega Healthcare Investors                 43,000            737
Total REITs-Health Care                                      737
REITs-Hotels - 1.5%
LaSalle Hotel Properties                   22,500            1,043
Total REITs-Hotels                                           1,043
REITs-Office Property - 2.3%
Corporate Office Properties Trust          16,000            731
Parkway Properties                         16,000            836
Total REITs-Office Property                                  1,567
Rental Auto/Equipment - 2.9%
Aaron Rents                                40,325            1,066
Dollar Thrifty Automotive Group*           18,900            965
Total Rental Auto/Equipment                                  2,031
Research & Development - 1.4%
Kendle International*                      27,600            980
Total Research & Development                                 980
Respiratory Products - 1.2%
Respironics*                               19,600            823
Total Respiratory Products                                   823
Retail-Apparel/Shoe - 3.6%
Charming Shoppes*                          78,900            1,022
Childrens Place Retail Stores*             10,200            569
JOS A Bank Clothiers*                      25,225            891
Total Retail-Apparel/Shoe                                    2,482
Retail-Convenience Store - 1.2%
Casey's General Stores                     33,250            831
Total Retail-Convenience Store                               831

Description                                Shares            Value (000)
Retail-Discount - 1.1%
Fred's                                     53,100      $     780
Total Retail-Discount                                        780
Retail-Drug Store - 1.1%
Longs Drug Stores                          14,500            749
Total Retail-Drug Store                                      749
Retail-Pawn Shops - 1.8%
Cash America International                 16,000            656
Ezcorp, Cl A*                              39,200            577
Total Retail-Pawn Shops                                      1,233
Retail-Petroleum Products - 1.5%
World Fuel Services                        22,500            1,041
Total Retail-Petroleum Products                              1,041
Retail-Restaurants - 2.7%
CEC Entertainment*                         18,900            785
Jack in the Box*                           15,300            1,058
Total Retail-Restaurants                                     1,843
S&L/Thrifts-Eastern US - 0.4%
WSFS Financial                             4,600             297
Total S&L/Thrifts-Eastern US                                 297
S&L/Thrifts-Southern US - 0.9%
Bankunited Financial, Cl A                 30,700            651
Total S&L/Thrifts-Southern US                                651
Steel-Producers - 1.2%
Schnitzer Steel Industries, Cl A           21,400            860
Total Steel-Producers                                        860
Telecommunications Equipment - 2.9%
CommScope*                                 21,800            935
Comtech Telecommunications*                26,650            1,032
Total Telecommunications Equipment                           1,967
Toys - 1.2%
Marvel Entertainment*                      28,800            799
Total Toys                                                   799
Transactional Software - 1.4%
Transaction Systems Architects*            29,800            965
Total Transactional Software                                 965

                                           Shares/Face
Description                                Amount (000)            Value (000)
Transport-Equipment & Leasing - 2.0%
GATX                                       29,100            $     1,391
Total Transport-Equipment & Leasing                                1,391
Transport-Marine - 1.1%
Kirby*                                     22,500                  787
Total Transport-Marine                                             787
Transport-Services - 1.2%
Bristow Group*                             22,500                  820
Total Transport-Services                                           820
Transport-Truck - 1.0%
Celadon Group*                             42,825                  715
Total Transport-Truck                                              715
Veterinary Diagnostics - 1.3%
VCA Antech*                                24,700                  897
Total Veterinary Diagnostics                                       897
Total Common Stock (Cost $46,097)                                  67,995
Investment Company - 1.1%
Index Fund-Small Cap - 1.1%
iShares Russell 2000 Value Index Fund      8,900                   721
Total Investment Company (Cost $604)                               721
Repurchase Agreement - 1.2%
Morgan Stanley
 5.14%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $814,458 (collateralized by a
 U.S. Government obligation, par
 value $835,000, 5.70%, 01/12/17,
 total market value $844,527)(D)           $814                    814
Total Repurchase Agreement (Cost $814)                             814
Total Investments - 101.0% (Cost $47,515)                          69,530
Other Assets and Liabilities, Net - (1.0)%                         (663)
Total Net Assets - 100.0%                                    $     68,867

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CASH RESERVES FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Wellington Management Company, LLP

Performance Highlights

- The Fund's Class Z shares returned 4.56% for the one- year period ended March 31, 2007, outperforming the 4.43% return of its peer group, the Lipper Money Market Funds Average.

- Economic data was mixed and volatility in U.S. financial markets increased, as consumers faced higher energy prices and interest rates, and a weak housing market.

- In a rising interest rate environment, holdings with a shorter average maturity and holdings that included high quality commercial paper, certificates of deposits and other corporate issues contributed positively to Fund performance.


Q.    How did the Fund perform relative to its benchmark?

A. The Old Mutual Cash Reserves Fund's (the "Fund") Class Z shares returned 4.56% for the one-year period ended March 31, 2007, outperforming the 4.43% return of its peer group, the Lipper Money Market Funds Average.

Q.    What investment environment did the Fund face during the past year?

A. Economic data was mixed and volatility in U.S. financial markets increased, as consumers faced higher energy prices and interest rates, and a weaker housing market. Manufacturing expanded less than forecast. Conversely, retailers, health care and finance firms reported an increase in activity. U.S. subprime-mortgage market concerns became the main focus late during the period.

The Federal Reserve ("Fed") kept the Federal Funds Rate steady at 5.25% after an aggressive tightening cycle - consisting of 17 consecutive interest rate increases - that ended in June 2006. The Federal Open Market Committee ("FOMC") stated on various occasions that future rate changes would be data dependent. Short-term bond yields increased along with the FOMC rate increases in early 2006 and rallied as the market priced-in steady rates for the foreseeable future.

Q.    Which market factors influenced the Fund's relative performance?

A. The Fund's investments were concentrated in shorter maturities as the Fed was raising short-term interest rates. Wellington Management Company, LLP ("Wellington") looked for opportunities to purchase longer-maturity issues, but as the yield curve inverted it focused on issues maturing inside of ninety days.

Q.    How did portfolio composition affect Fund performance?

A. In a rising interest rate environment, holdings with a shorter average maturity and holdings that included high quality commercial paper, certificates of deposits and other corporate issues (both fixed- and floating-rate) contributed positively to Fund performance.

Q.    What is the investment outlook for the short-term fixed-income market?

A. Wellington believes the current Federal Funds rate will be maintained through most of 2007 as the Fed waits to gauge the delayed economic impact of its cumulative rate increases since 2004. The Fed may also watch for signs that inflation remains contained and Wellington continues to believe that the economy is experiencing a growth slowdown, but that a hard landing is unlikely. The sub-advisor does not expect a higher or lower rate trend to develop in the near-term, so it will look to opportunistically purchase longer term maturities and take advantage of opportunities that offer higher yields.


Cash Reserves Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                                                       One         Annualized     Annualized  Annualized  Annualized
                                     Inception         Year        3 Year         5 Year      10 Year     Inception
                                     Date              Return      Return         Return      Return      to Date
Class Z                              04/04/95          4.56%       2.80%          1.93%       3.28%       3.58%
Lipper Money Market Funds Average    03/31/95          4.43%       2.73%          1.90%       3.24%       3.58%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z shares (as reported in the June 4, 2007 prospectus) are 0.94% and 0.73%.

Value of a $10,000 Investment

                                               One Year
Old Mutual Cash Reserves Fund, Class Z          4.56%
Lipper Money Market Funds Average               4.43%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

Certificates of Deposit      25%
Repurchase Agreement         18%
Commercial Paper             45%
Corporate Bonds              8%
Mortgage Related             4%

OLD MUTUAL CASH RESERVES FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                     Face
Description                          Amount (000)            Value (000)
Certificates of Deposit - 25.1%
Abbey National
5.300%, 05/09/07                     $ 700             $     700
American Express Bank
5.270%, 04/23/07                     799                     799
Bank of America
5.210%, 04/19/07                     500                     500
Bank of Ireland
5.335%, 05/10/07                     500                     500
Barclays Bank
5.510%, 06/18/07                     500                     500
BNP Paribas
5.320%, 04/10/07                     300                     300
BNP Paribas Finance
5.330%, 04/30/07                     500                     500
Branch Banking & Trust
5.315%, 05/21/07                     500                     500
Calyon New York (F)
5.370%, 02/19/08                     500                     500
Citibank
5.305%, 04/27/07                     500                     500
Deutsche Bank
5.350%, 08/06/07                     500                     500
Fortis Bank
5.690%, 07/23/07                     350                     350
HBOS Treasury Services
5.280%, 09/28/07                     500                     500
Marshall & Ilsley Bank
5.275%, 06/08/07                     500                     500
Societe Generale
5.670%, 07/23/07                     350                     350
Toronto-Dominion
5.300%, 06/13/07                     500                     500
Washington Mutual
5.370%, 04/25/07                     250                     250
Total Certificates of Deposit (Cost $8,249)                 8,249
Commercial Paper (E) - 44.9%
Cafco
5.282%, 04/17/07                     600                     599
Cargill Global
5.273%, 04/05/07                     1,000                   999
Clipper Receivable
5.285%, 04/26/07                     700                     697
DnB NOR Asa
5.319%, 07/10/07                     500                     493
Fairway Finance
5.293%, 04/13/07                     600                     599
Falcon Asset Securitization
5.288%, 04/16/07                     600                     599
Fortis Banque Lux
5.299%, 05/09/07                     350                     348

                                           Face
Description                                Amount (000)            Value (000)
Commercial Paper - continued
Galaxy Funding
5.284%, 06/06/07                           $ 600             $     594
General Electric Capital
5.291%, 05/30/07                           1,000                   991
Greyhawk Funding
5.290%, 04/20/07                           600                     598
Kitty Hawk Funding
5.291%, 05/25/07                           600                     595
Merrill Lynch
5.259%, 04/26/07                           700                     698
Metlife Funding
5.284%, 04/12/07                           1,000                   998
Old Line Funding
5.293%, 04/05/07                           700                     700
Park Ave Receivable
5.290%, 05/11/07                           600                     597
Procter & Gamble
5.289%, 04/19/07                           1,000                   997
Prudential Funding
5.267%, 04/23/07                           1,000                   997
Ranger Funding
5.291%, 04/09/07                           600                     599
Southern Company
5.282%, 04/25/07                           1,000                   997
Westpac Capital
5.316%, 06/11/07                           500                     495
Yorktown Capital
5.285%, 04/27/07                           600                     599
Total Commercial Paper (Cost $14,789)                              14,789
Corporate Bonds - 7.9%
Bank of America (F)
5.315%, 02/22/08                           350                     350
Goldman Sachs (F)
5.460%, 05/11/07                           500                     500
International Business Machines (F)
5.350%, 06/28/07                           500                     500
Lehman Brothers (F)
5.385%, 07/19/07                           400                     400
Morgan Stanley (F)
5.485%, 07/27/07                           500                     501
Wachovia (F)
5.440%, 07/20/07                           350                     350
Total Corporate Bonds (Cost $2,601)                                2,601
Mortgage Related - 3.7%
Holmes Finance, 144A (F)
5.290%, 07/15/07                           230                     230
IMT, 144A (F)
5.300%, 05/27/38                           269                     269

                                           Face
Description                                Amount (000)            Value (000)
Mortgage Related - continued
Mound Financing, 144A (F)
5.290%, 05/08/07                           $ 180             $     180
Permanent Master Issuer (F)
5.312%, 01/15/08                           185                     185
5.300%, 10/17/07                           345                     345
Total Mortgage Related (Cost $1,209)                               1,209
Repurchase Agreement - 17.9%
Goldman Sachs
 5.370%, dated 03/30/07, to be
 repurchased on 04/02/07, repurchase
 price $5,902,640 (collateralized by
 various agency obligations, ranging
 in par value from $1,000-$18,150,704,
 5.00%-16.00%,05/01/07-02/01/37,
 total market value $6,018,000)(D)         5,900                   5,900
Total Repurchase Agreement (Cost $5,900)                           5,900
Total Investments - 99.5% (Cost $32,748)                           32,748
Other Assets and Liabilities, Net - 0.5%                           161
Net Assets - 100.0%                                          $     32,909

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company

Performance Highlights

- The Fund's Class Z shares posted a return of 5.99% for the fiscal year ended March 31, 2007. The Fund underperformed its benchmark, the Lehman Intermediate U.S. Aggregate Index, which gained 6.50%.

- Dwight maintained overweight positions to commercial mortgage- backed securities and asset- backed securities relative to the benchmark, which proved beneficial to performance as both sectors outperformed duration-equivalent U.S. Treasuries during the period.

- Although the Fund's underweight to corporate bonds did not have much of an impact on performance during the first quarter of 2007, it detracted from performance during the fourth quarter of 2006 when corporates were the best performing investment-grade fixed-income sector.


Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Dwight Intermediate Fixed Income Fund's (the "Fund") Class Z shares posted a return of 5.99% for the fiscal year ended March 31, 2007. The Fund underperformed its benchmark, the Lehman Intermediate U.S. Aggregate Index, which gained 6.50%. Performance for all share classes can be found on page 104.

Q.    What investment environment did the Fund face during the past year?

A. The economy transitioned from an economy experiencing fairly robust growth to one growing at a more moderate pace over the past year. After growing at a rate of 5.6%, as measured by gross domestic product, in the first quarter of 2006, the U.S. economy grew at a rate of less than 3.0% during the last three quarters of 2006. Growth slowed to 1.39% during the first quarter of 2007. The economy has been fairly resilient considering increasing energy prices, a slowdown in the manufacturing sector and a rather significant downturn in the housing market during the period. The rate of both new and existing home sales dropped off considerably, housing inventories across the country ballooned to 10-year highs and for the first time in years median home prices fell in some regions. Fortunately the labor market has been strong, with the unemployment rate matching a five-year low of 4.4% and nearly 1.9 million new jobs created in 2006. The tight labor market helped push incomes higher, boosting consumption and balancing some of the negative effects of the softening housing market.

After increasing the Federal Funds Rate 17 consecutive times, the Federal Reserve ("Fed") held interest rates steady in August 2006 for the first time since May 2004. The Fed is hopeful that slowing growth will help dampen inflationary pressures, which have remained stubbornly high over the past year. Financial markets have been a bit more volatile recently as investors try to determine the direction and timing of the next change in Fed policy.

Q.    Which market factors influenced the Fund's relative performance?

A. As noted above, the Fed increased interest rates to help reign-in economic growth and tame inflation throughout much of 2004 and 2005. U.S. Treasury yields trended higher as a result of this policy. Rising yields pushed bond prices lower, dampening the returns of bond funds like the Fund. This past year the Fed ended its tightening campaign and U.S. Treasury yields began to trend lower in mid 2006. This environment provided a much more favorable backdrop for bond funds. After several years of falling prices, fixed-income investors were able to reap some principal gains in addition to the coupons they were earning. The third quarter of 2006 was one of the best quarters for bonds in several years. The Fund's duration was positioned modestly shorter than that of its benchmark for much of the period. Although this position benefited the Fund during the second quarter of 2006 when Treasury yields continued to trend higher, it slightly detracted from relative performance during the remainder of the year. As of March 31, 2007 the Fund maintained a neutral duration relative to the benchmark.

Conditions have been generally favorable for stocks and bonds over the past year, the Dow Jones Industrial Average Index hit a record high in February and non-Treasury securities such as corporates, residential and commercial mortgage-backed securities, and asset-backed securities have been trading near tightest levels of the past several years. Investors, however, recently reassessed their appetite for risk when rising delinquency and default rates on subprime mortgages made headlines and then again


Dwight Intermediate Fixed Income Fund
when the world's equity markets sold off in response to a one-day drop in the Chinese stock market. These events weighed on investors and as a result non-Treasury securities traded at less attractive levels during the first quarter of 2007.

Q.    How did portfolio composition affect Fund performance?

A. Dwight Asset Management Company ("Dwight") believes that by building a higher yielding Fund portfolio, over time that portfolio should outperform its benchmark. To achieve this goal Dwight maintained overweight positions in commercial mortgage-backed securities and asset-backed securities relative to the benchmark, which proved beneficial to performance as both sectors outperformed duration-equivalent U.S. Treasuries during the period. Investors have been drawn to commercial mortgage- backed securities because of the relative stability they have offered amid concerns about leveraged buyouts in the corporate market and the prepayment and extensions risk inherent in residential mortgage-backed securities.

Due to increased event risk in the corporate bond market and the relatively small premium offered by this sector relative to Treasury securities, the Fund was underweight corporate bonds at the end of the period. Although the underweight did not have much of an impact on performance during the first quarter of 2007, it detracted from performance during the fourth quarter of 2006 when corporates were the best performing investment-grade fixed-income sector.

Q.    What is the investment outlook for the intermediate-term bond market?

A. With a slowing economy and uncertainty regarding the future direction and timing of the next change in Fed policy, Dwight believes bond investors appear to be taking a more prudent view about the risk inherent in financial markets. As a result, the sub- advisor expects to see more volatility in the bond market during the coming year. In the near term investors will be keeping a close eye on the housing market and conditions in the subprime mortgage market. If the housing market and the current issues facing subprime mortgages stabilize, market conditions should remain favorable for bonds in Dwight's view. However, if delinquencies on subprime mortgages continue to rise and lending standards are tightened significantly, liquidity could be constrained and credit spreads could widen.

Given the risks present in the firm's economic outlook, Dwight believes the Fed is likely to decrease the Federal Funds Rate sometime later in 2007 to help keep the rate of economic growth from slowing further. Dwight notes that the Fed may be inclined to make this move even if inflation remains elevated.


Dow Jones Industrial Average Index: The Dow Jones Industrial Average is a price-weighted index composed of 30 of the largest, most liquid NYSE and NASDAQ listed stocks.

Top Ten Holdings as of
March 31, 2007
FHLMC TBA,
5.500%, 04/15/37               9.5%
FNMA TBA,
5.000%, 04/30/37               6.0%
U.S. Treasury Note,
4.625%, 02/15/17               5.4%
FNMA TBA,
5.000%, 04/30/20               4.2%
FNMA TBA,
6.500%, 04/30/37               4.2%
U.S. Treasury Notes,
4.625%, 11/15/16               2.0%
FNMA TBA,
5.500%, 04/30/22               1.8%
JPMorgan Mortgage
Acquisition Ser
2006-FRE2, Cl A3               1.8%
U.S. Treasury Note,
4.500%, 02/15/36               1.7%
JPMorgan Chase Commercial
Mortgage CMBS,
Ser 2001-CIB2, Cl 2A2          1.7%
As a % of Total
Fund Investments               38.3%

Dwight Intermediate Fixed Income Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                                           Inception         One                 Annualized        Annualized
                                           Date              Year Return         3 Year Return     Inception to Date
Class Z                                    07/31/03          5.99%               4.13%             5.07%
Advisor Class                              12/20/06 (1)      n/a                 n/a               1.20%(+)
Class A with load                          07/31/03          0.73%               2.22%             3.43%
Class A without load                       07/31/03          5.78%               3.88%             4.82%
Class C with load                          07/31/03          3.84%               3.13%             4.02%
Class C without load                       07/31/03          4.84%               3.13%             4.02%
Class R                                    12/20/06 (1)      n/a                 n/a               1.13%(+)
Institutional Class                        12/20/06 (1)      n/a                 n/a               1.36%(+)
Lehman Intermediate U.S. Aggregate Index   07/31/03          6.50%               3.20%             4.10%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.60% and 0.85%; 1.72% and 1.10%; 3.68% and 1.10%; 7.98% and 1.85%; 1.97% and
1.35%; and 0.84% and 0.60%, respectively. Expenses for Advisor Class, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                                        7/31/2003   3/31/2004   3/31/2005   3/31/2006   3/31/2007
Old Mutual Dwight Intermediate
Fixed Income Fund, Class Z               10,000      10,618      11,013      11,311      11,988
Lehman Intermediate US Aggregate Index   10,000      10,542      10,635      10,882      11,589

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

Asset-Backed Securities                   22%
Repurchase Agreement                      12%
Mortgage Related                          22%
Corporate Bonds                           12%
U.S. Treasury Obligations                 9%
U.S. Government Mortgage Obligations      23%

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                                 Face
Description                                      Amount (000)      Value (000)
U.S. Government Mortgage-Backed Obligations - 30.3%
FHLMC TBA
5.500%, 04/15/37                                 $905              $     896
FNMA
5.992%, 10/01/36                                 77                      78
FNMA TBA
6.500%, 04/30/37 (G)                             390                     398
5.500%, 04/30/22 (G)                             170                     170
5.000%, 04/30/20                                 400                     394
5.000%, 04/30/37 (G)                             585                     565
Total U.S.Government Mortgage-Backed
Obligations (Cost $2,509)                                                2,501
Asset-Backed Securities - 28.3%
Auto & Transportation - 2.6%
Chase Manhattan Auto Owner Trust,
Ser 2003-A, Cl A4
2.060%, 12/15/09                                 21                      21
Harley-Davidson Motorcycle Trust,
Ser 2003-1, Cl A2
2.630%, 11/15/10                                 27                      27
Harley-Davidson Motorcycle Trust,
Ser 2003-3, Cl B
2.280%, 05/15/11                                 16                      15
Superior Wholesale Inventory Financing
Trust, Ser 2004-A9, Cl A (F)
5.370%, 05/15/09                                 117                     117
WFS Financial Owner Trust ABA,
Ser 2005-2, Cl A3
4.170%, 12/17/09                                 33                      33
Total Auto & Transportation                                              213
Credit Card - 1.8%
Metris Master Trust, Ser 2002-4A, Cl A (F)
5.700%, 05/20/11                                 150                     150
Total Credit Card                                                        150
Equipment - 1.2%
Aircraft Certificate Owner Trust,
Private Placement 144A,
Ser 2003-1A, Cl D
6.455%, 09/20/22                                 66                      67
CNH Equipment Trust, Ser 2003-A, Cl A4B
2.570%, 09/15/09                                 11                      11
GE Corporate Aircraft Financing, 144A
Ser 2004-1A, Cl A2 (F)
5.490%, 09/25/13                                 21                      20
Total Equipment                                                          98
Home Equity Loans - 19.0%
ACE Securities, Ser 2006-FM1, Cl A2B (F)
5.410%, 07/25/36                                 155                     155

                                                 Face
Description                                      Amount (000)      Value (000)
Home Equity Loans - continued
Centex Home Equity,
Ser 2005-C, Cl AV2 (F)
5.470%, 06/25/35                                 $ 23              $     23
CIT Group Home Equity Loan Trust,
Ser 2002-1, Cl AF5
6.710%, 02/25/33                                 7                       7
Countrywide Asset Backed Certificates,
Ser 2003-5, Cl MF2
5.959%, 11/25/33                                 100                     100
Countrywide Asset-Backed Certificates,
Ser 2005-7, Cl AF6 (F)
4.693%, 11/25/35                                 38                      36
Equivantage Home Equity Loan Trust,
Ser 1996-3, Cl A3
7.700%, 09/25/27                                 12                      12
Fannie Mae Whole Loan,
Ser 2002-WII, Cl AF5
4.978%, 11/25/32                                 24                      24
GEWMC, Ser 2005-1, Cl A2A (F)
5.440%, 10/25/35                                 27                      27
Household Home Equity Loan Trust,
Ser 2006-2, Cl A1 (F)
5.470%, 03/20/36                                 123                     123
Indymac Home Equity Loan,
Ser 2001-A, Cl AF6
6.537%, 11/25/30                                 6                       6
IXIS, Ser 2006-HE2, Cl A1 (F)
5.380%, 08/25/36                                 31                      31
JPMorgan Mortgage Acquisition
Ser 2006-FRE2, Cl A3 (F)
5.500%, 02/25/36                                 165                     165
JPMorgan Mortgage Acquisition,
Ser 2006-CW1, Cl A2 (F)
5.360%, 05/25/36                                 50                      50
Long Beach Mortgage Loan Trust,
Ser 2006-WL3, Cl 2A2 (F)
5.470%, 01/25/36                                 155                     155
Merrill Lynch Mortgage Investors,
Ser 2006-SL2, Cl A (F)
5.470%, 05/25/37                                 117                     117
People's Financial Realty,
Ser 2006-1, Cl 1A1 (F)
5.390%, 09/25/36                                 105                     105
Popular ABS Mortgage Pass Through
Trust, Ser 2005-3, Cl AF1 (F)
5.420%, 07/25/35                                 8                       8
RAAC, Ser 2006-SP2, Cl A1 (F)
5.390%, 02/25/36                                 48                      48
Renaissance Home Equity Loan,
Ser 2005-2, Cl AV1 (F)
5.410%, 08/25/35                                 10                      10

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                           Face
Description                                Amount (000)      Value (000)
Home Equity Loans - continued
Renaissance Home Equity Trust,
Ser 2007-1, Cl AF2
5.512%, 04/25/37                           $ 65              $ 65
Residential Asset Mortgage Products,
Ser 2004-RS4, Cl AI3
4.003%, 01/25/30                           4                 4
Residential Asset Securities,
Ser 2001-KS2, Cl AI5
7.014%, 06/25/31                           36                36
Residential Asset Securities,
Ser 2001-KS3, Cl AI6
5.960%, 09/25/31                           33                33
Securitized Asset-Backed Receivables,
Ser 2006-NC1, Cl A1 (F)
5.380%, 03/25/36                           23                23
Soundview Home Equity Loan Trust,
Ser 2006-OPT3, Cl 2A2 (F)
5.430%, 06/25/36                           75                75
Structured Asset Investment Loan,
Ser 2003-BC3, Cl M2 (F)
8.245%, 04/25/33                           20                20
Wells Fargo Home Equity Trust,
Ser 2004-2, Cl AI3 (F)
3.970%, 05/25/34                           113               110
Total Home Equity Loans                                      1,568
Infrastructure - 1.0%
Comed Transitional Funding Trust,
Ser 1998-1, Cl A6
5.630%, 06/25/09                           7                 7
PP&L Transition Bond Company,
Ser 1999-1, Cl A8
7.150%, 06/25/09                           25                25
TXU, Ser 2004-1, Cl A2
4.810%, 11/17/14                           50                50
Total Infrastructure                                         82
Other - 2.7%
Oil And Gas Royalty Trust, 144A
Ser 2005-1A, Cl A
5.090%, 07/28/12                           114               113
Peco Energy Transition Trust,
Ser 2001-A, Cl A1
6.520%, 12/31/10                           105               110
Total Other                                                  223
Student Loans - 0.0%
SLMA, Ser 2002-5, Cl A4L (F)
5.505%, 09/17/18                           -                 -
Total Student Loans                                          -
Total Asset-Backed Securities (Cost $2,335)                  2,334

                                           Face
Description                                Amount (000)            Value (000)
Mortgage Related - 27.9%
Banc of America Commercial Mortgage
CMBS, Ser 2000-1, Cl A1A
7.109%, 11/15/31                           $ 17              $     18
Banc of America Commercial Mortgage
CMBS, Ser 2001-PB1, Cl A2
5.787%, 05/11/35                           48                      49
Bear Stearns Commercial Mortgage
Securities CMBS, Ser 1999-WF2, Cl A2
7.080%, 07/15/31                           75                      77
Bear Stearns Commercial Mortgage
Securities CMBS, Ser 2004-PWR5, Cl A1
3.762%, 07/11/42                           43                      43
Commercial and Mortgage Loan CMBS,
Ser 1999-1, Cl A2
6.455%, 05/15/32                           63                      63
Commercial and Mortgage Loan CMBS,
Ser 2004-LB4A, Cl A1
3.566%, 10/15/37                           15                      14
Countrywide Home Loans CMO,
Ser 2004-HYB6, Cl A2 (F)
4.573%, 11/20/34                           77                      76
Crusade Global Trust CMO,
Ser 2003-2, Cl A (F)
5.540%, 09/18/34                           75                      75
DLJ Commercial Mortgage CMBS,
Ser 2000-CF1, Cl A4
8.020%, 06/10/33                           50                      54
Fannie Mae Agency CMO,
Ser 2006-5, Cl 2A2 (F)
5.460%, 02/25/35                           95                      96
FHLMC Multifamily Structured Pass Thru
Certificates CMBS, Ser K001, Cl A3 (F)
5.683%, 01/25/12                           66                      67
First Union National Bank Commercial
Mortgage CMBS, Ser 2000-C2, Cl A1
6.940%, 10/15/32                           8                       8
GE Capital Commercial Mortgage CMBS,
Ser 2004-C3, Cl A1
3.752%, 07/10/39                           47                      46
GE Mortgage Securities CMBS,
Ser 1998-C1, Cl B
6.970%, 10/18/30                           75                      76
JPMorgan Chase Commercial Mortgage
CMBS, Ser 2001-CIB2, Cl D (F)
6.847%, 04/15/35                           150                     160
JPMorgan Chase Commercial Mortgage
CMBS, Ser 2004-CB9, Cl A1 (F)
3.475%, 06/12/41                           55                      54
JPMorgan Chase Commercial Mortgage
CMBS, Ser 2005-CB13, Cl A1
3.635%, 01/12/43                           32                      31

                                           Face
Description                                Amount (000)      Value (000)
Mortgage Related - continued
JPMorgan Commercial Mortgage Finance
CMBS, Ser 1998-C6, Cl B
6.735%, 01/15/30                           $ 50              $ 50
Lehman Brothers Commercial Mortgage
Trust CMBS, Ser 1999-C1, Cl A2
6.780%, 06/15/31                           74                76
Lehman Brothers-UBS Commercial
Mortgage Trust CMBS,
Ser 2001-C2, Cl A2
6.653%, 11/15/27                           80                84
Lehman Brothers-UBS Commercial
Mortgage Trust CMBS,
Ser 2002-C7, Cl A2
3.899%, 12/15/26                           140               139
Luminent Mortgage Trust CMO,
Ser 2006-6, Cl A1 (F)
5.520%, 10/25/46                           87                87
Merrill Lynch/Countrywide Commercial
Mortgage CMBS, Ser 2006-4, Cl A1 (F)
3.642%, 12/12/49                           77                74
MLCC Mortgage Investors CMO,
Ser 2005-A, Cl A1 (F)
5.550%, 03/25/30                           36                36
Morgan Stanley Capital CMBS,
Ser 1998-HF1, Cl C
6.750%, 03/15/30                           125               127
Morgan Stanley Capital CMBS,
Ser 2005-HQ7, Cl A1
3.864%, 11/14/42                           34                34
Morgan Stanley Dean Witter Capital
CMBS, Ser 2002-HQ, Cl A3
6.510%, 04/15/34                           60                63
Mortgage Capital Funding CMBS,
Ser 1998-MC1, Cl C
6.947%, 03/18/30                           100               101
Nationslink Funding Corporation CMBS,
Ser 1999-1, Cl A2
6.316%, 01/20/31                           17                17
Permanent Financing CMO,
Ser 6, Cl 2A (F)
5.430%, 12/10/11                           88                88
PNC Mortgage Acceptance CMBS,
Ser 2001-C1, Cl A2
6.360%, 03/12/34                           125               130
Wachovia Bank Commercial Mortgage
Trust CMBS, Ser 2005-C20,
Cl AMFX (F)
5.179%, 07/15/42                           80                79
Washington Mutual CMO,
Ser 2005-AR2, Cl 2A22 (F)
5.540%, 01/25/45                           21                21

                                           Face
Description                                Amount (000)      Value (000)
Mortgage Related - continued
Washington Mutual CMO,
Ser 2006-AR10 Cl 1A1 (F)
5.956%, 09/25/36                           $ 93              $ 94
Total Mortgage Related (Cost $2,321)                         2,307
Corporate Bonds - 16.1%
America West Airlines, Ser 2001-1
7.100%, 04/02/21                           80                85
American Airlines
7.250%, 02/05/09                           150               153
Banco Mercantil Del Nort, 144A (F)
6.862%, 10/13/21                           15                15
6.135%, 10/13/16                           45                45
Belden Cdt, 144A
7.000%, 03/15/17                           11                11
Berkley
5.600%, 05/15/15                           50                50
Brasil Telecom
9.375%, 02/18/14                           80                87
Chesapeake Energy
6.500%, 08/15/17                           58                57
CIT Group (F)
6.100%, 03/15/67                           60                58
Coleman Cable, 144A (G)
9.875%, 10/01/12                           5                 5
Delta Air Lines, Ser 2002-1
6.417%, 07/02/12                           25                25
Embarq
7.082%, 06/01/16                           60                61
France Telecom
7.750%, 03/01/11                           50                55
Istar Financial
5.650%, 09/15/11                           75                76
Nextel Communications, Ser D
7.375%, 08/01/15                           60                62
Norbord Delaware, 144A
6.450%, 02/15/17                           85                86
Simon Property Group
5.100%, 06/15/15                           50                49
Societe Generale, 144A (F)
5.922%, 04/29/49                           100               100
Tengizchevroil Fin, 144A
6.124%, 11/15/14                           50                50
Time Warner
5.500%, 11/15/11                           60                61
TRW Automotive, 144A
7.250%, 03/15/17                           5                 5
TuranAlem Finance, 144A
8.500%, 02/10/15                           24                24
Vale Overseas
6.250%, 01/23/17                           55                56

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                                       Face
                                                       Amount     Value
Description                                            (000)      (000)
Corporate Bonds - continued
Xstrata Finance Canada, 144A
5.500%, 11/16/11                                       $ 55       $ 55
Total Corporate Bonds (Cost $1,311)                               1,331
U.S. Treasury Obligations - 11.3%
U.S. Treasury Bill (B) (C)
4.982%, 06/14/07                                       4          4
U.S. Treasury Note
4.750%, 01/31/12                                       52         52
4.625%, 11/15/09                                       19         19
4.625%, 11/15/16                                       186        186
4.625%, 02/15/17                                       508        507
4.500%, 02/15/36                                       170        160
Total U.S. Treasury Obligations (Cost $929)                       928
Repurchase Agreement - 15.1%
Morgan Stanley
 5.05%, dated 03/30/07, to be
 repurchased on 04/02/07,
 repurchase price $1,249,409
 (collateralized by a U.S. Treasury
 obligation, par value $1,169,094,
 2.375%, 01/15/25, total market
 value $1,273,902)(D)                                  1,249      1,249
Total Repurchase Agreement (Cost $1,249)                          1,249
Total Investments - 129.0% (Cost $10,654)                         10,650
Other Assets and Liabilities, Net - (29.0)%                       (2,393)
Total Net Assets - 100.0%                                      $  8,257
The Fund had the following futures contracts open as of
March 31, 2007:
                         Number            Contract                Unrealized
Contract                 of                Value                   Appreciation
Description              Contracts         (000)       Expiration  (000)
5 Year U.S. Treasury
Note - Long              2                 $212        June 2007      $ 1
10 Year U.S. Treasury
Note - Long              1                 108         June 2007      1
                                                                      $ 2

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Dwight Short Term Fixed Income Fund's (the "Fund") Class Z shares posted a 5.14% return for the year ended March 31, 2007. The Fund outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 5.02%. Performance for all share classes can be found on page 111.

Q.    What investment environment did the Fund face during the past year?

A. The economy transitioned from an economy experiencing fairly robust growth to one growing at a more moderate pace over the past year. After growing at a rate of 5.6%, as measured by gross domestic product, in the first quarter of 2006, the U.S. economy grew at a rate of less than 3.0% during the last three quarters of 2006. Growth slowed to 1.39% during the first quarter of 2007. The economy has been fairly resilient considering increasing energy prices, a slowdown in the manufacturing sector and a rather significant downturn in the housing market during the period. The rate of both new and existing home sales dropped off considerably, housing inventories across the country ballooned to 10-year highs and for the first time in years median home prices fell in some regions. Fortunately the labor market has been strong, with the unemployment rate matching a five-year low of 4.4% and nearly 1.9 million new jobs created in 2006. The tight labor market helped push incomes higher, boosting consumption and balancing some of the negative effects of the softening housing market.

After increasing the Federal Funds Rate 17 consecutive times, the Federal Reserve ("Fed") held interest rates steady in August 2006 for the first time since May 2004. The Fed is hopeful that slowing growth will help dampen inflationary pressures, which have remained stubbornly high over the past year. Financial markets have been a bit more volatile recently as investors try to determine the direction and timing of the next change in Fed policy.

Q.    Which market factors influenced the Fund's relative performance?

A. As noted above, the Fed increased interest rates to help reign-in economic growth and tame inflation throughout much of 2004 and 2005. U.S. Treasury yields trended higher as a result of this policy. Rising yields pushed bond prices lower, dampening the returns of bond funds like the Fund. This past year the Fed ended its tightening campaign and U.S. Treasury yields began to trend lower in mid 2006. This environment provided a much more favorable backdrop for bond funds. After several years of falling prices, fixed-income investors were able to reap some principal gains in addition to the coupons they were earning. The third quarter of 2006 was one of the best quarters for bonds in several years. The Fund's duration was positioned modestly shorter than that of its benchmark for much of the period. Although this position benefited the Fund during the second quarter of 2006 when Treasury yields continued to trend higher, it slightly detracted from relative performance during the remainder of the year.

Conditions have been generally favorable for stocks and bonds over the past year, the Dow Jones Industrial Average Index hit a record high in February and non-Treasury securities such as corporates, residential and commercial mortgage-backed securities, and asset-backed securities have been trading near their tightest levels of the past several years. Investors, however, recently reassessed their appetite for risk when rising delinquency and default rates on subprime mortgages made headlines and then again when the world's equity markets sold off in response to a one-day drop in the Chinese stock market. These events weighed on investors and as a result non-Treasury securities traded at less attractive levels during the first quarter of 2007.


Performance Highlights

- The Fund's Class Z shares posted a 5.14% return for the year ended March 31, 2007. The Fund outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 5.02%.

- Dwight maintained overweight positions in non- Treasury sectors relative to the benchmark, which proved beneficial to performance during the period as these sectors outperformed duration-equivalent U.S. Treasury securities during the period.


Dwight Short Term Fixed Income Fund

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company

Top Ten Holdings as of
March 31, 2007
FNMA TBA,
5.500%, 04/30/22         7.3%
Providian Gateway
Master Trust,
Ser 2004-EA, Cl A, 144A  4.8%
U.S. Treasury Note,
4.750%, 02/15/10         4.1%
U.S. Treasury Note,
4.750%, 01/31/12         3.7%
U.S. Treasury Note,
4.625%, 02/29/12         3.6%
FNMA TBA,
6.000%, 04/30/37         3.4%
Lehman Brothers-UBS
Commercial Mortgage
Trust CMBS,
Ser 2004-C1, Cl A1       3.0%
GSR Mortgage Loan
Trust CMO, Ser 2004-12,
Cl 3A3                   2.9%
Merrill Lynch Mortgage
Trust CMBS,
Ser 2002-MW1, Cl A2      2.7%
MLCC Mortgage Investors
CMO, Ser 2004-1, Cl 1A   2.6%
As a % of Total
Fund Investments         38.1%

Q.    How did portfolio composition affect Fund performance?

A. Dwight Asset Management Company ("Dwight") believes that by building a higher yielding Fund portfolio, over time that portfolio should outperform its market benchmark. To achieve this goal Dwight maintained overweight positions in non- Treasury sectors (including commercial mortgage-backed securities, residential mortgage-backed securities, asset-backed securities and corporates) relative to the benchmark, which proved beneficial to performance during the period as these sectors outperformed duration-equivalent U.S. Treasury securities during the period.

At the end of the period the Fund's yield was 5.47%, 0.88% higher than the yield of the benchmark. This yield advantage was the major contributor to the Fund's outperformance relative to the benchmark during the period.

Q.    What is the investment outlook for the short-term bond market?

A. With a slowing economy and uncertainty regarding the future direction and timing of the next change in Fed policy, Dwight believes bond investors appear to be taking a more prudent view about the risk inherent in financial markets. As a result, the sub- advisor expects to see more volatility in the bond market during the coming year. In the near term investors will be keeping a close eye on the housing market and conditions in the subprime mortgage market. If the housing market and the current issues facing subprime mortgages stabilize, market conditions should remain favorable for bonds in Dwight's view. However, if delinquencies on subprime mortgages continue to rise and lending standards are tightened significantly, liquidity could be constrained and credit spreads could widen.

Given the risks present in the firm's economic outlook, Dwight believes the Fed is likely to decrease the Federal Funds Rate sometime later in 2007 to help keep the rate of economic growth from slowing further. Dwight notes that the Fed may be inclined to make this move even if inflation remains elevated.


Dow Jones Industrial Average Index: The Dow Jones Industrial Average is a price-weighted index composed of 30 of the largest, most liquid NYSE and NASDAQ listed stocks.

Dwight Short Term Fixed Income Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of March 31, 2007

                                                 Inception         One           Annualized       Annualized      Annualized
                                                 Date              Year Return   3 Year Return    5 Year Return   Inception to Date
Class Z                                          08/31/99          5.14%         2.95%            3.32%           4.33%
Advisor Class                                    07/31/02          4.98%         2.73%            n/a             3.00%
Class A with load                                07/31/03          (0.13)%       1.04%            n/a             1.39%
Class A without load                             07/31/03          4.88%         2.69%            n/a             2.75%
Class C with load                                07/31/03          3.36%         2.18%            n/a             2.24%
Class C without load                             07/31/03          4.36%         2.18%            n/a             2.24%
Class R                                          12/20/06 (1)      n/a           n/a              n/a             1.30%(+)
Institutional Class                              12/20/06 (1)      n/a           n/a              n/a             1.48%(+)
Merrill Lynch 1-3 Year U.S. Treasuries Index     08/31/99          5.02%         2.31%            3.11%           4.34%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

(+)Cumulative return since inception.

(1)The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 0.91% and 0.70%; 1.85% and 0.95%; 8.65% and 0.95%; 9.27% and 1.45%; 1.29% and
1.20%; and 0.54% and 0.54%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment

                                  8/31/1999  3/31/2000  3/31/2001  3/31/2002  3/31/2003  3/31/2004  3/31/2005  3/31/2006  3/31/2007
Old Mutual Dwight Short Term
Fixed Income Fund, Class Z         10,000     10,386     11,098     11,711     12,224     12,638     12,766     13,116     13,790
Merrill Lynch 1-3 Year
US Treasuries Index                10,000     10,252     11,237     11,843     12,598     12,889     12,844     13,142     13,801

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2007 - % of Total Fund Investments

Asset-Backed Securities                 16%
Repurchase Agreement                    2%
Mortgage Related                        46%
Corporate Bonds                         13%
U.S. Treasury Obligations               11%
U.S. Government Mortgage Obligations    12%

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2007

                                           Face
Description                                Amount (000)            Value (000)
Mortgage Related - 51.4%
Bear Stearns Commercial Mortgage
CMBS, Ser 2001-TOP4, Cl A1
5.060%, 11/15/16                           $2,418            $     2,411
Bear Stearns Commercial Mortgage
CMBS, Ser 2004-PWR3, Cl A1
3.236%, 02/11/41                           2,303                   2,250
Commercial Mortgage Acceptance
CMBS, Ser 1998-C1, Cl C
6.760%, 07/15/31                           3,200                   3,244
Commercial Mortgage Pass-Through
CMBS, Ser 2004-LB2A, Cl A1
2.964%, 03/10/39                           615                     603
Countrywide Alternative Loan Trust
CMO, Ser 2006-J4, Cl 1A3
6.250%, 07/25/36                           4,700                   4,780
Countrywide Home Loans CMO,
Ser 2004-13, Cl 2A17
5.750%, 08/25/34                           3,874                   3,865
CS First Boston Mortgage Securities
CMBS, Ser 1997-C1, Cl C
7.340%, 06/20/29                           968                     968
CS First Boston Mortgage Securities
CMBS, Ser 2003-CK2, Cl A1
3.006%, 03/15/36                           2,382                   2,343
DLJ Mortgage Acceptance CMBS,
Ser 1997-CF2, Cl A1B, 144A
6.820%, 10/15/30                           552                     553
First Horizon Alternative Mortgage CMO,
Ser 2004-AA4, Cl A1 (F)
5.389%, 10/25/34                           77                      77
GMAC Commercial Mortgage Securities
CMBS, Ser 1997-C2, Cl C
6.910%, 04/15/29                           3,100                   3,115
GMAC Commercial Mortgage Securities
CMBS, Ser 2003-C3, Cl A1
3.400%, 04/10/40                           1,609                   1,577
Greenwich Capital Commercial Funding
CMBS, Ser 2002-C1, Cl A1
3.357%, 01/11/13                           4,287                   4,235
GSR Mortgage Loan Trust CMO,
Ser 2004-12, Cl 3A3 (F)
4.429%, 12/25/34                           6,107                   6,047
GSR Mortgage Loan Trust CMO,
Ser 2005-AR3, Cl 3A2 (F)
4.611%, 05/25/35                           3,806                   3,857
JPMorgan Chase Commercial Mortgage
CMBS, Ser 2006-CB14, Cl A1
3.845%, 12/12/44                           2,071                   2,024
Lehman Brothers-UBS Commercial
Mortgage Trust CMBS,
Ser 2003-C3, Cl A1
2.599%, 05/15/27                           3,859                   3,776

                                           Face
Description                                Amount (000)            Value (000)
Mortgage Related - continued
Lehman Brothers-UBS Commercial
Mortgage Trust CMBS,
Ser 2004-C1, Cl A1
2.964%, 01/15/29                           $6,323            $     6,151
Merrill Lynch Mortgage Trust CMBS,
Ser 2002-MW1, Cl A2
4.929%, 07/12/34                           5,690                   5,671
MLCC Mortgage Investors CMO,
Ser 2004-1, Cl 1A (F)
4.767%, 12/25/34                           5,348                   5,340
Morgan Stanely Capital CMBS,
Ser 2005-T19, Cl A1
4.478%, 06/12/47                           1,879                   1,855
Nationslink Funding CMBS,
Ser 1998-1, Cl D
6.803%, 03/20/30                           1,365                   1,373
Prudential Mortgage Capital Funding
CMBS, Ser 2001-ROCK, Cl A1
6.232%, 05/10/34                           3,936                   3,963
Residential Funding Mortgage
Securitues CMO, Ser 2004-S6, Cl 1A4
5.500%, 06/25/34                           4,773                   4,732
Sequoia Mortgage Trust CMO,
Ser 2004-12, Cl A1 (F)
5.590%, 01/20/35                           1,763                   1,767
Sequoia Mortgage Trust CMO,
Ser 2004-9, Cl A2 (F)
5.680%, 10/20/34                           2,328                   2,334
Structured Asset Securities CMO,
Ser 2002-21A, Cl 4A1 (F)
5.150%, 11/25/32                           2,949                   2,936
Structured Asset Securities CMO,
Ser 2004-21XS, Cl 2A2
3.590%, 12/25/34                           4,560                   4,510
Wachovia Bank Commercial Mortgage
CMBS, Ser 2004-C10, Cl A1
3.065%, 02/15/41                           4,608                   4,485
Wells Fargo Mortgage Backed Securities
CMO, Ser 2005-AR3, Cl 2A1 (F)
4.187%, 03/25/35                           4,493                   4,420
Wells Fargo Mortgage Backed Securities
PAC CMO, Ser 2002-18, Cl 2A4
6.000%, 12/25/32                           1,593                   1,586
Total Mortgage Related (Cost $97,103)                              96,848
Asset-Backed Securities - 17.2%
Auto & Transportation - 2.8%
Carmax Auto Owner Trust,
Ser 2003-2, Cl A4
3.070%, 10/15/10                           5,290                   5,261
Total Auto & Transportation                                        5,261

                                           Face
Description                                Amount (000)            Value (000)
Credit Card - 5.3%
Providian Gateway Master Trust,
Ser 2004-EA, Cl A, 144A (F)
5.450%, 11/15/11                           $10,000           $     10,014
Total Credit Card                                                  10,014
Home Equity Loans - 5.6%
Ameriquest Mortgage Securities,
Ser 2003-5I, Cl A4I
4.272%, 07/25/33                           481                     478
Fannie Mae Whole Loan,
Ser 2001-W4, Cl AF5
6.114%, 02/25/32                           395                     394
GSAA Home Equity Trust,
Ser 2005-12, Cl AV1 (F)
5.450%, 09/25/35                           1,252                   1,251
Household Home Equity Loan Trust,
Ser 2006-3, Cl A3F
5.630%, 03/20/36                           4,305                   4,318
Long Beach Mortgage Loan Trust,
Ser 2006-WL3, Cl 2A1 (F)
5.400%, 01/25/36                           1,156                   1,157
Residential Asset Securities,
Ser 2003-KS1, Cl A1 (F)
6.140%, 01/25/33                           961                     962
Residential Funding Mortgage Securities,
Ser 2003-HI3, Cl AI4
4.670%, 06/25/18                           2,003                   1,993
Total Home Equity Loans                                            10,553
Other - 3.5%
First Horizon Trust,
Ser 2004-HE3, Cl A (F)
5.610%, 10/25/34                           2,333                   2,337
Oil and Gas Royalty Trust,
Ser 2005-1A, Cl A, 144A
5.090%, 07/28/12                           4,274                   4,262
Total Other                                                        6,599
Total Asset-Backed Securities (Cost $32,424)                       32,427
Corporate Bonds - 14.9%
General Electric Capital MTN, Ser A
4.125%, 09/01/09                           5,000                   4,906
Rosyln Bancorp
5.750%, 11/15/07                           3,000                   2,988
SBC Communications Capital MTN, Ser E
7.000%, 10/01/12                           5,000                   5,086

                                           Face
Description                                Amount (000)      Value (000)
Corporate Bonds - continued
Southwest Gas MTN, Ser A
6.890%, 09/24/07                           $ 5,000           $ 5,034
Southwestern Bell Telephone
6.625%, 07/15/07                           5,000             5,014
Unitrin
5.750%, 07/01/07                           5,000             5,002
Total Corporate Bonds (Cost $28,405)                         28,030
U.S. Government Mortgage-Backed Obligations - 13.6%
FNMA
5.500%, 08/01/17                           3,591             3,600
FNMA TBA
6.000%, 04/30/37 (G)                       7,000             7,050
5.500%, 04/30/22 (G)                       15,000            15,033
Total U.S. Government Mortgage-Backed
Obligations (Cost $25,708)                                   25,683
U.S. Treasury Obligations - 12.5%
U.S. Treasury Note
4.750%, 02/15/10                           8,500             8,548
4.750%, 01/31/12                           7,500             7,566
4.625%, 02/29/12                           7,500             7,528
Total U.S. Treasury Obligations (Cost $23,679)               23,642
Repurchase Agreement - 2.0%
Morgan Stanley
 5.14%, dated 03/30/07, to
 be repurchased on 04/02/07,
 repurchase price $3,771,829
 (collateralized by a U.S. Government
 obligation, par value $3,850,000,
 5.70%, 01/12/17, total market
 value $3,893,929) (D)                     3,770             3,770
Total Repurchase Agreement (Cost $3,770)                     3,770
Total Investments - 111.6% (Cost $211,089)                   210,400
Other Assets and Liabilities, Net - (11.6)%                  (21,933)
Net Assets - 100.0%                                        $ 188,467

For descriptions of abbreviations and footnotes, please refer to page 114.

The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULES OF INVESTMENTS

* Non-income producing security.
(A) - All or a portion of this security has been pledged as collateral for securities sold short.
(B) - All or a portion of this security has been pledged as collateral for open futures contracts.
(C) - The rate reported on the Schedule of Investments represents the security's effective yield at time of purchase.
(D) - Tri-party repurchase agreement.
(E) - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(F) - Floating rate security. The rate reported represents the security's rate as of March 31, 2007.
(G) - When-issued security.
(H) - All or a portion of the security has been pledged as collateral for written option contracts.

144A -      Security exempt from registration under Rule144A of the
     Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2007, the value of these securities amounted to $679 (000), representing 2.1% of the net assets of the Cash Reserves Fund, $596
     (000), representing 7.2% of the net assets of the Dwight Intermediate Fixed Income Fund and $14,829 (000), representing 7.9% of the net assets of the Dwight Short Term Fixed Income Fund.

ABA - American Bankers Association
ABS - Asset-Backed Security
ADR - American Depositary Receipt
Cl - Class
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
HMO - Health Maintenance Organization
ISP - Internet Service Provider
MTN - Medium-Term Note
PAC - Planned Amortization Class
REITs - Real Estate Investment Trusts
R&D - Research and Development
S&L - Savings and Loan
Ser - Series
SLMA - Student Loan Marketing Association
SPDR - Standard & Poor's Depositary Receipt
TBA - Security traded under delayed delivery commitments settling after March
     31, 2007. Income on this security will not be earned until the settlement date.

Cost figures are shown with "000's" omitted.
Amounts designated as "-" are either $0 or have been rounded to $0.

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2007

                                                                                                                 Old Mutual
                                                                            Old Mutual         Old Mutual        Columbus Circle
                                                                            Analytic U.S.      Barrow Hanley     Technology and
                                                                            Long/Short Fund    Value Fund        Communications Fund
Assets
Investment Securities (including Repurchase Agreements) at cost             $154,623           $102,768          $124,790
Investment Securities, at value                                             $159,597           $130,793          $157,845
Repurchase Agreement, at value                                              -                  -                 1,821
Cash                                                                        12,884             -                 -
Cash Deposits for Short Sales                                               3,382              -                 -
Receivable for Capital Shares Sold                                          4,574              497               19
Receivable for Investment Securities Sold                                   -                  423               2,314
Receivable for Dividends and Interest                                       103                264               26
Receivable from Investment Advisor                                          59                 3                 205
Prepaid Expenses                                                            47                 58                56
  Total Assets                                                              180,646            132,038           162,286

Liabilities
Securities Sold Short, at value (proceeds received of $26,429,
$-, $-, $-, $- and $-, respectively)                                        26,326             -                 -
Payable to Custodian                                                        -                  345               -
Payable for Management Fees                                                 92                 95                130
Payable for Capital Shares Redeemed                                         62                 213               197
Written Options, at value (proceeds received of $-,
$-, $107, $-, $- and $-, respectively)                                      -                  -                 94
Payable for Investment Securities Purchased                                 29                 3                 410
Payable for Trustee Fees                                                    2                  3                 4
Accrued Dividend Expense on Securities Sold Short                           3                  -                 -
Payable for Website Fees                                                    2                  2                 3
Variation Margin on Futures Contracts                                       4                  -                 -
Accrued Expenses                                                            110                153               419
  Total Liabilities                                                         26,630             814               1,257
Net Assets                                                                  $154,016           $131,224          $161,029

Net Assets:
Paid-in Capital+                                                            $159,586           $ 91,951          $2,521,838
Undistributed Net Investment Income/(Accumulated Net Investment Loss)       220                753                      -
Accumulated Net Realized Gain (Loss) on Investments, Written Options,
 Futures Contracts and Securities Sold Short                                (11,100)           10,495            (2,395,698)
Net Unrealized Appreciation on Investments, Futures Contracts,
 Written Options and Securities Sold Short                                  5,310              28,025            34,889
Net Assets                                                                  $154,016           $131,224          $161,029
Net Assets - Class Z                                                        $150,654           $124,884          $160,833
Net Assets - Advisor Class                                                  -                  251               -
Net Assets - Class A                                                        2,546              2,806             73
Net Assets - Class C                                                        816                3,283             123
Net Assets - Class R                                                        -                  -                 -
Net Assets - Institutional Class                                            -                  -                 -

Outstanding shares of beneficial interest - Class Z                         10,611,369         14,156,976        12,243,852
Outstanding shares of beneficial interest - Advisor Class                   22                 28,415            9
Outstanding shares of beneficial interest - Class A                         179,911            318,991           5,616
Outstanding shares of beneficial interest - Class C                         58,338             380,682           9,669
Outstanding shares of beneficial interest - Class R                         22                 35                23
Outstanding shares of beneficial interest - Institutional Class             22                 35                23

Net Asset Value, Offering and Redemption Price Per Share - Class Z          $14.20             $8.82             $13.14
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class    $14.18*            $8.82*            $12.94*
Net Asset Value and Redemption Price Per Share - Class A                    $14.15             $8.80             $13.02*
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)   $15.01             $9.34             $13.81
Net Asset Value and Offering Price Per Share - Class C ++                   $13.98*            $8.62             $12.68*
Net Asset Value, Offering and Redemption Price Per Share - Class R          $14.17*            $8.81*            $13.11*
Net Asset Value, Offering and Redemption Price
  Per Share - Institutional Class                                           $14.20*            $8.83*            $13.14*

+ Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                              Old Mutual              Old Mutual        Old Mutual
                                                                              Emerging Growth Fund    Focused Fund      Growth Fund
Assets
Investment Securities (including Repurchase Agreements) at cost               $ 138,078               $26,957           $440,922
Investment Securities, at value                                               $ 158,771               $28,419           $529,811
Repurchase Agreement, at value                                                -                       808               4,318
Cash                                                                          3,593                   -                 -
Cash Deposits for Short Sales                                                 -                       -                 -
Receivable for Capital Shares Sold                                            99                      10                105
Receivable for Investment Securities Sold                                     3,162                   374               3,634
Receivable for Dividends and Interest                                         27                      53                233
Receivable from Investment Advisor                                            118                     16                154
Prepaid Expenses                                                              76                      51                71
  Total Assets                                                                165,846                 29,731            538,326

Liabilities
Securities Sold Short, at value (proceeds received of $26,429,
$-, $-, $-, $- and $-, respectively)                                          -                       -                 -
Payable to Custodian                                                          -                       -                 -
Payable for Management Fees                                                   127                     19                359
Payable for Capital Shares Redeemed                                           73                      27                458
Written Options, at value (proceeds received of $-,
$-, $107, $-, $- and $-, respectively)                                        -                       -                 -
Payable for Investment Securities Purchased                                   4,398                   583               4,605
Payable for Trustee Fees                                                      4                       1                 13
Accrued Dividend Expense on Securities Sold Short                             -                       -                 -
Payable for Website Fees                                                      3                       1                 9
Variation Margin on Futures Contracts                                         -                       -                 -
Accrued Expenses                                                              293                     42                778
  Total Liabilities                                                           4,898                   673               6,222
Net Assets                                                                    $ 160,948               $29,058           $532,104

Net Assets:
Paid-in Capital+                                                              $ 384,937               $26,160           $1,652,167
Undistributed Net Investment Income/(Accumulated Net Investment Loss)          -                       69               (2)
Accumulated Net Realized Gain (Loss) on Investments, Written Options,
 Futures Contracts and Securities Sold Short                                  (244,682)               559               (1,213,268)
Net Unrealized Appreciation on Investments, Futures Contracts,
 Written Options and Securities Sold Short                                    20,693                  2,270             93,207
Net Assets                                                                    $ 160,948               $29,058           $532,104
Net Assets - Class Z                                                          $ 160,761               $25,555           $531,797
Net Assets - Advisor Class                                                    -                       -  66
Net Assets - Class A                                                          65                      3,265             96
Net Assets - Class C                                                          122                     238               145
Net Assets - Class R                                                          -                       -                 -
Net Assets - Institutional Class                                              -                       -                 -

Outstanding shares of beneficial interest - Class Z                           10,182,793              1,086,221         22,253,659
Outstanding shares of beneficial interest - Advisor Class                     20                      12                2,838
Outstanding shares of beneficial interest - Class A                           4,156                   139,576           4,047
Outstanding shares of beneficial interest - Class C                           8,037                   10,399            6,281
Outstanding shares of beneficial interest - Class R                           20                      12                13
Outstanding shares of beneficial interest - Institutional Class               20                      12                13

Net Asset Value, Offering and Redemption Price Per Share - Class Z            $15.79                  $23.53            $23.90
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class      $15.77*                 $23.50*           $23.23*
Net Asset Value and Redemption Price Per Share - Class A                      $15.63*                 $23.39            $23.70*
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)     $16.58                  $24.82            $25.15
Net Asset Value and Offering Price Per Share - Class C ++                     $15.23*                 $22.88*           $23.08*
Net Asset Value, Offering and Redemption Price Per Share - Class R            $15.76*                 $23.48*           $23.87*
Net Asset Value, Offering and Redemption Price
  Per Share - Institutional Class                                             $15.79*                 $23.54*           $23.91*

AS OF MARCH 31, 2007

                                                                                                                        Old Mutual
                                                                                Old Mutual          Old Mutual          Large Cap
                                                                                Heitman REIT Fund   Large Cap Fund      Growth Fund
Assets
Investment Securities (including Repurchase Agreements) at cost                 $133,571            $93,526             $78,513
Investment Securities, at value                                                 $198,053            $101,619            $86,192
Repurchase Agreement, at value                                                  -                   -                   704
Cash                                                                            642                 1,156               -
Receivable for Capital Shares Sold                                              84                  74                  11
Receivable for Investment Securities Sold                                       -                   5,170               63
Receivable for Dividends and Interest                                           660                 124                 89
Receivable for Dividend Tax Reclaims                                            -                   -                   3
Receivable from Investment Advisor                                              20                  15                  22
Prepaid Expenses                                                                57                  67                  57
 Total Assets                                                                    199,516             108,225             87,141

Liabilities
Payable for Management Fees                                                     154                 67                  62
Payable for Capital Shares Redeemed                                             271                 399                 91
Payable for Investment Securities Purchased                                     10                  5,027               7
Payable for Trustees Fees                                                       5                   3                   2
Payable for Website Fees                                                        3                   2                   1
Accrued Expenses                                                                187                 136                 137
 Total Liabilities                                                               630                 5,634               300
Net Assets                                                                      $198,886            $102,591            $86,841

Net Assets:
Paid-in Capital+                                                                $112,491            $178,113            $211,882
Undistributed (Distributions in Excess of) Net Investment Income                (48)                169                 -
Accumulated Net Realized Gain (Loss) on Investments                             21,961              (83,784)            (133,424)
Net Unrealized Appreciation on Investments                                      64,482              8,093               8,383
Net Assets                                                                      $198,886            $102,591            $86,841
Net Assets - Class Z                                                            $181,763            $101,625            $86,240
Net Assets - Advisor Class                                                      16,346              467                 349
Net Assets - Class A                                                            389                 374                 169
Net Assets - Class C                                                            388                 125                 83
Net Assets - Class R                                                            -                   -                   -
Net Assets - Institutional Class                                                -                   -                   -

Outstanding shares of beneficial interest - Class Z                             11,850,618          6,614,891           3,688,372
Outstanding shares of beneficial interest - Advisor Class                       1,071,702           30,544              15,154
Outstanding shares of beneficial interest - Class A                             25,355              24,401              7,280
Outstanding shares of beneficial interest - Class C                             25,303              8,233               3,664
Outstanding shares of beneficial interest - Class R                             20                  19                  13
Outstanding shares of beneficial interest - Institutional Class                 20                  19                  13

Net Asset Value, Offering and Redemption Price Per Share - Class Z              $15.34              $15.36              $23.38
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class        $15.26*             $15.30*             $23.01*
Net Asset Value and Redemption Price Per Share - Class A                        $15.34              $15.32*             $23.17*
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)       $16.28              $16.25              $24.58
Net Asset Value and Offering Price Per Share - Class C ++                       $15.32*             $15.13*             $22.54*
Net Asset Value, Offering and Redemption Price Per Share - Class R              $15.34*             $15.34*             $23.35*
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class  $15.34*             $15.38*             $23.40*

+ Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                               Old Mutual
                                                                               Large Cap Growth        Old Mutual        Old Mutual
                                                                               Concentrated Fund       Mid-Cap Fund      Select
Assets
Investment Securities (including Repurchase Agreements) at cost                $ 102,669               $227,337          $108,543
Investment Securities, at value                                                $ 111,397               $250,701          $118,005
Repurchase Agreement, at value                                                 1,013                   4,581             645
Cash                                                                           -                       9                 -
Receivable for Capital Shares Sold                                             16                      138               11
Receivable for Investment Securities Sold                                      2,141                   879               2,403
Receivable for Dividends and Interest                                          95                      173               37
Receivable for Dividend Tax Reclaims                                           -                       -                 -
Receivable from Investment Advisor                                             52                      -                 98
Prepaid Expenses                                                               45                      60                53
 Total Assets                                                                  114,759                 256,541           121,252

Liabilities
Payable for Management Fees                                                    86                      257               91
Payable for Capital Shares Redeemed                                            84                      356               160
Payable for Investment Securities Purchased                                    2,052                   1,470             1,849
Payable for Trustees Fees                                                      3                       7                 3
Payable for Website Fees                                                       2                       4                 2
Accrued Expenses                                                               184                     259               229
 Total Liabilities                                                             2,411                   2,353             2,334
Net Assets                                                                     $112,348                $254,188          $118,918

Net Assets:
Paid-in Capital+                                                               $397,526                $199,811          $1,242,255
Undistributed (Distributions in Excess of) Net Investment Income               -                       22                -
Accumulated Net Realized Gain (Loss) on Investments                            (294,919)               26,410            (1,133,444)
Net Unrealized Appreciation on Investments                                     9,741                   27,945            10,107
Net Assets                                                                     $112,348                $254,188          $118,918
Net Assets - Class Z                                                           $111,341                $247,662          $118,721
Net Assets - Advisor Class                                                     121                     6,039             -
Net Assets - Class A                                                           660                     150               133
Net Assets - Class C                                                           226                     337               64
Net Assets - Class R                                                           -                       -                 -
Net Assets - Institutional Class                                               -                       -                 -

Outstanding shares of beneficial interest - Class Z                            6,091,638               15,108,501        4,644,345
Outstanding shares of beneficial interest - Advisor Class                      6,706                   375,379           12
Outstanding shares of beneficial interest - Class A                            36,436                  9,262             5,251
Outstanding shares of beneficial interest - Class C                            12,821                  21,569            2,573
Outstanding shares of beneficial interest - Class R                            16                      19                12
Outstanding shares of beneficial interest - Institutional Class                16                      19                12

Net Asset Value, Offering and Redemption Price Per Share - Class Z             $18.28                  $16.39            $25.56
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class       $18.00*                 $16.09            $25.53*
Net Asset Value and Redemption Price Per Share - Class A                       $18.11                  $16.20            $25.33
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)      $19.21                  $17.19            $26.88
Net Asset Value and Offering Price Per Share - Class C ++                      $17.65*                 $15.63*           $24.68*
Net Asset Value, Offering and Redemption Price Per Share - Class R             $18.25*                 $16.37*           $25.52*
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class $18.29*                 $16.40*           $25.57*

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded

AS OF MARCH 31, 2007

                                                                                                    Old Mutual        Old Mutual
                                                                                  Old Mutual        Strategic Small   TS&W Small Cap
                                                                                  Small Cap Fund    Company Fund      Value Fund
Assets
Investment Securities (including Repurchase Agreements) at cost                   $38,614           $33,129           $47,515
Investment Securities, at value                                                   $43,977           $37,598           $68,716
Repurchase Agreement, at value                                                    -                 430               814
Cash                                                                              2,320             10                9
Receivable for Capital Shares Sold                                                24                9                 16
Receivable for Investment Securities Sold                                         783               778               244
Receivable for Dividends and Interest                                             41                16                40
Receivable from Investment Advisor                                                20                14                -
Prepaid Expenses                                                                  44                41                22
 Total Assets                                                                     47,209            38,896            69,861

Liabilities
Payable to Custodian                                                              -                 -                 -
Payable for Management Fees                                                       39                30                73
Payable for Capital Shares Redeemed                                               44                73                13
Payable for Investment Securities Purchased                                       664               751               848
Payable for Trustee Fees                                                          1                 1                 2
Income Distribution Payable                                                       -                 -                 -
Payable for Website Fees                                                          1                 1                 1
Accrued Expenses                                                                  71                64                57
 Total Liabilities                                                                820               920               994
Net Assets                                                                        $46,389           $37,976           $68,867

Net Assets:
Paid-in Capital+                                                                  $46,559           $31,509           $44,283
Undistributed (Distributions in Excess of) Net
 Investment Income/(Accumulated Net Investment Loss)                              2                 4                 8
Accumulated Net Realized Gain (Loss) on Investments                               (5,535)           1,564             2,561
Net Unrealized Appreciation (Depreciation) on Investments and Futures Contracts   5,363             4,899             22,015
Net Assets                                                                        $46,389           $37,976           $68,867
Net Assets - Class Z                                                              $46,005           $35,712           $67,029
Net Assets - Advisor Class                                                        6                 872               n/a
Net Assets - Class A                                                              166               1,296             856
Net Assets - Class C                                                              212               96                982
Net Assets - Class R                                                              -                 -                 n/a
Net Assets - Institutional Class                                                  -                 -                 n/a

Outstanding shares of beneficial interest - Class Z                               1,648,664         2,650,947         2,548,416
Outstanding shares of beneficial interest - Advisor Class                         228               65,621            n/a
Outstanding shares of beneficial interest - Class A                               5,994             97,371            32,946
Outstanding shares of beneficial interest - Class C                               7,854             7,506             39,090
Outstanding shares of beneficial interest - Class R                               11                23                n/a
Outstanding shares of beneficial interest - Institutional Class                   11                23                n/a

Net Asset Value, Offering and Redemption Price Per Share - Class Z                $27.90            $13.47            $26.30
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class          $27.50*           $13.28*           n/a
Net Asset Value and Redemption Price Per Share - Class A                          $27.67*           $13.31            $25.99*
Maximum Offering Price Price Per Share - Class A                                  $29.36**          $14.12**          $27.58**
Net Asset Value and Offering Price Per Share - Class C++                          $26.94*           $12.84*           $25.11*
Net Asset Value, Offering and Redemption Price Per Share - Class R                $27.85*           $13.45*           n/a
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class    $27.91*           $13.48*           n/a

+ Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.
*** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%.
n/a - Not Applicable.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                                                 Old Mutual          Old Mutual
                                                                                                 Dwight              Dwight
                                                                                 Old Mutual      Intermediate        Short Term
                                                                                 Cash Reserves   Fixed Income        Fixed Income
                                                                                 Fund            Fund                Fund
Assets
Investment Securities (including Repurchase Agreements) at cost                  $32,748         $10,654             $211,089
Investment Securities, at value                                                  $26,848         $ 9,401             $206,630
Repurchase Agreement, at value                                                   5,900           1,249               3,770
Cash                                                                             69              11                  -
Receivable for Capital Shares Sold                                               27              24                  1
Receivable for Investment Securities Sold                                        -               412                 -
Receivable for Dividends and Interest                                            181             58                  1,136
Receivable from Investment Advisor                                               14              11                  -
Prepaid Expenses                                                                 12              39                  57
 Total Assets                                                                    33,051          11,205              211,594

Liabilities
Payable to Custodian                                                             -               -                   59
Payable for Management Fees                                                      11              3                   140
Payable for Capital Shares Redeemed                                              71              -                   563
Payable for Investment Securities Purchased                                      -               2,917               22,142
Payable for Trustee Fees                                                         1               -                   5
Income Distribution Payable                                                      1               -                   -
Payable for Website Fees                                                         1               -                   3
Accrued Expenses                                                                 57              28                  215
 Total Liabilities                                                               142             2,948               23,127
Net Assets                                                                       $32,909         $ 8,257             $188,467

Net Assets:
Paid-in Capital+                                                                 $32,918         $ 8,269             $192,904
Undistributed (Distributions in Excess of) Net
 Investment Income/(Accumulated Net Investment Loss)                             -               -                   (3)
Accumulated Net Realized Gain (Loss) on Investments                              (9)             (10)                (3,745)
Net Unrealized Appreciation (Depreciation) on Investments and Futures Contracts  -               (2)                 (689)
Net Assets                                                                       $32,909         $ 8,257             $188,467
Net Assets - Class Z                                                             $32,909         $ 7,574             $187,897
Net Assets - Advisor Class                                                       n/a             -                   457
Net Assets - Class A                                                             n/a             590                 58
Net Assets - Class C                                                             n/a             93                  55
Net Assets - Class R                                                             n/a             -                   -
Net Assets - Institutional Class                                                 n/a             -                   -

Outstanding shares of beneficial interest - Class Z                              32,912,897      750,885             18,978,781
Outstanding shares of beneficial interest - Advisor Class                        n/a             30                  46,124
Outstanding shares of beneficial interest - Class A                              n/a             58,414              5,879
Outstanding shares of beneficial interest - Class C                              n/a             9,204               5,488
Outstanding shares of beneficial interest - Class R                              n/a             30                  31
Outstanding shares of beneficial interest - Institutional Class                  n/a             30                  31

Net Asset Value, Offering and Redemption Price Per Share - Class Z               $1.00           $10.09              $9.90
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class         n/a             $10.08*             $9.91
Net Asset Value and Redemption Price Per Share - Class A                         n/a             $10.09*             $9.90*
Maximum Offering Price Price Per Share - Class A                                 n/a             $10.59***           $10.39***
Net Asset Value and Offering Price Per Share - Class C++                         n/a             $10.09*             $9.90*
Net Asset Value, Offering and Redemption Price Per Share - Class R               n/a             $10.09*             $9.90*
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class   n/a             $10.09*             $9.90*

STATEMENTS OF OPERATIONS (000)

FOR THE YEAR ENDED MARCH 31, 2007

                                                                         Old Mutual
                                      Old  Mutual                        Columbus Circle       Old Mutual
                                      Analytic         Old Mutual        Technology and        Emerging
                                      U.S. Long/       Barrow Hanley     Communications        Growth
                                      Short Fund       Value Fund        Fund                  Fund
Investment Income:
  Dividends                           $617             $5,201            $626                  $170
  Interest                            163              25                95                    183
  Less: Foreign Taxes Withheld        -                (2)               (10)                  (7)
    Total Investment Income           780              5,224             711                   346
Expenses:
  Management Fees                     341              1,938             1,746                 1,524
  Website Fees                        3                10                10                    9
  Transfer Agent Fees                 115              568               1,119                 633
  Trustees' Fees                      5                31                25                    21
  Distribution and Service Fees
    Advisor Class                     -                1                 -                     -
    Class A                           2                8                 -                     -
    Class C                           3                41                1                     1
    Class R                           -                -                 -                     -
  Professional Fees                   58               94                125                   118
  Registration and Filing Fees        39               71                56                    40
  Custodian Fees                      25               67                17                    55
  Printing Fees                       13               33                249                   103
  Interest Expense on Securities
    Sold Short                        2                -                 -                     -
  Dividend Expense on Securities
    Sold Short                        70               -                 -                     -
  Pricing Fees                        2                2                 3                     3
  Other Expenses                      8                65                45                    36
    Total Expenses                    686              2,929             3,396                 2,543
Less:
  Net Waiver of Management Fees      (138)             (681)             (694)                 (440)
  Reimbursement of Dividend
    Expense by Advisor(1)            (13)              -                 -                     -
  Expense Reduction (2)              (1)               (5)               (36)                  (17)
    Net Expenses                     534               2,243             2,666                 2,086
  Net Investment Income (Loss)       246               2,981             (1,955)               (1,740)
  Net Realized Gain from
    Security Transactions (including
    Securities Sold Short)           4,165             54,482            14,574                7,045
  Net Realized Loss on
    Futures Contracts                (313)             -                 -                     -
  Net Realized Gain on
    Written Options                  -                 -                 101                   -
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments (including
    Securities Sold Short)           2,556             (34,814)          (14,119)              (7,763)
  Net Change in Unrealized
    Appreciation on Futures          188               -                 -                     -
  Net Change in Unrealized
    Appreciation on Written Options  -                 -                 13                    -
  Net Realized and Unrealized Gain
    (Loss) on Investments            6,596             19,668            569                   (718)
  Increase (Decrease) in Net Assets
    Resulting from Operations        $6,842            $22,649           $(1,386)              $(2,458)

(1) See Note 3.
(2) All expense reductions are for transfer agent expenses. See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                                               Old Mutual
                                        Old Mutual   Old Mutual  Old Mutual        Old Mutual  Large Cap
                                        Focused      Growth      Heitman REIT      Large Cap   Growth
                                        Fund         Fund        Fund              Fund        Fund
Investment Income:
  Dividends                             $ 375        $ 3,989     $ 4,205           $ 2,131     $ 802
  Interest                              42           271         170               212         67
  Less: Foreign Taxes Withheld          (5)          (55)        (16)              (23)        -
    Total Investment Income             412          4,205       4,359             2,320       869
Expenses:
  Management Fees                       178          4,503       1,923             1,008       812
  Website Fees                          2            35          13                8           5
  Transfer Agent Fees                   91           2,010       511               411         349
  Trustees' Fees                        3            75          27                14          13
  Distribution and Service Fees
    Advisor Class                       -            -           40                1           1
    Class A                             3            -           1                 -           -
    Class C                             1            1           4                 1           1
    Class R                             -            -           -                 -           -
  Professional Fees                     19           402         156               90          65
  Registration and Filing Fees          40           57          54                52          45
  Custodian Fees                        5            41          10                8           28
  Printing Fees                         12           296         48                44          46
  Interest Expense on Securities
    Sold Short                          -            -           -                 -           -
  Dividend Expense on Securities
    Sold Short                          -            -           -                 -           -
  Pricing Fees                          1            11          4                 4           2
  Other Expenses                        5            135         44                26          23
    Total Expenses                      360          7,566       2,835             1,667       1,390
Less:
  Net Waiver of Management Fees         (81)         (1,288)     (116)             (114)       (187)
  Reimbursement of Dividend
    Expense by Advisor(1)               -            -           -                 -           -
  Expense Reduction (2)                 (2)          (52)        (4)               (4)         (7)
    Net Expenses                        277          6,226       2,715             1,549       1,196
  Net Investment Income (Loss)          135          (2,021)     1,644             771         (327)
  Net Realized Gain from
    Security Transactions (including
    Securities Sold Short)              2,090        15,015      37,378            17,153      8,133
  Net Realized Loss on
    Futures Contracts                   -            -           -                 -           -
  Net Realized Gain on
    Written Options                     -            -           -                 -           -
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments (including
    Securities Sold Short)              672          (2,229)     3,392             3,622       (6,149)
  Net Change in Unrealized
    Appreciation on Futures             -            -           -                 -           -
  Net Change in Unrealized
    Appreciation on Written Options     -            -           -                 -           -
  Net Realized and Unrealized Gain
    (Loss) on Investments               2,762        12,786      40,770            20,775      1,984
  Increase (Decrease) in Net Assets
    Resulting from Operations           $2,897       $10,765     $42,414           $21,546     $ 1,657

STATEMENTS OF OPERATIONS (000) - concluded

FOR THE YEAR ENDED MARCH 31, 2007

                                                Old Mutual
                                                Large Cap
                                                Growth             Old Mutual    Old Mutual        Old Mutual
                                                Concentrated       Mid-Cap       Select Growth     Small Cap
                                                Fund               Fund          Fund              Fund
Investment Income:
  Dividends                                     $906               $2,190        $794              $311
  Interest                                      91                 241           98                68
  Less: Foreign Taxes Withheld                  (2)                (16)          (4)               (1)
    Total Investment Income                     995                2,415         888               378
Expenses:
  Management Fees                               1,103              3,034         1,184             449
  Website Fees                                  7                  19            8                 3
  Transfer Agent Fees                           480                891           616               169
  Trustees' Fees                                16                 44            18                6
  Distribution and Service Fees
    Advisor Class                               -                  16            -                 -
    Class A                                     1                  -             -                 -
    Class C                                     2                  3             1                 1
    Class R                                     -                  -             -                 -
  Professional Fees                             86                 211           91                33
  Registration and Filing Fees                  44                 53            41                42
  Custodian Fees                                15                 25            18                33
  Printing Fees                                 80                 67            118               18
  Pricing Fees                                  3                  6             3                 2
  Other Expenses                                30                 79            32                11
    Total Expenses                              1,867              4,448         2,130             767
Less:
  Waiver of Management Fees                     (321)              (571)         (467)             (202)
  Reimbursement of Other
    Expenses by Advisor (1)                     -                  -             -                 -
  Expense Reduction (2)                         (13)               (7)           (17)              (3)
    Net Expenses                                1,533              3,870         1,646             562
  Net Investment Income (Loss)                  (538)              (1,455)       (758)             (184)
  Net Realized Gain (Loss) from
    Security Transactions                       5,462              48,902        6,360             3,736
  Net Realized Loss on
    Futures Contracts                           -                  -             -                 -
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                              (2,030)            (29,490)      (1,321)           959
  Net Change in Unrealized
    Depreciation on Futures                     -                  -             -                 -
  Net Realized and Unrealized
    Gain on Investments                         3,432              19,412        5,039             4,695
  Increase in Net Assets Resulting
    from Operations                             $2,894             $17,957       $4,281            $4,511

(1) See Note 3.
(2) All expense reductions are for transfer agent expenses. See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                Old Mutual                           Old Mutual        Old Mutual
                                                Strategic    Old Mutual  Old Mutual  Dwight            Dwight
                                                Small        TS&W        Cash        Intermediate      Short Term
                                                Company      Small Cap   Reserves    Fixed Income      Fixed Income
                                                Fund         Value Fund  Fund        Fund              Fund
Investment Income:
  Dividends                                    $ 171        $ 452       $ -         $ -               $-
  Interest                                     47           67          1,789       424               9,645
  Less: Foreign Taxes Withheld                 (1)          (1)         -           -                 -
    Total Investment Income                    217          518         1,789       424               9,645
Expenses:
  Management Fees                              403          744         138         35                978
  Website Fees                                 3            4           2           -                 13
  Transfer Agent Fees                          150          112         105         33                697
  Trustees' Fees                               5            9           5           1                 30
  Distribution and Service Fees
    Advisor Class                              3            -           -           -                 2
    Class A                                    2            2           -           -                 -
    Class C                                    1            11          -           1                 -
    Class R                                    -            -           -           -                 -
  Professional Fees                            29           51          22          5                 146
  Registration and Filing Fees                 40           33          17          35                59
  Custodian Fees                               45           8           5           10                8
  Printing Fees                                17           10          21          2                 11
  Pricing Fees                                 3            2           3           17                12
  Other Expenses                               10           14          5           2                 52
    Total Expenses                             711          1,000       323         141               2,008
Less:
  Waiver of Management Fees                    (131)        (105)       (67)        (35)              (482)
  Reimbursement of Other
    Expenses by Advisor (1)                    -            -           -           (39)              -
  Expense Reduction (2)                        (2)          (2)         (4)         -                 (1)
    Net Expenses                               578          893         252         67                1,525
  Net Investment Income (Loss)                 (361)        (375)       1,537       357               8,120
  Net Realized Gain (Loss) from
    Security Transactions                      2,717        7,386       -           27                (398)
  Net Realized Loss on
    Futures Contracts                          -            -           -           (3)               -
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                             (872)        (1,357)     -           60                3,149
  Net Change in Unrealized
    Depreciation on Futures                    -            -           -           (1)               -
  Net Realized and Unrealized
    Gain on Investments                        1,845        6,029       -           83                2,751
  Increase in Net Assets Resulting
    from Operations                            $1,484       $5,654      $1,537      $440              $10,871

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                          Old Mutual Analytic       Old Mutual
                                                                          U.S. Long/Short Fund      Barrow Hanley Value Fund
                                                                          4/1/06 to    4/1/05 to    4/1/06 to    4/1/05 to
                                                                          3/31/07      3/31/06      3/31/07      3/31/06
Investment Activities:
  Net Investment Income (Loss)                                            $     246    $ 212        $ 2,981      $ 5,044
  Net Realized Gain from Security Transactions,
    Securities Sold Short, Futures Contracts and Written Options          3,852        8,122        54,482       72,769
  Net Change in Unrealized Appreciation (Depreciation) on Investments,
    Securities Sold Short, Futures Contracts and Written Options          2,744        (3,331)      (34,814)     (43,451)
  Net Increase (Decrease) in Net Assets Resulting from Operations         6,842        5,003        22,649       34,362
Dividends and Distributions to Shareholders From:
  Net Investment Income
    Class Z                                                               (93)         (226)        (2,370)      (4,987)
    Advisor Class                                                         -            -            (3)          (4)
    Class A                                                               (1)          (2)          (41)         (19)
    Class C                                                               -            -            -            (2)
    Class R                                                               -            -            -            -
    Institutional Class                                                   -            -            -            -
  Net Realized Gains from Security Transactions
    Class Z                                                               -            -            (110,949)    (24,528)
    Advisor Class                                                         -            -            (217)        (31)
    Class A                                                               -            -            (2,018)      (160)
    Class C                                                               -            -            (2,203)      (349)
    Class R                                                               -            -            -            -
    Institutional Class                                                   -            -            -            -
  Total Dividends and Distributions                                       (94)         (228)        (117,801)    (30,080)
  Increase (Decrease) in Net Assets Derived from
    Capital Share Transactions(1)                                         118,953      (31,945)     (95,303)     (1,073,661)
  Total Increase (Decrease) in Net Assets                                 125,701      (27,170)     (190,455)    (1,069,379)
Net Assets:
  Beginning of Year                                                       28,315       55,485       321,679      1,391,058
  End of Year                                                             $154,016     $ 28,315     $ 131,224    $ 321,679
  Undistributed Net Investment Income/(Accumulated
    Net Investment Loss) - End of Year                                    $ 220        $ 41         $ 753        $ 186

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                       Old Mutual Columbus
                                                                       Circle Technology and          Old Mutual
                                                                       Communications Fund            Emerging Growth Fund
                                                                       4/1/06 to   4/1/05 to          4/1/06 to   4/1/05 to
                                                                       3/31/07     3/31/06            3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                         $ (1,955)   $ (2,843)          $ (1,740)   $ (2,205)
  Net Realized Gain from Security Transactions,
    Securities Sold Short, Futures Contracts and Written Options       14,675      56,163             7,045       73,060
  Net Change in Unrealized Appreciation (Depreciation) on Investments,
    Securities Sold Short, Futures Contracts and Written Options       (14,106)    (1,413)            (7,763)     (27,542)
  Net Increase (Decrease) in Net Assets Resulting from Operations      (1,386)     51,907             (2,458)     43,313
Dividends and Distributions to Shareholders From:
  Net Investment Income                                                -           -                  -           -
    Class Z                                                            -           -                  -           -
    Advisor Class                                                      -           -                  -           -
    Class A                                                            -           -                  -           -
    Class C                                                            -           -                  -           -
    Class R                                                            -           -                  -           -
    Institutional Class
  Net Realized Gains from Security Transactions                        -           -                  -           -
    Class Z                                                            -           -                  -           -
    Advisor Class                                                      -           -                  -           -
    Class A                                                            -           -                  -           -
    Class C                                                            -           -                  -           -
    Class R                                                            -           -                  -           -
    Institutional Class                                                -           -                  -           -
  Total Dividends and Distributions
  Increase (Decrease) in Net Assets Derived from                       (60,594)    (67,308)           (18,942)    (45,361)
    Capital Share Transactions(1)                                      (61,980)    (15,401)           (21,400)    (2,048)
  Total Increase (Decrease) in Net Assets
Net Assets:                                                            223,009     238,410            182,348     184,396
  Beginning of Year                                                    $161,029    $223,009           $160,948    $182,348
  End of Year
  Undistributed Net Investment Income/(Accumulated                     $ -         $     -            $     -     $     -
    Net Investment Loss) - End of Year


                                                                        Old Mutual                Old Mutual
                                                                        Focused Fund              Growth Fund
                                                                        4/1/06 to   4/1/05 to     4/1/06 to   4/1/05 to
                                                                        3/31/07     3/31/06       3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                          $ 135       $ 15          $ (2,021)   $ (4,131)
  Net Realized Gain from Security Transactions,
    Securities Sold Short, Futures Contracts and Written Options        2,090       1,291         15,015      271,676
  Net Change in Unrealized Appreciation (Depreciation) on Investments,
    Securities Sold Short, Futures Contracts and Written Options        672         569           (2,229)     (110,766)
  Net Increase (Decrease) in Net Assets Resulting from Operations       2,897       1,875         10,765      156,779
Dividends and Distributions to Shareholders From:
  Net Investment Income                                                 (74)        (88)          -           -
    Class Z                                                             -           -             -           -
    Advisor Class                                                       (7)         -             -           -
    Class A                                                             -           -             -           -
    Class C                                                             -           -             -           -
    Class R                                                             -           -             -           -
    Institutional Class
  Net Realized Gains from Security Transactions                         -           -             -           -
    Class Z                                                             -           -             -           -
    Advisor Class                                                       -           -             -           -
    Class A                                                             -           -             -           -
    Class C                                                             -           -             -           -
    Class R                                                             -           -             -           -
    Institutional Class                                                 (81)        (88)          -           -
  Total Dividends and Distributions
  Increase (Decrease) in Net Assets Derived from                        8,540       (3,934)       (134,537)   (216,035)
    Capital Share Transactions(1)                                       11,356      (2,147)       (123,772)   (59,256)
  Total Increase (Decrease) in Net Assets
Net Assets:                                                             17,702      19,849        655,876     715,132
  Beginning of Year                                                     $29,058     $17,702       $ 532,104   $655,876
  End of Year
  Undistributed Net Investment Income/(Accumulated                      $ 69        $ 15          $ (2)       $ -
    Net Investment Loss) - End of Year

                                                                         Old Mutual              Old Mutual
                                                                         Heitman REIT Fund       Large Cap Fund
                                                                         4/1/06 to   4/1/05 to   4/1/06 to   4/1/05 to
                                                                         3/31/07     3/31/06     3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                           $ 1,644     $ 1,325     $ 771       $670
  Net Realized Gain from Security Transactions                           37,378      23,961      17,153      5,572
  Net Change in Unrealized Appreciation (Depreciation) on Investments    3,392       32,090      3,622       2,781
  Net Increase in Net Assets Resulting from Operations                   42,414      57,376      21,546      9,023
Dividends and Distributions to Shareholders From:
  Net Investment Income
    Class Z                                                              (3,959)     (2,656)     (707)       (563)
    Advisor Class                                                        (285)       (183)       (1)         (1)
    Class A                                                              (7)         (2)         -           -
    Class C                                                              (4)         (3)         -           -
    Class R                                                              -           -           -           -
    Institutional Class                                                  -           -           -           -
  Return of Capital
    Class Z                                                              -           (1,435)     -           -
    Advisor Class                                                        -           (126)       -           -
    Class A                                                              -           (2)         -           -
    Class C                                                              -           (4)         -           -
    Class R                                                              -           -           -           -
    Institutional Class                                                  -           -           -           -
  Net Realized Gains from Security Transactions
    Class Z                                                              (18,463)    (18,311)    -           -
    Advisor Class                                                        (1,369)     (1,478)     -           -
    Class A                                                              (46)        (19)        -           -
    Class C                                                              (28)        (58)        -           -
    Class R                                                              -           -           -           -
    Institutional Class                                                  -           -           -           -
  Total Dividends and Distributions                                      (24,161)    (24,277)    (708)       (564)
  Increase (Decrease) in Net Assets Derived from
    Capital Share Transactions(1)                                        (18,967)    7,223       (2,019)     (47,282)
  Total Increase (Decrease) in Net Assets                                (714)       40,322      18,819      (38,823)
Net Assets:
  Beginning of Year                                                      199,600     159,278     83,772      122,595
  End of Year                                                            $198,886    $199,600    $102,591    $ 83,772
  Undistributed (Distributions in Excess of) Net Investment
    Income - End of Year                                                 $ (48)      $ 3         $ 169       $ 106

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                        Old Mutual                     Old Mutual Large Cap
                                                                        Large Cap Growth Fund          Growth Concentrated Fund
                                                                        4/1/06 to    4/1/05 to         4/1/06 to   4/1/05 to
                                                                        3/31/07      3/31/06           3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                          $ (327)      $(654)            $ (538)     $(1,329)
  Net Realized Gain from Security Transactions                          8,133        44,218            5,462       44,639
  Net Change in Unrealized Appreciation (Depreciation) on Investments   (6,149)      (20,175)          (2,030)     (8,349)
  Net Increase in Net Assets Resulting from Operations                  1,657        23,389            2,894       34,961
Dividends and Distributions to Shareholders From:
  Net Investment Income                                                 -            -                 -           -
    Class Z                                                             -            -                 -           -
    Advisor Class                                                       -            -                 -           -
    Class A                                                             -            -                 -           -
    Class C                                                             -            -                 -           -
    Class R                                                             -            -                 -           -
    Institutional Class
  Return of Capital                                                     -            -                 -           -
    Class Z                                                             -            -                 -           -
    Advisor Class                                                       -            -                 -           -
    Class A                                                             -            -                 -           -
    Class C                                                             -            -                 -           -
    Class R                                                             -            -                 -           -
    Institutional Class
  Net Realized Gains from Security Transactions                         -            -                 -           -
    Class Z                                                             -            -                 -           -
    Advisor Class                                                       -            -                 -           -
    Class A                                                             -            -                 -           -
    Class C                                                             -            -                 -           -
    Class R                                                             -            -                 -           -
    Institutional Class                                                 -            -                 -           -
  Total Dividends and Distributions
  Increase (Decrease) in Net Assets Derived from                        (26,700)     (55,900)          (31,000)    (47,943)
    Capital Share Transactions(1)                                       (25,043)     (32,511)          (28,106)    (12,982)
  Total Increase (Decrease) in Net Assets
Net Assets:                                                             111,884      144,395           140,454     153,436
  Beginning of Year                                                     $ 86,841     $111,884          $112,348    $140,454
  End of Year
  Undistributed (Distributions in Excess of) Net Investment             $ -          $     -           $ -         $     -
    Income - End of Year

                                                                         Old Mutual               Old Mutual
                                                                         Mid-Cap Fund             Select Growth Fund
                                                                         4/1/06 to   4/1/05 to    4/1/06 to   4/1/05 to
                                                                         3/31/07     3/31/06      3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                           $ (1,455)   $(1,117)     $ (758)     $ (1,452)
  Net Realized Gain from Security Transactions                           48,902      61,229       6,360       42,134
  Net Change in Unrealized Appreciation (Depreciation) on Investments    (29,490)    9,699        (1,321)     (7,673)
  Net Increase in Net Assets Resulting from Operations                   17,957      69,811       4,281       33,009
Dividends and Distributions to Shareholders From:
  Net Investment Income                                                  -           (316)        -           -
    Class Z                                                              -           -            -           -
    Advisor Class                                                        -           -            -           -
    Class A                                                              -           -            -           -
    Class C                                                              -           -            -           -
    Class R                                                              -           -            -           -
    Institutional Class
  Return of Capital                                                      -           -            -           -
    Class Z                                                              -           -            -           -
    Advisor Class                                                        -           -            -           -
    Class A                                                              -           -            -           -
    Class C                                                              -           -            -           -
    Class R                                                              -           -            -           -
    Institutional Class
  Net Realized Gains from Security Transactions                          (73,764)    (33,271)     -           -
    Class Z                                                              (1,389)     (638)        -           -
    Advisor Class                                                        (46)        (19)         -           -
    Class A                                                              (69)        (22)         -           -
    Class C                                                              -           -            -           -
    Class R                                                              -           -            -           -
    Institutional Class                                                  (75,268)    (34,266)     -           -
  Total Dividends and Distributions
  Increase (Decrease) in Net Assets Derived from                         (100,165)   (88,381)     (35,633)    (46,458)
    Capital Share Transactions(1)                                        (157,476)   (52,836)     (31,352)    (13,449)
  Total Increase (Decrease) in Net Assets
Net Assets:                                                              411,664     464,500      150,270     163,719
  Beginning of Year                                                      $ 254,188   $411,664     $118,918    $150,270
  End of Year
  Undistributed (Distributions in Excess of) Net Investment              $ 22        $ -          $ -         $ -
    Income - End of Year

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

                                                               Old Mutual            Old Mutual Strategic     Old Mutual TS&W
                                                               Small Cap Fund        Small Company Fund       Small Cap Value Fund
                                                               4/1/06 to 4/1/05 to   4/1/06 to   4/1/05 to    4/1/06 to    4/1/05 to
                                                               3/31/07   3/31/06     3/31/07     3/31/06      3/31/07      3/31/06
Investment Activities:
  Net Investment Income (Loss)                                 $ (184)     $ (177)     $ (361)     $ (434)    $ (375)      $ (444)
  Net Realized Gain (Loss) from Security Transactions
    and Futures Contracts                                      3,736       8,427       2,717       16,460     7,386        11,628
  Net Increase from Payments by Affiliate (1)                  -           -           -           -          -            -
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments and Futures Contracts                       959         (1,871)     (872)       (6,407)    (1,357)      3,454
  Net Increase in Net Assets Resulting from Operations         4,511       6,379       1,484       9,619      5,654        14,638
Dividends and Distributions to Shareholders From:
  Net Investment Income
    Class Z                                                    -           -           -           -          -            -
    Advisor Class                                              -           -           -           -          -            -
    Class A                                                    -           -           -           -          -            -
    Class C                                                    -           -           -           -          -            -
    Class R                                                    -           -           -           -          -            -
    Institutional Class                                        -           -           -           -          -            -
  Net Realized Gains from Security Transactions
    Class Z                                                    -           -           (10,783)    -           (9,531)      (6,016)
    Advisor Class                                              -           -           (290)       -           -            -
    Class A                                                    -           -           (331)       -           (125)        (81)
    Class C                                                    -           -           (22)        -           (171)        (96)
    Class R                                                    -           -           -           -           -            -
    Institutional Class                                        -           -           -           -           -            -
  Total Dividends and Distributions                            -           -           (11,426)    -           (9,827)      (6,193)
  Increase (Decrease) in Net Assets Derived from
    Capital Share Transactions (2)                             (8,173)     (17,052)    (1,761)     (12,776)    2,655        (31,655)
  Total Increase (Decrease) in Net Assets                      (3,662)     (10,673)    (11,703)    (3,157)     (1,518)      (23,210)
Net Assets:
  Beginning of Year                                            50,051      60,724      49,679      52,836      70,385       93,595
  End of Year                                                  $46,389     $ 50,051      $ 37,976    $ 49,679  $68,867      $ 70,385
  Undistributed (Distributions in Excess of) Net Investment
    Income/(Accumulated Net Investment Loss) - End of Year     $ 2         $ -           $ 4         $ -       $ 8          $ (5)

(1)  See Note 3.
(2)  See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                                       Old Mutual              Old Mutual
                                                               Old Mutual              Dwight Intermediate     Dwight Short Term
                                                               Cash Reserves Fund      Fixed Income Fund       Fixed Income Fund
                                                               4/1/06 to   4/1/05 to   4/1/06 to 4/1/05 to     4/1/06 to   4/1/05 to
                                                               3/31/07     3/31/06     3/31/07 3/31/06         3/31/07     3/31/06
Investment Activities:
  Net Investment Income (Loss)                                 $ 1,537     $ 1,111     $ 357       $ 307       $ 8,120     $ 9,496

    and Futures Contracts                                      -           (1)         24         (14)         (398)       (1,829)
  Net Increase from Payments by Affiliate (1)                  -           1           -          -            -           -
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments and Futures Contracts                       -           -           59         (84)         3,149       1,011
  Net Increase in Net Assets Resulting from Operations         1,537       1,111       440        209          10,871      8,678
Dividends and Distributions to Shareholders From:
  Net Investment Income
    Class Z                                                    (1,537)     (1,111)     (345)      (307)        (7,989)     (9,693)
    Advisor Class                                              -           -           -          -            (20)        (43)
    Class A                                                    -           -           (10)       (2)          (2)         (1)
    Class C                                                    -           -           (3)        (2)          (2)         (1)
    Class R                                                    -           -           -          -            -           -
    Institutional Class                                        -           -           -          -            -           -
  Net Realized Gains from Security Transactions
    Class Z                                                    -           -           -          (18)         -           -
    Advisor Class                                              -           -           -          -            -           -
    Class A                                                    -           -           -          -            -           -
    Class C                                                    -           -           -          -            -           -
    Class R                                                    -           -           -          -            -           -
    Institutional Class                                        -           -           -          -            -           -
  Total Dividends and Distributions                            (1,537)     (1,111)     (358)      (329)        (8,013)     (9,738)
  Increase (Decrease) in Net Assets Derived from
    Capital Share Transactions (2)                             (1,594)     (7,217)     444        426          (69,519)    (138,393)
  Total Increase (Decrease) in Net Assets                      (1,594)     (7,217)     526        306          (66,661)    (139,453)
Net Assets:
  Beginning of Year                                            34,503      41,720      7,731      7,425        255,128     394,581
  End of Year                                                  $32,909     $34,503     $8,257     $7,731       $188,467    $ 255,128
  Undistributed (Distributions in Excess of) Net Investment
    Income/(Accumulated Net Investment Loss) - End of Year     $ -         $ -         $ -        $ -          $ (3)       $ -

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)


                Net                  Realized and                           Distri-                         Net
                Asset     Net        Unrealized                 Dividends   butions   Total                 Asset
                Value     Investment Gains or        Total      from Net    from      Dividends    Redemp-  Value
                Beginning Income     (Losses)        from       Investment  Capital   and Distri-  tion     End        Total
                of Period (Loss)     on Securities   Operations Income      Gains     butions      Fees     of Period  Return+
OLD MUTUAL ANALYTIC U.S. LONG/SHORTFUND
Class Z
2007            $11.70    $0.08(1)   $2.46           $2.54      $(0.04)     $-        $(0.04)      $-       $14.20     21.74%
2006            10.60     0.05(1)    1.13            1.18       (0.08)      -         (0.08)       -        11.70      11.16%
2005            9.84      0.06(1)    0.77            0.83       (0.07)      -         (0.07)       -        10.60      8.49%
2004            7.35      0.05(1)    2.48            2.53       (0.04)      -         (0.04)       -        9.84       34.50%
2003            10.42     0.06       (3.06)          (3.00)     (0.07)      -         (0.07)       -        7.35       (28.83)%
Advisor Class
2007(2)         $13.51    $0.01(1)   $0.66           $0.67      $-          $-        $-           $-       $14.18     4.96%
Class A
2007            $11.68    $0.05(1)   $2.44           $2.49      $(0.02)     $-        $(0.02)      $-       $14.15     21.33%
2006            10.58     0.03(1)    1.13            1.16       (0.06)      -         (0.06)       -        11.68      10.97%
2005            9.83      0.04(1)    0.77            0.81       (0.06)      -         (0.06)       -        10.58      8.21%
2004(+++)       8.66      0.03(1)    1.18            1.21       (0.04)      -         (0.04)       -        9.83       13.95%
Class C
2007            $11.60    $(0.06)(1) $2.42           $2.36      $-          $-        $-           $0.02    $13.98     20.52%
2006            10.53     (0.05)(1)  1.12            1.07       -           -         -            -        11.60      10.16%
2005            9.81      (0.04)(1)  0.76            0.72       -           -         -            -        10.53      7.34%
2004(+++)       8.66      (0.02)(1)  1.18            1.16       (0.01)      -         (0.01)       -        9.81       13.41%
Class R
2007(2)         $13.51    $ - (1)    $0.66           $0.66      $-          $-        $-           $-       $14.17     4.89%
Institutional Class
2007(2)         $13.51    $0.03(1)   $0.66           $0.69      $-          $-        $-           $-       $14.20     5.11%

OLD MUTUAL BARROW HANLEY VALUE FUND
Class Z
2007            $16.61    $0.19(1)   $1.37           $1.56      $(0.21)     $(9.14)   $(9.35)      $-       $8.82      14.03%
2006            16.65     0.09(1)    0.68            0.77       (0.14)      (0.67)    (0.81)       -        16.61      4.69%
2005            15.88     0.06(1)    0.99            1.05       (0.05)      (0.23)    (0.28)       -        16.65      6.64%
2004            11.84     0.05(1)    4.07            4.12       (0.06)      (0.02)    (0.08)       -        15.88      34.82%
2003            16.40     0.14       (4.31)          (4.17)     (0.15)      (0.24)    (0.39)       -        11.84      (25.73)%
Advisor Class
2007            $16.58    $0.16(1)   $1.37           $1.53      $(0.15)     $(9.14)   $(9.29)      $-       $8.82      13.83%
2006            16.62     0.07(1)    0.65            0.72       (0.09)      (0.67)    (0.76)       -        16.58      4.39%
2005            15.86     0.01(1)    1.01            1.02       (0.03)      (0.23)    (0.26)       -        16.62      6.41%
2004(++++)      14.23     0.04(1)    1.66            1.70       (0.05)      (0.02)    (0.07)       -        15.86      11.97%
Class A
2007            $16.58    $0.15(1)   $1.38           $1.53      $(0.17)     $(9.14)   $(9.31)      $-       $8.80      13.86%
2006            16.62     0.06(1)    0.65            0.71       (0.08)      (0.67)    (0.75)       -        16.58      4.34%
2005            15.86     0.02(1)    1.00            1.02       (0.03)      (0.23)    (0.26)       -        16.62      6.41%
2004(+++)       14.22     0.03(1)    1.69            1.72       (0.06)      (0.02)    (0.08)       -        15.86      12.07%
Class C
2007            $16.37    $0.06(1)   $1.33           $1.39      $-          $(9.14)   $(9.14)      $-       $8.62      12.78%
2006            16.46     (0.06)(1)  0.64            0.58       -           (0.67)    (0.67)       -        16.37      3.58%
2005            15.80     (0.11)(1)  1.00            0.89       -           (0.23)    (0.23)       -        16.46      5.62%
2004(+++)       14.22     (0.05)(1)  1.69            1.64       (0.04)      (0.02)    (0.06)       -        15.80      11.56%
Class R
2007(2)         $8.69     $0.03(1)   $0.09          $0.12       $-          $-        $-           $-       $8.81      1.38%
Institutional Class
2007(2)         $8.69     $0.05(1)   $0.09          $0.14       $-          $-        $-           $-       $8.83      1.61%



                                                      Ratio of Net
                 Net        Ratio        Ratio        Investment
                 Assets     of Net       of Gross     Income
                 End        Expenses     Expenses to  (Loss)         Portfolio
                 of Period  to Average   Average Net  to Average     Turnover
                 (000)      Net Assets*  Assets^^^,*  Net Assets*    Rate+
OLD MUTUAL ANALYTIC U.S. LONG/SHORTFUND
Class Z
2007             $150,654   1.24%(@)     1.56%        0.59%          93.42%
2006             27,771     1.27%(@)     1.30%        0.47%          208.15%
2005             55,219     1.28%        1.28%        0.57%          173.71%
2004             65,668     1.24%        1.25%        0.59%          267.41%
2003             53,983     1.19%        1.31%        0.62%          212.69%
Advisor Class
2007(2)          $-         1.38%(@)     270.71%      0.33%          93.42%
Class A
2007             $2,546     1.48%(@)     2.47%        0.39%          93.42%
2006             387        1.49%(@)     1.54%        0.29%          208.15%
2005             177        1.53%        1.53%        0.38%          173.71%
2004(+++)        82         1.48%        1.49%        0.41%          267.41%
Class C
2007             $816       2.24%(@)     3.95%        (0.45)%        93.42%
2006             157        2.25%(@)     2.29%        (0.50)%        208.15%
2005             89         2.28%        2.28%        (0.42)%        173.71%
2004(+++)        78         2.23%        2.24%        (0.35)%        267.41%
Class R
2007(2)          $-         1.71%(@)     4,541.53%    0.04%          93.42%
Institutional Class
2007(2)          $-         1.01%(@)     2,495.13%    0.73%          93.42%

OLD MUTUAL BARROW HANLEY VALUE FUND
Class Z
2007             $124,884   1.10%        1.43%        1.52%          62.56%
2006             311,142    1.37%        1.45%        0.51%          26.88%
2005             1,374,194  1.44%        1.46%        0.34%          20.03%
2004             1,128,195  1.48%        1.49%        0.36%          24.31%
2003             647,508    1.45%        1.52%        1.00%          50.05%
Advisor Class
2007             $251       1.35%        2.68%        1.25%          62.56%
2006             758        1.59%        1.64%        0.44%          26.88%
2005             894        1.69%        1.71%        0.09%          20.03%
2004(++++)       723        1.75%        1.76%        0.35%          24.31%
Class A
2007             $2,806     1.35%        1.79%        1.27%          62.56%
2006             3,791      1.59%        1.66%        0.38%          26.88%
2005             5,827      1.69%        1.71%        0.12%          20.03%
2004(+++)        2,555      1.75%        1.76%        0.25%          24.31%
Class C
2007             $3,283     2.10%        2.56%        0.52%          62.56%
2006             5,988      2.35%        2.42%        (0.37)%        26.88%
2005             10,143     2.44%        2.46%        (0.65)%        20.03%
2004(+++)        3,093      2.50%        2.51%        (0.48)%        24.31%
Class R
2007(2)          $-         1.66%        4,635.05%    1.36%          62.56%
Institutional Class
2007(2)          $-         0.93%        2,546.53%    2.10%          62.56%

The accompanying notes are an integral part of the financial statements.

         Net                       Realized and                             Distri-                          Net
         Asset                     Unrealized                   Dividends   butions    Total                 Asset
         Value      Net            Gains or       Total         from Net    from       Dividends    Redemp-  Value
         Beginning  Investment     (Losses)       from          Investment  Capital    and Distri-  tion     End        Total
         of Period  Loss           on Securities  Operations    Income      Gains      butions      Fees     of Period  Return+
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
Class Z
2007      $13.04     $(0.13) (1)   $ 0.23         $ 0.10        $ -         $ -        $ -          $ -      $13.14     0.77%
2006      10.40      (0.14) (1)    2.78           2.64          -           -          -            -        13.04      25.38%
2005      10.77      (0.13) (1)    (0.24)         (0.37)        -           -          -            -        10.40      (3.44)%
2004      7.31       (0.14) (1)    3.60           3.46          -           -          -            -        10.77      47.33%
2003      14.79      (0.11) (1)    (7.37)         (7.48)        -           -          -            -        7.31       (50.57)%
Advisor Class
2007      $12.88      $(0.16) (1)   $ 0.22        $ 0.06        $ -         $ -        $ -          $ -      $12.94     0.47%
2006      10.29      (0.16) (1)    2.75           2.59          -           -          -            -        12.88      25.17%
2005      10.68      (0.15) (1)    (0.24)         (0.39)        -           -          -            -        10.29      (3.65)%
2004      7.27       (0.16) (1)    3.57           3.41          -           -          -            -        10.68      46.91%
2003      14.75      (0.13) (1)    (7.35)         (7.48)        -           -          -            -        7.27       (50.71)%
Class A
2007      $12.96     $(0.16) (1)   $ 0.22         $ 0.06        $ -         $ -        $ -          $ -      $13.02     0.46%
2006      10.36      (0.17) (1)    2.77           2.60          -           -          -            -        12.96      25.10%
2005      10.75      (0.15) (1)    (0.24)         (0.39)        -           -          -            -        10.36      (3.63)%
2004 (++) 9.69       (0.08) (1)    1.14           1.06          -           -          -            -        10.75      10.94%
Class C
2007      $12.72     $(0.25) (1)   $ 0.21         $(0.04)       $ -         $ -        $ -          $ -      $12.68     (0.31)%
2006      10.24      (0.25) (1)    2.73           2.48          -           -          -            -        12.72      24.22%
2005      10.71      (0.23) (1)    (0.24)         (0.47)        -           -          -            -        10.24      (4.39)%
2004 (++) 9.69       (0.13) (1)    1.15           1.02          -           -          -            -        10.71      10.53%
Class R
2007 (2)  $13.02     $(0.06) (1)   $ 0.15         $ 0.09        $ -         $ -        $ -          $ -      $13.11     0.69%
Institutional Class
2007 (2)  $13.02     $(0.03) (1)   $ 0.15         $ 0.12        $ -         $ -        $ -          $ -      $13.14     0.92%
OLD MUTUAL EMERGING GROWTH FUND
Class Z
2007      $15.83     $(0.16) (1)   $ 0.12         $(0.04)       $ -         $ -        $ -          $ -      $15.79     (0.25)%
2006      12.42      (0.17) (1)    3.58           3.41          -           -          -            -        15.83      27.46%
2005      12.66      (0.16) (1)    (0.08)         (0.24)        -           -          -            -        12.42      (1.90)%
2004      7.94       (0.16) (1)    4.88           4.72          -           -          -            -        12.66      59.45%
2003      14.23      (0.14)        (6.15)         (6.29)        -           -          -            -        7.94       (44.20)%
Advisor Class
2007 (2)  $15.20     $(0.06) (1)   $ 0.63         $ 0.57        $ -         $ -        $ -          $ -      $15.77     3.75%
Class A
2007      $15.71     $(0.20) (1)   $ 0.12         $(0.08)       $ -         $ -        $ -          $ -      $15.63     (0.51)%
2006      12.36      (0.20) (1)    3.55           3.35          -           -          -            -        15.71      27.10%
2005      12.63      (0.19) (1)    (0.08)         (0.27)        -           -          -            -        12.36      (2.14)%
2004 (++) 12.03      (0.10) (1)    0.70           0.60          -           -          -            -        12.63      4.99%
Class C
2007      $15.42     $(0.30) (1)   $ 0.11         $(0.19)       $ -         $ -        $ -          $ -      $15.23     (1.23)%
2006      12.22      (0.30) (1)    3.50           3.20          -           -          -            -        15.42      26.19%
2005      12.59      (0.28) (1)    (0.09)         (0.37)        -           -          -            -        12.22      (2.94)%
2004 (++) 12.03      (0.15) (1)    0.71           0.56          -           -          -            -        12.59      4.66%
Class R
2007 (2)  $15.20     $(0.07) (1)   $ 0.63         $ 0.56        $ -         $ -        $ -          $ -      $15.76     3.68%
Institutional Class
2007 (2)  $15.20     $(0.04) (1)   $ 0.63         $ 0.59        $ -         $ -        $ -          $ -      $15.79     3.88%


          Net        Ratio         Ratio           Ratio of Net
          Assets     of Net        of Gross        Investment
          End        Expenses      Expenses to     Loss          Portfolio
          of Period  to Average    Average Net     to Average    Turnover
          (000)      Net Assets*   Assets^^^,*     Net Assets*   Rate+
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
Class Z
2007      $160,833   1.45%         1.84%           (1.06)%       126.47%
2006      222,617    1.59%         1.62%           (1.24)%       104.99%
2005      229,768    1.64%         1.64%           (1.22)%       63.05%
2004      314,112    1.66%         1.67%           (1.40)%       135.24%
2003      262,244    1.54%         1.54%           (1.24)%       261.67%
Advisor Class
2007      $ -        1.69%         10.22%          (1.32)%       126.47%
2006      201        1.87%         1.88%           (1.50)%       104.99%
2005      8,536      1.89%         1.89%           (1.45)%       63.05%
2004      14,303     1.90%         1.91%           (1.64)%       135.24%
2003      7,285      1.79%         1.79%           (1.47)%       261.67%
Class A
2007      $ 73       1.70%         8.11%           (1.31)%       126.47%
2006      67         1.83%         1.87%           (1.48)%       104.99%
2005      53         1.90%         1.90%           (1.47)%       63.05%
2004 (++) 55         1.86%         1.87%           (1.56)%       135.24%
Class C
2007      $ 123      2.45%         6.06%           (2.06)%       126.47%
2006      124        2.57%         2.61%           (2.19)%       104.99%
2005      53         2.65%         2.65%           (2.22)%       63.05%
2004 (++) 55         2.61%         2.62%           (2.31)%       135.24%
Class R
2007 (2)  $ -        2.00%         4,637.59%       (1.56)%       126.47%
Institutional Class
2007 (2)  $ -        1.22%         2,547.92%       (0.80)%       126.47%
OLD MUTUAL EMERGING GROWTH FUND
Class Z
2007      $160,761   1.30%         1.57%           (1.08)%       221.65%
2006      182,191    1.43%         1.45%           (1.23)%       157.70%
2005      184,294    1.46%         1.47%           (1.36)%       68.28%
2004      278,178    1.40%         1.41%           (1.30)%       96.38%
2003      201,460    1.55%         1.55%           (1.44)%       218.32%
Advisor Class
2007 (2)  $ -        1.55%         2,258.98%       (1.45)%       221.65%
Class A
2007      $ 65       1.55%         8.19%           (1.33)%       221.65%
2006      65         1.68%         1.70%           (1.48)%       157.70%
2005      51         1.71%         1.72%           (1.61)%       68.28%
2004 (++) 53         1.62%         1.63%           (1.57)%       96.38%
Class C
2007      $ 122      2.30%         6.89%           (2.08)%       221.65%
2006      92         2.41%         2.44%           (2.21)%       157.70%
2005      51         2.46%         2.47%           (2.36)%       68.28%
2004 (++) 52         2.37%         2.38%           (2.32)%       96.38%
Class R
2007 (2)  $ -        1.85%         4,571.29%       (1.75)%       221.65%
Institutional Class
2007 (2)  $ -        1.07%         2,511.60%       (0.98)%       221.65%

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

           Net                      Realized and                                                                         Net
           Asset      Net           Unrealized                  Dividends       Distributions   Total                    Asset
           Value      Investment    Gains or        Total       from Net        from            Dividends       Redemp-  Value
           Beginning  Income        (Losses)        from        Investment      Capital         and             tion     End
           of Period  (Loss)        on Securities   Operations  Income          Gains           Distributions   Fees     of Period
OLD MUTUAL FOCUSED FUND
Class Z
2007       $20.36     $ 0.13 (1)    $ 3.10          $ 3.23      $(0.06)         $ -             $(0.06)         $ -      $23.53
2006       18.61      0.02 (1)      1.82            1.84        (0.09)          -               (0.09)          -        20.36
2005       17.19      0.07 (1)      1.35            1.42        -               -               -               -        18.61
2004       12.01      (0.02) (1)    5.20            5.18        -               -               -               -        17.19
2003       16.20      (0.02)        (4.17)          (4.19)      -               -               -               -        12.01
Advisor Class
2007 (2)   $24.26     $ 0.02 (1)    $(0.78)         $(0.76)     $ -             $ -             $ -             $ -      $23.50
Class A
2007       $20.29     $ 0.12 (1)    $ 3.03          $ 3.15      $(0.05)         $ -             $(0.05)         $ -      $23.39
2006       18.55      (0.03) (1)    1.81            1.78        (0.04)          -               (0.04)          -        20.29
2005       17.17      0.03 (1)      1.35            1.38        -               -               -               -        18.55
2004 (++)  14.79      (0.03) (1)    2.41            2.38        -               -               -               -        17.17
Class C
2007       $19.95     $(0.07) (1)   $ 3.00          $ 2.93      $ -             $ -             $ -             $ -      $22.88
2006       18.34      (0.17) (1)    1.78            1.61        -               -               -               -        19.95
2005       17.10      (0.10) (1)    1.34            1.24        -               -               -               -        18.34
2004 (++)  14.79      (0.09) (1)    2.40            2.31        -               -               -               -        17.10
Class R
2007 (2)   $24.26     $ - (1)       $(0.78)         $(0.78)     $ -             $ -             $ -             $ -      $23.48
Institutional Class
2007 (2)   $24.26     $ 0.06 (1)    $(0.78)         $(0.72)     $ -             $ -             $ -             $ -      $23.54
OLD MUTUAL GROWTH FUND
Class Z
2007       $23.21     $(0.08) (1)   $ 0.77          $ 0.69      $ -             $ -             $ -             $ -      $23.90
2006       18.36      (0.12) (1)    4.97            4.85        -               -               -               -        23.21
2005       18.34      (0.19) (1)    0.21            0.02        -               -               -               -        18.36
2004       13.90      (0.20) (1)    4.64            4.44        -               -               -               -        18.34
2003       18.94      (0.17) (1)    (4.87)          (5.04)      -               -               -               -        13.90
Advisor Class
2007       $22.62     $(0.13) (1)   $ 0.74          $ 0.61      $ -             $ -             $ -             $ -      $23.23
2006       17.94      (0.18) (1)    4.86            4.68        -               -               -               -        22.62
2005       17.98      (0.24) (1)    0.20            (0.04)      -               -               -               -        17.94
2004       13.66      (0.24) (1)    4.56            4.32        -               -               -               -        17.98
2003       18.66      (0.21) (1)    (4.79)          (5.00)      -               -               -               -        13.66
Class A
2007       $23.07     $(0.13) (1)   $ 0.76          $ 0.63      $ -             $ -             $ -             $ -      $23.70
2006       18.29      (0.14) (1)    4.92            4.78        -               -               -               -        23.07
2005       18.32      (0.25) (1)    0.22            (0.03)      -               -               -               -        18.29
2004 (++)  16.68      (0.13) (1)    1.77            1.64        -               -               -               -        18.32
Class C
2007       $22.64     $(0.30) (1)   $ 0.74          $ 0.44      $ -             $ -             $ -             $ -      $23.08
2006       18.09      (0.30) (1)    4.85            4.55        -               -               -               -        22.64
2005       18.25      (0.38) (1)    0.22            (0.16)      -               -               -               -        18.09
2004 (++)  16.68      (0.20) (1)    1.77            1.57        -               -               -               -        18.25
Class R
2007 (2)   $23.05     $(0.06) (1)   $ 0.88          $ 0.82      $ -             $ -             $ -             $ -      $23.87
Institutional Class
2007 (2)   $23.05     $(0.02) (1)   $ 0.88          $ 0.86      $ -             $ -             $ -             $ -      $23.91


                                                                      Ratio of Net
                       Net             Ratio          Ratio           Investment
                       Assets          of Net         of Gross        Income
                       End             Expenses       Expenses to     (Loss)          Portfolio
           Total       of Period       to Average     Average Net     to Average      Turnover
           Return+     (000)           Net Assets*    Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL FOCUSED FUND
Class Z
2007       15.85%      $ 25,555        1.15%          1.44%           0.57%           95.63%
2006       9.88%       17,566          1.39%          1.47%           0.08%           110.47%
2005       8.26%       19,724          1.49%          1.62%           0.42%           192.04%
2004       43.13%      26,574          1.50%          1.54%           (0.15)%         240.63%
2003       (25.86)%    23,293          1.50%          1.50%           (0.23)%         281.70%
Advisor Class
2007 (2)   (3.13)%     $ -             1.41%          2,343.97%       0.33%           95.63%
Class A
2007       15.52%      $ 3,265         1.40%          1.73%           0.50%           95.63%
2006       9.59%       69              1.64%          1.72%           (0.15)%         110.47%
2005       8.04%       63              1.74%          1.87%           0.20%           192.04%
2004 (++)  16.09%      58              1.77%          1.85%           (0.36)%         240.63%
Class C
2007       14.69%      $ 238           2.15%          5.22%           (0.33)%         95.63%
2006       8.78%       67              2.39%          2.47%           (0.90)%         110.47%
2005       7.25%       62              2.49%          2.62%           (0.55)%         192.04%
2004 (++)  15.62%      58              2.52%          2.60%           (1.11)%         240.63%
Class R
2007 (2)   (3.22)%     $ -             1.71%          4,740.42%       0.04%           95.63%
Institutional Class
2007 (2)   (2.97)%     $ -             0.83%          2,604.40%       0.91%           95.63%
OLD MUTUAL GROWTH FUND
Class Z
2007       2.97%       $ 531,797       1.10%          1.33%           (0.36)%         93.58%
2006       26.42%      655,520         1.35%          1.37%           (0.61)%         102.94%
2005       0.11%       714,903         1.40%          1.40%           (1.16)%         36.93%
2004       31.94%      986,917         1.38%          1.39%           (1.16)%         163.61%
2003       (26.61)%    1,118,887       1.42%          1.42%           (1.12)%         167.87%
Advisor Class
2007       2.70%       $ 66            1.35%          7.85%           (0.61)%         93.58%
2006       26.09%      64              1.61%          1.63%           (0.93)%         102.94%
2005       (0.22)%     120             1.65%          1.65%           (1.39)%         36.93%
2004       31.63%      40,534          1.63%          1.64%           (1.42)%         163.61%
2003       (26.80)%    33,619          1.67%          1.67%           (1.37)%         167.87%
Class A
2007       2.73%       $ 96            1.35%          5.41%           (0.56)%         93.58%
2006       26.13%      224             1.55%          1.57%           (0.67)%         102.94%
2005       (0.16)%     55              1.65%          1.65%           (1.41)%         36.93%
2004 (++)  9.83%       55              1.61%          1.62%           (1.42)%         163.61%
Class C
2007       1.94%       $ 145           2.10%          5.91%           (1.36)%         93.58%
2006       25.15%      68              2.34%          2.36%           (1.53)%         102.94%
2005       (0.88)%     54              2.40%          2.40%           (2.16)%         36.93%
2004 (++)  9.41%       55              2.36%          2.37%           (2.17)%         163.61%
Class R
2007 (2)   3.56%       $ -             1.65%          4,579.04%       (0.98)%         93.58%
Institutional Class
2007 (2)   3.73%       $ -             0.97%          2,515.87%       (0.30)%         93.58%


The accompanying notes are an integral part of the financial statements.


                                          Realized and
                Net                       Unrealized                                Distri-
                Asset       Net           Gains or                    Dividends     butions                     Total
                Value       Investment    (Losses)      Total         from Net      from        Return          Dividends
                Beginning   Income        on            from          Investment    Capital     of              and
                of Period   (Loss)        Securities    Operations    Income        Gains       Capital         Distributions
OLD MUTUAL HEITMAN REIT FUND
Class Z
2007            $14.28      $ 0.12 (1)    $ 2.57        $ 2.69        $(0.30)       $(1.33)     $ -             $(1.63)
2006            11.77       0.10 (1)      4.07          4.17          (0.19)        (1.36)      (0.11) (3)      (1.66)
2005            11.66       0.30 (1)      1.01(^^^^)    1.31          (0.29)        (0.91)      -               (1.20)
2004            8.06        0.31 (1)      3.80          4.11          (0.34)        (0.12)      (0.05) (3)      (0.51)
2003            9.58        0.30 (1)      (0.87)        (0.57)        (0.31)        (0.61)      (0.03) (3)      (0.95)
Advisor Class
2007            $14.21      $ 0.09 (1)    $ 2.55        $ 2.64        $(0.26)       $(1.33)     $ -             $(1.59)
2006            11.72       0.06 (1)      4.06          4.12          (0.16)        (1.36)      (0.11) (3)      (1.63)
2005            11.61       0.26 (1)      1.02(^^^^)    1.28          (0.26)        (0.91)      -               (1.17)
2004            8.03        0.30 (1)      3.76          4.06          (0.31)        (0.12)      (0.05) (3)      (0.48)
2003            9.55        0.27 (1)      (0.86)        (0.59)        (0.30)        (0.61)      (0.02) (3)      (0.93)
Class A
2007            $14.28      $ 0.08 (1)    $ 2.57        $ 2.65        $(0.26)       $(1.33)     $ -             $(1.59)
2006            11.77       0.07 (1)      4.07          4.14          (0.16)        (1.36)      (0.11) (3)      (1.63)
2005            11.66       0.27 (1)      1.01(^^^^)    1.28          (0.26)        (0.91)      -               (1.17)
2004 (++)       9.84        0.14 (1)      2.02          2.16          (0.20)        (0.12)      (0.02) (3)      (0.34)
Class C
2007            $14.25      $ - (1)       $ 2.54        $ 2.54        $(0.14)       $(1.33)     $ -             $(1.47)
2006            11.75       (0.04) (1)    4.08          4.04          (0.07)        (1.36)      (0.11) (3)      (1.54)
2005            11.65       0.18 (1)      1.01(^^^^)    1.19          (0.18)        (0.91)      -               (1.09)
2004 (++)       9.84        0.03 (1)      2.09          2.12          (0.17)        (0.12)      (0.02) (3)      (0.31)
Class R
2007 (2)        $15.00      $ 0.06 (1)    $ 0.41        $ 0.47        $(0.13)       $ -         $ -             $(0.13)
Institutional Class
2007 (2)        $15.00      $ 0.10 (1)    $ 0.40        $ 0.50        $(0.16)       $ -         $ -             $(0.16)

                                                                                                Ratio
                                                                                                of Net
                            Net                    Net          Ratio           Ratio           Investment
                            Asset                  Assets       of Net          of Gross        Income
                            Value                  End          Expenses        Expenses to     (Loss)          Portfolio
                Redemption  End         Total      of Period    to Average      Average Net     to Average      Turnover
                Fees        of Period   Return+    (000)        Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL HEITMAN REIT FUND
Class Z
2007            $ -         $15.34      19.20%     $181,763     1.25%           1.30%           0.79%           67.95%
2006            -           14.28       37.47%     182,951      1.31%           1.31%           0.73%           69.95%
2005            -           11.77       10.96%     145,088      1.31%           1.31%           2.52%           82.58%
2004            -           11.66       52.08%     133,980      1.30%           1.31%           3.15%           78.20%
2003            -           8.06        (5.73)%    70,039       1.27%           1.33%           3.42%           110.81%
Advisor Class
2007            $ -         $15.26      18.95%     $ 16,346     1.50%           1.54%           0.60%           67.95%
2006            -           14.21       37.13%     15,849       1.56%           1.56%           0.46%           69.95%
2005            -           11.72       10.73%     13,886       1.56%           1.56%           2.25%           82.58%
2004            -           11.61       51.66%     17,664       1.55%           1.56%           3.04%           78.20%
2003            -           8.03        (5.99)%    14,578       1.52%           1.58%           3.15%           110.81%
Class A
2007            $ -         $15.34      18.89%     $ 389        1.50%           2.71%           0.56%           67.95%
2006            -           14.28       37.16%     267          1.56%           1.56%           0.54%           69.95%
2005            -           11.77       10.70%     68           1.56%           1.56%           2.27%           82.58%
2004 (++)       -           11.66       22.35%     61           1.56%           1.57%           2.63%           78.20%
Class C
2007            $ -         $15.32      18.07%     $ 388        2.25%           3.35%           (0.03)%         67.95%
2006            -           14.25       36.17%     533          2.31%           2.31%           (0.28)%         69.95%
2005            -           11.75       9.88%      236          2.31%           2.31%           1.54%           82.58%
2004 (++)       -           11.65       21.90%     156          2.30%           2.31%           0.63%           78.20%
Class R
2007 (2)        $ -         $15.34      3.15%      $ -          1.78%           4,432.43%       1.40%           67.95%
Institutional Class
2007 (2)        $ -         $15.34      3.37%      $ -          0.96%           2,435.56%       2.22%           67.95%


The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                Net                          Realized and
                Asset        Net             Unrealized                    Dividends     Distributions   Total
                Value        Investment      Gains or        Total         from Net      from            Dividends
                Beginning    Income          (Losses)        from          Investment    Capital         and             Redemption
                of Period    (Loss)          on Securities   Operations    Income        Gains           Distributions   Fees
OLD MUTUAL LARGE CAP FUND
Class Z
2007            $13.13       $ 0.09 (1)      $ 2.19          $ 2.28        $(0.05)       $ -             $(0.05)         $ -
2006            12.13        0.08 (1)        0.99            1.07          (0.07)        -               (0.07)          -
2005            11.93        0.08 (1)        0.25            0.33          (0.13)        -               (0.13)          -
2004            9.50         0.15 (1)        2.43            2.58          (0.15)        -               (0.15)          -
2003            13.34        0.13 (1)        (3.82)          (3.69)        (0.15)        -               (0.15)          -
Advisor Class
2007            $13.09       $ 0.05 (1)      $ 2.18          $ 2.23        $(0.02)       $ -             $(0.02)         $ -
2006            12.10        0.05 (1)        0.98            1.03          (0.04)        -               (0.04)          -
2005            11.89        0.05 (1)        0.25            0.30          (0.09)        -               (0.09)          -
2004            9.48         0.12 (1)        2.42            2.54          (0.13)        -               (0.13)          -
2003            13.30        0.09 (1)        (3.79)          (3.70)        (0.12)        -               (0.12)          -
Class A
2007            $13.12       $ 0.04 (1)      $ 2.19          $ 2.23        $(0.03)       $ -             $(0.03)         $ -
2006            12.12        0.05 (1)        0.99            1.04          (0.04)        -               (0.04)          -
2005            11.92        0.06 (1)        0.24            0.30          (0.10)        -               (0.10)          -
2004 (++)       11.08        0.05 (1)        0.93            0.98          (0.14)        -               (0.14)          -
Class C
2007            $13.02       $(0.06) (1)     $ 2.17          $ 2.11        $ -           $ -             $ -             $ -
2006            12.09        (0.05) (1)      0.98            0.93          -             -               -               -
2005            11.89        (0.03) (1)      0.25            0.22          (0.02)        -               (0.02)          -
2004 (++)       11.08        0.01 (1)        0.92            0.93          (0.12)        -               (0.12)          -
Class R
2007 (2)        $15.68       $(0.01) (1)     $(0.33)         $(0.34)       $ -           $ -             $ -             $ -
Institutional Class
2007 (2)        $15.68       $ 0.03 (1)      $(0.33)         $(0.30)       $ -           $ -             $ -             $ -


                Net                      Net           Ratio           Ratio           Ratio of Net
                Asset                    Assets        of Net          of Gross        Investment
                Value                    End           Expenses        Expenses to     Income (Loss)   Portfolio
                End          Total       of Period     to Average      Average Net     to Average      Turnover
                of Period    Return+     (000)         Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL LARGE CAP FUND
Class Z
2007            $15.36       17.32%      $101,625      1.15%           1.22%           0.58%           176.89%
2006            13.13        8.86%       83,294        1.23%           1.24%           0.64%           77.33%
2005            12.13        2.73%       122,043       1.21%           1.21%           0.69%           152.98%
2004            11.93        27.20%      214,710       1.20%           1.21%           1.34%           252.96%
2003            9.50         (27.73)%    283,989       1.20%           1.20%           1.18%           428.30%
Advisor Class
2007            $15.30       17.04%      $ 467         1.40%           2.34%           0.37%           176.89%
2006            13.09        8.51%       358           1.48%           1.49%           0.40%           77.33%
2005            12.10        2.53%       441           1.46%           1.46%           0.44%           152.98%
2004            11.89        26.81%      723           1.45%           1.46%           1.03%           252.96%
2003            9.48         (27.86)%    451           1.45%           1.45%           0.86%           428.30%
Class A
2007            $15.32       16.99%      $ 374         1.40%           4.48%           0.29%           176.89%
2006            13.12        8.61%       61            1.48%           1.49%           0.38%           77.33%
2005            12.12        2.50%       56            1.46%           1.46%           0.47%           152.98%
2004 (++)       11.92        8.91%       54            1.45%           1.46%           0.86%           252.96%
Class C
2007            $15.13       16.21%      $ 125         2.15%           7.38%           (0.42)%         176.89%
2006            13.02        7.69%       59            2.23%           2.24%           (0.37)%         77.33%
2005            12.09        1.81%       55            2.21%           2.21%           (0.29)%         152.98%
2004 (++)       11.89        8.49%       54            2.20%           2.21%           0.11%           252.96%
Class R
2007 (2)        $15.34       (2.17)%     $ -           1.71%           4,528.14%       (0.16)%         176.89%
Institutional Class
2007 (2)        $15.38       (1.91)%     $ -           0.87%           2,589.54%       0.68%           176.89%


The accompanying notes are an integral part of the financial statements.

                Net                           Realized and
                Asset                         Unrealized                  Dividends     Distributions   Total
                Value           Net           Gains or        Total       from Net      from            Dividends
                Beginning       Investment    (Losses)        from        Investment    Capital         and             Redemption
                of Period       Loss (1)      on Securities   Operations  Income        Gains           Distributions   Fees
OLD MUTUAL LARGE CAP GROWTH FUND
Class Z
2007            $22.82          $(0.08)       $ 0.64          $ 0.56      $ -           $ -             $ -             $ -
2006            19.20           (0.10)        3.72            3.62        -             -               -               -
2005            19.80           (0.08)        (0.52)          (0.60)      -             -               -               -
2004            15.10           (0.15)        4.85            4.70        -             -               -               -
2003            19.67           (0.11)        (4.46)          (4.57)      -             -               -               -
Advisor Class
2007            $22.52          $(0.13)       $ 0.62          $ 0.49      $ -           $ -             $ -             $ -
2006            18.99           (0.15)        3.68            3.53        -             -               -               -
2005            19.64           (0.14)        (0.51)          (0.65)      -             -               -               -
2004            15.02           (0.19)        4.81            4.62        -             -               -               -
2003            19.62           (0.15)        (4.45)          (4.60)      -             -               -               -
Class A
2007            $22.67          $(0.14)       $ 0.64          $ 0.50      $ -           $ -             $ -             $ -
2006            19.12           (0.15)        3.70            3.55        -             -               -               -
2005            19.77           (0.14)        (0.51)          (0.65)      -             -               -               -
2004 (+++)       17.45          (0.14)        2.46            2.32        -             -               -               -
Class C
2007            $22.22          $(0.29)       $ 0.61          $ 0.32      $ -           $ -             $ -             $ -
2006            18.88           (0.30)        3.64            3.34        -             -               -               -
2005            19.67           (0.27)        (0.52)          (0.79)      -             -               -               -
2004 (+++)      17.45           (0.23)        2.45            2.22        -             -               -               -
Class R
2007 (2)        $23.37          $(0.05)       $ 0.03          $(0.02)     $ -           $ -             $ -             $ -
Institutional Class
2007 (2)        $23.37          $ -           $ 0.03          $ 0.03      $ -           $ -             $ -             $ -


                 Net                      Net          Ratio           Ratio           Ratio of Net
                 Asset                    Assets       of Net          of Gross        Investment
                 Value                    End          Expenses        Expenses to     Loss            Portfolio
                 End          Total       of Period    to Average      Average Net     to Average      Turnover
                 of Period    Return+     (000)        Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL LARGE CAP GROWTH FUND
Class Z
2007            $23.38       2.45%       $ 86,240     1.25%           1.43%           (0.34)%         140.62%
2006            22.82        18.85%      111,398      1.31%           1.33%           (0.49)%         110.59%
2005            19.20        (3.03)%     143,955      1.32%           1.32%           (0.43)%         35.70%
2004            19.80        31.13%      184,688      1.34%           1.35%           (0.83)%         63.17%
2003            15.10        (23.23)%    172,972      1.33%           1.33%           (0.67)%         124.58%
Advisor Class
2007            $23.01       2.18%       $ 349        1.50%           2.72%           (0.59)%         140.62%
2006            22.52        18.59%      342          1.56%           1.57%           (0.71)%         110.59%
2005            18.99        (3.31)%     318          1.57%           1.57%           (0.72)%         35.70%
2004            19.64        30.76%      61           1.59%           1.60%           (1.09)%         63.17%
2003            15.02        (23.45)%    497          1.58%           1.58%           (0.93)%         124.58%
Class A
2007            $23.17       2.21%       $ 169        1.50%           4.49%           (0.61)%         140.62%
2006            22.67        18.57%      65           1.56%           1.57%           (0.70)%         110.59%
2005            19.12        (3.29)%     55           1.57%           1.57%           (0.72)%         35.70%
2004 (+++)      19.77        13.30%      77           1.58%           1.59%           (1.09)%         63.17%
Class C
2007            $22.54       1.44%       $ 83         2.25%           7.59%           (1.34)%         140.62%
2006            22.22        17.69%      79           2.31%           2.32%           (1.44)%         110.59%
2005            18.88        (4.02)%     67           2.32%           2.32%           (1.40)%         35.70%
2004 (+++)      19.67        12.72%      56           2.33%           2.34%           (1.83)%         63.17%
Class R
2007 (2)        $23.35       (0.09)%     $ -          1.80%           4,649.93%       (0.84)%         140.62%
Institutional Class
2007 (2)        $23.40       0.13%       $ -          0.97%           2,554.60%       (0.01)%         140.62%


The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                 Net                          Realized and
                 Asset                        Unrealized                   Dividends    Distributions   Total
                 Value          Net           Gains or        Total        from Net     from            Dividends
                 Beginning      Investment    (Losses)        from         Investment   Capital         and             Redemption
                 of Period      Loss (1)      on Securities   Operations   Income       Gains           Distributions   Fees
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
Class Z
2007            $17.78          $(0.08)       $ 0.58          $ 0.50       $ -          $ -             $ -             $ -
2006            14.03           (0.14)        3.89            3.75         -            -               -               -
2005            15.12           (0.09)        (1.00)          (1.09)       -            -               -               -
2004            11.35           (0.17)        3.94            3.77         -            -               -               -
2003            15.15           (0.09)        (3.71)          (3.80)       -            -               -               -
Advisor Class
2007            $17.55          $(0.12)       $ 0.57          $ 0.45       $ -          $ -             $ -             $ -
2006            13.89           (0.18)        3.84            3.66         -            -               -               -
2005            15.01           (0.13)        (0.99)          (1.12)       -            -               -               -
2004            11.30           (0.21)        3.92            3.71         -            -               -               -
2003            15.10           (0.12)        (3.68)          (3.80)       -            -               -               -
Class A
2007            $17.66          $(0.12)       $ 0.57          $ 0.45       $ -          $ -             $ -             $ -
2006            13.97           (0.17)        3.86            3.69         -            -               -               -
2005            15.10           (0.13)        (1.00)          (1.13)       -            -               -               -
2004 (++)       13.31           (0.12)        1.91            1.79         -            -               -               -
Class C
2007            $17.34          $(0.25)       $ 0.56          $ 0.31       $ -          $ -             $ -             $ -
2006            13.82           (0.29)        3.81            3.52         -            -               -               -
2005            15.05           (0.24)        (0.99)          (1.23)       -            -               -               -
2004 (++)       13.31           (0.17)        1.91            1.74         -            -               -               -
Class R
2007 (2)        $18.33          $(0.05)       $(0.03)         $(0.08)      $ -          $ -             $ -             $ -
Institutional Class
2007 (2)        $18.33          $(0.01)       $(0.03)         $(0.04)      $ -          $ -             $ -             $ -


                Net                         Net            Ratio           Ratio           Ratio of Net
                Asset                       Assets         of Net          of Gross        Investment
                Value                       End            Expenses        Expenses to     Loss            Portfolio
                End            Total        of Period      to Average      Average Net     to Average      Turnover
                of Period      Return+      (000)          Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
Class Z
2007            $18.28         2.81%        $111,341       1.25%           1.51%           (0.44)%         157.06%
2006            17.78          26.73%       140,148        1.41%           1.44%           (0.90)%         128.58%
2005            14.03          (7.21)%      153,215        1.46%           1.46%           (0.64)%         41.95%
2004            15.12          33.22%       217,059        1.46%           1.47%           (1.24)%         73.65%
2003            11.35          (25.08)%     209,192        1.48%           1.48%           (0.74)%         156.30%
Advisor Class
2007            $18.00         2.56%        $ 121          1.50%           5.05%           (0.69)%         157.06%
2006            17.55          26.35%       112            1.66%           1.69%           (1.14)%         128.58%
2005            13.89          (7.46)%      107            1.71%           1.71%           (0.85)%         41.95%
2004            15.01          32.83%       96             1.71%           1.72%           (1.50)%         73.65%
2003            11.30          (25.17)%     63             1.73%           1.73%           (1.00)%         156.30%
Class A
2007            $18.11         2.55%        $ 660          1.50%           2.78%           (0.67)%         157.06%
2006            17.66          26.41%       84             1.64%           1.68%           (1.05)%         128.58%
2005            13.97          (7.48)%      52             1.71%           1.71%           (0.88)%         41.95%
2004 (++)       15.10          13.45%       57             1.70%           1.71%           (1.56)%         73.65%
Class C
2007            $17.65         1.79%        $ 226          2.25%           5.00%           (1.45)%         157.06%
2006            17.34          25.47%       110            2.41%           2.44%           (1.84)%         128.58%
2005            13.82          (8.17)%      62             2.46%           2.46%           (1.60)%         41.95%
2004 (++)       15.05          13.07%       57             2.45%           2.46%           (2.31)%         73.65%
Class R
2007 (2)        $18.25         (0.44)%      $ -            1.80%           4,666.84%       (1.00)%         157.06%
Institutional Class
2007 (2)        $18.29         (0.22)%      $ -            0.97%           2,564.04%       (0.16)%         157.06%


The accompanying notes are an integral part of the financial statements.

                Net                        Realized and
                Asset                      Unrealized                   Dividends       Distributions   Total
                Value      Net             Gains or        Total        from Net        from            Dividends
                Beginning  Investment      (Losses)        from         Investment      Capital         and             Redemption
                of Period  Loss            on Securities   Operations   Income          Gains           Distributions   Fees
OLD MUTUAL MID-CAP FUND
Class Z
2007            $19.46     $(0.08) (1)     $ 1.11          $ 1.03       $ -             $(4.10)         $(4.10)         $ -
2006            17.97      (0.05) (1)      3.09            3.04         (0.01)          (1.54)          (1.55)          -
2005            17.93      (0.03) (1)      1.73            1.70         -               (1.66)          (1.66)          -
2004            12.29      (0.07) (1)      5.71            5.64         -               -               -               -
2003            15.74      (0.04) (1)      (3.41)          (3.45)       -               -               -               -
Advisor Class
2007            $19.22     $(0.12) (1)     $ 1.09          $ 0.97       $ -             $(4.10)         $(4.10)         $ -
2006            17.79      (0.09) (1)      3.06            2.97         -               (1.54)          (1.54)          -
2005            17.82      (0.07) (1)      1.70            1.63         -               (1.66)          (1.66)          -
2004            12.25      (0.11) (1)      5.68            5.57         -               -               -               -
2003            15.72      (0.07) (1)      (3.40)          (3.47)       -               -               -               -
Class A
2007            $19.32     $(0.12) (1)     $ 1.10          $ 0.98       $ -             $(4.10)         $(4.10)         $ -
2006            17.88      (0.09) (1)      3.07            2.98         -               (1.54)          (1.54)          -
2005            17.90      (0.07) (1)      1.71            1.64         -               (1.66)          (1.66)          -
2004 (+++)      14.59      (0.08) (1)      3.39            3.31         -               -               -               -
Class C
2007            $18.92     $(0.24) (1)     $ 1.05          $ 0.81       $ -             $(4.10)         $(4.10)         $ -
2006            17.66      (0.23) (1)      3.03            2.80         -               (1.54)          (1.54)          -
2005            17.82      (0.18) (1)      1.68            1.50         -               (1.66)          (1.66)          -
2004 (+++)      14.59      (0.16) (1)      3.39            3.23         -               -               -               -
Class R
2007 (2)        $16.09     $(0.04) (1)     $ 0.32          $ 0.28       $ -             $ -             $ -             $ -
Institutional Class
2007 (2)        $16.09     $(0.01) (1)     $ 0.32          $ 0.31       $ -             $ -             $ -             $ -
OLD MUTUAL SELECT GROWTH FUND
Class Z
2007            $24.63     $(0.14) (1)     $ 1.07          $ 0.93       $ -             $ -             $ -             $ -
2006            19.95      (0.20) (1)      4.88            4.68         -               -               -               -
2005            20.91      (0.26) (1)      (0.70)          (0.96)       -               -               -               -
2004            15.71      (0.28) (1)      5.48            5.20         -               -               -               -
2003            22.74      (0.19)          (6.84)          (7.03)       -               -               -               -
Advisor Class
2007 (2)        $25.49     $(0.07) (1)     $ 0.11          $ 0.04       $ -             $ -             $ -             $ -
Class A
2007            $24.47     $(0.21) (1)     $ 1.07          $ 0.86       $ -             $ -             $ -             $ -
2006            19.87      (0.25) (1)      4.85            4.60         -               -               -               -
2005            20.88      (0.31) (1)      (0.70)          (1.01)       -               -               -               -
2004 (++)       19.43      (0.18) (1)      1.63            1.45         -               -               -               -
Class C
2007            $24.01     $(0.38) (1)     $ 1.05          $ 0.67       $ -             $ -             $ -             $ -
2006            19.65      (0.41) (1)      4.77            4.36         -               -               -               -
2005            20.80      (0.46) (1)      (0.69)          (1.15)       -               -               -               -
2004 (++)       19.43      (0.26) (1)      1.63            1.37         -               -               -               -
Class R
2007 (2)        $25.49     $(0.09) (1)     $ 0.12          $ 0.03       $ -             $ -             $ -             $ -
Institutional Class
2007 (2)        $25.49     $(0.03) (1)     $ 0.11          $ 0.08       $ -             $ -             $ -             $ -


                Net                      Net          Ratio           Ratio           Ratio of Net
                Asset                    Assets       of Net          of Gross        Investment
                Value                    End          Expenses        Expenses to     Loss            Portfolio
                End          Total       of Period    to Average      Average Net     to Average      Turnover
                of Period    Return+     (000)        Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL MID-CAP FUND
Class Z
2007            $16.39       7.91%       $247,662     1.20%           1.38%           (0.45)%         99.00%
2006            19.46        17.52%      403,953      1.32%           1.35%           (0.25)%         81.91%
2005            17.97        9.59%       455,657      1.33%           1.33%           (0.18)%         116.71%
2004            17.93        45.89%      452,530      1.37%           1.38%           (0.47)%         143.80%
2003            12.29        (21.92)%    288,030      1.40%           1.40%           (0.33)%         195.22%
Advisor Class
2007            $16.09       7.66%       $ 6,039      1.45%           1.61%           (0.69)%         99.00%
2006            19.22        17.26%      7,222        1.57%           1.60%           (0.49)%         81.91%
2005            17.79        9.25%       8,416        1.58%           1.58%           (0.37)%         116.71%
2004            17.82        45.47%      6,493        1.62%           1.63%           (0.72)%         143.80%
2003            12.25        (22.07)%    1,634        1.65%           1.65%           (0.54)%         195.22%
Class A
2007            $16.20       7.66%       $ 150        1.45%           3.77%           (0.71)%         99.00%
2006            19.32        17.23%      199          1.58%           1.60%           (0.49)%         81.91%
2005            17.88        9.26%       258          1.58%           1.58%           (0.39)%         116.71%
2004 (+++)      17.90        22.69%      191          1.62%           1.63%           (0.69)%         143.80%
Class C
2007            $15.63       6.82%       $ 337        2.20%           3.76%           (1.44)%         99.00%
2006            18.92        16.41%      290          2.31%           2.34%           (1.25)%         81.91%
2005            17.66        8.50%       169          2.33%           2.33%           (1.01)%         116.71%
2004 (+++)      17.82        22.14%      92           2.37%           2.38%           (1.43)%         143.80%
Class R
2007 (2)        $16.37       1.74%       $ -          1.74%           4,592.05%       (0.98)%         99.00%
Institutional Class
2007 (2)        $16.40       1.93%       $ -          1.03%           2,523.01%       (0.25)%         99.00%
OLD MUTUAL SELECT GROWTH FUND
Class Z
2007            $25.56       3.78%       $118,721     1.25%           1.61%           (0.58)%         201.17%
2006            24.63        23.46%      150,145      1.46%           1.51%           (0.93)%         157.84%
2005            19.95        (4.59)%     163,617      1.53%           1.53%           (1.28)%         141.68%
2004            20.91        33.10%      231,034      1.52%           1.53%           (1.44)%         179.85%
2003            15.71        (30.91)%    225,127      1.55%           1.55%           (1.02)%         381.73%
Advisor Class
2007 (2)        $25.53       0.16%       $ -          1.50%           2,551.05%       (1.01)%         201.17%
Class A
2007            $25.33       3.51%       $ 133        1.50%           5.23%           (0.88)%         201.17%
2006            24.47        23.15%      63           1.71%           1.76%           (1.14)%         157.84%
2005            19.87        (4.84)%     51           1.78%           1.78%           (1.52)%         141.68%
2004 (++)       20.88        7.46%       54           1.76%           1.77%           (1.68)%         179.85%
Class C
2007            $24.68       2.79%       $ 64         2.25%           8.93%           (1.59)%         201.17%
2006            24.01        22.19%      62           2.46%           2.51%           (1.90)%         157.84%
2005            19.65        (5.53)%     51           2.53%           2.53%           (2.27)%         141.68%
2004 (++)       20.80        7.05%       54           2.51%           2.52%           (2.43)%         179.85%
Class R
2007 (2)        $25.52       0.12%       $ -          1.80%           4,564.47%       (1.32)%         201.17%
Institutional Class
2007 (2)        $25.57       0.31%       $ -          0.97%           2,563.60%       (0.49)%         201.17%

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                Net                           Realized and
                Asset                         Unrealized                   Dividends    Distributions   Total
                Value         Net             Gains or        Total        from Net     from            Dividends
                Beginning     Investment      (Losses)        from         Investment   Capital         and             Redemption
                of Period     Loss            on Securities   Operations   Income       Gains           Distributions   Fees
OLD MUTUAL SMALL CAP FUND
Class Z
2007            $25.05        $(0.10) (1)     $ 2.95          $ 2.85       $ -          $ -             $ -             $ -
2006            22.16         (0.07) (1)      2.96            2.89         -            -               -               -
2005            20.29         (0.20) (1)      2.07            1.87         -            -               -               -
2004            13.27         (0.15) (1)      7.17            7.02         -            -               -               -
2003            20.65         (0.13) (1)      (7.25)          (7.38)       -            -               -               -
Advisor Class
2007            $24.75        $(0.17) (1)     $ 2.92          $ 2.75       $ -          $ -             $ -             $ -
2006            21.95         (0.14) (1)      2.94            2.80         -            -               -               -
2005            20.15         (0.26) (1)      2.06            1.80         -            -               -               -
2004            13.20         (0.19) (1)      7.14            6.95         -            -               -               -
2003            20.60         (0.17) (1)      (7.23)          (7.40)       -            -               -               -
Class A
2007            $24.90        $(0.16) (1)     $ 2.93          $ 2.77       $ -          $ -             $ -             $ -
2006            22.08         (0.12) (1)      2.94            2.82         -            -               -               -
2005            20.27         (0.25) (1)      2.06            1.81         -            -               -               -
2004 (++)       16.80         (0.11) (1)      3.58            3.47         -            -               -               -
Class C
2007            $24.44        $(0.34) (1)     $ 2.84          $ 2.50       $ -          $ -             $ -             $ -
2006            21.84         (0.29) (1)      2.89            2.60         -            -               -               -
2005            20.19         (0.40) (1)      2.05            1.65         -            -               -               -
2004 (++)       16.80         (0.18) (1)      3.57            3.39         -            -               -               -
Class R
2007 (2)        $26.66        $(0.07) (1)     $ 1.26          $ 1.19       $ -          $ -             $ -             $ -
Institutional Class
2007 (2)        $26.66        $(0.02) (1)     $ 1.27          $ 1.25       $ -          $ -             $ -             $ -


                Net                      Net          Ratio           Ratio           Ratio of Net
                Asset                    Assets       of Net          of Gross        Investment
                Value                    End          Expenses        Expenses to     Loss            Portfolio
                End          Total       of Period    to Average      Average Net     to Average      Turnover
                of Period    Return+     (000)        Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL SMALL CAP FUND
Class Z
2007            $27.90       11.38%      $ 46,005     1.25%           1.67%           (0.41)%         104.61%
2006            25.05        13.04%      49,868       1.44%           1.65%           (0.32)%         116.13%
2005            22.16        9.22%       60,556       1.50%           1.61%           (1.01)%         98.18%
2004            20.29        52.90%      102,497      1.50%           1.56%           (0.84)%         116.57%
2003            13.27        (35.74)%    102,497      1.50%           1.59%           (0.83)%         115.44%
Advisor Class
2007            $27.50       11.11%      $ 6          1.50%           70.89%          (0.66)%         104.61%
2006            24.75        12.76%      6            1.67%           1.88%           (0.61)%         116.13%
2005            21.95        8.93%       19           1.75%           1.86%           (1.30)%         98.18%
2004            20.15        52.65%      97           1.74%           1.80%           (1.11)%         116.57%
2003            13.20        (35.92)%    165          1.75%           1.84%           (1.08)%         115.44%
Class A
2007            $27.67       11.12%      $ 166        1.50%           4.65%           (0.64)%         104.61%
2006            24.90        12.77%      98           1.68%           1.89%           (0.53)%         116.13%
2005            22.08        8.93%       78           1.75%           1.86%           (1.23)%         98.18%
2004 (++)       20.27        20.65%      60           1.74%           1.83%           (1.16)%         116.57%
Class C
2007            $26.94       10.23%      $ 212        2.25%           5.88%           (1.37)%         104.61%
2006            24.44        11.90%      79           2.44%           2.64%           (1.29)%         116.13%
2005            21.84        8.17%       71           2.50%           2.61%           (1.98)%         98.18%
2004 (++)       20.19        20.18%      60           2.49%           2.58%           (1.91)%         116.57%
Class R
2007 (2)        $27.85       4.46%       $ -          1.80%           4,558.16%       (0.99)%         104.61%
Institutional Class
2007 (2)        $27.91       4.69%       $ -          1.12%           2,504.37%       (0.31)%         104.61%


The accompanying notes are an integral part of the financial statements.

                Net                         Realized and
                Asset                       Unrealized                   Dividends    Distributions   Total
                Value       Net             Gains or        Total        from Net     from            Dividends
                Beginning   Investment      (Losses)        from         Investment   Capital         and             Redemption
                of Period   Loss            on Securities   Operations   Income       Gains           Distributions   Fees
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
Class Z
2007            $17.43      $(0.12) (1)     $ 0.33          $ 0.21       $ -          $(4.17)         $(4.17)         $ -
2006            14.47       (0.13) (1)      3.09            2.96         -            -               -               -
2005            13.68       (0.16) (1)      0.95            0.79         -            -               -               -
2004            8.72        (0.14) (1)      5.10            4.96         -            -               -               -
2003            13.37       (0.11) (1)      (4.54)          (4.65)       -            -               -               -
Advisor Class
2007            $17.29      $(0.15) (1)     $ 0.31          $ 0.16       $ -          $(4.17)         $(4.17)         $ -
2006            14.38       (0.16) (1)      3.07            2.91         -            -               -               -
2005            13.63       (0.19) (1)      0.94            0.75         -            -               -               -
2004            8.71        (0.18) (1)      5.10            4.92         -            -               -               -
2003 (4)        9.29        (0.07)          (0.51)          (0.58)       -            -               -               -
Class A
2007            $17.31      $(0.14) (1)     $ 0.31          $ 0.17       $ -          $(4.17)         $(4.17)         $ -
2006            14.41       (0.16) (1)      3.06            2.90         -            -               -               -
2005            13.66       (0.19) (1)      0.94            0.75         -            -               -               -
2004 (+++)      11.72       (0.13) (1)      2.07            1.94         -            -               -               -
Class C
2007            $16.97      $(0.24) (1)     $ 0.28          $ 0.04       $ -          $(4.17)         $(4.17)         $ -
2006            14.23       (0.28) (1)      3.02            2.74         -            -               -               -
2005            13.59       (0.29) (1)      0.93            0.64         -            -               -               -
2004 (+++)      11.72       (0.19) (1)      2.06            1.87         -            -               -               -
Class R
2007 (2)        $12.93      $(0.05) (1)     $ 0.57          $ 0.52       $ -          $ -             $ -             $ -
Institutional Class
2007 (2)        $12.93      $(0.03) (1)     $ 0.58          $ 0.55       $ -          $ -             $ -             $ -


                Net                     Net           Ratio           Ratio           Ratio of Net
                Asset                   Assets        of Net          of Gross        Investment
                Value                   End           Expenses        Expenses to     Loss            Portfolio
                End         Total       of Period     to Average      Average Net     to Average      Turnover
                of Period   Return+     (000)         Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
Class Z
2007            $13.47      5.12%       $35,712       1.35%           1.63%           (0.84)%         160.24%
2006            17.43       20.46%      48,107        1.46%           1.54%           (0.82)%         148.73%
2005            14.47       5.77%       51,156        1.50%           1.61%           (1.17)%         80.38%
2004            13.68       56.88%      69,838        1.50%           1.60%           (1.14)%         96.80%
2003            8.72        (34.78)%    57,738        1.50%           1.57%           (1.09)%         113.26%
Advisor Class
2007            $13.28      4.82%       $ 872         1.60%           2.17%           (1.08)%         160.24%
2006            17.29       20.24%      1,258         1.71%           1.78%           (1.07)%         148.73%
2005            14.38       5.50%       1,550         1.75%           1.86%           (1.42)%         80.38%
2004            13.63       56.49%      1,779         1.75%           1.85%           (1.41)%         96.80%
2003 (4)        8.71        (8.99)%     509           1.75%           1.87%           (1.28)%         113.26%
Class A
2007            $13.31      4.88%       $ 1,296       1.60%           2.13%           (1.08)%         160.24%
2006            17.31       20.12%      233           1.70%           1.78%           (1.00)%         148.73%
2005            14.41       5.49%       62            1.75%           1.86%           (1.42)%         80.38%
2004 (+++)      13.66       16.55%      65            1.75%           1.87%           (1.43)%         96.80%
Class C
2007            $12.84      4.07%       $ 96          2.35%           7.29%           (1.83)%         160.24%
2006            16.97       19.26%      81            2.46%           2.54%           (1.81)%         148.73%
2005            14.23       4.71%       68            2.50%           2.61%           (2.16)%         80.38%
2004 (+++)      13.59       15.96%      58            2.50%           2.62%           (2.18)%         96.80%
Class R
2007 (2)        $13.45      4.02%       $ -           1.90%           4,566.95%       (1.48)%         160.24%
Institutional Class
2007 (2)        $13.48      4.25%       $ -           1.12%           2,509.06%       (0.69)%         160.24%


The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                Net
                Asset                        Realized and                  Dividends    Distributions   Total
                Value        Net             Unrealized      Total         from Net     from            Dividends
                Beginning    Investment      Gains           from          Investment   Capital         and             Redemption
                of Period    Loss            on Securities   Operations    Income       Gains           Distributions   Fees
OLD MUTUAL TS&W SMALL CAP VALUE FUND
Class Z
2007            $28.15       $(0.14) (1)     $2.48           $2.34         $ -          $(4.19)         $(4.19)         $ -
2006            25.20        (0.15) (1)      5.57            5.42          -            (2.47)          (2.47)          -
2005            20.80        (0.16) (1)      4.97            4.81          -            (0.41)          (0.41)          -
2004^           16.12        (0.05) (1)      4.89            4.84          -            (0.16)          (0.16)          -
Class A
2007            $27.93       $(0.21) (1)     $2.46           $2.25         $ -          $(4.19)         $(4.19)         $ -
2006            25.08        (0.21) (1)      5.53            5.32          -            (2.47)          (2.47)          -
2005            20.76        (0.22) (1)      4.95            4.73          -            (0.41)          (0.41)          -
2004(+++)       16.20        (0.08) (1)      4.80            4.72          -            (0.16)          (0.16)          -
Class C
2007            $27.32       $(0.40) (1)     $2.38           $1.98         $ -          $(4.19)         $(4.19)         $ -
2006            24.76        (0.40) (1)      5.43            5.03          -            (2.47)          (2.47)          -
2005            20.65        (0.40) (1)      4.92            4.52          -            (0.41)          (0.41)          -
2004(+++)       16.20        (0.18) (1)      4.79            4.61          -            (0.16)          (0.16)          -


                Net                     Net          Ratio           Ratio           Ratio of Net
                Asset                   Assets       of Net          of Gross        Investment
                Value                   End          Expenses        Expenses to     Loss            Portfolio
                End         Total       of Period    to Average      Average Net     to Average      Turnover
                of Period   Return+     (000)        Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL TS&W SMALL CAP VALUE FUND
Class Z
2007            $26.30      8.80%       $67,029      1.30%           1.45%           (0.53)%         35.43%
2006            28.15       22.69%      68,271       1.46%           1.47%           (0.56)%         41.45%
2005            25.20       23.23%      91,746       1.50%           1.54%           (0.68)%         27.69%
2004^           20.80       30.16%      25,553       1.50%           1.73%           (0.42)%         27.33%
Class A
2007            $25.99      8.54%       $ 856        1.55%           2.17%           (0.78)%         35.43%
2006            27.93       22.39%      975          1.70%           1.71%           (0.81)%         41.45%
2005            25.08       22.88%      833          1.76%           1.78%           (0.93)%         27.69%
2004(+++)       20.76       29.26%      198          1.75%           1.99%           (0.68)%         27.33%
Class C
2007            $25.11      7.71%       $ 982        2.30%           2.79%           (1.54)%         35.43%
2006            27.32       21.48%      1,139        2.45%           2.47%           (1.56)%         41.45%
2005            24.76       21.99%      1,016        2.51%           2.52%           (1.69)%         27.69%
2004(+++)       20.65       28.58%      153          2.50%           2.74%           (1.43)%         27.33%


The accompanying notes are an integral part of the financial statements.

                Net                          Realized and
                Asset                        Unrealized                   Dividends   Distributions   Total
                Value        Net             Gains or        Total        from Net    from            Dividends
                Beginning    Investment      (Losses)        from         Investment  Capital         and             Redemption
                of Period    Income          on Securities   Operations   Income      Gains           Distributions   Fees
OLD MUTUAL CASH RESERVES FUND
Class Z
2007            $ 1.00       $0.04 (1)       $ -             $0.04        $(0.04)     $ -             $(0.04)         $ -
2006            1.00         0.03 (1)        -               0.03         (0.03)      -               (0.03)          -
2005            1.00         0.01 (1)        -               0.01         (0.01)      -               (0.01)          -
2004            1.00         - (1)           -               -             -          -                -              -
2003            1.00         0.01            -               0.01         (0.01)      -               (0.01)          -
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
Class Z
2007            $ 9.97       $0.46 (1)       $ 0.12          $0.58        $(0.46)     $ -             $(0.46)         $ -
2006            10.12        0.39 (1)        (0.12)          0.27         (0.40)      (0.02)          (0.42)          -
2005            10.30        0.35 (1)        0.03            0.38         (0.36)      (0.20)          (0.56)          -
2004 (^^)       10.00        0.23 (1)        0.38            0.61         (0.23)      (0.08)          (0.31)          -
Advisor Class
2007 (2)        $10.10       $0.13 (1)       $(0.01)         $0.12        $(0.14)     $ -             $(0.14)         $ -
Class A
2007            $ 9.97       $0.44 (1)       $ 0.12          $0.56        $(0.44)     $ -             $(0.44)         $ -
2006            10.12        0.37 (1)        (0.13)          0.24         (0.37)      (0.02)          (0.39)          -
2005            10.30        0.32 (1)        0.03            0.35         (0.33)      (0.20)          (0.53)          -
2004 (+++)      10.00        0.21 (1)        0.38            0.59         (0.21)      (0.08)          (0.29)          -
Class C
2007            $ 9.98       $0.36 (1)       $ 0.11          $0.47        $(0.36)     $ -             $(0.36)         $ -
2006            10.12        0.29 (1)        (0.11)          0.18         (0.30)      (0.02)          (0.32)          -
2005            10.29        0.24 (1)        0.05            0.29         (0.26)      (0.20)          (0.46)          -
2004 (+++)      10.00        0.16 (1)        0.37            0.53         (0.16)      (0.08)          (0.24)          -
Class R
2007 (2)        $10.10       $0.12 (1)       $(0.01)         $0.11        $(0.12)     $ -             $(0.12)         $ -
Institutional Class
2007 (2)        $10.10       $0.14 (1)       $ -             $0.14        $(0.15)     $ -             $(0.15)         $ -


                Net                   Net           Ratio         Ratio         Ratio of Net
                Asset                 Assets        of Net        of Gross      Investment
                Value                 End           Expenses      Expenses to   Income          Portfolio
                End         Total     of Period     to Average    Average Net   to Average      Turnover
                of Period   Return+   (000)         Net Assets*   Assets^^^,*   Net Assets*     Rate+
OLD MUTUAL CASH RESERVES FUND
Class Z
2007            $ 1.00      4.56%     $ 32,909      0.73%         0.94%         4.47%           n/a
2006            1.00        2.96%     34,503        0.84%         0.85%         2.88%           n/a
2005            1.00        0.91%     41,720        0.82%         0.83%         0.87%           n/a
2004            1.00        0.32%     53,905        0.88%         0.89%         0.32%           n/a
2003            1.00        0.94%     94,459        0.75%         0.75%         0.93%           n/a
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
Class Z
2007            $10.09      5.99%     $ 7,574       0.85%         1.60%         4.62%           462.98%
2006            9.97        2.70%     7,620         0.85%         1.74%         3.88%           435.30%
2005            10.12       3.72%     7,302         0.85%         2.05%         3.38%           350.28%
2004 (^^)       10.30       6.19%     6,377         0.85%         2.36%         3.33%           258.83%
Advisor Class
2007 (2)        $10.08      1.20%     $ -           1.08%         2,183.84%     4.72%           462.98%
Class A
2007            $10.09      5.78%     $ 590         1.10%         3.68%         4.41%           462.98%
2006            9.97        2.45%     56            1.10%         2.00%         3.63%           435.30%
2005            10.12       3.46%     55            1.10%         2.30%         3.13%           350.28%
2004 (+++)      10.30       6.00%     53            1.10%         2.60%         3.05%           258.83%
Class C
2007            $10.09      4.84%     $ 93          1.85%         7.98%         3.63%           462.98%
2006            9.98        1.78%     55            1.85%         2.73%         2.90%           435.30%
2005            10.12       2.79%     68            1.85%         3.05%         2.38%           350.28%
2004 (+++)      10.29       5.36%     66            1.85%         3.37%         2.37%           258.83%
Class R
2007 (2)        $10.09      1.13%     $ -           1.36%         4,753.78%     4.45%           462.98%
Institutional Class
2007 (2)        $10.09      1.36%     $ -           0.58%         2,560.19%     5.21%           462.98%


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                             Realized and
                Net                          Unrealized                                Distri-
                Asset                        Gains or                     Dividends    butions               Total
                Value        Net             (Losses)        Total        from Net     from       Return     Dividends       Redemp-
                Beginning    Investment      on              from         Investment   Capital    of         and             tion
                of Period    Income          Securities      Operations   Income       Gains      Capital    Distributions   Fees
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
Class Z
2007            $ 9.77       $0.37 (1)       $ 0.12          $0.49        $(0.36)      $ -         $ -       $(0.36)         $ -
2006            9.81         0.30 (1)        (0.03)          0.27         (0.31)       -           -         (0.31)          -
2005            10.00        0.21 (1)        (0.11)#         0.10         (0.25)       (0.04)      -         (0.29)          -
2004            10.00        0.29 (1)        0.04            0.33         (0.29)       -           (0.04)    (0.33)          -
2003            10.00        0.39            0.04            0.43         (0.43)       -           -         (0.43)          -
Advisor Class
2007            $ 9.77       $0.34 (1)       $ 0.14          $0.48        $(0.34)      $ -         $ -       $(0.34)         $ -
2006            9.82         0.27 (1)        (0.04)          0.23         (0.28)       -           -         (0.28)          -
2005            10.00        0.19 (1)        (0.10)#         0.09         (0.23)       (0.04)      -         (0.27)          -
2004            10.00        0.26 (1)        0.05            0.31         (0.27)       -           (0.04)    (0.31)          -
2003 (5)        10.00        0.25            0.01            0.26         (0.26)       -           -         (0.26)          -
Class A
2007            $ 9.77       $0.34 (1)       $ 0.13          $0.47        $(0.34)      $ -         $ -       $(0.34)         $ -
2006            9.82         0.27 (1)        (0.04)          0.23         (0.28)       -           -         (0.28)          -
2005            10.00        0.21 (1)        (0.13)#         0.08         (0.22)       (0.04)      -         (0.26)          -
2004 (+++)      10.00        0.17 (1)        0.03            0.20         (0.17)       -           (0.03)    (0.20)          -
Class C
2007            $ 9.77       $0.29 (1)       $ 0.13          $0.42        $(0.29)      $ -         $ -       $(0.29)         $ -
2006            9.82         0.23 (1)        (0.05)          0.18         (0.23)       -           -         (0.23)          -
2005            10.00        0.16 (1)        (0.13)#         0.03         (0.17)       (0.04)      -         (0.21)          -
2004 (+++)      10.00        0.14 (1)        0.02            0.16         (0.13)       -           (0.03)    (0.16)          -
Class R
2007 (2)        $ 9.87       $0.10 (1)       $ 0.03          $0.13        $(0.10)      $ -         $ -       $(0.10)         $ -
Institutional Class
2007 (2)        $ 9.87       $0.12 (1)       $ 0.03          $0.15        $(0.12)      $ -         $ -       $(0.12)         $ -


                                                                                        Ratio
                Net                     Net             Ratio           Ratio           of Net
                Asset                   Assets          of Net          of Gross        Investment
                Value                   End             Expenses        Expenses to     Income          Portfolio
                End           Total     of Period       to Average      Average Net     to Average      Turnover
                of Period     Return+   (000)           Net Assets*     Assets^^^,*     Net Assets*     Rate+
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
Class Z
2007            $ 9.90        5.14%     $ 187,897       0.70%           0.91%           3.74%           163.81%
2006            9.77          2.74%     254,300         0.74%           0.93%           3.01%           196.42%
2005            9.81          1.02%<    392,118         0.83%           1.17%           2.08%           400.26%
2004            10.00         3.38%     1,424,238       1.00%           1.30%           2.87%           257.21%
2003            10.00         4.38%     1,192,971       1.00%           1.34%           3.65%           222.67%
Advisor Class
2007            $ 9.91        4.98%     $ 457           0.95%           1.85%           3.48%           163.81%
2006            9.77          2.37%     723             0.99%           1.20%           2.70%           196.42%
2005            9.82          0.88%<    2,360           1.08%           1.42%           1.86%           400.26%
2004            10.00         3.14%     8,074           1.25%           1.55%           2.59%           257.21%
2003 (5)        10.00         2.64%     2,132           1.25%           1.59%           3.02%           222.67%
Class A
2007            $ 9.90        4.88%     $ 58            0.95%           8.65%           3.50%           163.81%
2006            9.77          2.38%     53              0.99%           1.17%           2.79%           196.42%
2005            9.82          0.87%<    52              1.05%           1.39%           2.12%           400.26%
2004 (+++)      10.00         1.99%     51              1.25%           1.52%           2.52%           257.21%
Class C
2007            $ 9.90        4.36%     $ 55            1.45%           9.27%           3.00%           163.81%
2006            9.77          1.87%     52              1.49%           1.67%           2.29%           196.42%
2005            9.82          0.36%<    51              1.55%           1.89%           1.62%           400.26%
2004 (+++)      10.00         1.65%     51              1.75%           2.02%           2.02%           257.21%
Class R
2007 (2)        $ 9.90        1.30%     $ -             1.22%           4,643.79%       3.66%           163.81%
Institutional Class
2007 (2)        $ 9.90        1.48%     $ -             0.56%           2,553.82%       4.30%           163.81%

n/a  Not Applicable
*    Ratios for periods of less than one year have been annualized.
+ For periods less than one year, total return and portfolio turnover rate have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Old Mutual Barrow Hanley Value Fund Advisor Class commenced operations on June 30, 2003.
^    The Old Mutual TS&W Small Cap Value Fund commenced operations on July
     25, 2003.
^^ The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See Note 10.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
<    A percentage of the total return consists of a payment from the Advisor.
     Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the Class Z, Advisor Class, Class A, and Class C, respectively.

1    Per share calculations were performed using average shares for the period.
2    Class commenced operations on December 20, 2006.
3 Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
4 The Old Mutual Strategic Small Company Fund Advisor Class commenced operations on August 30, 2002.
5 The Old Mutual Dwight Short Term Fixed Income Fund commenced operations on July 31, 2002.
@ Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:

                   Advisor                                         Institutional
       Class Z     Class       Class A     Class C     Class R     Class
2007   0.16%       0.13%       0.16%       0.16%       0.13%       0.13%
2006   0.25%       n/a         0.25%       0.25%       n/a         n/a
2005   n/a         n/a         n/a         n/a         n/a         n/a
2004   n/a         n/a         n/a         n/a         n/a         n/a
2003   n/a         n/a         n/a         n/a         n/a         n/a
2002   n/a         n/a         n/a         n/a         n/a         n/a
2001   n/a         n/a         n/a         n/a         n/a         n/a

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF MARCH 31, 2007

1. ORGANIZATION

Old Mutual Advisor Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the Investment Company Act of 1940, as amended, ("1940 Act"), as an open-end management investment company. During the period covered by this report, the Trust offered eighteen Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), the Old Mutual Emerging Growth Fund (the "Emerging Growth Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the "Growth Fund"), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Fund (the "Large Cap Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund"), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund"), the Old Mutual Select Growth Fund (the "Select Growth Fund"), the Old Mutual Small Cap Fund (the "Small Cap Fund"), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the "Funds".

Shareholders may purchase shares of the Funds (except the TS&W Small Cap Value Fund and Cash Reserves Fund) through six separate classes, Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares. Shareholders may purchase Class Z, Class A and Class C shares of TS&W Small Cap Value Fund and Class Z shares of the Cash Reserves Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large Cap Growth Concentrated Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. Investment securities of the Funds that are quoted on a national market system are valued at the official closing price provided by NASDAQ, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust ("the Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

AS OF MARCH 31, 2007

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REITs") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit an amount of cash or other liquid assets equal to the cost of such futures contract (less any related margin deposits) with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales - Consistent with the Analytic U.S.Long/Short Fund's investment objectives, the Fund may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or
(b) otherwise cover the Fund's short positions.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other

AS OF MARCH 31, 2007

class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Commission Recapture - Prior to October 1, 2006, some Funds may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Funds. Commission Recapture arrangements are accounted for as realized gains of the respective Fund.

Under these arrangements, the following Funds received cash in the amounts shown below during the fiscal year ended March 31, 2007:

                               Amount
Focused Fund                   $ 371
Large Cap Fund                 1,219
Mid-Cap Fund                   375
Strategic Small Company Fund   98
TS&W Small Cap Value Fund      12,973

Effective September 30, 2006, these commission recapture programs were terminated.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital ("Liberty Ridge"), the Fund's previous advisor. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee for the benefit of the remaining shareholders by crediting Paid-in Capital.

For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended March 31, 2007, the following redemption/exchange fees were collected by the Funds:

                                                       Class Z     Class A       Class C
Analytic U.S. Long/Short Fund                          $ 227       $222          $374
Barrow Hanley Value Fund                               1,767       -             -
Columbus Circle Technology and Communications Fund     239         -             -
Emerging Growth Fund                                   493         -             -
Focused Fund                                           7           18            -
Growth Fund                                            190         -             -
Heitman REIT Fund                                      2,358       -             -
Large Cap Fund                                         2,748       -             -
Large Cap Growth Fund                                  53          -             -
Large Cap Growth Concentrated Fund                     159         -             -
Mid-Cap Fund                                           19          -             -
Select Growth Fund                                     121         -             -
Small Cap Fund                                         80          -             -
Strategic Small Company Fund                           188         -             -
TS&W Small Cap Value Fund                              211         -             -
Dwight Intermediate Fixed Income Fund                  306         -             -

Amounts designated as "-" are either $0 or have been rounded to $0.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") to serve as the investment advisor to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund.

Effective April 19, 2006, shareholders approved the Management Agreement for the Focused Fund, Heitman REIT Fund, Small Cap Fund, Strategic Small Company Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Effective May 17, 2006, shareholders approved the Management Agreement for the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Emerging Growth Fund, Growth Fund, Large Cap Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Mid-Cap Fund, Select Growth Fund and Cash Reserves Fund. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by
Liberty Ridge Capital, Inc. ("Liberty Ridge") and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Management Fees paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement are less than the combined advisory and administrative fees that were previously paid by the Funds to the former advisor. The Advisor has agreed to fee breakpoints for each Fund as set forth in the tables below:

NOTES TO FINANCIAL STATEMENTS -
continued

AS OF MARCH 31, 2007

Management Fee Breakpoint Asset Thresholds

                                  $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                  $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
Analytic U.S. Long/Short Fund     0.80%         0.75%         0.70%         0.65%         0.60%         0.55%          0.50%
Columbus Circle Technology and
Communications Fund               0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Emerging Growth Fund              0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Focused Fund                      0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%
Growth Fund                       0.825%        0.775%        0.725%        0.675%        0.625%        0.575%         0.525%
Heitman REIT Fund                 0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Large Cap Fund                    0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%
Large Cap Growth Fund             0.85%         0.80%         0.75%         0.70%         0.65%         0.60%          0.55%
Large Cap Growth
Concentrated Fund                 0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Mid-Cap Fund                      0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Select Growth Fund                0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Small Cap Fund                    1.00%         0.95%         0.90%         0.85%         0.80%         0.75%          0.70%
Strategic Small Company Fund      0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
TS&W Small Cap Value Fund         1.10%         1.05%         1.00%         0.95%         0.90%         0.85%          0.80%
Cash Reserves Fund                0.40%         0.375%        0.35%         0.325%        0.30%         0.275%         0.25%
Dwight Intermediate
Fixed Income Fund                 0.45%         0.425%        0.40%         0.375%        0.35%         0.325%         0.30%
Dwight Short Term
Fixed Income Fund                 0.45%         0.425%        0.40%         0.375%        0.35%         0.325%         0.30%

                                                       Management Fee Breakpoint Asset Thresholds
                               $0 to less              $1.0 billion to           $1.5 billion to         $2.0 billion
                               than $1.0 billion       less than $1.5 billion    less than $2.0 billion  or greater
Barrow Hanley Value Fund*      0.85%                   0.80%                     0.75%                   0.70%

* For the period January 1, 2006 to December 21, 2006, the management fee for the Barrow Hanley Value Fund was 1.00% for assets between $0 to less than $300 million, 0.95% for assets between $300 million to less than $500 million, 0.90% for assets between $500 million to less than $750 million, 0.85% for assets between $750 million to less than $1.0 billion, 0.80% for assets between $1.0 billion to less than $1.5 billion, 0.75% for assets between $1.5 billion to less than $2.0 billion and 0.70% for assets $2.0 billion or greater.

Administrator - On January 28, 2001, the Trust and Old Mutual Fund Services ("Old Mutual Fund Services" or the "Administrator"), a wholly owned subsidiary of the Advisor, entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which Old Mutual Fund Services oversaw the administration of the Trust's and each Fund's business and affairs, including regulatory reporting, and all necessary office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. In exchange for providing these services, Old Mutual Fund Services received a fee, calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of each Fund. Effective December 31, 2005, Old Mutual Fund Services and the Trust assigned the Administrative Agreement to the Advisor pursuant to an Assignment and Assumption Agreement. Under the Assignment and Assumption Agreement, the Advisor was entitled to receive a fee, calculated daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the Analytic U.S. Long/Short Fund, Emerging Growth Fund, Focused Fund, Large Cap Fund, Mid-Cap Fund, Strategic Small Company Fund (payable for assets managed by Copper Rock Capital Partners, LLC and Liberty Ridge), TS&W Small Cap Fund and Cash Reserves Fund and 0.05% of the average daily net assets of the Heitman REIT Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, until such time as the Management Agreement was approved by shareholders. Upon shareholder approval of the Management Agreement for each Fund, payments under the Assignment and Assumption Agreement ended and the Management Fee received by the Advisor included a fee for the administrative services that were previously provided to the Trust by Old Mutual Fund Services.

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement") with respect to the Funds, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008 its Management Fees and assume other expenses of the Funds to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses not incurred in the ordinary course of the Funds' business (the "Expense Limit"). Effective June 30, 2006, the Advisor also entered into an expense limitation agreement with respect to the Analytic U.S. Long/Short Fund ("Analytic Expense Limitation Agreement") whereby the Advisor contractually agreed to assume dividend expenses on short sales to the extent those expenses exceeded 0.10% of the Fund's average daily net assets through June 30, 2007. Effective December 21, 2006, the Advisor entered into an amended and restated expense limitation agreement ("Amended Expense Limitation Agreement") with respect to the Funds that supersedes the Expense Limitation Agreement and the Analytic Expense Limitation Agreement, pursuant to which the Advisor agreed to separately waive class level expenses and fund level expenses to the extent necessary to limit the total annual operating expenses (exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales and other extraordinary expenses) to a specified percentage of the Funds' average daily net assets. Under the Amended Expense Limitation Agreement, the total expense limit did not change. Also, under the Amended Expense Limitation Agreement, the Advisor agreed to continue to assume dividend expenses on short sales with respect to the Analytic U.S. Long/Short Fund to the extent those expenses exceed 0.10% of the Fund's average daily net assets through June 30, 2007.

The expense limitations are as follows:

                               Class       Fund        Total
                               Expense     Expense     Expense
                               Limit       Limit       Limit
Analytic U.S. Long/Short Fund
Class Z                        0.20%       0.90%       1.10%
Advisor Class                  0.45%       0.90%       1.35%*
Class A                        0.45%       0.90%       1.35%
Class C                        1.20%       0.90%       2.10%
Class R                        0.70%       0.90%       1.60%*
Institutional Class            0.00%       0.90%       0.90%*
Barrow Hanley Value Fund
Class Z                        0.20%       0.90%       1.10%
Advisor Class                  0.45%       0.90%       1.35%
Class A                        0.45%       0.90%       1.35%
Class C                        1.20%       0.90%       2.10%
Class R                        0.70%       0.90%       1.60%*
Institutional Class            0.00%       0.90%       0.90%*
Columbus Circle Technology and Communications Fund
Class Z                        0.40%       1.05%       1.45%
Advisor Class                  0.65%       1.05%       1.70%
Class A                        0.65%       1.05%       1.70%
Class C                        1.40%       1.05%       2.45%
Class R                        0.90%       1.05%       1.95%*
Institutional Class            0.15%       1.05%       1.20%*
Emerging Growth Fund
Class Z                        0.28%       1.02%       1.30%
Advisor Class                  0.53%       1.02%       1.55%*
Class A                        0.53%       1.02%       1.55%
Class C                        1.28%       1.02%       2.30%
Class R                        0.78%       1.02%       1.80%*
Institutional Class            0.03%       1.02%       1.05%*

                         Class       Fund        Total
                         Expense     Expense     Expense
                         Limit       Limit       Limit
Focused Fund
Class Z                  0.35%       0.80%       1.15%
Advisor Class            0.60%       0.80%       1.40%*
Class A                  0.60%       0.80%       1.40%
Class C                  1.35%       0.80%       2.15%
Class R                  0.85%       0.80%       1.65%*
Institutional Class      0.00%       0.80%       0.80%*
Growth Fund
Class Z                  0.225%      0.875%      1.10%
Advisor Class            0.475%      0.875%      1.35%
Class A                  0.475%      0.875%      1.35%
Class C                  1.225%      0.875%      2.10%
Class R                  0.725%      0.875%      1.60%*
Institutional Class      0.075%      0.875%      0.95%*
Heitman REIT Fund
Class Z                  0.30%       0.95%       1.25%
Advisor Class            0.55%       0.95%       1.50%
Class A                  0.55%       0.95%       1.50%
Class C                  1.30%       0.95%       2.25%
Class R                  0.80%       0.95%       1.75%*
Institutional Class      0.00%       0.95%       0.95%*
Large Cap Fund
Class Z                  0.34%       0.81%       1.15%
Advisor Class            0.59%       0.81%       1.40%
Class A                  0.59%       0.81%       1.40%
Class C                  1.34%       0.81%       2.15%
Class R                  0.84%       0.81%       1.65%*
Institutional Class      0.04%       0.81%       0.85%*

AS OF MARCH 31, 2007

                         Class             Fund        Total
                         Expense           Expense     Expense
                         Limit             Limit       Limit
Large Cap Growth Fund
Class Z                  0.33%             0.92%       1.25%
Advisor Class            0.58%             0.92%       1.50%
Class A                  0.58%             0.92%       1.50%
Class C                  1.33%             0.92%       2.25%
Class R                  0.83%             0.92%       1.75%*
Institutional Class      0.03%             0.92%       0.95%*
Large Cap Growth Concentrated Fund
Class Z                  0.30%             0.95%       1.25%
Advisor Class            0.55%             0.95%       1.50%
Class A                  0.55%             0.95%       1.50%
Class C                  1.30%             0.95%       2.25%
Class R                  0.80%             0.95%       1.75%*
Institutional Class      0.00%             0.95%       0.95%*
Mid-Cap Fund
Class Z                  0.20%             1.00%       1.20%
Advisor Class            0.45%             1.00%       1.45%
Class A                  0.45%             1.00%       1.45%
Class C                  1.20%             1.00%       2.20%
Class R                  0.70%             1.00%       1.70%*
Institutional Class      0.00%             1.00%       1.00%*
Select Growth Fund
Class Z                  0.30%             0.95%       1.25%
Advisor Class            0.55%             0.95%       1.50%*
Class A                  0.55%             0.95%       1.50%
Class C                  1.30%             0.95%       2.25%
Class R                  0.80%             0.95%       1.75%*
Institutional Class      0.00%             0.95%       0.95%*
Small Cap Fund
Class Z                  0.15%             1.10%       1.25%
Advisor Class            0.40%             1.10%       1.50%
Class A                  0.40%             1.10%       1.50%
Class C                  1.15%             1.10%       2.25%
Class R                  0.65%             1.10%       1.75%*
Institutional Class      0.00%             1.10%       1.10%*

                               Class       Fund        Total
                               Expense     Expense     Expense
                               Limit       Limit       Limit
Strategic Small Company Fund
Class Z                        0.25%       1.10%       1.35%
Advisor Class                  0.50%       1.10%       1.60%
Class A                        0.50%       1.10%       1.60%
Class C                        1.25%       1.10%       2.35%
Class R                        0.75%       1.10%       1.85%*
Institutional Class            0.00%       1.10%       1.10%*
TS&W Small Cap Value Fund
Class Z                        0.15%       1.15%       1.30%
Class A                        0.40%       1.15%       1.55%
Class C                        1.15%       1.15%       2.30%
Cash Reserves Fund
Class Z                        0.28%       0.45%       0.73%
Dwight Intermediate Fixed Income Fund
Class Z                        0.25%       0.60%       0.85%
Advisor Class                  0.50%       0.60%       1.10%*
Class A                        0.50%       0.60%       1.10%
Class C                        1.25%       0.60%       1.85%
Class R                        0.75%       0.60%       1.35%*
Institutional Class            0.00%       0.60%       0.60%*
Dwight Short Term Fixed Income Fund
Class Z                        0.17%       0.53%       0.70%
Advisor Class                  0.42%       0.53%       0.95%
Class A                        0.42%       0.53%       0.95%
Class C                        0.92%       0.53%       1.45%
Class R                        0.67%       0.53%       1.20%*
Institutional Class            0.02%       0.53%       0.55%*

* Class commenced operations on December 20, 2006.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement and Amended Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement and Amended Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all Funds, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006. As of March 31, 2007, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

                                           Expires March 31, 2009  Expires March 31, 2010       Total
Analytic U.S. Long/Short Fund              $     12,987                  $ 138,344            $ 151,331
Barrow Hanley Value Fund                         -                       680,560              680,560
Columbus Circle Technology
and Communications Fund                          49,648                  693,990              743,638
Emerging Growth Fund                             28,161                  439,726              467,887
Focused Fund*                                    12,710                  80,508               93,218
Growth Fund                                      79,202                  1,287,630            1,366,832
Heitman REIT Fund                                -                       118,550              118,550
Large Cap Fund                                   5,750                   113,526              119,276
Large Cap Growth Fund                            14,874                  186,973              201,847
Large Cap Growth Concentrated Fund               34,806                  321,092              355,898
Mid-Cap Fund                                     104,506                 571,270              675,776
Select Growth Fund                               66,767                  466,729              533,496
Small Cap Fund*                                  42,501                  202,408              244,909
Strategic Small Company Fund*                    22,532                  130,533              153,065
TS&W Small Cap Value Fund*                       10,089                  105,208              115,297
Cash Reserves Fund*                              2,579                   66,783               69,362
Dwight Intermediate Fixed Income Fund*           16,417                  74,021               90,438
Dwight Short Term Fixed Income Fund              55,695                  481,662              537,357

* As of March 31, 2007, the Fund's assets do not exceed $75 million.

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended March 31, 2007, the Advisor was reimbursed $37,761 by the Heitman REIT Fund for previously waived fees.

Sub-Advisory Agreements - Effective January 1, 2006, the Advisor appointed the following sub-advisors except Ashfield Capital Partners, LLC (the "Sub-Advisors") to provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Advisor and each Sub-Advisor:

Analytic Investors, Inc. - The Trust, on behalf of the Analytic U.S. Long/Short Fund, and the Advisor entered into an interim sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic Investors, Inc. ("Analytic") pending shareholder approval of the Analytic Sub-Advisory Agreement, which was received on May 17, 2006. Analytic is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Ashfield Capital Partners, LLC - Effective February 10, 2007, the Trust, on behalf of the Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into an interim sub-advisory agreement (the "Ashfield Sub-Advisory Agreement") with Ashfield Capital Partners, LLC ("Ashfield") pending shareholder approval of a final Ashfield Sub-Advisory Agreement. Ashfield took over that portion of the Fund's assets that were previously subadvised by CastleArk Management, LLC. Ashfield is a subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Value Fund, and the Advisor entered into an interim sub-advisory agreement (the "Barrow Hanley Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") pending shareholder approval of the Barrow Hanley Sub-Advisory Agreement, which was received on May 17, 2006. Barrow Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

CastleArk Management, LLC - The Trust, on behalf of the Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into an interim sub-advisory agreement (the "CastleArk Sub-Advisory Agreement") with CastleArk Management, LLC ("CastleArk") pending shareholder approval of the CastleArk Sub-Advisory Agreement, which was received on May 17, 2006. Effective February 10, 2007, Ashfield took over that portion of the Fund's assets that were previously sub-advised by CastleArk.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Advisor entered into an interim sub-advisory agreement (the "Columbus Circle Sub-Advisory Agreement") with Columbus Circle Investors ("Columbus Circle") pending shareholder approval of the Columbus Circle Sub-Advisory Agreement, which was received on May 17, 2006.

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Emerging Growth Fund and Strategic Small Company Fund, and the Advisor entered into an interim sub-advisory agreement (the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock") pending shareholder approval of the Copper Rock Sub-Advisory Agreement, which was received on April 19, 2006, for the Strategic Small Company Fund and May 17, 2006, for the Emerging Growth Fund. OMUSH owns 60% of the limited liability company interests of Copper Rock and Copper Rock is an affiliate of Old Mutual Capital.

Dwight Asset Management Company - The Trust, on behalf of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Advisor entered into an interim sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight") pending shareholder approval of the Dwight Sub-Advisory Agreement, which was received on April 19, 2006. Dwight is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

AS OF MARCH 31, 2007

Eagle Asset Management, Inc. - The Trust, on behalf of the Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into an interim sub-advisory agreement (the "Eagle Sub-Advisory Agreement") with Eagle Asset Management, Inc. ("Eagle") pending shareholder approval of the Eagle Sub-Advisory Agreement, which was received on April 19, 2006.

Heitman Real Estate Securities, LLC - The Trust, on behalf of the Heitman REIT Fund, and the Advisor entered into an interim sub-advisory agreement (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman") pending shareholder approval of the Heitman Sub-Advisory Agreement, which was received on April 19, 2006. Heitman is a wholly owned subsidiary of Heitman LLC, which is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Liberty Ridge Capital, Inc. - The Trust, on behalf of the Focused Fund, Large Cap Fund, Mid-Cap Fund, Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into an interim sub-advisory agreement (the "Liberty Ridge Sub-Advisory Agreement") with Liberty Ridge pending shareholder approval of the Liberty Ridge Sub-Advisory Agreement, which was received on April 19, 2006, for the Focused Fund Small Cap Fund and Strategic Small Company Fund and May 17, 2006, for the Large Cap Fund and Mid-Cap Fund. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Advisor entered into an interim sub-advisory agreement (the "Munder Sub-Advisory Agreement") with Munder Capital Management ("Munder") pending shareholder approval of the Munder Sub-Advisory Agreement, which was received on May 17, 2006.

Thompson, Siegel & Walmsley, Inc. - The Trust, on behalf of the TS&W Small Cap Value Fund, and the Advisor entered into an interim subadvisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, Inc. ("TS&W") pending shareholder approval of the TS&W Sub-Advisory Agreement, which was received on April 19, 2006. TS&W is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, Inc. - The Trust, on behalf of the Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into an interim sub-advisory agreement (the "Turner Sub-Advisory Agreement") with Turner Investment Partners, Inc. ("Turner") pending shareholder approval of the Turner Sub-Advisory Agreement, which was received on May 17, 2006.

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Advisor entered into an interim sub-advisory agreement (the "Wellington Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington") pending shareholder approval of the Wellington
Sub-Advisory Agreement, which was received on May 17, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisors are entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor (with the exception of the Growth Fund and Cash Reserves Fund). The fees are calculated as follows:


Sub-Advisory Fee Breakpoint Asset Thresholds

                               $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                               less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                               $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
Analytic U.S. Long/Short Fund  0.45%         0.40%         0.35%         0.30%         0.25%         0.20%          0.15%
Columbus Circle Technology
and Communications Fund        0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%
Emerging Growth Fund           0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%
Focused Fund                   0.40%         0.35%         0.30%         0.25%         0.20%         0.15%          0.10%
Heitman REIT Fund              0.55%         0.50%         0.45%         0.40%         0.35%         0.30%          0.25%
Large Cap Fund                 0.40%         0.35%         0.30%         0.25%         0.20%         0.15%          0.10%
Large Cap Growth Fund          0.50%         0.45%         0.40%         0.35%         0.30%         0.25%          0.20%
Large Cap Growth
Concentrated Fund              0.55%         0.50%         0.45%         0.40%         0.35%         0.30%          0.25%
Mid-Cap Fund                   0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%
Select Growth Fund             0.55%         0.50%         0.45%         0.40%         0.35%         0.30%          0.25%
Small Cap Fund                 0.65%         0.60%         0.55%         0.50%         0.45%         0.40%          0.35%
Strategic Small Company Fund   0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%
TS&W Small Cap Value Fund      0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%
Dwight Intermediate Fixed
Income Fund                    0.20%         0.175%        0.15%         0.125%        0.10%         0.075%         0.05%
Dwight Short Term Fixed
Income Fund                    0.20%         0.175%        0.15%         0.125%        0.10%         0.075%         0.05%

                                                       Sub-Advisory Fee Breakpoint Asset Thresholds
                               $0 to less              $1.0 billion to           $1.5 billion to             $2.0 billion
                               than $1.0 billion       less than $1.5 billion    less than $2.0 billion      or greater
Barrow Hanley Value Fund *     0.50%                   0.45%                     0.40%                       0.35%

* Barrow Hanley Value Fund's base sub-advisory fee was reduced from 0.65% to 0.50% effective December 21, 2006.


                     Sub-Advisory Fees without Breakpoints
Growth Fund                      0.475%
Cash Reserves Fund               0.10%*

* There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

From time to time, the Advisor may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and the Advisor have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, the Advisor, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, the Advisor has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Concentrated Fund, Large Cap Growth Fund, Select Growth Fund, Small Cap Fund and Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-advisor(s) by each Fund.

Sub-Administrator - On January 1, 2001, the Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds and Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of funds of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party. Effective December 31, 2005, the Administrator assigned its rights and obligations under the Sub-Administrative Agreement to the Advisor.

Distributor - The Trust has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), a wholly-owned subsidiary of the Advisor. The Distributor receives no compensation under the Distribution Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares and Class R Shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of Class A and Class R shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Fund and separate Service Plans pursuant to Rule 12b-1 under the 1940 Act on behalf of Advisor Class and Class R shares of each Fund, all of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. Distribution fees are paid to the Distributor for the sale and distribution of Class A, Class C and Class R shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

AS OF MARCH 31, 2007

Of the service and distribution fees the Distributor received for the year ended March 31, 2007, it retained the following:

                                                        Service Fees                  Distribution Fees
Fund                                     Advisor Class  Class A  Class C  Class R     Class C     Class R
Analytic U.S. Long/Short Fund            $ -            $ 560    $ 583    $ -         $ 1,749     $ -
Barrow Hanley Value Fund                 7              4,102    6,252    -           18,755      -
Columbus Circle Technology and
Communications Fund                      3              158      203      -           608         -
Emerging Growth Fund                     -              152      175      -           525         -
Focused Fund                             -              1,168    342      -           1,025       -
Growth Fund                              148            167      260      -           807         -
Heitman REIT Fund                        18,000         253      759      -           2,276       -
Large Cap Fund                           22             157      192      -           576         -
Large Cap Growth Fund                    -              158      166      -           471         -
Large Cap Growth Concentrated Fund       238            140      382      -           1,145       -
Mid-Cap Fund                             -              219      701      -           2,104       -
Select Growth Fund                       -              250      151      -           454         -
Small Cap Fund                           -              183      279      -           836         -
Strategic Small Company Fund             58             143      202      -           606         -
TS&W Small Cap Value Fund                -              743      732      -           2,195       -
Dwight Intermediate Fixed Income Fund    -              428      188      -           563         -
Dwight Short Term Fixed Income Fund      49             140      132      -           264         -

Amounts designated as "-" are either $0 or have been rounded to $0.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

U.S. Bank, N.A., serves as the custodian for each of the Funds.

The Trust has entered into a shareholder servicing agreement ("Shareholder Servicing Agreement") with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. Pursuant to the Shareholder Servicing Agreement, the shareholder service fees are reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board. Shareholder servicing fees are included in transfer agent fees in the Statement of Operations.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the year ended March 31, 2007, were as follows:

Fund                                                         Amount
Analytic U.S. Long/Short Fund                          $     11,128
Barrow Hanley Value Fund                                     53,955
Columbus Circle Technology and Communications Fund           387,949
Emerging Growth Fund                                         181,514
Focused Fund                                                 16,141
Growth Fund                                                  546,661
Heitman REIT Fund                                            43,248
Large Cap Fund                                               42,228
Large Cap Growth Fund                                        73,695
Large Cap Growth Concentrated Fund                           135,978
Mid-Cap Fund                                                 81,639
Select Growth Fund                                           185,669
Small Cap Fund                                               28,303
Strategic Small Company Fund                                 25,063
TS&W Small Cap Value Fund                                    19,924
Cash Reserves Fund                                           43,989
Dwight Intermediate Fixed Income Fund                        1,867
Dwight Short Term Fixed Income Fund                          11,720

On April 4, 2000, the Board approved an agreement between the Trust and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services during the year ended March 31, 2007, Old Mutual Fund Services received a fee of $154,214, which was allocated to each Fund quarterly based on average net assets. The fee is reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board.

For the year ended March 31, 2006, Wellington voluntarily contributed $616 to the Cash Reserves Fund to offset losses incurred due to a compliance violation.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, as well as the Senior Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the year ended March 31, 2007, were as follows:

                                               Purchases (000)                   Sales and Maturities (000)
                                           Other       U.S. Government          Other       U.S. Government
Analytic U.S. Long/Short Fund              $124,271    $ -                      $ 46,773    $  -
Barrow Hanley Value Fund                   126,703       -                      339,600        -
Columbus Circle Technology
and Communications Fund                    231,406       -                      294,420        -
Emerging Growth Fund                       353,153       -                      371,840        -
Focused Fund                               30,475        -                      21,903         -
Growth Fund                                528,445       -                      653,399        -
Heitman REIT Fund                          143,125       -                      177,941        -
Large Cap Fund                             226,938       -                      227,561        -
Large Cap Growth Fund                      133,063       -                      159,914        -
Large Cap Growth Concentrated Fund         190,760       -                      222,781        -
Mid-Cap Fund                               314,378       -                      489,438        -
Select Growth Fund                         261,011       -                      297,318        -
Small Cap Fund                             45,992        -                      55,599         -
Strategic Small Company Fund               67,140        -                      79,697         -
TS&W Small Cap Value Fund                  23,731        -                      30,672         -
Dwight Intermediate Fixed Income Fund      3,257         35,047                 4,409          34,503
Dwight Short Term Fixed Income Fund        20,215        334,953                101,526        329,957

Transactions in option contracts written in the Columbus Circle Technology and Communications Fund for the year ended March 31, 2007, were as follows:

                                                       Number of
Written Options Transactions                           Contracts   Premiums
Outstanding at March 31, 2006                          -           $ -
Options written                                        2,338       464
Options exercised                                      (820)       (154)
Options terminated in closing purchasing transactions  (477)       (203)
Outstanding at March 31, 2007                          1,041       $ 107

AS OF MARCH 31, 2007

5. CAPITAL SHARE TRANSACTIONS

                                                             Old Mutual Analytic                 Old Mutual
                                                             U.S. Long/Short Fund                Barrow Hanley Value Fund
                                                          4/1/06 to          4/1/05 to        4/1/06 to          4/1/05 to
                                                          3/31/07            3/31/06          3/31/07             3/31/06
                                                       Shares Dollars     Shares Dollars   Shares    Dollars   Shares   Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          9,117  $127,395    305    $ 3,384   3,021     $ 39,059  8,636    $145,913
Shares Issued upon Reinvestment of Distributions       7      90          20     222       10,840    109,806   1,766    28,626
Redemption Fees                                        n/a    -           n/a    -         n/a       2         n/a      1
Shares Redeemed                                        (886)  (11,165)    (3,163)(35,779)  (18,440)  (243,539) (74,185) (1,241,864)
Net Increase/(Decrease) in Class Z Shares              8,238  116,320     (2,838)(32,173)  (4,579)   (94,672)  (63,783) (1,067,324)

Advisor Class (1)
Shares Issued                                          -      -           -      -         3         36        5        85
Shares Issued upon Reinvestment of Distributions       -      -           -      -         22        220       2        28
Shares Redeemed                                        -      -           -      -         (42)      (586)     (15)     (249)
Net Increase/(Decrease) in Advisor Class Shares        -      -           -      -         (17)      (330)     (8)      (136)

Class A
Shares Issued                                          181    2,491       23     243       22        274       105      1,762
Shares Issued upon Reinvestment of Distributions       -      1           -      1         202       1,997     9        145
Redemption Fees                                        n/a    -           n/a    -         n/a       -         n/a      -
Shares Redeemed                                        (34)   (464)       (7)    (72)      (133)     (1,607)   (236)    (3,969)
Net Increase/(Decrease) in Class A Shares              147    2,028       16     172       91        664       (122)    (2,062)

Class C
Shares Issued                                          52     708         7      66        156       1,372     128      2,109
Shares Issued upon Reinvestment of Distributions       -      -           -      -         210       2,111     21       337
Redemption Fees                                        n/a    -           n/a    -         n/a       -         n/a      -
Shares Redeemed                                        (8)    (103)       (1)    (10)      (351)     (4,448)   (399)    (6,585)
Net Increase/(Decrease) in Class C Shares              44     605         6      56        15        (965)     (250)    (4,139)

Class R (2)
Shares Issued                                          -      -           -      -         -         -         -        -
Shares Issued upon Reinvestment of Distributions       -      -           -      -         -         -         -        -
Shares Redeemed                                        -      -           -      -         -         -         -        -
Net Increase/(Decrease) in Class R Shares              -      -           -      -         -         -         -        -

Institutional Class (2)
Shares Issued                                          -      -           -      -         -         -         -        -
Shares Issued upon Reinvestment of Distributions       -      -           -      -         -         -         -        -
Shares Redeemed                                        -      -           -      -         -         -         -        -
Net Increase/(Decrease) in Institutional Class Shares  -      -           -      -         -         -         -        -

                                                               Old Mutual Columbus
                                                               Circle Technology and               Old Mutual
                                                               Communications Fund                 Emerging Growth Fund
                                                            4/1/06 to         4/1/05 to         4/1/06 to         4/1/05 to
                                                            3/31/07           3/31/06           3/31/07           3/31/06
                                                         Shares  Dollars   Shares  Dollars   Shares  Dollars   Shares  Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                            612     $ 7,675   1,261   $ 14,586  1,905   $ 28,908  1,124   $ 15,518
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Redemption Fees                                          n/a     -         n/a     -         n/a     1         n/a     -
Shares Redeemed                                          (5,435) (68,099)   (6,294) (73,197)  (3,230) (47,882) (4,450) (60,903)
Net Increase/(Decrease) in Class Z Shares                (4,823) (60,424)  (5,033) (58,611)  (1,325) (18,973)  (3,326) (45,385)

Advisor Class (1)
Shares Issued                                            -       -         29      303       -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Shares Redeemed                                          (16)    (175)     (842)   (9,056)   -       -         -       -
Net Increase/(Decrease) in Advisor Class Shares          (16)    (175)     (813)   (8,753)   -       -         -       -

Class A
Shares Issued                                            1       8         -       -         -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Redemption Fees                                          n/a     -         n/a     -         n/a     -         n/a     -
Shares Redeemed                                          -       (2)       -       -         -       -         -       -
Net Increase/(Decrease) in Class A Shares                1       6         -       -         -       -         -       -

Class C
Shares Issued                                            1       6         5       56        3       38        2       25
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Redemption Fees                                          n/a     -         n/a     -         n/a     -         n/a     -
Shares Redeemed                                          (1)     (7)       -       -         -       (7)       -       (1)
Net Increase/(Decrease) in Class C Shares                -       (1)       5       56        3       31        2       24

Class R (2)
Shares Issued                                            -       -         -       -         -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Shares Redeemed                                          -       -         -       -         -       -         -       -
Net Increase/(Decrease) in Class R Shares                -       -         -       -         -       -         -       -

Institutional Class (2)
Shares Issued                                            -       -         -       -         -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -         -       -         -       -
Shares Redeemed                                          -       -         -       -         -       -         -       -
Net Increase/(Decrease) in Institutional Class Shares    -       -         -       -         -       -         -       -


                                                                  Old Mutual
                                                                  Focused Fund
                                                            4/1/06 to         4/1/05 to
                                                            3/31/07           3/31/06
                                                         Shares  Dollars   Shares  Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                            806     $ 18,717  208     $ 4,046
Shares Issued upon Reinvestment of Distributions         3       71        4       85
Redemption Fees                                          n/a     -         n/a     -
Shares Redeemed                                          (586)   (13,592)  (409)   (8,065)
Net Increase/(Decrease) in Class Z Shares                223     5,196     (197)   (3,934)

Advisor Class (1)
Shares Issued                                            -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -
Shares Redeemed                                          -       -         -       -
Net Increase/(Decrease) in Advisor Class Shares          -       -         -       -

Class A
Shares Issued                                            152     3,545     -       -
Shares Issued upon Reinvestment of Distributions         -       6         -       -
Redemption Fees                                          n/a     -         n/a     -
Shares Redeemed                                          (16)    (365)     -       -
Net Increase/(Decrease) in Class A Shares                136     3,186     -       -

Class C
Shares Issued                                            8       179       -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -
Redemption Fees                                          n/a     -         n/a     -
Shares Redeemed                                          (1)     (21)      -       -
Net Increase/(Decrease) in Class C Shares                7       158       -       -

Class R (2)
Shares Issued                                            -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -
Shares Redeemed                                          -       -         -       -
Net Increase/(Decrease) in Class R Shares                -       -         -       -

Institutional Class (2)
Shares Issued                                            -       -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -
Shares Redeemed                                          -       -         -       -
Net Increase/(Decrease) in Institutional Class Shares    -       -         -       -

AS OF MARCH 31, 2007

                                                                Old Mutual                             Old Mutual
                                                                Growth Fund                            Heitman REIT Fund
                                                          4/1/06 to         4/1/05 to            4/1/06 to           4/1/05 to
                                                          3/31/07           3/31/06              3/31/07             3/31/06
                                                       Shares  Dollars   Shares    Dollars    Shares   Dollars    Shares   Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          548     $ 12,265  1,557     $ 31,455   3,985    $ 59,930   4,865    $ 64,538
Shares Issued upon Reinvestment of Distributions       -       -         -         -          1,202    18,155     1,312    16,893
Redemption Fees                                        n/a     -         n/a       -          n/a      2          n/a      1
Shares Redeemed                                        (6,534) (146,747) (12,262)  (247,566)  (6,144)  (96,381)   (5,699)  (73,651)
Net Increase/(Decrease) in Class Z Shares              (5,986) (134,482) (10,705)  (216,111)  (957)    (18,294)   478      7,781

Advisor Class (1)
Shares Issued                                          -       -         1         11         115      1,739      98       1,294
Shares Issued upon Reinvestment of Distributions       -       -         -         -          108      1,625      138      1,761
Shares Redeemed                                        -       -         (4)       (84)       (266)    (3,970)    (306)    (4,010)
Net Increase/(Decrease) in Advisor Class Shares        -       -         (3)       (73)       (43)     (606)      (70)     (955)

Class A
Shares Issued                                          3       57        7         149        23       361        20       266
Shares Issued upon Reinvestment of Distributions       -       -         -         -          4        53         2        23
Shares Redeemed                                        (8)     (180)     -         -          (20)     (314)      (9)      (125)
Net Increase/(Decrease) in Class A Shares              (5)     (123)     7         149        7        100        13       164

Class C
Shares Issued                                          3       68        -         -          14       216        23       318
Shares Issued upon Reinvestment of Distributions       -       -         -         -          2        29         5        64
Shares Redeemed                                        -       -         -         -          (28)     (412)      (11)     (149)
Net Increase/(Decrease) in Class C Shares              3       68        -         -          (12)     (167)      17       233

Class R (2)
Shares Issued                                          -       -         -         -          -        -          -        -
Shares Issued upon Reinvestment of Distributions       -       -         -         -          -        -          -        -
Shares Redeemed                                        -       -         -         -          -        -          -        -
Net Increase/(Decrease) in Class R Shares              -       -         -         -          -        -          -        -

Institutional Class (2)
Shares Issued                                          -       -         -         -          -        -          -        -
Shares Issued upon Reinvestment of Distributions       -       -         -         -          -        -          -        -
Shares Redeemed                                        -       -         -         -          -        -          -        -
Net Increase/(Decrease) in Institutional Class Shares  -       -         -         -          -        -          -        -

                                                                   Old Mutual                            Old Mutual
                                                                   Large Cap Fund                        Large Cap Growth Fund
                                                          4/1/06 to            4/1/05 to           4/1/06 to          4/1/05 to
                                                          3/31/07              3/31/06             3/31/07            3/31/06
                                                       Shares    Dollars    Shares   Dollars    Shares   Dollars   Shares   Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          12,036    $ 178,288  380      $ 4,770    187      $ 4,262   444      $ 9,188
Shares Issued upon Reinvestment of Distributions       44        678        42       549        -        -         -        -
Redemption Fees                                        n/a       3          n/a      -          n/a      -         n/a      -
Shares Redeemed                                        (11,808)  (181,398)  (4,137)  (52,480)   (1,381)  (31,060)  (3,061)  (65,055)
Net Increase/(Decrease) in Class Z Shares              272       (2,429)    (3,715)  (47,161)   (1,194)  (26,798)  (2,617)  (55,867)

Advisor Class (1)
Shares Issued                                          28        413        11       130        3        64        3        69
Shares Issued upon Reinvestment of Distributions       -         1          -        1          -        -         -        -
Shares Redeemed                                        (25)      (365)      (20)     (252)      (3)      (65)      (5)      (102)
Net Increase/(Decrease) in Advisor Class Shares        3         49         (9)      (121)      -        (1)       (2)      (33)

Class A
Shares Issued                                          20        305        -        -          4        96        -        -
Shares Issued upon Reinvestment of Distributions       -         -          -        -          -        -         -        -
Shares Redeemed                                        -         -          -        -          -        -         -        -
Net Increase/(Decrease) in Class A Shares              20        305        -        -          4        96        -        -

Class C
Shares Issued                                          4         56         -        -          -        3         -        -
Shares Issued upon Reinvestment of Distributions       -         -          -        -          -        -         -        -
Shares Redeemed                                        -         -          -        -          -        -         -        -
Net Increase/(Decrease) in Class C Shares              4         56         -        -          -        3         -        -

Class R (2)
Shares Issued                                          -         -          -        -          -        -         -        -
Shares Issued upon Reinvestment of Distributions       -         -          -        -          -        -         -        -
Shares Redeemed                                        -         -          -        -          -        -         -        -
Net Increase/(Decrease) in Class R Shares              -         -          -        -          -        -         -        -

Institutional Class (2)
Shares Issued                                          -         -          -        -          -        -         -        -
Shares Issued upon Reinvestment of Distributions       -         -          -        -          -        -         -        -
Shares Redeemed                                        -         -          -        -          -        -         -        -
Net Increase/(Decrease) in Institutional Class Shares  -         -          -        -          -        -         -        -


                                                                 Old Mutual Large Cap
                                                                 Growth Concentrated Fund
                                                            4/1/06 to             4/1/05 to
                                                            3/31/07               3/31/06
                                                         Shares    Dollars     Shares    Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                            227       $ 4,045     448       $ 7,318
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Redemption Fees                                          n/a       -           n/a       1
Shares Redeemed                                          (2,019)   (35,721)    (3,487)   (55,290)
Net Increase/(Decrease) in Class Z Shares                (1,792)   (31,676)    (3,039)   (47,971)

Advisor Class (1)
Shares Issued                                            -         5           1         8
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Shares Redeemed                                          -         -           (2)       (29)
Net Increase/(Decrease) in Advisor Class Shares          -         5           (1)       (21)

Class A
Shares Issued                                            36        634         3         46
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Shares Redeemed                                          (4)       (73)        (2)       (29)
Net Increase/(Decrease) in Class A Shares                32        561         1         17

Class C
Shares Issued                                            7         123         2         32
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Shares Redeemed                                          (1)       (13)        -         -
Net Increase/(Decrease) in Class C Shares                6         110         2         32

Class R (2)
Shares Issued                                            -         -           -         -
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Shares Redeemed                                          -         -           -         -
Net Increase/(Decrease) in Class R Shares                -         -           -         -

Institutional Class (2)
Shares Issued                                            -         -           -         -
Shares Issued upon Reinvestment of Distributions         -         -           -         -
Shares Redeemed                                          -         -           -         -
Net Increase/(Decrease) in Institutional Class Shares    -         -           -         -

AS OF MARCH 31, 2007

                                                                  Old Mutual                            Old Mutual
                                                                  Mid-Cap Fund                          Select Growth Fund
                                                          4/1/06 to           4/1/05 to            4/1/06 to          4/1/05 to
                                                          3/31/07             3/31/06              3/31/07            3/31/06
                                                       Shares   Dollars    Shares   Dollars     Shares   Dollars   Shares   Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          1,625    $ 27,342   2,636    $ 49,050    114      $ 2,754   314      $ 7,038
Shares Issued upon Reinvestment of Distributions       4,645    71,473     1,783    32,457      -        -         -        -
Redemption Fees                                        n/a      -          n/a      -           n/a      -         n/a      -
Shares Redeemed                                        (11,920) (198,887)  (9,017)  (168,036)   (1,567)  (38,447)  (2,419)  (53,496)
Net Increase/(Decrease) in Class Z Shares              (5,650)  (100,072)  (4,598)  (86,529)    (1,453)  (35,693)  (2,105)  (46,458)

Advisor Class (1)
Shares Issued                                          74       1,266      130      2,379       -        -         -        -
Shares Issued upon Reinvestment of Distributions       92       1,389      36       638         -        -         -        -
Shares Redeemed                                        (166)    (2,828)    (263)    (4,898)     -        -         -        -
Net Increase/(Decrease) in Advisor Class Shares        -        (173)      (97)     (1,881)     -        -         -        -

Class A
Shares Issued                                          -        7          2        34          2        60        -        -
Shares Issued upon Reinvestment of Distributions       3        46         1        16          -        -         -        -
Shares Redeemed                                        (5)      (72)       (7)      (128)       -        -         -        -
Net Increase/(Decrease) in Class A Shares              (2)      (19)       (4)      (78)        2        60        -        -

Class C
Shares Issued                                          5        77         5        97          -        -         -        -
Shares Issued upon Reinvestment of Distributions       4        64         1        20          -        -         -        -
Shares Redeemed                                        (3)      (42)       -        (10)        -        -         -        -
Net Increase/(Decrease) in Class C Shares              6        99         6        107         -        -         -        -

Class R (2)
Shares Issued                                          -        -          -        -           -        -         -        -
Shares Issued upon Reinvestment of Distributions       -        -          -        -           -        -         -        -
Shares Redeemed                                        -        -          -        -           -        -         -        -
Net Increase/(Decrease) in Class R Shares              -        -          -        -           -        -         -        -

Institutional Class (2)
Shares Issued                                          -        -          -        -           -        -         -        -
Shares Issued upon Reinvestment of Distributions       -        -          -        -           -        -         -        -
Shares Redeemed                                        -        -          -        -           -        -         -        -
Net Increase/(Decrease) in Institutional Class Shares  -        -          -        -           -        -         -        -

                                                                   Old Mutual                         Old Mutual Strategic
                                                                   Small Cap Fund                     Small Company Fund
                                                            4/1/06 to         4/1/05 to           4/1/06 to          4/1/05 to
                                                            3/31/07           3/31/06             3/31/07            3/31/06
                                                         Shares  Dollars   Shares  Dollars     Shares   Dollars   Shares  Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                            282     $ 7,401   117     $ 2,686     173      $ 2,546   318     $ 4,977
Shares Issued upon Reinvestment of Distributions         -       -         -       -           873      10,439    -       -
Redemption Fees                                          n/a     -         n/a     -           n/a      -         n/a     -
Shares Redeemed                                          (624)   (15,742)  (859)   (19,733)    (1,155)  (15,867)  (1,094) (17,342)
Net Increase/(Decrease) in Class Z Shares                (342)   (8,341)   (742)   (17,047)    (109)    (2,882)   (776)   (12,365)

Advisor Class (1)
Shares Issued                                            -       -         -       -           21       309       40      613
Shares Issued upon Reinvestment of Distributions         -       -         -       -           25       290       -       -
Shares Redeemed                                          -       -         (1)     (14)        (53)     (715)     (75)    (1,163)
Net Increase/(Decrease) in Advisor Class Shares          -       -         (1)     (14)        (7)      (116)     (35)    (550)

Class A
Shares Issued                                            2       50        -       9           77       1,141     9       139
Shares Issued upon Reinvestment of Distributions         -       -         -       -           28       327       -       -
Shares Redeemed                                          -       -         -       -           (21)     (265)     -       -
Net Increase/(Decrease) in Class A Shares                2       50        -       9           84       1,203     9       139

Class C
Shares Issued                                            5       118       -       4           1        20        -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -           2        22        -       -
Shares Redeemed                                          -       -         -       (4)         (1)      (8)       -       -
Net Increase/(Decrease) in Class C Shares                5       118       -       -           2        34        -       -

Class R (2)
Shares Issued                                            -       -         -       -           -        -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -           -        -         -       -
Shares Redeemed                                          -       -         -       -           -        -         -       -
Net Increase/(Decrease) in Class R Shares                -       -         -       -           -        -         -       -

Institutional Class (2)
Shares Issued                                            -       -         -       -           -        -         -       -
Shares Issued upon Reinvestment of Distributions         -       -         -       -           -        -         -       -
Shares Redeemed                                          -       -         -       -           -        -         -       -
Net Increase/(Decrease) in Institutional Class Shares    -       -         -       -           -        -         -       -

AS OF MARCH 31, 2007

                                                                Old Mutual TS&W                      Old Mutual
                                                                Small Cap Value Fund                 Cash Reserves Fund
                                                          4/1/06 to         4/1/05 to            4/1/06 to          4/1/05 to
                                                          3/31/07           3/31/06              3/31/07            3/31/06
                                                       Shares  Dollars   Shares   Dollars    Shares    Dollars   Shares    Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          276     $ 7,468   281      $ 7,301    27,632    $ 27,632  22,815    $ 22,814
Shares Issued upon Reinvestment of Distributions       362     9,224     227      5,699      1,439     1,439     1,206     1,206
Redemption Fees                                        n/a     -         n/a      -          n/a       -         n/a       -
Shares Redeemed                                        (516)   (13,897)  (1,724)  (44,708)   (30,665)  (30,665)  (31,237)  (31,237)
Net Increase/(Decrease) in Class Z Shares              122     2,795     (1,216)  (31,708)   (1,594)   (1,594)   (7,216)   (7,217)

Advisor Class (1)
Shares Issued                                          -       -         -        -          -         -         -         -
Shares Issued upon Reinvestment of Distributions       -       -         -        -          -         -         -         -
Redemption Fees                                        n/a     -         n/a      -          n/a       -         n/a       -
Shares Redeemed                                        -       -         -        -          -         -         -         -
Net Increase/(Decrease) in Advisor Class Shares        -       -         -        -          -         -         -         -

Class A
Shares Issued                                          2       46        2        43         -         -         -         -
Shares Issued upon Reinvestment of Distributions       5       125       3        81         -         -         -         -
Redemption Fees                                        n/a     -         n/a      -          n/a       -         n/a       -
Shares Redeemed                                        (9)     (237)     (3)      (82)       -         -         -         -
Net Increase/(Decrease) in Class A Shares              (2)     (66)      2        42         -         -         -         -

Class C
Shares Issued                                          -       -         1        30         -         -         -         -
Shares Issued upon Reinvestment of Distributions       7       171       4        96         -         -         -         -
Redemption Fees                                        n/a     -         n/a      -          n/a       -         n/a       -
Shares Redeemed                                        (10)    (245)     (4)      (115)      -         -         -         -
Net Increase/(Decrease) in Class C Shares              (3)     (74)      1        11         -         -         -         -

Class R (2)
Shares Issued                                          -       -         -        -          -         -         -         -
Shares Issued upon Reinvestment of Distributions       -       -         -        -          -         -         -         -
Shares Redeemed                                        -       -         -        -          -         -         -         -
Net Increase/(Decrease) in Class R Shares              -       -         -        -          -         -         -         -

Institutional Class (2)
Shares Issued                                          -       -         -        -          -         -         -         -
Shares Issued upon Reinvestment of Distributions       -       -         -        -          -         -         -         -
Shares Redeemed                                        -       -         -        -          -         -         -         -
Net Increase/(Decrease) in Institutional Class Shares  -       -         -        -          -         -         -         -

(1) Advisor Class commenced operations on December 20, 2006, for the Analytic U.S. Long/Short Fund, Emerging Growth Fund, Focused Fund, Select Growth Fund and Dwight Intermediate Fixed Income Fund.

(2)   Class R and Institutional Class commenced operations on December 20,
2006.

n/a - Not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                Old Mutual                            Old Mutual
                                                                Dwight Intermediate                   Dwight Short Term
                                                                Fixed Income Fund                     Fixed Income Fund
                                                          4/1/06 to         4/1/05 to           4/1/06 to          4/1/05 to
                                                          3/31/07           3/31/06             3/31/07            3/31/06
                                                       Shares  Dollars   Shares  Dollars     Shares   Dollars   Shares    Dollars
Capital Share Transactions (000):

Class Z
Shares Issued                                          98      $ 987     178     $ 1,802     167      $ 1,636   1,895     $ 18,620
Shares Issued upon Reinvestment of Distributions       34      342       32      321         810      7,962     983       9,654
Redemption Fees                                        n/a     -         n/a     -           n/a      -         n/a       -
Shares Redeemed                                        (146)   (1,454)   (168)   (1,688)     (8,034)  (78,851)  (16,795)  (165,034)
Net Increase/(Decrease) in Class Z Shares              (14)    (125)     42      435         (7,057)  (69,253)  (13,917)  (136,760)

Advisor Class (1)
Shares Issued                                          -       -         -       -           46       443       -         2
Shares Issued upon Reinvestment of Distributions       -       -         -       -           2        20        4         41
Redemption Fees                                        n/a     -         n/a     -           n/a      -         n/a       -
Shares Redeemed                                        -       -         -       -           (75)     (736)     (170)     (1,678)
Net Increase/(Decrease) in Advisor Class Shares        -       -         -       -           (27)     (273)     (166)     (1,635)

Class A
Shares Issued                                          53      535       -       -           -        3         -         -
Shares Issued upon Reinvestment of Distributions       -       3         1       2           -        2         -         1
Redemption Fees                                        n/a     -         n/a     -           n/a      -         n/a       -
Shares Redeemed                                        -       (6)       -       -           -        -         -         -
Net Increase/(Decrease) in Class A Shares              53      532       1       2           -        5         -         1

Class C
Shares Issued                                          4       34        3       32          -        -         -         -
Shares Issued upon Reinvestment of Distributions       -       3         -       2           -        2         -         1
Redemption Fees                                        n/a     -         n/a     -           n/a      -         n/a       -
Shares Redeemed                                        -       -         (4)     (45)        -        -         -         -
Net Increase/(Decrease) in Class C Shares              4       37        (1)     (11)        -        2         -         1

Class R (2)
Shares Issued                                          -       -         -       -           -        -         -         -
Shares Issued upon Reinvestment of Distributions       -       -         -       -           -        -         -         -
Shares Redeemed                                        -       -         -       -           -        -         -         -
Net Increase/(Decrease) in Class R Shares              -       -         -       -           -        -         -         -

Institutional Class (2)
Shares Issued                                          -       -         -       -           -        -         -         -
Shares Issued upon Reinvestment of Distributions       -       -         -       -           -        -         -         -
Shares Redeemed                                        -       -         -       -           -        -         -         -
Net Increase/(Decrease) in Institutional Class Shares  -       -         -       -           -        -         -         -

AS OF MARCH 31, 2007

6. FEDERAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2007, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital and dividends on short sales, were reclassified to the following accounts:

                                                       Increase/(Decrease)  Increase/(Decrease)           Increase/(Decrease)
                                                       Paid-in              Undistributed Net             Accumulated Net
Fund                                                   Capital (000)        Investment Income (000)       Realized Gain (000)
Analytic U.S. Long/Short Fund                          $ -                   $ 27                          $ (27)
Columbus Circle Technology and Communications Fund       (1,955)             1,955                         -
Emerging Growth Fund                                     (1,740)             1,740                         -
Growth Fund                                              (1,997)             2,019                         (22)
Heitman REIT Fund                                        -                   2,560                         (2,560)
Large Cap Growth Fund                                    (327)               327                           -
Large Cap Growth Concentrated Fund                       (538)               538                           -
Mid-Cap Fund                                             -                   1,477                         (1,477)
Select Growth Fund                                       (758)               758                           -
Small Cap Fund                                           (182)               186                           (4)
Strategic Small Company Fund                             -                   365                           (365)
TS&W Small Cap Value Fund                                -                   388                           (388)
Dwight Intermediate Fixed Income Fund                    -                   1                             (1)
Dwight Short Term Fixed Income Fund                      -                   (110)                         110

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "-" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended March 31, 2007 and 2006 were as follows:

                               Ordinary          Long-Term              Return of        Total
Fund                           Income (000)      Capital Gain (000)     Capital (000)    (000)
Analytic U.S. Long/Short Fund
2007                           $ 94              $ -                    $ -              $ 94
2006                           228                 -                    -                228

Barrow Hanley Value Fund
2007                           2,414               115,387              -                117,801
2006                           5,012               25,068               -                30,080

Focused Fund
2007                           81                  -                    -                81
2006                           88                  -                    -                88

Heitman REIT Fund
2007                           6,668               17,493               -                24,161
2006                           6,234               16,476               1,567            24,277

Large Cap Fund
2007                           708                 -                    -                708
2006                           564                 -                    -                564

                                           Ordinary          Long-Term             Return of         Total
Fund                                       Income (000)      Capital Gain (000)    Capital (000)     (000)
Mid-Cap Fund
2007                                       $15,333           $59,935                    $-           $75,268
2006                                       15,917            18,349                     -            34,266

Strategic Small Company Fund
2007                                       -                 11,426                     -            11,426
2006                                       -                 -                          -            -

TS&W Small Cap Value Fund
2007                                       43                9,784                      -            9,827
2006                                       1,032             5,161                      -            6,193

Cash Reserves Fund
2007                                       1,537             -                          -            1,537
2006                                       1,111             -                          -            1,111

Dwight Intermediate Fixed Income Fund
2007                                       358               -                          -            358
2006                                       319               10                         -            329

Dwight Short Term Fixed Income Fund
2007                                       8,013             -                          -            8,013
2006                                       9,738             -                          -            9,738

The following Funds did not declare dividends or distributions during the years ended March 31, 2007 and 2006: Columbus Circle Technology and Communications Fund, Emerging Growth Fund, Growth Fund, Large Cap Growth
Fund, Large Cap Growth Concentrated Fund, Select Growth Fund and Small Cap Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

As of March 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                   Undistributed   Undistributed    Capital        Post-    Unrealized      Other
                                   Ordinary        Long-Term        Loss           October  Appreciation/   Temporary
                                   Income          Capital Gain     Carryforwards  Losses   (Depreciation)  Differences  Total
Fund                               (000)           (000)            (000)          (000)    (000)           (000)        (000)
Analytic U.S. Long/Short Fund      $ 221           $ -               $(10,565)      $ -      $ 4,774         $ -         $ (5,570)
Barrow Hanley Value Fund           3,909           7,339             -              -        28,025          -           39,273
Columbus Circle Technology and
Communications Fund                -               -                 (2,395,385)    -        34,576          -           (2,360,809)
Emerging Growth Fund               -               -                 (244,217)      -        20,228          -           (223,989)
Focused Fund                       69              583               -              -        2,246           -           2,898
Growth Fund                        -               -                 (1,212,404)    -        92,341          -           (1,120,063)
Heitman REIT Fund*                 793             3,254             -              -        73,276          -           77,323
Large Cap Fund                     169             -                 (83,739)       -        8,048           -           (75,522)
Large Cap Growth Fund              -               -                 (133,283)      -        8,242           -           (125,041)
Large Cap Growth
Concentrated Fund                  -               -                 (294,639)      -        9,461           -           (285,178)
Mid-Cap Fund                       12,531          15,192            -              -        26,654          -           54,377
Select Growth Fund                 -               -                 (1,133,130)    -        9,793           -           (1,123,337)
Small Cap Fund                     -               -                 (5,236)        -        5,055           11          (170)
Strategic Small Company Fund       1,411           460               -              -        4,591           5           6,467
TS&W Small Cap Value Fund          441             2,203             -              -        21,941          (1)         24,584
Cash Reserves Fund                 1               -                 (9)            -        -               (1)         (9)
Dwight Intermediate
Fixed Income Fund                  5               -                 (5)            -        (7)             (5)         (12)
Dwight Short Term
Fixed Income Fund                  -               -                 (3,688)        (59)     (689)           (1)         (4,437)

* Information reflects fund activity based on the Fund's December 31, 2006 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

AS OF MARCH 31, 2007

Post-October losses represent losses realized on investment transactions from November 1, 2006 through March 31, 2007 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years.

As of March 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Expiring March 31,

Fund                     2008  2009        2010        2011        2012     2013  2014      2015    Total
Analytic U.S.
Long/Short Fund          $-    $ -         $ -         $ 10,565    $ -      $-    $ -       $ -     $ 10,565
Columbus Circle
Technology and
Communications Fund      -     15,385      1,954,050   425,950     -        -     -         -       2,395,385
Emerging Growth Fund     -     -           123,471     120,746     -        -     -         -       244,217
Growth Fund              -     -           899,664     312,740     -        -     -         -       1,212,404
Large Cap Fund           -     -           -           83,739      -        -     -         -       83,739
Large Cap Growth Fund    -     -           59,987      73,296      -        -     -         -       133,283
Large Cap Growth
Concentrated Fund        -     -           -           189,242     105,397  -     -         -       294,639
Select Growth Fund       -     129,249     877,966     125,915     -        -     -         -       1,133,130
Small Cap Fund           -     -           -           5,236       -        -     -         -       5,236
Cash Reserves Fund       4     -           5           -           -        -     -         -       9
Dwight Intermediate
Fixed Income Fund        -     -           -           -           -        -     -         5       5
Dwight Short Term
Fixed Income Fund        -     -           -           -           -        -     2,000     1,688   3,688

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended March 31, 2007, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

Fund
Analytic U.S. Long/Short Fund                          $     4,257
Columbus Circle Technology and Communications Fund           14,548
Emerging Growth Fund                                         7,231
Focused Fund                                                 1,507
Growth Fund                                                  14,835
Large Cap Fund                                               16,786
Large Cap Growth Fund                                        8,161
Large Cap Growth Concentrated Fund                           5,630
Select Growth Fund                                           6,593
Small Cap Fund                                               3,881

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written options contracts, held by each Fund excluding the Cash Reserves Fund, at March 31, 2007 were as follows:

                                                                                                Net Unrealized
                                           Federal     Unrealized        Unrealized             Appreciation/
                                           Tax Cost    Appreciation      Depreciation           (Depreciation)
Fund                                       (000)       (000)             (000)                  (000)
Analytic U.S. Long/Short Fund              $154,926    $ 9,107           $ (4,436)              $ 4,671
Barrow Hanley Value Fund                   102,768     28,564            (539)                  28,025
Columbus Circle Technology and
Communications Fund                        125,103     36,757            (2,194)                34,563
Emerging Growth Fund                       138,543     24,026            (3,798)                20,228
Focused Fund                               26,981      2,680             (434)                  2,246
Growth Fund                                441,788     102,524           (10,183)               92,341
Heitman REIT Fund                          133,632     65,456            (1,035)                64,421
Large Cap Fund                             93,571      9,845             (1,797)                8,048
Large Cap Growth Fund                      78,654      10,005            (1,763)                8,242
Large Cap Growth Concentrated Fund         102,949     11,686            (2,225)                9,461
Mid-Cap Fund                               228,628     35,241            (8,587)                26,654
Select Growth Fund                         108,857     12,357            (2,564)                9,793
Small Cap Fund                             38,922      6,590             (1,535)                5,055
Strategic Small Company Fund               33,437      5,846             (1,255)                4,591
TS&W Small Cap Value Fund                  47,589      22,919            (978)                  21,941
Dwight Intermediate Fixed Income Fund      10,657      38                (45)                   (7)
Dwight Short Term Fixed Income Fund        211,089     358               (1,047)                (689)

7. CONCENTRATIONS/RISKS

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, including technology. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that the Analytic U.S. Long/Short Fund may have to cover its short positions at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 8, the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2007.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF MARCH 31, 2007

9. LITIGATION

In June 2004, sub-advisor Liberty Ridge [formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")], reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Funds. In this event, the Board would be required to seek new investment management of the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's Statement of Additional Information. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Funds. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISOR

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9 were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Funds will not be required to adopt FIN 48 until after September 30, 2007. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2007, the Funds have not evaluated the impact that will result from adopting FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Advisor Funds II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Focused Fund, Old Mutual Growth Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund (constituting Old Mutual Advisor Funds II, hereafter referred to as the "Trust") at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 21, 2007

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2007, each portfolio is designating the following items with regard to distributions paid during the year.



                                                                         Net
                               Long Term                   Ordinary      Investment    Return of     Tax-
                               Capital Gain  Short Term    Income        Income        Capital       Exempt    Total
Fund                           Distribution  Distribution  Distribution  Distribution  Distribution  Interest  Distributions
Analytic U.S. Long/Short Fund  0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%
Barrow Hanley Value Fund       97.95%        0.00%         2.05%         0.00%         0.00%         0.00%     100.00%
Columbus Circle Technology
and Communications
Fund                           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Emerging Growth Fund           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Focused Fund                   0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%
Growth Fund                    0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Heitman REIT Fund (6)          72.02%        18.61%        9.37%         0.00%         0.00%         0.00%     100.00%
Large Cap Fund                 0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%
Large Cap Growth Fund          0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Large Cap Growth
Concentrated Fund              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Mid-Cap Fund                   79.63%        20.37%        0.00%         0.00%         0.00%         0.00%     100.00%
Select Growth Fund             0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Small Cap Fund                 0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
Strategic Small Company
Fund                           100.00%       0.00%         0.00%         0.00%         0.00%         0.00%     100.00%
TS&W Small Cap Value
Fund                           99.56%        0.44%         0.00%         0.00%         0.00%         0.00%     100.00%
Cash Reserves Fund             0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%
Dwight Intermediate
Fixed Income Fund              0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%
Dwight Short Term
Fixed Income Fund              0.00%         0.00%         100.00%       0.00%         0.00%         0.00%     100.00%

                                Qualifying
                                For Corporate                                       Qualified
                                Dividends      Qualifying  U.S.         Qualified   Short Term
                                Receivable     Dividend    Government   Interest    Capital
Fund                            Deduction(1)   Income(2)   Interest(3)  Income(4)   Gain(5)
Analytic U.S. Long/Short Fund   100.00%        100.00%     15.92%       60.78%      0.00%
Barrow Hanley Value Fund        78.21%         84.32%      0.00%        0.76%       0.00%
Columbus Circle Technology
and Communications
Fund                            0.00%          0.00%       0.00%        0.00%       0.00%
Emerging Growth Fund            0.00%          0.00%       0.00%        0.00%       0.00%
Focused Fund                    100.00%        100.00%     0.00%        16.66%      0.00%
Growth Fund                     0.00%          0.00%       0.00%        0.00%       0.00%
Heitman REIT Fund (6)           0.00%          0.00%       0.00%        6.00%       100.00%
Large Cap Fund                  100.00%        100.00%     0.00%        9.87%       0.00%
Large Cap Growth Fund           0.00%          0.00%       0.00%        0.00%       0.00%
Large Cap Growth
Concentrated Fund               0.00%          0.00%       0.00%        0.00%       0.00%
Mid-Cap Fund                    23.81%         24.88%      0.00%        0.00%       84.77%
Select Growth Fund              0.00%          0.00%       0.00%        0.00%       0.00%
Small Cap Fund                  0.00%          0.00%       0.00%        0.00%       0.00%
Strategic Small Company
Fund                            0.00%          0.00%       0.00%        0.00%       0.00%
TS&W Small Cap Value
Fund                            50.13%         50.41%      0.00%        0.00%       100.00%
Cash Reserves Fund              0.00%          0.00%       0.00%        92.98%      0.00%
Dwight Intermediate
Fixed Income Fund               0.00%          0.00%       6.41%        99.79%      0.00%
Dwight Short Term
Fixed Income Fund               0.00%          0.00%       6.44%        99.97%      0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) All the Heitman REIT Fund distribution information in the chart above is based on financial activity during the Fund's 2006 calendar tax year.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Advisor Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - March 31, 2007 (Unaudited)

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2007.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Annualized          Expenses
                         Beginning      Ending                  Expense             Paid
                         Account        Account                 Ratios              During
                         Value          Value                   For the Six         Six Month
                         10/1/06        3/31/07                 Month Period        Period*
Old Mutual Analytic U.S. Long/Short Fund - Class Z
Actual Fund Return       $1,000.00      $1,162.80               1.17%               $6.31
Hypothetical 5% Return   1,000.00       1,019.10                1.17                5.89
Old Mutual Analytic U.S. Long/Short Fund - Advisor Class
Actual Fund Return       1,000.00       1,049.60                1.38                3.87**
Hypothetical 5% Return   1,000.00       1,018.05                1.38                6.94
Old Mutual Analytic U.S. Long/Short Fund - Class A
Actual Fund Return       1,000.00       1,160.70                1.41                7.60
Hypothetical 5% Return   1,000.00       1,017.90                1.41                7.09
Old Mutual Analytic U.S. Long/Short Fund - Class C
Actual Fund Return       1,000.00       1,157.30                2.18                11.73
Hypothetical 5% Return   1,000.00       1,014.06                2.18                10.95
Old Mutual Analytic U.S. Long/Short Fund - Class R
Actual Fund Return       1,000.00       1,048.90                1.71                4.80**
Hypothetical 5% Return   1,000.00       1,016.40                1.71                8.60
Old Mutual Analytic U.S. Long/Short Fund - Institutional Class
Actual Fund Return       1,000.00       1,051.10                1.01                2.84**
Hypothetical 5% Return   1,000.00       1,019.90                1.01                5.09


                                                            Annualized         Expenses
                         Beginning      Ending              Expense            Paid
                         Account        Account             Ratios             During
                         Value          Value               For the Six        Six Month
                         10/1/06        3/31/07             Month Period       Period*
Old Mutual Barrow Hanley Value Fund - Class Z
Actual Fund Return       $1,000.00      $1,083.60           1.10%              $5.71
Hypothetical 5% Return   1,000.00       1,019.45            1.10               5.54
Old Mutual Barrow Hanley Value Fund - Advisor Class
Actual Fund Return       1,000.00       1,083.00            1.35               7.01
Hypothetical 5% Return   1,000.00       1,018.20            1.35               6.79
Old Mutual Barrow Hanley Value Fund - Class A
Actual Fund Return       1,000.00       1,082.30            1.35               7.01
Hypothetical 5% Return   1,000.00       1,018.20            1.35               6.79
Old Mutual Barrow Hanley Value Fund - Class C
Actual Fund Return       1,000.00       1,076.40            2.10               10.87
Hypothetical 5% Return   1,000.00       1,014.46            2.10               10.55
Old Mutual Barrow Hanley Value Fund - Class R
Actual Fund Return       1,000.00       1,013.80            1.66               4.58**
Hypothetical 5% Return   1,000.00       1,016.65            1.66               8.35
Old Mutual Barrow Hanley Value Fund - Institutional Class
Actual Fund Return       1,000.00       1,016.10            0.93               2.57**
Hypothetical 5% Return   1,000.00       1,020.29            0.93               4.68

                                                             Annualized          Expenses
                         Beginning               Ending      Expense             Paid
                         Account                 Account     Ratios              During
                         Value                   Value       For the Six         Six Month
                         10/1/06                 3/31/07     Month Period        Period*
Old Mutual Columbus Circle Technology and Communications Fund - Class Z
Actual Fund Return       $1,000.00               $1,074.40   1.45%               $ 7.50
Hypothetical 5% Return   1,000.00                1,017.70    1.45                7.29
Old Mutual Columbus Circle Technology and Communications Fund - Advisor Class
Actual Fund Return       1,000.00                1,069.40    2.22                11.45
Hypothetical 5% Return   1,000.00                1,013.86    2.22                11.15
Old Mutual Columbus Circle Technology and Communications Fund - Class A
Actual Fund Return       1,000.00                1,072.50    1.70                8.78
Hypothetical 5% Return   1,000.00                1,016.45    1.70                8.55
Old Mutual Columbus Circle Technology and Communications Fund - Class C
Actual Fund Return       1,000.00                1,068.20    2.45                12.63
Hypothetical 5% Return   1,000.00                1,012.72    2.45                12.29
Old Mutual Columbus Circle Technology and Communications Fund - Class R
Actual Fund Return       1,000.00                1,006.90    2.00                5.50**
Hypothetical 5% Return   1,000.00                1,014.96    2.00                10.05
Old Mutual Columbus Circle Technology and Communications Fund - Institutional Class
Actual Fund Return       1,000.00                1,009.20    1.22                3.36**
Hypothetical 5% Return   1,000.00                1,018.85    1.22                6.14
Old Mutual Emerging Growth Fund - Class Z
Actual Fund Return       1,000.00                1,131.90    1.30                6.91
Hypothetical 5% Return   1,000.00                1,018.45    1.30                6.54
Old Mutual Emerging Growth Fund - Advisor Class
Actual Fund Return       1,000.00                1,037.50    1.55                4.33**
Hypothetical 5% Return   1,000.00                1,017.20    1.55                7.80
Old Mutual Emerging Growth Fund - Class A
Actual Fund Return       1,000.00                1,130.20    1.55                8.23
Hypothetical 5% Return   1,000.00                1,017.20    1.55                7.80
Old Mutual Emerging Growth Fund - Class C
Actual Fund Return       1,000.00                1,126.50    2.30                12.19
Hypothetical 5% Return   1,000.00                1,013.46    2.30                11.55
Old Mutual Emerging Growth Fund - Class R
Actual Fund Return       1,000.00                1,036.80    1.85                5.16**
Hypothetical 5% Return   1,000.00                1,015.71    1.85                9.30
Old Mutual Emerging Growth Fund - Institutional Class
Actual Fund Return       1,000.00                1,038.80    1.07                2.99**
Hypothetical 5% Return   1,000.00                1,019.60    1.07                5.39
Old Mutual Focused Fund - Class Z
Actual Fund Return       1,000.00                1,059.20    1.15                5.90
Hypothetical 5% Return   1,000.00                1,019.20    1.15                5.79
Old Mutual Focused Fund - Advisor Class
Actual Fund Return       1,000.00                968.70      1.41                3.80**
Hypothetical 5% Return   1,000.00                1,017.90    1.41                7.09
Old Mutual Focused Fund - Class A
Actual Fund Return       1,000.00                1,057.70    1.41                7.23
Hypothetical 5% Return   1,000.00                1,017.90    1.41                7.09

                                                             Annualized          Expenses
                         Beginning               Ending      Expense             Paid
                         Account                 Account     Ratios              During
                         Value                   Value       For the Six         Six Month
                         10/1/06                 3/31/07     Month Period        Period*
Old Mutual Focused Fund - Class C
Actual Fund Return       $1,000.00               $1,053.90   2.15%               $11.01
Hypothetical 5% Return   1,000.00                1,014.21    2.15                10.80
Old Mutual Focused Fund - Class R
Actual Fund Return       1,000.00                967.80      1.71                4.61**
Hypothetical 5% Return   1,000.00                1,016.40    1.71                8.60
Old Mutual Focused Fund - Institutional Class
Actual Fund Return       1,000.00                970.30      0.83                2.24**
Hypothetical 5% Return   1,000.00                1,020.79    0.83                4.18
Old Mutual Growth Fund - Class Z
Actual Fund Return       1,000.00                1,109.00    1.10                5.78
Hypothetical 5% Return   1,000.00                1,019.45    1.10                5.54
Old Mutual Growth Fund - Advisor Class
Actual Fund Return       1,000.00                1,107.20    1.35                7.09
Hypothetical 5% Return   1,000.00                1,018.20    1.35                6.79
Old Mutual Growth Fund - Class A
Actual Fund Return       1,000.00                1,107.50    1.35                7.09
Hypothetical 5% Return   1,000.00                1,018.20    1.35                6.79
Old Mutual Growth Fund - Class C
Actual Fund Return       1,000.00                1,103.30    2.10                11.01
Hypothetical 5% Return   1,000.00                1,014.46    2.10                10.55
Old Mutual Growth Fund - Class R
Actual Fund Return       1,000.00                1,035.60    1.65                4.60**
Hypothetical 5% Return   1,000.00                1,016.70    1.65                8.30
Old Mutual Growth Fund - Institutional Class
Actual Fund Return       1,000.00                1,037.30    0.97                2.71**
Hypothetical 5% Return   1,000.00                1,020.09    0.97                4.89
Old Mutual Heitman REIT Fund - Class Z
Actual Fund Return       1,000.00                1,113.60    1.25                6.59
Hypothetical 5% Return   1,000.00                1,018.70    1.25                6.29
Old Mutual Heitman REIT Fund - Advisor Class
Actual Fund Return       1,000.00                1,113.00    1.50                7.90
Hypothetical 5% Return   1,000.00                1,017.45    1.50                7.54
Old Mutual Heitman REIT Fund - Class A
Actual Fund Return       1,000.00                1,112.10    1.50                7.90
Hypothetical 5% Return   1,000.00                1,017.45    1.50                7.54
Old Mutual Heitman REIT Fund - Class C
Actual Fund Return       1,000.00                1,108.70    2.25                11.83
Hypothetical 5% Return   1,000.00                1,013.71    2.25                11.30
Old Mutual Heitman REIT Fund - Class R
Actual Fund Return       1,000.00                1,031.50    1.78                4.95**
Hypothetical 5% Return   1,000.00                1,016.06    1.78                8.95
Old Mutual Heitman REIT Fund - Institutional Class
Actual Fund Return       1,000.00                1,033.70    0.96                2.67**
Hypothetical 5% Return   1,000.00                1,020.14    0.96                4.84

                                                                Annualized         Expenses
                         Beginning               Ending         Expense            Paid
                         Account                 Account        Ratios             During
                         Value                   Value          For the Six        Six Month
                         10/1/06                 3/31/07        Month Period       Period*
Old Mutual Large Cap Fund - Class Z
Actual Fund Return       $1,000.00               $1,058.70      1.15%              $ 5.90
Hypothetical 5% Return   1,000.00                1,019.20       1.15                 5.79
Old Mutual Large Cap Fund - Advisor Class
Actual Fund Return       1,000.00                1,057.30       1.40                 7.18
Hypothetical 5% Return   1,000.00                1,017.95       1.40                 7.04
Old Mutual Large Cap Fund - Class A
Actual Fund Return       1,000.00                1,057.90       1.41                 7.23
Hypothetical 5% Return   1,000.00                1,017.90       1.41                 7.09
Old Mutual Large Cap Fund - Class C
Actual Fund Return       1,000.00                1,053.60       2.15                 11.01
Hypothetical 5% Return   1,000.00                1,014.21       2.15                 10.80
Old Mutual Large Cap Fund - Class R
Actual Fund Return       1,000.00                978.30         1.71                 4.63**
Hypothetical 5% Return   1,000.00                1,016.40       1.71                 8.60
Old Mutual Large Cap Fund - Institutional Class
Actual Fund Return       1,000.00                980.90         0.87                 2.36**
Hypothetical 5% Return   1,000.00                1,020.59       0.87                 4.38
Old Mutual Large Cap Growth Fund - Class Z
Actual Fund Return       1,000.00                1,066.10       1.25                 6.44
Hypothetical 5% Return   1,000.00                1,018.70       1.25                 6.29
Old Mutual Large Cap Growth Fund - Advisor Class
Actual Fund Return       1,000.00                1,064.80       1.50                 7.72
Hypothetical 5% Return   1,000.00                1,017.45       1.50                 7.54
Old Mutual Large Cap Growth Fund - Class A
Actual Fund Return       1,000.00                1,064.80       1.50                 7.72
Hypothetical 5% Return   1,000.00                1,017.45       1.50                 7.54
Old Mutual Large Cap Growth Fund - Class C
Actual Fund Return       1,000.00                1,060.70       2.25                 11.56
Hypothetical 5% Return   1,000.00                1,013.71       2.25                 11.30
Old Mutual Large Cap Growth Fund - Class R
Actual Fund Return       1,000.00                999.10         1.80                 4.93**
Hypothetical 5% Return   1,000.00                1,015.96       1.80                 9.05
Old Mutual Large Cap Growth Fund - Institutional Class
Actual Fund Return       1,000.00                1,001.30       0.97                 2.66**
Hypothetical 5% Return   1,000.00                1,020.09       0.97                 4.89
Old Mutual Large Cap Growth Concentrated Fund - Class Z
Actual Fund Return       1,000.00                1,070.30       1.25                 6.45
Hypothetical 5% Return   1,000.00                1,018.70       1.25                 6.29
Old Mutual Large Cap Growth Concentrated Fund - Advisor Class
Actual Fund Return       1,000.00                1,068.90       1.50                 7.74
Hypothetical 5% Return   1,000.00                1,017.45       1.50                 7.54
Old Mutual Large Cap Growth Concentrated Fund - Class A
Actual Fund Return       1,000.00                1,068.40       1.51                 7.79
Hypothetical 5% Return   1,000.00                1,017.40       1.51                 7.59


                                                             Annualized          Expenses
                         Beginning               Ending      Expense             Paid
                         Account                 Account     Ratios              During
                         Value                   Value       For the Six         Six Month
                         10/1/06                 3/31/07     Month Period        Period*
Old Mutual Large Cap Growth Concentrated Fund - Class C
Actual Fund Return       $1,000.00               $1,065.20   2.25%               $11.58
Hypothetical 5% Return   1,000.00                1,013.71    2.25                11.30
Old Mutual Large Cap Growth Concentrated Fund - Class R
Actual Fund Return       1,000.00                995.60      1.80                4.92**
Hypothetical 5% Return   1,000.00                1,015.96    1.80                9.05
Old Mutual Large Cap Growth Concentrated Fund - Institutional Class
Actual Fund Return       1,000.00                997.80      0.97                2.65**
Hypothetical 5% Return   1,000.00                1,020.09    0.97                4.89
Old Mutual Mid-Cap Fund - Class Z
Actual Fund Return       1,000.00                1,101.10    1.20                6.29
Hypothetical 5% Return   1,000.00                1,018.95    1.20                6.04
Old Mutual Mid-Cap Fund - Advisor Class
Actual Fund Return       1,000.00                1,100.20    1.45                7.59
Hypothetical 5% Return   1,000.00                1,017.70    1.45                7.29
Old Mutual Mid-Cap Fund - Class A
Actual Fund Return       1,000.00                1,099.40    1.45                7.59
Hypothetical 5% Return   1,000.00                1,017.70    1.45                7.29
Old Mutual Mid-Cap Fund - Class C
Actual Fund Return       1,000.00                1,095.80    2.20                11.50
Hypothetical 5% Return   1,000.00                1,013.96    2.20                11.05
Old Mutual Mid-Cap Fund - Class R
Actual Fund Return       1,000.00                1,017.40    1.74                4.81**
Hypothetical 5% Return   1,000.00                1,016.26    1.74                8.75
Old Mutual Mid-Cap Fund - Institutional Class
Actual Fund Return       1,000.00                1,019.30    1.03                2.85**
Hypothetical 5% Return   1,000.00                1,019.80    1.03                5.19
Old Mutual Select Growth Fund - Class Z
Actual Fund Return       1,000.00                1,078.00    1.25                6.48
Hypothetical 5% Return   1,000.00                1,018.70    1.25                6.29
Old Mutual Select Growth Fund - Advisor Class
Actual Fund Return       1,000.00                1,001.60    1.50                4.11**
Hypothetical 5% Return   1,000.00                1,017.45    1.50                7.54
Old Mutual Select Growth Fund - Class A
Actual Fund Return       1,000.00                1,076.50    1.50                7.77
Hypothetical 5% Return   1,000.00                1,017.45    1.50                7.54
Old Mutual Select Growth Fund - Class C
Actual Fund Return       1,000.00                1,073.00    2.25                11.63
Hypothetical 5% Return   1,000.00                1,013.71    2.25                11.30
Old Mutual Select Growth Fund - Class R
Actual Fund Return       1,000.00                1,001.20    1.80                4.93**
Hypothetical 5% Return   1,000.00                1,015.96    1.80                9.05
Old Mutual Select Growth Fund - Institutional Class
Actual Fund Return       1,000.00                1,003.10    0.97                2.66**
Hypothetical 5% Return   1,000.00                1,020.09    0.97                4.89

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                                Annualized         Expenses
                         Beginning               Ending         Expense            Paid
                         Account                 Account        Ratios             During
                         Value                   Value          For the Six        Six Month
                         10/1/06                 3/31/07        Month Period       Period*
Old Mutual Small Cap Fund - Class Z
Actual Fund Return       $1,000.00               $1,144.40      1.25%              $ 6.68
Hypothetical 5% Return   1,000.00                1,018.70       1.25                 6.29
Old Mutual Small Cap Fund - Advisor Class
Actual Fund Return       1,000.00                1,143.50       1.50                 8.02
Hypothetical 5% Return   1,000.00                1,017.45       1.50                 7.54
Old Mutual Small Cap Fund - Class A
Actual Fund Return       1,000.00                1,143.40       1.50                 8.02
Hypothetical 5% Return   1,000.00                1,017.45       1.50                 7.54
Old Mutual Small Cap Fund - Class C
Actual Fund Return       1,000.00                1,138.60       2.25                 12.00
Hypothetical 5% Return   1,000.00                1,013.71       2.25                 11.30
Old Mutual Small Cap Fund - Class R
Actual Fund Return       1,000.00                1,044.60       1.80                 5.04**
Hypothetical 5% Return   1,000.00                1,015.96       1.80                 9.05
Old Mutual Small Cap Fund - Institutional Class
Actual Fund Return       1,000.00                1,046.90       1.12                 3.14**
Hypothetical 5% Return   1,000.00                1,019.35       1.12                 5.64
Old Mutual Strategic Small Company Fund - Class Z
Actual Fund Return       1,000.00                1,136.90       1.35                 7.19
Hypothetical 5% Return   1,000.00                1,018.20       1.35                 6.79
Old Mutual Strategic Small Company Fund - Advisor Class
Actual Fund Return       1,000.00                1,135.20       1.60                 8.52
Hypothetical 5% Return   1,000.00                1,016.95       1.60                 8.05
Old Mutual Strategic Small Company Fund - Class A
Actual Fund Return       1,000.00                1,135.90       1.60                 8.52
Hypothetical 5% Return   1,000.00                1,016.95       1.60                 8.05
Old Mutual Strategic Small Company Fund - Class C
Actual Fund Return       1,000.00                1,131.60       2.35                 12.49
Hypothetical 5% Return   1,000.00                1,013.21       2.35                 11.80
Old Mutual Strategic Small Company Fund - Class R
Actual Fund Return       1,000.00                1,040.20       1.90                 5.31**
Hypothetical 5% Return   1,000.00                1,015.46       1.90                 9.55
Old Mutual Strategic Small Company Fund - Institutional Class
Actual Fund Return       1,000.00                1,042.50       1.12                 3.13**
Hypothetical 5% Return   1,000.00                1,019.35       1.12                 5.64
Old Mutual TS&W Small Cap Value Fund - Class Z
Actual Fund Return       1,000.00                1,124.00       1.30                 6.88
Hypothetical 5% Return   1,000.00                1,018.45       1.30                 6.54
Old Mutual TS&W Small Cap Value Fund - Class A
Actual Fund Return       1,000.00                1,122.40       1.55                 8.20
Hypothetical 5% Return   1,000.00                1,017.20       1.55                 7.80

                                                             Annualized          Expenses
                         Beginning         Ending            Expense             Paid
                         Account           Account           Ratios              During
                         Value             Value             For the Six         Six Month
                         10/1/06           3/31/07           Month Period        Period*
Old Mutual TS&W Small Cap Value Fund - Class C
Actual Fund Return       $1,000.00         $1,118.00         2.30%               $12.15
Hypothetical 5% Return   1,000.00          1,013.46          2.30                11.55
Old Mutual Cash Reserves Fund - Class Z
Actual Fund Return       1,000.00          1,023.10          0.73                3.68
Hypothetical 5% Return   1,000.00          1,021.29          0.73                3.68
Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
Actual Fund Return       1,000.00          1,026.30          0.85                4.29
Hypothetical 5% Return   1,000.00          1,020.69          0.85                4.28
Old Mutual Dwight Intermediate Fixed Income Fund - Advisor Class
Actual Fund Return       1,000.00          1,011.00          1.08                2.98**
Hypothetical 5% Return   1,000.00          1,019.55          1.08                5.44
Old Mutual Dwight Intermediate Fixed Income Fund - Class A
Actual Fund Return       1,000.00          1,025.30          1.10                5.55
Hypothetical 5% Return   1,000.00          1,019.45          1.10                5.54
Old Mutual Dwight Intermediate Fixed Income Fund - Class C
Actual Fund Return       1,000.00          1,021.30          1.85                9.32
Hypothetical 5% Return   1,000.00          1,015.71          1.85                9.30
Old Mutual Dwight Intermediate Fixed Income Fund - Class R
Actual Fund Return       1,000.00          1,010.60          1.36                3.75**
Hypothetical 5% Return   1,000.00          1,018.15          1.36                6.84
Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
Actual Fund Return       1,000.00          1,012.60          0.58                1.60**
Hypothetical 5% Return   1,000.00          1,022.04          0.58                2.92
Old Mutual Dwight Short Term Fixed Income Fund - Class Z
Actual Fund Return       1,000.00          1,024.30          0.70                3.53
Hypothetical 5% Return   1,000.00          1,021.44          0.70                3.53
Old Mutual Dwight Short Term Fixed Income Fund - Advisor Class
Actual Fund Return       1,000.00          1,024.00          0.95                4.79
Hypothetical 5% Return   1,000.00          1,020.19          0.95                4.78
Old Mutual Dwight Short Term Fixed Income Fund - Class A
Actual Fund Return       1,000.00          1,023.00          0.95                4.79
Hypothetical 5% Return   1,000.00          1,020.19          0.95                4.78
Old Mutual Dwight Short Term Fixed Income Fund - Class C
Actual Fund Return       1,000.00          1,020.40          1.45                7.30
Hypothetical 5% Return   1,000.00          1,017.70          1.45                7.29
Old Mutual Dwight Short Term Fixed Income Fund - Class R
Actual Fund Return       1,000.00          1,012.30          1.22                3.36**
Hypothetical 5% Return   1,000.00          1,018.85          1.22                6.14
Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
Actual Fund Return       1,000.00          1,013.90          0.56                1.54**
Hypothetical 5% Return   1,000.00          1,022.14          0.56                2.82

* Unless otherwise noted, expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

**    Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 100/365 days (to reflect the period since inception).

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

As of March 31, 2007 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee also serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

                                                                                                          Number of
                                                                                                          Portfolios in the Old
                         Position    Term of Office*                                                      Mutual Fund Family
                         Held with   and Length of     Principal Occupation(s)                            Complex Overseen
Name and Age             the Trust   Time Served       During Past 5 Year                                 by Trustee
Leigh A. Wilson          Chairman    Since             Chief Executive Officer, New Century Living,         26
(62)                                 2005              Inc. (older adult housing) since 1992. Director,
                                                       Chimney Rock Winery LLC (2000 - 2004),
                                                       and Chimney Rock Winery Corp (winery),
                                                       (1985 - 2004).




John R. Bartholdson      Trustee     Since             Chief Financial Officer, The Triumph Group, Inc.     42
(62)                                 1995              (manufacturing) since 1992.







Jettie M. Edwards        Trustee     Since             Consultant, Syrus Associates (business               26
(60)                                 1995              and marketing consulting firm),
                                                       (1986 - 2002). Retired.





Albert A. Miller         Trustee     Since             Senior Vice President, Cherry & Webb, CWT            26
(72)                                 1995              Specialty Stores (1995 - 2000). Advisor and
                                                       Secretary, the Underwoman Shoppes, Inc.
                                                       (retail clothing stores) (1980 - 2002). Retired.

Thomas M. Turpin**       Interested  Since             Chief Operating Officer, Old Mutual US               26
(46)                     Trustee     2007              Holdings Inc. (2002 - present). Managing
                                                       Director, Head of Defined Contribution,
                                                       Putnam Investments (held various positions)
                                                       (2002 - 1993).



                                  Other
                                  Directorships
                                  Held
Name and Age                      by Trustee
Leigh A. Wilson           Trustee, The Victory Portfolios since
(62)                      1992, The Victory Institutional Funds
                          since 2003, and The Victory Variable
                          Insurance Funds since 1998 (investment
                          companies - 23 total portfolios).
                          Trustee, Old Mutual Insurance Series
                          Fund (investment company - 8
                          portfolios) since 2005.

John R. Bartholdson       Trustee, Old Mutual Insurance Series
(62)                      Fund (investment company - 8
                          portfolios) since 1997. Trustee, Old
                          Mutual Advisor Funds (investment
                          company - 16 portfolios) since 2004.
                          Director or Trustee of ING Clarion Real
                          Estate Income Fund and ING Clarion
                          Real Estate Income Fund.

Jettie M. Edwards         Trustee, EQ Advisors Trust (investment
(60)                      company - 53 portfolios) since 1995.
                          Trustee, Old Mutual Insurance Series
                          Fund (investment company - 8
                          portfolios) since 1997. Trustee AXA
                          Enterprise Funds Trust (investment
                          company - 16 portfolios) since 2005.

Albert A. Miller          Trustee, Old Mutual Insurance Series
(72)                      Fund (investment company - 8
                          portfolios) since 1997.


Thomas M. Turpin**        Trustee, Old Mutual Insurance Series
(46)                      Fund (investment company - 8
                          portfolios) since 2007. Director,
                          Provident Investment Counsel since
                          2007. Director, Ashfield Capital Partners,
                          LLC since 2007. Director, Old Mutual
                          Asset Managers (UK) Ltd. since 2007.
                          Director, Analytic Investors, Inc. since
                          2007. Director, Copper Rock Capital
                          Partners, LLC since 2006. Director, Old
                          Mutual Asset Management Trust
                          Company since 2005. Director, 2100
                          Capital Group LLC since 2005. Director,
                          Rogge Global Partners plc since 2005.
                          Director Investment Counselors of
                          Maryland, LLC since 2005.


* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**    Mr. Turpin's appointment as Interested Trustee was effective January 1,
2007. Mr. Turpin is a Trustee who may be deemed to be an "inter- ested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

As of March 31, 2007 (Unaudited) - concluded

Trust Officers

The Board of Trustees elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer also serves as an officer in a similar capacity for Old Mutual Insurance Series Fund and Old Mutual Advisor Funds, other registered investment companies managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

Officers

                       Position
                       Held with           Term of Office                    Principal Occupation(s)
Name and Age*          the Fund            and Length of Time Served**       During Past 5 Years
Julian F. Sluyters     President and       Since 2006                        President and Chief Operating Officer,
(46)                   Principal                                             Old Mutual Capital, Inc., since September 2006.
                       Executive Officer                                     President and Chief Executive Officer,
                                                                             Scudder family of funds (2004 - December 2005).
                                                                             Managing Director UBS Global Asset Management
                                                                             and President and Chief
                                                                             Executive Officer, UBS Fund Services (2001 - 2003).

Edward J. Veilleux     Senior Vice         Since 2005. Employed for an       Senior Vice President, Old Mutual Insurance
Compliance (63)        President           initial term of three years       Series Fund since 2005. Chief
                                           and thereafter for successive     Officer, The Victory Portfolios since October 2005.
                                           one year terms unless             President, EJV Financial Services, LLC
                                           terminated prior to the end       since May 2002. Director, Deutsche Bank
                                           of the then current term.         (and predecessor companies) and Executive
                                                                             Vice President and Chief Administrative Officer,
                                                                             Investment Company Capital Corp.
                                                                             (registered investment advisor and registered
                                                                             transfer agent) (August 1987 to
                                                                             May 2002).

Andra C. Ozols         Vice President      Since 2005                        Executive Vice President, Secretary, and General
(45)                   and Secretary                                         Counsel, Old Mutual Capital, Inc. and
                                                                             Old Mutual Investment Partners since July 2005.
                                                                             Executive Vice President (2004 - May
                                                                             2005), General Counsel and Secretary (2002 - May
                                                                             2005 and January 1998 - October
                                                                             1998), and Vice President (2002 - 2004), ICON
                                                                             Advisors, Inc. Director of ICON
                                                                             Management & Research Corporation (2003 - May 2005).
                                                                             Executive Vice President
                                                                             (2004 - May 2005), General Counsel and Secretary
                                                                             (2002 - May 2005) and Vice
                                                                             President (2002 - 2004) of ICON Distributors, Inc.
                                                                             Executive Vice President and Secretary
                                                                             of ICON Insurance Agency, Inc. (2004 - May 2005).
                                                                             Vice President (1999 - 2002) and
                                                                             Assistant General Counsel (1998 - 2002),
                                                                             Founders Asset Management LLC.

James F. Lummanick     Vice                Since 2005                        Senior Vice President and Chief Compliance Officer,
(60)                   President                                             Old Mutual Capital, Inc., Old Mutual
                       and Chief                                             Investment Partners, Old Mutual Fund Services, Inc.,
                       Compliance                                            and Old Mutual Shareholder
                       Officer                                               Services, Inc., since 2005. Chief Compliance Officer,
                                                                             Old Mutual Advisor Funds II and Old
                                                                             Mutual Insurance Series Fund, since 2005.
                                                                             Senior Vice President and Director of
                                                                             Compliance, Calamos Advisors LLC (2004 - 2005).
                                                                             Vice President and Chief Compliance
                                                                             Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly        Treasurer and       Since 2006                        Vice President/Director, Old Mutual Capital, Inc.,
(37)                   Principal                                             and Old Mutual Fund Services since
                       Financial                                             October 2006. Vice President of Portfolio Accounting,
                       Officer                                               Founders Asset Management, LLC
                                                                             (2000 - 2006).

Robert D. Lujan        Assistant           Since 2006                        Fund Services Manager, Old Mutual Capital, Inc.,
(40)                   Treasurer                                             since July 2006. Fund Accounting
                                                                             Supervisor, Janus Capital Group (2003 - July 2006).
                                                                             Senior Fund Accountant, Janus
                                                                             Capital Management, L.L.C. (2001 - 2003).

Kathryn A. Burns       Assistant           Since 2006                        Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(30)                   Treasurer                                             since August 2006. Manager,
                                                                             PricewaterhouseCoopers LLP (2004 - July 2006).
                                                                             Senior Associate,
                                                                             PricewaterhouseCoopers LLP (2001 - 2004).

Karen S. Proc          Assistant           Since 2005                        Vice President (since 2006) and Associate
(37)                   Secretary                                             General Counsel (since 2005), Old Mutual
                                                                             Capital, Inc. Associate General Counsel,
                                                                             Founders Asset Management LLC
                                                                             (2002 - 2005). Associate Attorney,
                                                                             Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

**    Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Advisor Funds II (the "Trust"), none of whom are "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Funds in April and May 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and a restructuring of the Funds' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Fund shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of seven new sub-advisors for the Funds: Barrow, Hanley Mewhinney & Strauss, Inc. ("Barrow Hanley"), CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder"), Turner Investment Partners, Inc. ("Turner") (collectively, the "New Sub-Advisors"). The 2006 Restructuring also resulted in a reduction in the management fees paid by the Funds and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Funds' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Funds' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the sub-advisors; the compliance programs of OMCAP and the sub-advisors; brokerage practices, including the extent the sub-advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the sub-advisors, including Fund performance

-     Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the sub-advisors from providing the services

- Management fees charged by OMCAP and the sub-advisors to institutional and other clients

-     Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-     Reviewed the materials submitted by OMCAP and the sub-advisors

- Reviewed nine month actual and one year pro forma financial information presented by OMCAP and each of the sub-advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the sub-advisors during the course of the year to interview portfolio managers and administrative officers

- Attended all of the Trusts' regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the sub-advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

(Unaudited)

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced to a level at or below the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the sub-advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders. These expense limitations provided a meaningful reduction in the Funds' expense ratios and brought the total annual operating expense ratios of most Funds to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Fund as compared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Funds on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Funds for the nine month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also considered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to the sub-advisors other than the New Sub-Advisors (including Analytic Investors, Inc. ("Analytic"), Dwight Asset Management Company ("Dwight"), Heitman Real Estate Securities, LLC ("Heitman"), Liberty Ridge Capital, Inc. ("Liberty Ridge"), Thompson, Siegel & Walmsley, Inc. ("TS&W") and Wellington Management Company, LLP ("Wellington" and collectively, the "Existing Sub-Advisors"), the Board considered the historical investment performance of each Existing Sub-Advisor in man- aging the Funds with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund, Small Cap Fund and Strategic Small Company Fund, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.


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-     Benefits derived by OMCAP from its relationship with the Funds - The
Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the one year period ended September 30, 2006 place it in the 14th percentile of funds in its Lipper category, and the 32nd percentile for the three year period ending September 30, 2006. The Trustees noted that the Fund's historical performance may not be indicative of its future performance because of the modification to the Fund's investment strategy during the period to provide for the greater use of short selling.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the Fund's contractual Management Fee was the most competitive fee in its expense group and that the net Management Fee charged by OMCAP after its fee waiver was even more competitive.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.10% per year (exclusive of certain expenses such as dividends or short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered agreements to waive its management fee and reimburse the Fund to limit the expenses incurred by the Fund for dividends paid on short sales to no more than 0.10% through June 2007.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the sub-advisor's high relative performance under a variety of investment strategies supported the continuation of the Management Agreement and Sub-Advisory Agreement with Analytic for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent relative performance of the sub-advisor in managing the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Analytic should be approved.

Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow Hanley, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's performance since the current sub-advisor assumed portfolio management responsibility for the Fund on January 1, 2006 was relatively consistent with the Fund's historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the 93rd percentile of its Lipper category for the nine-month period ended September 30, 2006, as compared to the 95th percentile for the three year period prior to the appointment of Barrow Hanley. The Trustees noted, however, the observation in the Senior Officer's Report that the sub-advisor's ability to manage the Fund was likely impacted by heavy redemptions in the Fund over the nine month period ended September 30, 2006. The Trustees also considered that the nine month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees noted that in October 2006, OMCAP had agreed to reduce the Fund's Management Fee from 1.00% to 0.85% in connection with the introduction of two new share classes of the Fund. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was above the Lipper median for the universe of funds in the Fund's investment category.

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BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS - continued
(Unaudited)

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses after waivers was near the Lipper median for the universe of Funds in the Fund's investment category.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of the year and the notable performance of the sub-advisor's other similar funds supported the continuation of the Management Agreement and Sub-Advisory Agreement with Barrow Hanley for another year. The Trustees took under advisement, however, the Senior Officer Report's recommendation that this Fund warrants close attention because of its poor relative short-term performance.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, favorable historical performance of the Fund's sub-advisor and the favorable performance of the sub-advisor in managing other funds, and net total annual operating expenses after waivers near the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

Old Mutual Columbus Circle Technology and Communications Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the nine month period ended September 30, 2006 place it in the 72nd percentile of funds in its Lipper category, a slight improvement over the Fund's 82nd percentile ranking for the three year period prior to the appointment of Columbus Circle. The Trustees considered that the nine month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is at the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.45% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, improving relative performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Emerging Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the nine month period ended September 30, 2006 places it in the 76th percentile of funds in its Lipper category which represents a drop from its placement in the 59th percentile for the three year period prior to the appointment of Copper Rock. The Trustees considered that the nine month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees considered, however, that the Fund's management fee was below the management fee charged by OMCAP to another registered investment company portfolio that had investment strategies substantially similar to the Fund's investment strategy. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

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Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of the year and the notable prior performance of the Fund's sub-advisor supported the continuation of the Management Agreement and Sub-Advisory Agreement with Cooper Rock for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Fund's performance during the twelve month period ended September 30, 2006 over its already strong historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the top 2% of funds in its Lipper category for the twelve month period ended September 30, 2006, and the 16th percentile for the three year period ending September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor and that the net fee after waivers is at the low end of OMCAP's fees. The Trustees also considered that the contractual Management Fee and the net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.15% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent relative performance of the Fund during the twelve month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's Class Z shares performance since the current sub-advisors assumed portfolio management responsibility for the Fund on January 1, 2006. The Trustees noted that the Fund's Class Z shares ranked in the 54th percentile of funds in its Lipper category for the nine month period ended September 30, 2006, as compared to the 96th percentile for the three year period prior to the appointment of Turner and Munder. The Trustees also considered that the nine month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of the fees OMCAP charges equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

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BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS - continued
(Unaudited)

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Heitman, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the twelve month period ended September 30, 2006 place it in the 57th percentile of funds in its Lipper category, which was consistent with the Fund's ranking for the three year period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the Fund's contractual management fee was at the median of fund's in its investment category and the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's steady performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, average relative performance of the sub-advisor in managing the Fund, contractual Management Fee levels at the Lipper median and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Heitman should be approved.

Old Mutual Large Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's performance during the twelve month period ended September 30, 2006 over the Fund's historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the top 1% of funds in its Lipper category for the twelve month period ended September 30, 2006, and the 54th percentile for the three year period ending September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the low end of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the Fund's contractual Management Fee was the most competitive fee in its expense group and that net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.15% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

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Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent relative performance of the Fund during the twelve month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Fund's performance since the current sub-advisors assumed portfolio management responsibility for the Fund on January 1, 2006. The Trustees noted that the Fund's Class Z shares performance ranked in the 53rd percentile of funds in its Lipper category for the nine month period ended September 30, 2006, as compared to the 62nd percentile for the three year period prior to the appointment of Turner and CastleArk. The Trustees also considered that the nine month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the Fund's contractual Management Fee was at the median of the fund's in its investment category and the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and CastleArk. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Fund in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Fund until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine month period ended September 30, 2006, contractual Management Fee levels at the Lipper median and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's performance since the current sub-advisors assumed portfolio management responsibility for the Fund on January 1, 2006. The Trustees noted that the Fund's Class Z shares performance ranked in the 38th percentile of funds in its Lipper category for the nine month period ended September 30, 2006, as compared to the 89th percentile for the three year period prior to the appointment of Turner and CastleArk. The Trustees also considered that the nine month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

(Unaudited)

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and CastleArk. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Fund in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Fund until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund, good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the twelve month period ended September 30, 2006 place it in the 67th percentile of funds in its Lipper category, and ranked in the 41st percentile for the three year period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.20% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund is the fund family's second largest fund and although the performance for this Fund is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Fund's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the sub-advisor in managing the Fund in prior years and the sub-advisor's strong recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's performance since the current sub-advisors assumed portfolio management responsibility for the Fund on January 1, 2006. The Trustees noted that Fund's Class Z shares performance ranked in the 48th percentile of funds in its Lipper category for the nine month period ended September 30, 2006, as compared to the 98th percentile for the three year period prior to the appointment of Turner and CastleArk. The Trustees also considered that the nine month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low level of fees charged by OMCAP. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and CastleArk. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Fund in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Fund until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Small Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's performance during the nine month period ended September 30, 2006 over the Fund's historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the 53rd percentile of funds in its Lipper category for the nine month period ended September 30, 2006, as compared to the 90th percentile for the three year period prior to the appointment of Eagle. The Trustees noted that the improvement in performance was attributable to both of the Fund's two sub-advisors. The Trustees also considered that the nine month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the new sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the contractual Management Fee was below the Lipper median for the universe of funds in the Fund's investment category and the net Management Fee charged by OMCAP after its fee waiver was even more competitive.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Eagle and Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, improving relative performance of the Fund (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Strategic Small Company Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge, Eagle and Copper Rock, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

(Unaudited)

Performance - With respect to performance, the Trustees noted that the Fund's performance for the nine month period ended September 30, 2006 was relatively consistent with the Fund's historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the 53rd percentile of funds in its Lipper category for the nine-month period ended September 30, 2006, as compared to the 49th percentile for the three year period prior to the appointment of Eagle and Copper Rock. The Trustees also considered that the nine month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the new sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was near the median of OMCAP's fees charged to equity funds. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Fund's performance placed it slightly below the Lipper median for its category for the nine month period ending September 30, 2006, the initiation of lower Management Fees and fee caps at the beginning of the year should help improve performance over time and this fact, coupled with the relatively short time in which to measure performance of the Fund's new sub-advisors, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge, Eagle and Copper Rock for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, average relative performance of the Fund (in total) and Copper Rock (with respect to its "sleeve") and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Copper Rock, Liberty Ridge and Eagle should be approved.

Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by TS&W, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the twelve month period ended September 30, 2006 place it in the 46th percentile of funds in its Lipper category, and its three year performance placed in the top 2% of its Lipper category for the period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the notable long-term performance of the Fund's sub-advisor supported the continuation of the Management Agreement and Sub-Advisory Agreement with TS&W for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, average relative performance of the sub-advisor during the past twelve months and excellent three-year performance, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

Old Mutual Cash Reserves Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Wellington, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the twelve month period ended September 30, 2006 place it near the median of money market funds according to Lipper, which is consistent with the Fund's ranking for the three year period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.40% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) are the lowest charged by OMCAP and are consistent with fee levels that are charged a typical retail money market fund. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.73% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's competitive yield and low fees supported the continuation of the Management Agreement and Sub-Advisory Agreement with Wellington.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, competitive performance of the sub-advisor in managing the Fund, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Wellington should be approved.

Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Fund's performance during the twelve month period ended September 30, 2006 over its historical performance. The Trustees noted that the Fund's Class Z shares performance ranked in the top 5% of funds in its Lipper category for the twelve month period and top 6% for the three year period ended September 30, 2006, as compared to the 80th percentile for the twelve month period ended September 30, 2005.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) is consistent with the fees that OMCAP charges the other fixed income fund of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated the excellent performance and low expenses of the Fund supported the renewal of the Management Agreement and Sub-Advisory Agreement with Dwight. The Trustees took under advisement, however, the observation in the Senior Officer's Report that the viability of the Fund is questionable because of its small size and that OMCAP may need to consider closure or merger of the Fund.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent relative performance of the sub-advisor in managing the Fund, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the twelve month period ended September 30, 2006 placed it in the 30th percentile of funds in its Lipper category, and its performance for the three and five year periods ended September 30, 2006 placed it in the top 15% and 14%, respectively.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS - concluded (Unaudited)

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) is consistent with the fees that OMCAP charges the other fixed income fund of which it was the advisor. The Trustees also considered that the contractual and Management Fee was at the median and the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that despite an 80% drop in assets since converting from a principal preservation fund, the Fund's good relative performance and low expenses supported the continuation of the Management Agreement and Sub-Advisory Agreement with Dwight.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the sub-advisor in managing the Fund, and contractual Management Fees at and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

BOARD REVIEW AND APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC (Unaudited)

Background

Effective February 10, 2007, the Board of Trustees of Old Mutual Advisor Funds II (the "Trust"), including all of its independent Trustees (the "Board"), appointed Ashfield Capital Partners, LLC ("Ashfield") as a sub-advisor to the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund (each a "Fund" and collectively, the "Funds"). This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement by and among the Trust, Old Mutual Capital, Inc. ("OMCAP") and Ashfield (the "Ashfield Sub-Advisory Agreement"). In order that Ashfield could begin serving as sub-advisor to the Funds while shareholder approval of the Ashfield Sub-Advisory Agreement was sought, the Board also approved an interim investment sub-advisory agreement by and among the Trust, on behalf of the Funds, OMCAP and Ashfield (the "Interim Ashfield Sub-Advisory Agreement"). Pursuant to the Interim Ashfield Sub-Advisory Agreement, Ashfield assumed management of that portion of the Funds' assets that were previously sub-advised by CastleArk Management, LLC ("CastleArk").

Set forth below are the factors that the Board considered in approving the Ashfield Sub-Advisory Agreement and the Interim Ashfield Sub-Advisory Agreement (together, the "Ashfield Agreements").

Board Considerations

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to all of the Funds:

- Nature and Extent of Services - The Board considered the portfolio management services to be provided by Ashfield under the Ashfield Agreements. The Board received an in-person presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield's management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Funds. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Ashfield Agreements. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the
Ashfield Agreements.

- Multi-Manager Structure - The Board considered the effectiveness with which Ashfield would operate within the Funds' multi-manager structure. In particular, the Board considered the degree to which Ashfield's investment style and processes would complement the Funds' other investment sub-advisor, Turner Investment Partners ("Turner"). Based on information provided by OMCAP, the Board concluded that Ashfield's investment style and processes would complement the investment style of Turner.

- Profitability/Costs - The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Funds. In that connection, the Board reviewed Ashfield's projected costs in providing services to the Funds and the basis for allocating those costs.

- Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to Ashfield, including Ashfield's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including OMCAP, the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.

- Senior Officer's Report - The Trustees considered a report from the Trust's Senior Vice President ("Senior Officer"), who is independent from the Trust's various service providers, including Ashfield, OMCAP and their affiliates, in analyzing Ashfield.
The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield's personnel. The Trustees' also noted the Senior Officer's evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2006. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to each Fund:

Old Mutual Large Cap Growth Fund

Performance - With respect to performance, the Trustees favorably weighed that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period.

Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

193

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BOARD REVIEW AND APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC - concluded (Unaudited)

Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the contractual Management Fee at the Lipper, Inc. ("Lipper") median and the net Management Fee below the Lipper median.

Old Mutual Large Cap Growth Concentrated Fund

Performance - With respect to performance, the Trustees favorably viewed the fact that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees noted, however, that Ashfield's large cap growth composite was more broadly diversified in a greater number of stocks than the Fund and that Ashfield did not currently manage a portfolio that mirrored the concentrated investment strategy of the Fund. The Trustees viewed favorably representations from Ashfield that its large cap growth investment strategy could be easily tailored to the Fund's more concentrated investment strategy.

Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the net Management Fee below the Lipper median.

Old Mutual Select Growth Fund

Performance - The Trustees favorably viewed the fact that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees noted, however, that although the Fund generally invested in large-cap companies, its investment strategy permitted investments in companies of any market capitalization and Ashfield's all capitalization strategy was more recently developed than its large cap growth strategy. The Trustees favorably viewed the experience of the Ashfield all capitalization strategy portfolio managers who would manage the Fund, that the investment characteristics of Ashfield's all capitalization investment strategy complemented the Fund's investment objective and strategies, and Ashfield's experience and performance record in managing mid- and small-cap assets.

Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP paid Ashfield's sub-advisory fee from the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the net Management Fee below the Lipper median.

195

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196

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197

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198

[LOGO]  OLD MUTUAL
        Advisor Funds II


CONTACT US FOR MORE INFORMATION ABOUT
OLD MUTUAL ADVISOR FUNDS II

BY TELEPHONE

    888-772-2888

BY MAIL

    P.O. Box 219534
    Kansas City, MO 64121-9534

IN PERSON

    4643 South Ulster Street, Suite 600
    Denver, CO 80237

ON THE INTERNET

    oldmutualfunds.com

BY EMAIL

    contactus@oldmutualfunds.com

This annual report is intended for the general information of Old Mutual Advisor Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Advisor Funds II, by visiting oldmutualfunds.com or by calling 888-772-2888 toll free. Please read the prospectus carefully and please consider the investment objectives, risks and charges and expenses of Old Mutual Advisor Funds II carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-084 05/2007

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Advisor Funds II (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.


Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2007 and 2006 were $469,000 and $435,550, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this
      Item 4 for the fiscal years ending March 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2007 and 2006 were $113,000 and $0, respectively. These fees were for the review of the registrant's semi-annual report and registration statement.

(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending March 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2007 and 2006 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this
      Item 4 ("all other fees"), for the fiscal years ending March 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2007 and 2006 were $76,000 and $0, respectively. These fees were for the review of semi-annual reports and registration statements for other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g) For the fiscal years ending March 31, 2007 and 2006, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $189,000 and $0, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

      Not applicable.

Item 6.  Schedule of Investments.

      SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

      Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

      Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

      No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.


Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended March 31, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b)    Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL ADVISOR FUNDS II



By: /s/ Julian F. Sluyters
    ----------------------
    Julian F. Sluyters, President

Date: May 18, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters
    ----------------------
    Julian F. Sluyters, Principal Executive Officer

Date:  May 18, 2007




By: /s/ Robert T. Kelly
    -------------------
    Robert T. Kelly, Principal Financial Officer

Date:  May 18, 2007